UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09903

Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 8/31

Date of reporting period: 8/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

The Mellon Funds

Mellon Large Cap Stock Fund
Mellon Income Stock Fund
Mellon Mid Cap Stock Fund
Mellon Small Cap Stock Fund
Mellon International Fund
Mellon Emerging Markets Fund
Mellon Balanced Fund

ANNUAL REPORT August 31, 2004

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Large Cap Stock Fund	3
Mellon Income Stock Fund	6
Mellon Mid Cap Stock Fund	9
Mellon Small Cap Stock Fund	12
Mellon International Fund	15
Mellon Emerging Markets Fund	18
Mellon Balanced Fund	21
Understanding Your Fund’s Expenses	24
Comparing Your Fund’s Expenses
With Those of Other Funds	25
Statements of Investments	26
Statements of Assets and Liabilities	49
Statements of Operations	51
Statements of Changes in Net Assets	53
Financial Highlights	58
Notes to Financial Statements	73
Report of Independent Registered
Public Accounting Firm	83
Important Tax Information	84
Board Members Information	86
Officers of the Trust	88

For More Information

Back cover
The views expressed herein are current to the
date of this report. These views and the
composition of the funds’ portfolios are subject
to change at any time based on market and
other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT
Dear Shareholder:

This annual report for The Mellon Funds covers the period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund manager.

Although strong performance during the closing months of 2003 contributed to generally attractive equity returns for the reporting period overall, stock prices have retreated modestly so far in 2004. In contrast, bond market sectors have remained relatively strong, despite higher short-term interest rates. Investors apparently have revised their expectations of U.S. economic growth downward in response to ongoing geopolitical tensions, high energy prices and some persistently disappointing labor statistics.

In these challenging times, we believe it remains critical to keep focused on a long-term wealth management strategy. The broad range of asset classes represented by The Mellon Funds provides an excellent opportunity to position your portfolio for all market environments and your portfolio manager welcomes the opportunity to work with you in meeting your overall wealth management objectives.

Thank you for your continued confidence in Mellon.

Lawrence P. Keblusek President Mellon Funds Trust September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Mellon Private Wealth Management Group’s Equity Management Team, Portfolio Manager

How did Mellon Large Cap Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares produced a total return of 7.95% while its Investor shares produced a total return of 7.88% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 11.45% for the same period.2

We attribute these results to broadly based market strength during the first half of the reporting period, which was driven by greater U.S. economic growth and improving business fundamentals. Stocks generally declined during the second half of the reporting period in response to geopolitical and economic uncertainties, but on average, they held onto the majority of earlier gains.The fund’s returns underper-formed its benchmark, largely due to weakness in the technology and services sectors.

What is the fund’s investment approach?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 500 Index.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher-ranked securities.The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P 500 Index.

Effective on or about December 31, 2004, the fund’s new investment objective will be to seek capital appreciation.To pursue its new investment objective, the fund will continue to employ a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

What other factors influenced the fund’s performance?

The fund achieved gains across a wide range of investment sectors during the reporting period, most notably in the energy, health care and utilities areas. Returns benefited from the fund’s slightly overweighted position in the energy sector, where limited supplies and strong industrial demand drove prices higher. Strong individual stock selections further boosted returns among the fund’s energy holdings. Top performers included refinery consolidator Valero Energy and diversified producers Occidental Petroleum and ConocoPhillips.

In the health care sector, the fund emphasized services providers such as Aetna and UnitedHealth Group, which delivered steady earnings growth. Gains in these and other holdings such as medical device maker Boston Scientific more than made up for declines in drug maker Wyeth, which we believe was hurt by product-related lawsuits. Utilities holdings generated strong returns as well, particularly during the second half of the reporting period, when the market favored traditionally defensive, dividend-paying stocks. The fund focused on regional electric utilities, such as Exelon, PPL and Entergy that were insulated from rising fuel prices by their nuclear generation capacity.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Other market sectors delivered more mixed results. Among consumer staples stocks, Kimberly-Clark and Procter & Gamble rose on the strength of consistent earnings growth and effective management. However, most consumer staples stocks produced weak returns due to declining consumer confidence. In the financial sector, mortgage lender Freddie Mac recovered from earlier accounting difficulties to post robust gains, and regional bank SouthTrust rose on the strength of an attractive takeover offer. On the other hand, insurer St. Paul Travelers Cos. suffered declines when the company encountered post-merger difficulties.

The market’s sharpest losses occurred in the technology sector. Several technology companies reported seasonal weakness and an uncertain outlook, and the fund’s technology losses proved relatively steep, led by semiconductor companies such as Intel, Xilinx and Agilent Technologies and accompanied by other hardware and software holdings such as EMC and Veritas Software. Media holdings further undermined the fund’s relative performance. News and entertainment companies, such as Viacom and The News Corporation Ltd., were hurt by weak advertising revenues, while Comcast and Walt Disney faced company-specific difficulties that pushed their stock prices lower.

What is the fund’s current strategy?

As of the end of the reporting period, persistent economic and political uncertainties have prompted us to adopt generally neutral positions in most investment sectors, with the exception of energy, where the fund continues to maintain slightly greater exposure than does the benchmark.Within the various market sectors, we have emphasized what we believe are high-quality, dividend-paying stocks with good earnings visibility. In our view, stocks with these characteristics should be well-positioned to weather further volatility in an uncertain investment environment.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

4

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		7.95%	(3.75)%	9.40%
Investor shares	7/11/01	7.88%	—	—	(3.16)%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Large Cap Stock Fund on 8/31/94 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of U.S. stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Mellon Income Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares produced a total return of 14.68%, and its Investor shares produced a total return of 14.26% .1 In comparison, the Russell 1000 Value Index, the fund’s benchmark,provided a total return of 17.52% .2

We attribute these results to a strong rise in equity securities during the first half of the reporting period, driven by accelerating U.S. economic growth and improving business fundamentals. Although the market generally declined during the second half of the reporting period, value-oriented stocks performed relatively well. However, the fund’s performance trailed the benchmark due to the fund’s emphasis on dividend-paying stocks during the first half of the reporting period, when the market favored more speculative stocks, and the fund’s underweighted position in interest-sensitive financial stocks during the second half of the reporting period, when interest rates unexpectedly remained low.

What is the fund’s investment approach?

The fund seeks to exceed the total return performance of the Russell 1000 Value Index over time.To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to invest primarily in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund seeks to invest primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities.The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry sectors.

Effective on or about December 31, 2004, the fund’s new investment objective will be to seek total return (consisting of capital appreciation and income). To pursue its new investment objective, the fund will continue to employ a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

What other factors influenced the fund’s performance?

Although investors appeared to look forward to better business conditions and a stronger U.S. economy during the first half of the reporting period, they became less optimistic during the second half of the reporting period,

6

as renewed inflationary pressures, higher interest rates and ongoing international and domestic political concerns threatened the economic recovery. Indeed, the Federal Reserve Board raised short-term interest rates twice toward the end of the reporting period.

In this environment, the fund generated particularly strong gains in the energy sector due to a slightly overweighted position and good individual stock selections. Holdings such as ChevronTexaco, ConocoPhillips and Sunoco benefited from rising oil and gas prices. Among producer goods stocks, strong levels of industrial activity and a robust housing market spurred gains in home improvement companies such as Stanley Works and Sherwin-Williams, specialty chemical concerns such as Monsanto, and rail transportation providers including Norfolk Southern. The utilities sector produced strong returns as well, particularly during the second half of the reporting period when the market favored traditionally defensive, dividend-paying stocks. Top performers included telecommunications service providers SBC Communications and Verizon Communications, and regional electric utilities Exelon and PPL.

Most other market sectors produced mixed results. For example, health insurer Aetna and pharmaceutical giant Novartis enjoyed strong gains, while drug maker Wyeth declined under pressure from product-related lawsuits, and pharmaceutical producer Merck & Co. lost ground due to a weak product pipeline. Gains among consumer staples holdings, such as Reynolds American, Procter & Gamble, Kimberly-Clark and Sara Lee, were undermined by unfortunate timing in the fund’s sale of its position in Altria Group. Among interest-sensitive financials, the fund benefited from the acquisition of holding FleetBoston Financial by a larger rival and gains in real estate investment trust Simon Property Group. However, St. Paul Travelers Cos. suffered declines when it encountered post-merger financial difficulties, and Citigroup was hurt by its exposure to the lackluster capital markets.

Finally, consumer cyclical stocks proved particularly weak. Retailers such as May Department Stores faced problems due to declining consumer confidence. Automobile and appliance manufacturers such as General Motors and Maytag were hurt by rising steel prices and Eastman Kodak was challenged by a difficult transition to digital photography.

What is the fund’s current strategy?

Recently heightened levels of investor caution and favorable changes in the tax code have created what we believe to be a more positive environment for the kinds of high-quality, high-dividend paying stocks on which the fund seeks to focus. Accordingly, we have continued to position the fund to benefit from this trend, emphasizing companies that generate free cash flow in the form of consistent and rising dividends.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Funds 7

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		14.68%	(1.97)%	9.71%
Investor shares	7/11/01	14.26%	—	—	0.13%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Income Stock Fund on 8/31/94 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF FUND PERFORMANCE

Anthony J. Galise, Portfolio Manager

How did Mellon Mid Cap Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced total returns of 11.33% for its Class M shares, 11.02% for its Investor shares and 10.31% for its Dreyfus Premier shares.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 12.42% for the same period.2 In addition, the average total return produced by the funds reported in the Lipper Mid-Cap Core Funds category was 10.59% .3

Midcap stocks as a whole fared relatively well in a recovering economy over the reporting period, despite periodic weakness during the spring and summer of 2004.The fund’s returns trailed the S&P 400 Index, primarily because of underperformance in the health care, services and technology sectors. However, because of strong stock selections in the producer goods, energy and interest-sensitive market sectors, the fund’s Class M and Investor shares outperformed its Lipper category average while the fund’s Dreyfus Premier shares were in line with its Lipper category average.

What is the fund’s investment approach?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 400 Index.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midcap domestic companies, whose market capitalizations generally range between $1 billion and $8 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

  Value, or how a stock is priced relative to its per- ceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including Wall Street research and company management. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the S&P 400 Index has a 10% weighting in a particular industry sector, about 10% of the fund’s assets will also normally be invested in that sector.

Effective on or about December 31, 2004, the fund’s new investment objective will be to seek capital appreciation. To pursue its new investment objective, the fund will continue to employ a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

What other factors influenced the fund’s performance?

Midcap stocks were influenced during the reporting period by investors’ shifting expectations of U.S. economic growth and business conditions. Stocks generally rallied during the first half of the reporting period as investors looked forward to stronger economic growth, and they gave back some of those gains during

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

the second half of the reporting period, when renewed inflationary pressures, higher interest rates and geopolitical instability took a toll on investor confidence.

In this changing market environment, the fund scored a number of successes in the producer goods area. Chemical companies such as Ashland and IMC Global benefited from the effects of stronger economic growth as well as company-specific factors. Investors rewarded Ashland with a higher stock price after the company sold its refinery operations and strengthened its balance sheet, and IMC Global saw its stock price rise after the announcement of a merger with a competitor. Metals producers including U.S. Steel, copper producer Freeport-McMoRan Copper & Gold and nickel miner Inco also gained value amid rising global demand for basic materials.

In the energy sector, several midcap stocks helped boost the fund’s returns. We focused on companies that we believed to be leveraged to rising oil and gas prices, such as oil services companies and refineries.Winners in the energy area included Southwestern Energy, the fund’s top performer during the reporting period.

The fund’s interest-sensitive holdings were helped by holdings such as the Chicago Mercantile Exchange, which benefited from greater futures and options trading in the volatile stock market.While the fund avoided the sharp decline of benchmark holding New York Community Bancorp, we added the stock after it had fallen to a price we considered oversold.

Holdings of health care companies, including pharmaceutical firms, biotechnology companies and medical services providers, proved disappointing during the reporting period. In the media industry, weak advertising revenues hurt the stocks of two holdings in the radio business. Finally, several technology holdings saw their share prices fall when they cautioned analysts that their earnings might not meet expectations.

What is the fund’s current strategy?

As the economic recovery has progressed, our disciplined investment process led us to reduce the fund’s overall sensitivity to market volatility by focusing more on value-oriented stocks. For example, we recently have added several positions in stocks that we believe became attractively valued after a period of price weakness. As a result, the fund ended the reporting period with slightly greater exposure to the producer goods and energy sectors than does the benchmark, and less exposure to the technology area.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

3 Source: Lipper Inc.

10

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		11.33%	5.16%	9.40%
Investor shares	7/11/01	11.02%	—	—	2.64%
Dreyfus Premier shares
with applicable redemption ††	9/6/02	6.31%	—	—	9.25%
without redemption	9/6/02	10.31%	—	—	11.07%
†

Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Mid Cap Stock Fund on 8/31/94 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The maximum contingent deferred sales charge for Dreyfus Premier shares is 4%.After six years Dreyfus Premier shares convert to Investor shares.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF FUND PERFORMANCE

Gene F. Cervi and Dwight Cowden, Portfolio Managers

How did Mellon Small Cap Stock Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares produced a total return of 13.29%, and its Investor shares produced a total return of 13.00% .1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), produced a total return of 14.86% for the same period.2

Small-cap stocks benefited from a recovering U.S. economy during the first half of the reporting period, but terrorism concerns, rising interest rates and political factors caused investor sentiment to shift toward larger, higher-quality stocks in the second half of the reporting period.After a strong start, the fund’s returns trailed that of the S&P 600 Index, primarily because of better performance among lower-quality, more speculative stocks included in the benchmark but not held by the fund.

What is the fund’s investment approach?

The fund seeks investment returns consisting of capital appreciation and income that surpass those of the S&P 600 Index.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $2 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, which measures the sustainability and rate of growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, we examine the fundamentals of the higher-ranked securities. Using these insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S&P 600 Index has a 10% weighting in a particular sector, about 10% of the fund’s assets will also normally be invested in that sector.

Effective on or about December 31, 2004, the fund’s new investment objective will be to seek capital appreciation. To pursue its new investment objective, the fund will continue to employ a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

What other factors influenced the fund’s performance?

We attribute the fund’s lagging performance relative to the S&P 600 Index primarily to market weakness in January and April 2004, when investors favored micro-cap and low-quality stocks over their higher-quality, small-cap counterparts. The fund underperformed its benchmark during those months and the reporting period overall because our disciplined investment process focuses on higher-quality stocks.

However, the fund enjoyed strong results from a number of industry groups. In the health care sector, ophthalmic products manufacturer Advanced Medical Optics saw its stock price rise after several positive earning surprises and an acquisition that was accretive to the company’s earnings, and fast-growing HMO Sierra Health Services benefited from improving pricing and profit margins. In the energy area, higher oil and gas prices aided a number of holdings, including Southwestern Energy, Petroleum Development and Plains Exploration and Production. In the producer goods industry group, the fund’s performance was helped by holdings with exposure to the booming housing, construction and raw materials markets worldwide, including scrap metal

12

recycler Schnitzer Steel Industries, mining equipment producer Joy Global and construction services provider Building Materials Holding.

On the other hand, the fund’s returns were eroded by disappointments in the technology sector, where a number of companies were hurt by earnings shortfalls and lower-than-expected sales. For example, semiconductor systems supplier Standard Microsystems and network security company SafeNet announced reduced earnings outlooks, which caused them to rank among the larger detractors from the fund’s overall performance. Some of the fund’s interest-sensitive financial holdings also encountered weakness, including the initial public offering of a real estate investment trust, Government Properties Trust. While small banks produced better results, the fund’s relatively light exposure to the area prevented it from participating fully in the banking industry’s relative strength.

What is the fund’s current strategy?

We recently have maintained a relatively cautious investment stance due to heightened market tensions caused by terrorism concerns, uncertainty surrounding the U.S. presidential elections and a deceleration in the profits cycle. As a result, we currently expect investors to favor companies with higher earnings quality and better balance sheets over the more speculative businesses that were more in favor early in the reporting period.

Accordingly, as of the end of the reporting period, we have attempted to reduce the fund’s sensitivity to market volatility while emphasizing the quality factors considered by our quantitative stock selection process. We recently reduced the fund’s overweighted position in the energy sector, where we believe oil and gas prices may have peaked. Instead, we have redeployed those assets to areas such as producer goods and utilities that we believe are more attractively valued and, in our judgment, are likely to benefit from rising consumer and industrial demand in the United States, China and the emerging markets.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.

The Funds 13

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

The above graph compares a $10,000 investment made in Class M shares of Mellon Small Cap Stock Fund on 1/1/98 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of overall small-cap stock market performance which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Mellon International Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares produced a total return of 23.15%, and its Investor shares produced a total return of 22.28% .1 The fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 22.64% for the same period.2

We attribute the fund’s returns to improved global economic conditions, greater merger and acquisition activity, higher levels of consumer and business confidence and rising corporate earnings.The fund’s returns were in line with the benchmark, due primarily to the success of our individual stock selection strategy. A wide range of holdings contributed to the fund’s added value.

What is the fund’s investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also invests primarily in companies that we consider to be value companies.The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented, research-driven and risk-averse.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

  Value, or how a stock is priced relative to tradi- tional business performance measures;
  Business health, or overall efficiency and profitabil- ity as measured by return on assets and return on equity; and
  Business momentum, or the presence of a catalyst such as corporate restructuring or changes in man- agement that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund’s performance?

For the second consecutive 12-month reporting period, the international stock markets posted generally impressive gains, largely due to strong economic growth around the world, an increase in merger and acquisition activity and rising corporate earnings. However, a number of factors led to greater market volatility over the more recent reporting period, including shifts in consumer confidence and spending, rising oil prices, persistent geopolitical uncertainty, the war in Iraq and questions regarding the sustainability of China’s industrial growth.

After many years of a deflationary recession, Japan appears to have turned the corner toward economic growth, benefiting many of the fund’s Japanese holdings. Credit card companies Credit Saison and AIFUL benefited from an increase in transaction fees and lower loan loss provisions. Diligent cost cutting and expectations for a rebound in consumer spending benefited Skylark, a restaurant chain. Soaring exports led to strong earnings growth for Yamaha Motor.

Although economic growth in Europe was less robust than in other parts of the world, the fund’s performance benefited from its holdings of Aventis, the French pharmaceutical company, whose stock price rose sharply after an unsolicited bid for the company by rival Sanofi-Synthelabo, which the fund did not own. French tire manufacturer Michelin also fared well amid strong auto sales and higher earnings. In the

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

United Kingdom, the fund’s performance also was helped by several consumer discretionary stocks, most notably department store retailer Marks & Spencer, beverage company Allied Domecq, and candy and soft drink maker Cadbury Schweppes, which benefited from the acquisition of chewing gum manufacturer Adams.

Other positive contributors to the fund’s performance included several financial holdings, such as international banking and insurance provider Fortis, which is based in the Netherlands, and two retail banks, Belgium’s Dexia and Singapore’s DBS.Within the energy sector, a variety of oil producers benefited from rising oil prices, as did Saipem, an Italian oilfield services company.

On the other hand, we may have been too early in purchasing consumer stocks in Germany, which is the world’s third largest economy.While we considered valuations of various German retailers, consumer electronic companies and auto manufacturers to be compelling, consumer spending has not increased as we expected. In addition, the fund received generally disappointing returns from its holdings in information technology due to heavy profit-taking.

What is the fund’s current strategy?

As of the end of the reporting period, we have increased the fund’s exposure to the telecommunications services sector, where a number of companies have strengthened their balance sheets and raised their dividend rates. We also recently have favored European banks and insurance companies, some of which we believe are selling at depressed prices. Conversely, we have trimmed our holdings in a number of areas that have performed well recently, including Japanese credit card companies and consumer lenders.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

16

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/04
	Inception			From
	Date	1 Year	5 Years	Inception

Class M shares	7/15/98	23.15%	3.83%	4.05%
Investor shares	7/11/01	22.28%	—	7.48%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon International Fund on 7/15/98 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date. For comparative purposes, the value of the Index on 7/31/98 is used as the beginning value on 7/15/98.All dividends and capital gain distributions are reinvested.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Mellon Emerging Markets Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares produced a total return of 22.93%, and the fund’s Investor shares produced a total return of 22.68% .1 In comparison, the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF Index”), the fund’s benchmark, provided a total return of 20.50% for the same period.2

We attribute the fund’s performance to the beneficial effects of a strengthening global economy, which was driven during much of the reporting period by increased demand from China for raw materials used in industrial production. The fund slightly outperformed its benchmark, due primarily to the success of our individual stock selection strategy in a number of different markets and industry groups.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

  Value, or how a stock is priced relative to its intrin- sic worth based on traditional value measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and
  Business momentum, or the presence of catalyst such as corporate restructuring or changes in manage- ment that may potentially trigger a price increase in the near- to midterm.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund’s performance?

The emerging markets posted strong returns during the reporting period, due in large part to continued global economic growth, improved consumer spending and increased demand from industrial companies and manufacturers for raw materials.The growth of industry in China and the building of its infrastructure created greater demand for the basic materials that many developing countries produce. In addition, economic recoveries in the United States, the United Kingdom and select European markets helped support better business conditions in the emerging markets.

In this generally constructive environment, our successful stock selection strategy enabled the fund to produce stronger returns than did the fund’s benchmark. For example, the fund benefited from its focus on technology companies in Taiwan that produce higher-margin products. In addition, we added value by diversifying into other Taiwan industry groups, such as banks and a local grocery store chain. In South Korea, Samsung, a company that trades resources and capital equipment, performed well. In addition, emerging market

18

companies with exposure to oil, iron, copper, lumber and steel benefited from substantial exports to China.

Stocks in India, an area we have favored for some time now, contributed positively to the fund’s performance. Rising consumer spending helped support fund holdings such as a scooter manufacturer, a tobacco company and a large retail bank. South African metals and mining stocks also posted solid returns, as did Bidvest Group, a South African industrial company.

On the other hand, the fund’s returns were held back by its lack of exposure to certain areas. For example, the fund had little exposure to one of the major telecommunications companies in Mexico that performed well for the benchmark, causing the fund’s Mexico returns to lag those of the MSCI EMF Index. Limited participation in gains produced by banks in Turkey, which we avoided in favor of a Turkish energy company, also hurt the fund’s performance during the reporting period.

What is the fund’s current strategy?

We recently have been encouraged by higher corporate profits in the emerging markets, where companies appear to be focused both on sales and quality of earnings. In our judgment, many of these companies are making great strides in becoming more financially sound and better managed businesses.

As of the end of the reporting period, we have added to the fund’s positions in consumer staple companies whose stocks have declined due to falling operating profitability.We also have added selectively to existing positions in technology companies that we believe have strong long-term prospects and whose stocks meet our valuation criteria, while liquidating those we deemed fully priced. We have also trimmed a selection of the fund’s holdings in other areas, including Asian financial service providers and consumer discretionary companies in India, taking profits after these stocks reached what we believed were more expensive valuations.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

T h e F u n d s 19

FUND PERFORMANCE
Average Annual Total Returns	as	of 8/31/04
		Inception		From
		Date	1 Year	Inception

Class M shares		10/2/00	22.93%	12.58%
Investor shares		7/11/01	22.68%	16.74%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Emerging Markets Fund on 10/2/00 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Free Index (the “Index”) on that date. For comparative purposes, the value of the Index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

20

DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson and Lawrence R. Dunn, Portfolio Managers

How did Mellon Balanced Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares produced a total return of 9.13%, and its Investor shares produced a total return of 8.76% .1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S. Aggregate Index, produced a 9.32% total return for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index produced total returns of 11.45% and 6.13%, respectively, for the same period.

Although stocks rallied early in the reporting period, driven by expectations of stronger economic growth, they later declined when economic and geopolitical concerns intensified. Bonds generally rallied modestly in a volatile market place. The fund’s returns were slightly lower than the blended index, primarily due to weakness in the technology and services sectors.

What is the fund’s investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds, Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund.The fund has established target allocations for its assets of 60% in the aggregate to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

With respect to the equity portion of the fund’s portfolio, individual stocks are chosen through a computer model, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria.A team of experienced analysts then examines the fundamentals of the higher-ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell.The equity portion of the fund’s portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund’s portfolio, the fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

What other factors influenced the fund’s performance?

The fund’s stock portfolio enjoyed attractive gains from the energy sector, which benefited from rising oil and gas prices. Among producer goods stocks, strong levels of industrial activity and a robust housing market spurred gains in home improvement companies, specialty chemical concerns and rail transportation providers.The utilities sector also produced strong returns, led by telecommunications service providers and regional electric utilities.

On the other hand, other stock market sectors produced mixed results. For example, in the health care sector, insurer Aetna and pharmaceutical giant Novartis enjoyed strong gains, while drug makers Wyeth and Merck & Co. declined due to product-related lawsuits and a weak product pipeline, respectively. Gains among the fund’s consumer staples holdings were undermined

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

by unfortunate timing in the sale of Altria Group.Among financial stocks, the fund benefited from the acquisition of Banc One by a larger rival and gains in real estate investment trust Simon Property Group. However, St. Paul Travelers Cos. encountered post-merger difficulties, and Citigroup was hurt by its exposure to lackluster capital markets. Consumer cyclical stocks proved particularly weak as retailers faced declining consumer confidence, and rising steel prices hurt automobile and appliance manufacturers.

In the fund’s bond portfolio, returns were influenced by heightened market volatility caused by changing investor sentiment. In the spring of 2004, we began to reduce the fund’s exposure to corporate securities, which we believed had become more richly valued, and we maintained the fund’s relatively light holdings of U.S. Treasury securities due to their sensitivity to rising interest rates.We also moved to a slightly overweighted position in U.S. government agency debentures, which we regarded as attractively valued. This positioning helped the fund avoid the full brunt of weakness in Treasuries leading up to the Federal Reserve Board’s rate-hikes in June and August.

What is the fund’s current strategy?

Renewed investor caution and favorable changes in the tax code have created what we regard as a more positive environment for high-quality, dividend-paying stocks, and we have continued to emphasize companies with a history of consistent and rising dividends.Among bonds, we have continued to position the fund for what we believe will be moderate economic growth and rising short-term interest rates.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

22

FUND PERFORMANCE

Average Annual Total Returns	as	of 8/31/04
		Inception		From
		Date	1 Year	Inception

Class M shares		10/2/00	9.13%	0.94%
Investor shares		7/11/01	8.76%	2.80%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Balanced Fund on 10/2/00 (inception date) to a $10,000 investment made in three different indices: (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), (2) the Lehman Brothers U.S.Aggregate Index (the “Lehman Index”) and (3) the Customized Blended Index on that date.The Customized Blended Index is calculated on a year-to-year basis. For comparative purposes, the value of each index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The indices do not take into account charges, fees and other expenses.The Customized Blended Index is composed of the S&P 500 Index, 55%, and the Lehman Index, 45%. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 23

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$3.93	$5.21	—
Ending value (after expenses)	$952.40	$953.90	—
Mellon Income Stock Fund
Expenses paid per $1,000†	$4.15	$5.40	—
Ending value (after expenses)	$990.90	$988.70	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$4.48	$5.71	$9.38
Ending value (after expenses)	$958.70	$957.00	$953.50
Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$5.04	$6.22	—
Ending value (after expenses)	$966.30	$965.40	—
Mellon International Fund
Expenses paid per $1,000†	$5.51	$6.75	—
Ending value (after expenses)	$994.40	$990.60	—
Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.33	$9.20	—
Ending value (after expenses)	$958.40	$957.60	—
Mellon Balanced Fund
Expenses paid per $1,000†	$2.93	$4.22	—
Ending value (after expenses)	$976.20	$974.20	—†

† Expenses are equal to the Mellon Large Cap Stock Fund annualized expense ratio of .80% for Class M and 1.06% for Investor, Mellon Income Stock Fund .83% for

Class M and 1.08% for Investor, Mellon Mid Cap Stock Fund .91% for Class M, 1.16% for Investor and 1.91% for Dreyfus Premier, Mellon Small Cap Stock Fund 1.02% for Class M and 1.26% for Investor, Mellon International Fund 1.10% for Class M and 1.35% for Investor, Mellon Emerging Markets Fund 1.49% for Class M and 1.87% for Investor and Mellon Balanced Fund .59% for Class M and .85% for Investor, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses.Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.06	$5.38	—
Ending value (after expenses)	$1,021.11	$1,019.81	—
Mellon Income Stock Fund
Expenses paid per $1,000†	$4.22	$5.48	—
Ending value (after expenses)	$1,020.96	$1,019.71	—
Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$4.62	$5.89	$9.68
Ending value (after expenses)	$1,020.56	$1,019.30	$1,015.53
Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$5.18	$6.39	—
Ending value (after expenses)	$1,020.01	$1,018.80	—
Mellon International Fund
Expenses paid per $1,000†	$5.58	$6.85	—
Ending value (after expenses)	$1,019.61	$1,018.35	—
Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.56	$9.48	—
Ending value (after expenses)	$1,017.65	$1,015.74	—
Mellon Balanced Fund
Expenses paid per $1,000†	$3.00	$4.32	—
Ending value (after expenses)	$1,022.17	$1,020.86	—

† Expenses are equal to the Mellon Large Cap Stock Fund annualized expense ratio of .80% for Class M and 1.06% for Investor, Mellon Income Stock Fund .83% for Class M and 1.08% for Investor, Mellon Mid Cap Stock Fund .91% for Class M, 1.16% for Investor and 1.91% for Dreyfus Premier, Mellon Small Cap Stock Fund 1.02% for Class M and 1.26% for Investor, Mellon International Fund 1.10% for Class M and 1.35% for Investor, Mellon Emerging Markets Fund 1.49% for Class M and 1.87% for Investor and Mellon Balanced Fund .59% for Class M and .85% for Investor, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 25

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Large Cap Stock Fund

Common Stocks—98.4%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—9.3%			Health Care—13.8%
Bed Bath & Beyond	363,900 [a]	13,617,138	Abbott Laboratories	378,880	15,795,507
CVS	248,130	9,925,200	Aetna	161,490	14,962,048
Dana	406,320	7,667,258	Amgen	343,710 [a]	20,378,566
GTECH Holdings	170,390 [b]	4,004,165	Biogen Idec	88,130 [a]	5,228,753
Gap	381,270	7,145,000	Boston Scientific	618,320 [a]	22,092,574
Home Depot	310,140	11,338,718	Genzyme	100,910 [a]	5,449,140
Kohl’s	331,100 [a]	16,382,828	Johnson & Johnson	364,690	21,188,489
McDonald’s	513,420	13,872,608	Medtronic	153,210	7,622,198
NIKE, Cl. B	62,680 [b]	4,720,431	Merck & Co.	354,720	15,951,758
Target	330,150	14,718,087	Novartis, ADR	103,100	4,788,995
Wal-Mart Stores	495,884	26,118,210	Pfizer	1,381,146	45,122,040
Walgreen	391,300	14,262,885	UnitedHealth Group	283,020	18,716,113
		143,772,528	Wyeth	427,098	15,618,974
Consumer Staples—8.5%					212,915,155
Altria Group	362,610	17,749,759	Interest Sensitive—22.2%
Archer-Daniels-Midland	324,580	5,183,543	Allstate	186,640	8,811,274
Coca-Cola	472,940	21,145,147	American Express	268,590	13,434,872
Fortune Brands	105,110	7,688,796	American International Group	484,920	34,545,701
General Mills	134,840	6,371,190	Bear Stearns Cos.	79,960	7,030,083
Gillette	217,880	9,259,900	Capital One Financial	142,370	9,646,991
Kimberly-Clark	214,920	14,335,164	Citigroup	591,239	27,539,913
PepsiCo	418,817	20,940,850	Fannie Mae	193,240	14,386,718
Procter & Gamble	528,010	29,552,720	Freddie Mac	251,630	16,889,406
		132,227,069	General Electric	1,281,266	42,012,712
Energy Related—7.9%			Goldman Sachs Group	167,010	14,972,446
Apache	214,290	9,576,620	J.P. Morgan Chase & Co.	958,536	37,938,855
ConocoPhillips	277,920	20,685,586	Lehman Brothers Holdings	124,730	9,216,300
Devon Energy	217,386	14,088,787	MBNA	389,650	9,406,151
Exxon Mobil	940,010	43,334,461	Morgan Stanley	156,900	7,959,537
GlobalSantaFe	169,280	4,719,526	New York Community Bancorp	177,826	3,796,585
Halliburton	161,990	4,725,248	Radian Group	78,250	3,466,475
Nabors Industries	102,100 [a]	4,502,610	RenaissanceRe Holdings	103,100	4,961,172
Occidental Petroleum	308,210	15,919,047	St. Paul Travelers Cos.	495,150	17,176,754
XTO Energy	162,990	4,570,240	Simon Property Group	138,100	7,726,695
		122,122,125	SouthTrust	198,180	8,194,743

26

Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Interest Sensitive (continued)			Services (continued)
State Street	193,530	8,735,944	Time Warner	483,080 [a]	7,898,358
U.S. Bancorp	449,269	13,253,436	Univision
Wells Fargo	389,240	22,867,850	Communications Cl. A	221,880 [a,b]	7,322,040
		343,970,613	Walt Disney	979,330	21,985,958
Producer Goods & Services—11.4%					106,591,677
Air Products & Chemicals	184,120	9,644,206	Technology—14.1%
Boeing	167,080	8,724,918	Agilent Technologies	509,330 [a]	10,441,265
Burlington Northern Santa Fe	187,900	6,726,820	Cisco Systems	1,196,134 [a]	22,439,474
Companhia Vale do			Dell	625,922 [a]	21,807,122
Rio Doce, ADR	87,330 [a]	5,045,054	EMC	814,840 [a]	8,775,827
Cooper Industries, Cl. A	105,700	5,836,754	eBay	100,510 [a]	8,698,135
Deere & Co.	155,400	9,832,158	Intel	1,101,078	23,441,951
E. I. du Pont de Nemours	237,890	10,053,231	International
Freeport-McMoRan			Business Machines	180,270	15,267,066
Copper & Gold, Cl. B	225,870	8,499,488	Lexmark International	94,010 [a]	8,315,185
General Dynamics	79,550	7,767,262	Linear Technology	286,190	10,237,016
Honeywell International	298,510	10,740,390	Maxim Integrated Products	228,698	9,932,354
ITT Industries	82,120	6,495,692	Microsoft	1,641,176	44,804,105
Inco	203,410 [a,b]	6,944,417	QUALCOMM	425,180	16,178,099
Ingersoll-Rand, Cl. A	155,400	10,102,554	Symantec	266,630 [a]	12,787,575
International Paper	149,520	5,983,790	Xilinx	177,160	4,859,499
PPG Industries	147,560	8,819,661			217,984,673
Pentair	301,560	10,023,854	Utilities—4.3%
3M	170,470	14,039,909	Ameren	101,700	4,758,543
Tyco International	507,430	15,892,708	Constellation
United Technologies	166,970	15,680,153	Energy Group	204,710	8,413,581
		176,853,019	Entergy	136,640	8,239,392
Services—6.9%			Exelon	333,840	12,302,004
Cendant	654,650	14,160,079	PPL	167,470	8,010,090
First Data	171,970	7,265,732	SBC Communications	377,409	9,733,378
Manpower	320,890	13,551,185	Sprint (FON Group)	328,770	6,470,194
Nextel Communications, Cl. A	452,630 [a]	10,496,490	Telefonos de Mexico, ADR	274,910	8,904,335
Paychex	125,060	3,710,530			66,831,517
R. R. Donnelley & Sons	191,000	5,869,430	Total Common Stocks
The News, ADR	458,620 [b]	14,331,875	(cost $1,179,764,311)	1,523,268,376

The Funds 27

STATEMENT OF INVESTMENTS (continued)
Mellon Large Cap Stock Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—1.5%	Amount ($)	Value ($)	for Securities Loaned—1.9%	Shares	Value ($)

Repurchase Agreements;			Registered Investment Company;
Salomon Smith Barney, Tri-Party			Dreyfus Institutional Cash
Repurchase Agreement, 1.57%,			Advantage Plus Fund
dated 8/31/2004, due 9/1/2004,			(cost $28,881,070)	28,881,070	[c] 28,881,070

in the amount of $24,181,055
(fully collateralized by $24,679,000			Total Investments
Federal Home Loan Mortgage Corp.,			(cost $1,232,825,381)	101.8%	1,576,329,446
Discount Notes, 1.44%, 9/15/2004,			Liabilities, Less Cash and Receivables	(1.8%)	(27,972,266)
value $24,664,193)
(cost $24,180,000)	24,180,000	24,180,000	Net Assets	100.0%	1,548,357,180

ADR—American Depository Receipts
[a] Non-income producing.
[b] All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $28,002,327 and the total market value of the collateral held by the fund is $28,881,070.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

		Value (%)			Value (%)

Interest Sensitive		22.2	Consumer Staples		8.5
Technology		14.1	Short-Term/Money Market Investments		3.4
Health Care		13.8	Other		19.1
Producer Goods & Services		11.4
Consumer Cyclical		9.3			101.8

† Based on net assets.
See notes to financial statements.

28

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Income Stock Fund

Common Stocks—97.9%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—5.7%			Interest Sensitive (continued)
Dana	104,630	1,974,368	Hartford Financial Services Group	58,440	3,574,190
Ford Motor	72,140	1,017,895	J.P. Morgan Chase & Co.	270,049	10,688,539
General Motors	95,650 [a]	3,951,302	National City	39,300	1,485,147
Johnson Controls	47,090	2,651,167	St. Paul Travelers Cos.	45,200	1,567,988
Limited Brands	71,030	1,426,283	U.S. Bancorp	139,606	4,118,377
May Department Stores	136,220	3,338,752	Wachovia	121,320	5,691,121
Wendy’s International	35,890	1,233,539	Wells Fargo	67,800	3,983,250
		15,593,306			65,419,404
Consumer Staples—7.0%			Producer Goods & Services—16.0%
Altria Group	88,490	4,331,586	Air Products & Chemicals	32,160	1,684,541
Coca-Cola Enterprises	33,890	699,829	Cooper Industries, Cl. A	17,900	988,438
ConAgra Foods	47,470	1,243,714	Deere & Co.	14,210	899,067
Kimberly-Clark	40,190	2,680,673	Emerson Electric	21,175	1,318,144
PepsiCo	26,472	1,323,600	General Dynamics	13,300	1,298,612
Procter & Gamble	53,820	3,012,305	General Electric	370,592	12,151,712
Reynolds American	44,070	3,327,285	Honeywell International	54,900	1,975,302
Sara Lee	115,050	2,546,056	Hubbell, Cl. B	60,810	2,623,951
		19,165,048	Masco	46,410	1,491,153
Energy Related—13.8%			Monsanto	88,440	3,236,904
ChevronTexaco	127,498	12,431,055	Norfolk Southern	36,480	1,036,032
ConocoPhillips	101,730	7,571,764	PPG Industries	24,960	1,491,859
Exxon Mobil	249,946	11,522,511	Rockwell Automation	77,800	3,034,200
Occidental Petroleum	61,810	3,192,486	Sherwin-Williams	48,710	2,011,723
Sunoco	55,890	3,437,235	Stanley Works	75,770	3,277,810
		38,155,051	3M	30,080	2,477,389
Health Care—5.1%			United Technologies	32,648	3,065,974
Aetna	30,720	2,846,208			44,062,811
Bristol-Myers Squibb	44,200	1,048,866	Real Estate—3.5%
Eli Lilly & Co.	11,760	746,172	Friedman, Billings,
Merck & Co.	72,100	3,242,337	Ramsey Group, Cl. A	180,800	3,408,080
Novartis, ADR	28,270 [b]	1,313,141	Plum Creek Timber	143,670	4,746,857
Pfizer	92,468	3,020,930	Simon Property Group	24,960	1,396,512
Wyeth	47,689	1,743,987			9,551,449
		13,961,641	Securities & Asset
Interest Sensitive—23.7%			Management—2.6%
Bank of America	266,240	11,975,475	Bear Stearns Cos.	15,280	1,343,418
Block (H&R)	68,870	3,323,666	Lehman Brothers Holdings	29,506	2,180,198
Chubb	21,490	1,461,535	Merrill Lynch	37,870	1,934,021
Citigroup	247,955	11,549,744	T. Rowe Price Group	33,900	1,679,067
Federal National Mortgage Association	80,596	6,000,372			7,136,704

The Funds 29

STATEMENT OF INVESTMENTS (continued)
Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Services—6.5%			Utilities (continued)
ALLTEL	82,450	4,505,893	Verizon Communications	71,091	2,790,322
Gannett	16,870	1,428,889			22,849,222
McGraw-Hill Cos.	47,067	3,564,384	Total Common Stocks
R. R. Donnelley & Sons	111,180	3,416,561	(cost $200,970,503)		269,721,015

Time Warner	157,300 [b]	2,571,855		Principal
			Short-Term Investments—1.7%
Walt Disney	115,470	2,592,301		Amount ($)	Value ($)

		18,079,883	Repurchase Agreements;
Technology—5.7%			Salomon Smith Barney, Tri-Party
Automatic Data Processing	64,900	2,581,073	Repurchase Agreement, 1.57%
			dated 8/31/2004 due 9/1/2004
Danaher	31,740	1,632,071	in the amount of $4,800,209,
Hewlett-Packard	144,630	2,587,431	(fully collateralized by $4,899,000
Intel	60,526	1,288,598	Federal Home Loan Mortgage
International			Corp. Discount Notes, due
Business Machines	45,636	3,864,913	9/15/2004, value $4,896,061)
Microsoft	108,300	2,956,590	(cost $4,800,000)	4,800,000	4,800,000

Sabre Holdings	36,340	835,820	Investment of Cash Collateral
		15,746,496	for Securities Loaned—1.5%	Shares	Value ($)

Utilities—8.3%			Registered Investment Company;
AT&T	78,320	1,157,570	Dreyfus Institutional
Constellation Energy Group	68,800	2,827,680	Cash Advantage Plus Fund
Exelon	104,740	3,859,669	(cost $4,017,300)	4,017,300 [c]	4,017,300

Hawaiian Electric Industries	80,740	2,083,899	Total Investments
NSTAR	38,800	1,893,440	(cost $209,787,803)	101.1%	278,538,315
PPL	76,640	3,665,691
			Liabilities, Less Cash and Receivables	(1.1%)	(2,901,146)
SBC Communications	130,015	3,353,087
Telefonos de Mexico, ADR	37,600	1,217,864	Net Assets	100.0%	275,637,169

ADR—American Depository Receipts
[a] All of this security is on loan.At August 31, 2004, the total market value of the fund’s security on loan is $3,951,302 and the total market value of the collateral held by fund is
$4,017,300.
[b] Non-income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	23.7	Technology	5.7
Producer Goods & Services	16.0	Consumer Cyclical	5.7
Energy Related	13.8	Short-Term/Money Market Investments	3.2
Utilities	8.3	Other	11.2
Consumer Staples	7.0
Services	6.5		101.1

† Based on net assets.

See notes to financial statements.

30

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Mid Cap Stock Fund

Common Stocks—98.3%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—14.0%			Energy (continued)
Advance Auto Parts	152,600 [a]	5,655,356	Murphy Oil	117,900	8,902,629
AirTran Holdings	348,900 [a]	4,239,135	NRG Energy	269,700 [a]	7,376,295
BorgWarner	144,640	6,471,194	National-Oilwell	237,800 [a]	7,110,220
Brinker International	205,740 [a]	6,264,783	Newfield Exploration	176,580 [a]	9,773,703
CDW	108,570 [b]	6,351,345	ONEOK	296,000	6,973,760
Chico’s FAS	201,550 [a,b]	8,243,395	Patterson-UTI Energy	303,400	5,254,888
Claire’s Stores	277,500	6,754,350	Pogo Producing	136,500	6,003,270
Coach	230,600 [a]	9,719,790	Questar	112,600	4,580,568
Columbia Sportswear	88,200 [a]	4,810,428	Southwestern Energy	320,300 [a]	11,393,071
Dana	428,500	8,085,795	Western Gas Resources	130,200	3,635,184
ExpressJet Holdings	230,600 [a]	2,478,950	XTO Energy	310,850	8,716,234
Family Dollar Stores	196,600	5,200,070			118,282,889
GTECH Holdings	374,400	8,798,400	Health Care—10.4%
Hilton Hotels	404,200	7,214,970	Apria Healthcare Group	265,100 [a]	7,486,424
Lear	95,900	5,167,092	Bausch & Lomb	94,200	6,212,490
Mandalay Resort Group	122,200	8,290,048	Beckman Coulter	96,300	5,372,577
Michaels Stores	130,890	7,503,924	Cephalon	127,200 [a]	5,979,672
Mohawk Industries	121,460 [a]	9,342,703	Charles River Laboratories
PETsMART	270,200	7,581,812	International	142,500 [a]	6,205,875
Polo Ralph Lauren	198,400	7,247,552	Conventry Health Care	192,250 [a]	9,762,455
SUPERVALU	1	26	DENTSPLY International	172,500	8,788,875
Talbots	188,600	5,056,366	Fisher Scientific International	131,200 [a]	7,474,464
Tractor Supply	160,600 [a]	5,592,092	Henry Schein	103,800 [a]	6,464,664
Warnaco Group	376,300 [a]	7,578,682	IVAX	428,500 [a]	8,295,760
Whole Foods Market	76,100	5,915,253	Invitrogen	78,500 [a]	3,885,750
Williams-Sonoma	217,600 [a]	7,613,824	Omnicare	176,900	5,119,486
		167,177,335	PacifiCare Health Systems	207,300 [a]	6,760,053
Consumer Staples—4.2%			Par Pharmaceutical Cos.	119,600 [a]	4,908,384
Bunge	195,700	7,806,473	Perrigo	206,600	4,057,624
Constellation Brands, Cl. A	130,700 [a]	4,805,839	STERIS	273,690 [a]	6,262,027
Dean Foods	218,700 [a]	8,107,209	Sierra Health Services	112,400 [a]	4,846,688
Helen of Troy	290,200 [a]	7,835,400	Triad Hospitals	198,070 [a]	6,296,645
Loews Corp—Carolina Group	275,700	6,804,276	Varian Medical Systems	209,600 [a]	6,948,240
Tupperware	320,400	5,469,228	Watson Pharmaceuticals	105,100 [a]	2,894,454
Tyson Foods, Cl. A	541,500	8,923,920			124,022,607
		49,752,345	Interest Sensitive—21.4%
Energy—9.9%			AMB Property	215,600	8,052,660
Cooper Cameron	165,800 [a]	8,444,194	Affiliated Managers Group	113,500 [a,b]	5,567,175
ENSCO International	241,600	7,045,056	American Capital Strategies	222,200	6,932,640
Equitable Resources	151,700	7,953,631	Associated Banc—Corp	384,158	12,024,145
FMC Technologies	241,100 [a]	7,406,592	Bank of Hawaii	241,900	11,485,412
Grant Prideco	422,200 [a]	7,713,594	Chicago Mercantile Exchange	61,500 [b]	8,187,495

The Funds 31

STATEMENT OF INVESTMENTS (continued)
Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Interest Sensitive (continued)			Producer Goods & Services (continued)
Compass Bancshares	264,300	12,223,875	Lennar, Cl. A	190,500	8,724,900
Developers Diversified Realty	210,840	7,950,776	Lyondell Chemical	431,700 [b]	8,500,173
Everest Re Group	84,000	5,893,440	McAfee	368,300 [a]	7,284,974
Fidelity National Financial	300,195	11,302,342	Overseas Shipholding Group	182,500	7,847,500
General Growth Properties	208,400	6,287,428	Peabody Energy	150,400	8,019,328
Genworth Financial	296,700 [a]	6,743,991	Pentair	259,660	8,631,098
GreenPoint Financial	186,080	8,196,824	RPM International	396,400	6,267,084
Hibernia, Cl. A	484,700	13,014,195	Stanley Works	147,200	6,367,872
Independence Community Bank	243,800	9,566,712	Toll Brothers	202,000 [a,b]	8,966,780
Jefferies Group	202,900	6,799,179	United States Steel	144,900	5,348,259
Legg Mason	119,930 [b]	9,675,952	Washington Group International	195,400 [a]	6,874,172
Montpelier Re Holdings	167,900	5,790,871			195,804,367
National Commerce Financial	248,600	8,362,904	Publishing—.3%
New York Community Bancorp	575,400	12,284,790	Scholastic	122,300 [a]	3,577,275
Old Republic International	257,490	6,063,890	Services—9.2%
Protective Life	188,400	7,372,092	ARAMARK, Cl. B	289,300	7,322,183
Providian Financial	490,600 [a]	7,084,264	Brightpoint	22,440 [a]	297,330
Radian Group	170,146	7,537,468	Career Education	158,000 [a]	4,872,720
Rayonier	187,724	8,704,762	Ceridian	182,800 [a]	3,379,972
RenaissanceRe Holdings	136,100	6,549,132	ChoicePoint	190,800 [a]	8,061,300
SEMICONDUCTOR HOLDRS TRUST	386,400	11,317,656	DST Systems	165,800 [a]	7,500,792
Sovereign Bancorp	326,700	7,141,662	Deluxe	159,600	6,818,112
Willis Group Holdings	212,100	7,417,137	Dun & Bradstreet	145,800 [a]	8,039,412
Wilmington Trust	255,700	9,496,698	FactSet Research Systems	196,900	8,767,957
		255,027,567	Fair Isaac	172,950 [a]	4,657,544
Producer Goods & Services—16.5%			ITT Educational Services	140,300 [a,b]	4,850,171
Airgas	238,100	5,297,725	Labor Ready	292,000 [a]	3,617,880
Ashland	151,000	7,765,930	Manpower	160,700	6,786,361
Briggs & Stratton	49,000	3,679,900	Nextel Partners	265,800 [a]	3,832,836
C.H. Robinson Worldwide	182,700	7,795,809	Rent-A-Center	192,300 [a]	5,788,230
Cooper Industries, Cl. A	89,900	4,964,278	Republic Services	279,020	7,798,609
D.R. Horton	295,157	9,132,158	Ryder System	104,950	4,597,860
Freeport-McMoRan			Sirva	324,900 [a]	6,881,382
Copper & Gold, Cl. B	176,900	6,656,747	Westwood One	234,780 [a]	5,268,463
Genuine Parts	185,000	7,013,350			109,139,114
Heartland Express	396,150	6,948,471	Technology—8.1%
Hovnanian Enterprises, Cl. A	163,500 [a]	5,627,670	ADTRAN	201,000	5,382,780
IMC Global	654,500 [b]	10,432,730	Activision	333,700 [a]	4,801,943
Inco	234,700 [a,b]	8,012,658	Arrow Electronics	325,600 [a]	7,045,984
International Steel Group	161,300 [a]	4,903,520	Avnet	313,000 [a]	4,970,440
Joy Global	222,900	6,756,099	CheckFree	282,900 [a]	7,709,025
L-3 Communications Holdings	163,460	10,239,134	Citrix Systems	373,900 [a]	5,948,749
Landstar System	147,600 [a]	7,746,048	International Rectifier	155,200 [a]	5,099,872

32

Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Short-Term Investments—2.3%	Amount Principal ($)	Value ($)

Technology (continued)			Repurchase Agreements;
MEMC Electronic Materials	531,100 [a]	4,248,800	Salomon Smith Barney,
Microchip Technology	276,500	7,296,835	Tri-Party Repurchase Agreement,
Plantronics	93,300	3,624,705	1.57% dated 8/31/2004,
			due 9/1/2004 in the amount
Polycom	179,900 [a]	3,513,447	of $27,401,195 (fully
SanDisk	299,800 [a]	7,000,330	collateralized by $27,965,000
Storage Technology	224,100 [a]	5,434,425	Federal Home Loan Mortgage
Sybase	441,090 [a]	5,879,730	Notes, 0%, 9/15/2004,
Tech Data	193,300 [a]	7,279,678	value $27,948,221)
			(cost $27,400,000)	27,400,000	27,400,000

Tektronix	231,400	6,611,098
Zebra Technologies	85,800 [a]	4,903,470	Investment of Cash Collateral
		96,751,311	for Securities Loaned—3.2%	Shares	Value ($)

Utilities—4.3%			Registered Investment Company;
AES	684,100 [a]	6,902,569	Dreyfus Institutional Cash
CenturyTel	215,800	6,946,602	Advantage Plus Fund
Energy East	293,360	7,149,183	(cost $38,193,599)	38,193,599	[c] 38,193,599

Great Plains Energy	203,600	6,140,576
			Total Investments
Pepco Holdings	380,700 [b]	7,857,648	(cost $1,023,353,456)	103.8%	1,236,679,073
SCANA	208,100 [b]	7,895,314
Wisconsin Energy	264,390	8,658,772	Liabilities, Less Cash
			and Receivables	(3.8%)	(45,530,194)
		51,550,664
Total Common Stocks			Net Assets	100.0%	1,191,148,879
(cost $957,759,857)	1,171,085,474

[a] Non-income producing.
[b] All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $37,156,712 and the total market value of the collateral held by the fund is $38,193,599.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	21.4	Services	9.2
Producer Goods & Services	16.5	Technology	8.1
Consumer Cyclical	14.0	Short-Term/Money Market Investments	5.5
Health Care	10.4	Other	8.8
Energy	9.9		103.8

† Based on net assets.

See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Small Cap Stock Fund

Common Stocks—97.6%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—14.7%			Consumer Staples (continued)
Aeropostale	89,450 [a]	2,786,368	Jarden	69,800 [a]	2,114,242
Alaska Air Group	71,400 [a]	1,680,756	Performance Food Group	135,200 [a]	2,974,400
AnnTaylor Stores	121,600 [a]	2,939,072	Ralcorp Holdings	89,100 [a]	3,245,913
bebe stores	168,350 [a]	3,058,920	Sanderson Farms	53,900	1,842,841
Brown Shoe	92,800	2,461,056			20,306,795
Cache	151,100 [a]	2,030,784	Energy—9.0%
Callaway Golf	314,600	3,803,514	AGL Resources	92,200	2,811,178
Choice Hotels International	94,400	4,895,584	American States Water	110,300	2,740,955
Dick’s Sporting Goods	123,200 [a]	3,989,216	Cal Dive International	131,700 [a]	3,933,879
ExpressJet Holdings	251,200 [a]	2,700,400	Cimarex Energy	153,600 [a]	4,597,248
Finish Line, Cl. A	88,700	2,573,187	Dynegy, Cl. A	639,400 [a]	2,787,784
GameStop, Cl. A	147,200 [a]	2,467,072	Energen	104,100	4,938,504
Helen of Troy	106,800 [a]	2,883,600	Energy Partners	224,300 [a]	3,429,547
Kerzner International	78,900 [a]	3,521,307	Frontier Oil	127,300	2,599,466
Lone Star Steakhouse & Saloon	158,200	3,668,658	Headwaters	67,400 [a]	2,063,114
Multimedia Games	127,100 [a]	1,835,324	New Jersey Resources	119,945	4,899,753
NBTY	202,400 [a]	4,843,432	Oil States International	165,000 [a]	2,656,500
Oakley	243,700	2,795,239	Parker Drilling	471,000 [a]	1,526,040
Oshkosh Truck	96,740	4,929,870	Patina Oil & Gas	120,400	3,223,108
Polaris Industries	69,700 [b]	3,287,052	Plains Exploration & Production	152,300 [a]	2,956,143
Russell	183,100	3,270,166	Southwestern Energy	200,500 [a]	7,131,785
SCP Pool	77,400	3,265,506	Stone Energy	137,100 [a]	5,703,360
Shuffle Master	80,999 [a,b]	2,684,307	Unit	222,000 [a]	6,970,800
Sonic	172,750 [a]	3,860,962	World Fuel Services	76,900	2,705,342
Stage Stores	92,700 [a]	2,960,838			67,674,506
Steak n Shake	203,900 [a]	3,507,080	Health Care—9.9%
Stride Rite	233,500	2,306,980	AMERIGROUP	74,200 [a]	3,809,428
Toro	73,500	4,789,995	Advanced Medical Optics	110,100 [a]	4,097,922
Tractor Supply	136,900 [a]	4,766,858	American Medical Security Group	138,605 [a]	3,124,157
Urban Outfitters	135,800 [a]	4,121,530	Axcan Pharma	191,000 [a]	3,374,970
Wabash National	129,500 [a]	3,435,635	Bradley Pharmaceuticals	149,790 [a,b]	3,609,939
Wolverine World Wide	156,700	3,779,604	CONMED	99,600 [a]	2,435,220
Yankee Candle	59,200 [a]	1,604,912	Cooper Cos.	107,280	6,216,876
Zale	126,600 [a]	3,243,492	Diagnostic Products	77,190	3,120,020
		110,748,276	Haemonetics	87,300 [a]	2,760,426
Consumer Staples—2.7%			IDEXX Laboratories	92,230 [a]	4,492,523
American Italian Pasta, Cl. A	84,100 [b]	2,274,905	Mentor	66,500	2,339,470
Blyth	60,800	1,824,608	Merit Medical Systems	188,745 [a]	3,229,427
Flowers Foods	152,150	3,844,830	Mine Safety Appliances	49,100	1,940,923
Fresh Del Monte Produce	84,300	2,185,056	PSS World Medical	278,200 [a]	3,001,778

34

Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Interest Sensitive (continued)
Pediatrix Medical Group	68,400 [a]	4,794,840	UCBH Holdings	100,400	4,031,060
PolyMedica	119,900	3,646,159	UICI	190,400 [a]	5,295,024
RehabCare Group	151,800 [a]	3,489,882	U.S.I. Holdings	167,900 [a]	2,159,194
Sierra Health Services	102,200 [a]	4,406,864	Wintrust Financial	72,700	3,989,776
Techne	62,100 [a]	2,405,754			120,252,767
United Therapeutics	86,500 [a]	2,569,915	Producer Goods & Services—22.7%
VCA Antech	148,800 [a]	2,851,008	AMCOL International	127,800	2,186,658
VISX	113,400 [a]	2,299,752	Acuity Brands	118,500	2,726,685
		74,017,253	Alliant Techsystems	61,080 [a]	3,538,975
Interest Sensitive—16.0%			Applied Industrial Technologies	81,100	2,423,268
Allmerica Financial	90,500 [a]	2,624,500	AptarGroup	79,600	3,617,024
Arch Capital Group	54,700 [a]	2,002,020	Arch Coal	76,500	2,465,595
BankUnited Financial, Cl. A	165,300 [a]	4,674,684	Armor Holdings	120,000 [a]	4,255,200
Capital Automotive REIT	102,500	3,164,175	Barnes Group	71,500	1,857,570
Commerce Group	55,100	2,642,045	Briggs & Stratton	44,580	3,347,958
East West Bancorp	81,100	2,938,253	Building Materials Holding	244,200	5,523,804
Equity One	201,200	3,987,784	CLARCOR	30,600	1,355,580
First American	128,900	3,734,233	Carpenter Technology	108,700	4,815,410
First BanCorp	67,500	3,102,300	Commercial Metals	154,200	5,393,916
First Midwest Bancorp	114,700	3,949,121	Compass Minerals International	157,100	3,372,937
FirstFed Financial	94,900 [a]	4,327,440	Corrections Corporation of America	71,400 [a]	2,473,296
Flagstar Bancorp	287,800	6,213,602	Curtiss-Wright	83,400	4,557,810
Fremont General	160,500	3,235,680	Engineered Support Systems	79,900	3,452,479
Horace Mann Educators	176,800	3,000,296	EnPro Industries	131,000 [a]	2,745,760
Hudson United Bancorp	114,800	4,156,908	FMC	96,700 [a]	4,470,441
IPC Holdings	120,440	4,370,768	Georgia Gulf	77,600	2,944,920
IndyMac Bancorp	129,700	4,474,650	Griffon	129,200 [a]	2,586,584
Jackson Hewitt Tax Service	168,700	3,264,345	Heartland Express	193,500	3,393,990
La Quinta	316,400 [a]	2,480,576	Hecla Mining	420,200 [a]	2,512,796
MAF Bancorp	82,300	3,442,609	Hughes Supply	79,410	4,811,452
MeriStar Hospitality	418,000 [a]	2,407,680	IDEX	79,350	2,437,632
New Century Financial	120,300 [b]	6,452,892	Joy Global	134,500	4,076,695
Newcastle Investment	134,300	4,065,261	Landstar System	84,400 [a]	4,429,312
Northwest Bancorp	117,000	2,510,820	Lennox International	137,300	2,232,498
Platinum Underwriters Holdings	84,900	2,409,462	M.D.C. Holdings	48,434	3,334,681
R&G Financial, Cl. B	79,700	2,756,026	Minerals Technologies	47,300	2,656,841
Raymond James Financial	104,550	2,532,201	OM Group	87,300 [a]	2,972,565
Republic Bancorp	165,800	2,438,918	Offshore Logistics	94,300 [a]	2,810,140
Saxon Capital	78,870 [a]	1,983,580	Overnite	122,800	3,738,032
South Financial Group	191,100	5,434,884	Overseas Shipholding Group	81,700	3,513,100

The Funds 35

STATEMENT OF INVESTMENTS (continued)
Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Producer Goods & Services (continued)			Technology (continued)
Quanex	85,700	3,949,056	Anixter International	110,040	3,881,111
RTI International Metals	203,400 [a]	3,028,626	Avid Technology	86,100 [a]	3,725,547
Reliance Steel & Aluminum	57,400	2,177,182	Axcelis Technologies	382,800 [a]	2,985,840
Simpson Manufacturing	93,700	5,294,050	Benchmark Electronics	68,450 [a]	1,968,622
Standard Pacific	97,910	4,941,518	Black Box	38,900	1,409,736
Steel Dynamics	103,500	3,245,760	C-COR	232,900 [a]	1,830,594
Teledyne Technologies	191,300 [a]	4,619,895	Checkpoint Systems	217,190 [a]	3,279,569
Thomas & Betts	90,800 [a]	2,233,680	Cognex	77,400	2,071,998
Timken	303,200	7,049,400	CommScope	129,200 [a]	2,567,204
URS	70,200 [a]	1,733,940	Cree	104,300 [a]	2,608,543
United Stationers	114,570 [a]	4,716,847	EMS Technologies	156,400 [a]	2,502,400
Universal Forest Products	85,800	2,564,562	EPIQ Systems	190,900 [a,b]	3,050,582
WCI Communities	88,820 [a]	2,129,903	eResearch Technology	75,300 [a]	1,514,283
Watsco	118,400	3,443,072	Esterline Technologies	76,220 [a]	2,418,461
Woodward Governor	52,880	3,109,344	FLIR Systems	92,300 [a]	5,387,551
Yellow Roadway	79,100 [a,b]	3,246,264	Global Imaging Systems	108,900 [a]	3,049,200
		170,514,703	Hyperion Solutions	88,000 [a]	3,217,280
Services—7.4%			j2 Global Communications	129,500 [a,b]	3,271,170
Acxiom	114,450	2,571,692	Kronos	72,200 [a]	3,088,716
American Greetings, Cl. A	114,100 [a,b]	2,746,387	Manhattan Associates	82,200 [a]	1,918,548
CACI International, Cl. A	48,130 [a]	2,343,450	Mercury Computer Systems	153,600 [a]	4,150,272
Cerner	139,010 [a,b]	6,090,028	Methode Electronics	274,600	3,619,228
Consolidated Graphics	92,430 [a]	3,775,765	Park Electrochemical	68,400	1,515,060
Corillian	524,400 [a]	2,359,800	Photronics	214,000 [a]	3,070,900
eFunds	201,400 [a]	2,990,790	SeaChange International	181,800 [a,b]	2,777,904
FactSet Research Systems	61,900	2,756,407	Sigmatel	152,100 [a]	2,553,759
G & K Services, Cl. A	85,700	3,120,337	Supertex	124,600 [a]	2,125,676
Global Payments	64,400	2,856,784	TALX	120,400	2,559,704
Healthcare Services Group	135,750	2,416,350	Take-Two Interactive Software	167,200 [a,b]	5,475,800
Korn/Ferry International	93,900 [a]	1,668,603	Tradestation Group	386,600 [a]	2,435,580
Labor Ready	303,700 [a]	3,762,843	Verint Systems	96,680 [a]	2,972,910
ManTech International, Cl. A	198,100 [a]	3,173,562	X-Rite	237,500	3,325,000
Metal Management	154,700 [a]	2,574,208			100,241,174
Navigant Consulting	229,700 [a]	4,403,349	Utilities—1.8%
Regis	59,870	2,450,479	CH Energy Group	65,200	2,973,772
WCA Waste	94,500	790,020	CMS Energy	277,100 [a]	2,660,160
Watson Wyatt & Co. Holdings	109,800	2,766,960	Cleco	200,600	3,524,542
		55,617,814	OGE Energy	155,800	4,050,800
Technology—13.4%					13,209,274
ANSYS	89,700 [a]	4,045,470	Total Common Stocks
Agilysys	248,200	3,866,956	(cost $607,275,539)		732,582,562

36

Mellon Small Cap Stock Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—2.5%	Amount ($)	Value ($)	for Securities Loaned—3.3%	Shares	Value ($)

Repurchase Agreements;			Registered Investment Company;
Salomon Smith Barney,			Dreyfus Institutional Cash
Tri-Party Repurchase Agreement,			Advantage Plus Fund
1.57% dated 8/31/2004,			(cost $25,041,500)	25,041,500 [c]	25,041,500

due 9/1/2004 in the amount
of $18,600,811 (fully			Total Investments
collateralized by $18,984,000			(cost $650,917,039)	103.4%	776,224,062
Federal Home Loan Mortgage			Liabilities, Less Cash
Notes, 1.625%, 9/15/2004,			and Receivables	(3.4%)	(25,277,867)
value $18,972,610)
(cost $18,600,000)	18,600,000	18,600,000	Net Assets	100.0%	750,946,195

[a] Non-income producing.
[b] All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $24,203,627 and the total market value of the collateral held by the fund is $25,041,500.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Producer Goods & Services	22.7	Energy	9.0
Interest Sensitive	16.0	Short-Term/Money Market Investments	5.8
Consumer Cyclical	14.7	Other	11.9
Technology	13.4
Health Care	9.9		103.4

† Based on net assets.

See notes to financial statements.

The Funds 37

STATEMENT OF INVESTMENTS August 31, 2004
Mellon International Fund

Common Stocks—94.5%	Shares	Value ($)		Shares	Value ($

Australia—1.4%			Germany (continued)
Amcor	1,033,817	5,341,647	KarstadtQuelle	531,794	8,426,903
National Australia Bank	539,843	10,141,267	Medion	169,362	2,661,050
National Australia Bank, ADR	10,097	950,531	Schering	81,100	4,509,298
Santos	365,553	1,700,677	Volkswagen	354,827	13,700,083
		18,134,122			89,056,054
Belgium—1.5%			Greece—.7%
Dexia	155,976	2,691,999	Hellenic Telecommunications
Dexia (Strip)	199,820 [a]	2,434	Organization	735,950	9,358,281
Fortis	736,947	16,408,154	Hong Kong—.5%
		19,102,587	Bank of East Asia	1,588,929	4,369,555
Denmark—.8%			Citic Pacific	309,100	790,583
Danske Bank	394,900	9,553,250	Dah Sing Financial	2,489	17,870
Finland—2.1%			MTR	1,103,823	1,691,113
Nokia	259,200	3,037,088			6,869,121
Nokia, ADR	375,080	4,455,950	Ireland—1.7%
Sampo, Cl. A	972,710	9,632,105	Bank of Ireland	1,575,160	21,199,921
UPM-Kymmene	486,000	9,293,584	Italy—4.5%
		26,418,727	Banche Popolari Unite Scrl	252,129	4,078,196
France—8.3%			Benetton	570,835	6,236,635
Assurances Generales de France	15,698	897,692	Eni	714,444	14,627,941
BNP Paribas	182,688	11,074,521	Finmeccanica	16,665,790	11,062,918
Carrefour	284,950	13,389,926	San Paolo IMI	365,167	4,087,468
Credit Agricole	40,000	1,008,504	UniCredito Italiano	3,491,900	16,757,349
France Telecom	640,750 [a]	15,163,823			56,850,507
L’ Air Liquide	1	157	Japan—26.5%
Sanofi-Aventis	120,398 [b]	8,564,054	AIFUL	107,700	10,798,599
Schneider Electric	131,056	8,212,768	ALPS ELECTRIC	724,700	8,978,290
Societe Nationale d’Etude et de			CANON	255,000	12,188,444
Construction de Moteurs d’Avion	359,700 [a]	7,272,702	Credit Saison	483,100	16,013,387
Thomson	866,975	16,473,218	DENTSU	2,534	6,125,593
Total	60,970	11,889,260	FUJI MACHINE
Total, ADR	79,311	7,771,685	MANUFACTURING	149,300	1,457,319
Valeo	72,400	2,852,727	FUNAI ELECTRIC	53,100	7,434,292
		104,571,037	Fuji Heavy Industries	1,287,000	6,528,688
Germany—7.0%			Fuji Photo Film	432,000	13,607,545
Deutsche Bank	155,940	10,615,463	HONDA MOTOR	409,700	20,408,094
Deutsche Boerse	33,900	1,637,982	Kao	482,000	11,872,356
Deutsche Lufthansa	835,127 [a]	9,724,286	Kuraray	911,100	6,840,967
Deutsche Post	687,955	13,700,142	LAWSON	255,600	9,104,331
Deutsche Postbank	194,409	6,866,915	MABUCHI MOTOR	168,600	11,871,935
E.ON	167,625	11,923,367	MINEBEA	2,408,600	10,255,462
Heidelberger Druckmaschinen	178,751 [a]	5,290,565	MURATA MANUFACTURING	174,300	8,666,322

38

Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Japan (continued)			Portugal—.0%
Matsumotokiyoshi	332,850	8,533,834	Portugal Telecom	5,400	55,051
NIPPON TELEGRAPH			Singapore—1.5%
AND TELEPHONE	1,604	6,961,780	DBS	1,524,840	13,911,635
Nippon Express	2,646,000	13,640,674	MobileOne	750,900	707,029
OLYMPUS	229,200	4,365,315	Singapore Technologies
RINNAI	356,300	10,309,569	Engineering	3,184,000	3,910,404
ROHM	111,100	11,546,424			18,529,068
SFCG	46,670	9,743,393	Spain—2.6%
SKYLARK	507,800	9,183,271	Banco de Sabadell	198,200	3,947,014
SOHGO SECURITY SERVICES	362,000	4,650,545	Endesa	857,701	15,900,027
SUMITOMO CHEMICAL	2,057,000	9,248,118	Repsol YPF, ADR	590,751	12,252,176
Sekisui House	944,500	9,513,323			32,099,217
77 Bank	1,590,000	9,579,892	Sweden—1.0%
Shin-Etsu Chemical	379,200	13,263,840	Electrolux, Cl. B	629,530	11,542,768
Shiseido	692,000	8,928,010	Investor, Cl. B	157,866	1,610,426
Sumitomo Bakelite	1,132,700	6,990,567			13,153,194
			Switzerland—7.4%
TDK	53,400	3,545,005	Clariant	628,834	7,645,096
Takeda Pharmaceutical	313,900	14,198,938	Julius Baer	21,651	5,819,977
Toyota Motor	212,300	8,397,912	Lonza	239,703	10,634,964
Yamaha Motor	755,200	11,195,576	Nestle	68,710	16,245,871
		335,947,610	Novartis	513,940	23,755,575
Luxembourg—.3%			Swiss Re	205,770	11,647,358
Arcelor	207,600	3,542,524	Swisscom	320	105,724
Netherlands—6.1%			UBS	166,619	11,167,564
ABN AMRO	374,935	7,964,339	Zurich Financial Services	46,940 [a]	6,549,811
Aegon	1,041,900	11,116,740			93,571,940
Akzo Nobel	349,196 [b]	11,760,118	United Kingdom—19.9%
DSM	117,520	5,722,712	BAA	909,770	9,103,245
Heineken	222,820	6,741,446	BAE Systems	2,571,234	9,294,534
Koninklijke (Royal)			BOC	486,824	7,850,982
Philips Electronics	264,770	6,107,958	BT	3,815,200	12,587,516
Koninklijke (Royal) Philips			Barclays	1,387,187	12,867,436
Electronics (New York Shares)	240,980	5,590,736	Bunzl	1,301,245	9,947,102
Royal Dutch Petroleum	230,150	11,622,179	Cadbury Schweppes	1,479,932	11,886,695
Wolters Kluwer	640,003	10,554,750	Centrica	1,973,100	8,750,963
		77,180,978	Diageo	1,228,196	15,134,840
New Zealand—.2%				[a]	3,412,955
			easyJet	1,296,600
Carter Holt Harvey	1,316,783	2,122,705	GKN	3,420,382	13,628,201
Norway—.5%			GlaxoSmithKline	1,184,231	24,147,416
Norsk Hydro	106,020	6,623,939	Lloyds TSB	1,118,900	8,411,994

The Funds 39

STATEMENT OF INVESTMENTS (continued)
Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Short-Term Investments—3.3%	Amount Principal ($)	Value ($)

United Kingdom (continued)			Repurchase Agreements;
Marks & Spencer	883,900	5,609,413	Bear Stearns & Co.,
RMC	98,200	1,125,119	1.52%, dated 8/31/2004, due
Rexam	813,463	6,475,006	9/1/2004 in the amount of
			$41,401,748 (fully collateralized
Rio Tinto	752,264	18,702,781	by $28,735,000 U.S. Treasury
Royal Bank of Scotland	597,021	16,651,431	Bond, 13.25%, 5/15/2014,
Sainsbury (J)	2,359,370	11,077,802	value $42,128,384)
Scottish and Southern Energy	811,430	10,781,773	(cost $41,400,000)	41,400,000	41,400,000

Shell Transport & Trading	2,943,543	21,519,536	Investment of Cash Collateral
Unilever	924,160	7,930,960	for Securities Loaned—.0%	Shares	Value ($)

Vodafone	2,299,600	5,234,260
			Registered Investment Company;
		252,131,960	Dreyfus Institutional Cash
Total Common Stocks			Advantage Plus Fund
			(cost $172,448)	172,448
(cost $1,052,475,729)		1,196,071,793			c 172,448

Preferred Stocks—.0%			Total Investments

			(cost $1,094,163,956)	97.8%	1,237,753,313
Germany;
Henkel KGaA			Cash and Receivables (Net)	2.2%	28,150,580
(cost $115,779)	1,500	109,072	Net Assets	100.0%	1,265,903,893

ADR—American Depository Receipts
[a] Non-income producing.
[b] A portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $164,211 and the total market value of the collateral held by the fund is $172,448.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	13.7	Utilities	3.6
Chemicals	8.9	Short-Term/Money Market Investments	3.3
Financial Services	7.3	Aerospace & Military Technology	2.8
Food & Household Products	6.3	Beverages & Tobacco	2.7
Automobiles	5.9	Transportation	2.7
Energy	5.0	Appliances & Household Durables	2.2
Electronic Components	4.5	Textiles & Apparel	2.2
Healthcare	4.5	Other	18.3
Telecommunications	3.9		97.8

† Based on net assets.

See notes to financial statements.

40

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Emerging Markets Fund

Common Stocks—92.4%	Shares	Value ($)		Shares		Value ($)

Brazil—6.6%			India—11.9%
Banco Itau, ADR	159,500	8,038,800	Bharat Petroleum	936,948		6,978,465
Brasil Telecom Participacoes, ADR	147,100	4,799,873	Dr. Reddy’s Laboratories	116,900		1,763,256
Companhia Brasileira de Distribuicao			Dr. Reddy’s Laboratories, ADR	463,300		7,320,140
Grupo Pao de Acucar, ADR	194,300	4,002,580	Gail India	927,281		3,627,200
Companhia de Bebidas			Gail India, GDR	236,500	[a]	5,483,253
das Americas, ADR	383,410	8,319,997	Hindalco Industries, GDR	445,000	[a]	11,036,000
Companhia de Saneamento Basico			Hindustan Lever	4,192,973		10,138,895
do Estado de Sao Paulo	149,200	7,102,165
			Hindustan Petroleum	1,166,557		7,864,405
Empresa Brasileira
de Aeronautica, ADR	193,550	5,138,753	ICICI Bank	1,198,261		6,982,034
Petroleo Brasileiro, ADR	659,220	20,271,015	ICICI Bank, ADR	258,225		3,150,345
Tele Celular Sul Participacoes, ADR	193,813	2,659,113	ITC	424,247		9,335,348
Telecomunicacoes Brasileiras,			Mahanagar Telephone Nigam	3,728,330		9,829,650
ADR (Pfd Block)	210,700	6,040,768	Mahanagar
		66,373,064	Telephone Nigam, ADR	256,450		1,682,312
Chile—.3%			NIIT	146,877		444,965
Banco Santander Chile, ADR	122,100	3,333,330	NIIT Technologies	220,316		806,411
China—1.5%			Oil and Natural Gas	307,956		4,594,036
China Telecom, Cl. H	8,479,500	2,744,967	Reliance Industries	1,775,680		17,921,247
Huadian Power International, Cl. H	25,810,400	7,528,033	Satyam Computer Services	358,370		2,537,911
Qingling Motors, Cl. H	8,582,000	1,078,251	State Bank of India, GDR	363,200	[a]	7,743,424
Sinopec Yizheng						119,239,297
Chemical Fibre, Cl. H	19,060,000	3,714,256	Indonesia—2.3%
		15,065,507	PT Astra Agro Lestari	8,029,200		2,163,685
Croatia—.5%			PT Bank Mandiri	27,760,500		3,703,375
Pliva, GDR	346,200 [a]	4,927,118	PT Gudang Garam	3,042,700		4,140,280
Czech Republic—.1%			PT Indofood Sukses Makmur	66,895,500		4,819,046
Cesky Telecom	44,800	567,034	PT Indonesian Satellite	2,848,900		1,276,988
Egypt—.5%			PT Telekomunikasi Indonesia	8,787,800		7,174,672
Commercial International Bank, GDR	661,000 [a]	2,663,830				23,278,046
Suez Cement, GDR	210,780 [a]	2,076,183	Israel—1.4%
		4,740,013	Bank Hapoalim	2,019,930		5,480,880
Hong Kong—4.2%			Koor Industries	1	[b]	40
Beijing Enterprises	629,000	798,346	Supersol	1,340,786		3,089,560
China Mobile (Hong Kong)	71,900	1,051,178	Syneron Medical	193,900		2,307,410
China Mobile (Hong Kong), ADR	8,014,200	23,374,750	Taro Pharmaceutical
China Resources Enterprise	6,554,800	8,697,715	Industries	143,600	[b]	2,976,828
Shanghai Industrial	4,749,600	8,677,154				13,854,718
		42,599,143	Malaysia—3.5%
Hungary—2.2%			Gamuda	6,004,200		8,137,271
Gedeon Richter	78,693	8,438,411	Genting	2,090,200		8,745,836
MOL Magyar Olaj-es Gazipari	95,574	4,167,294	Kuala Lumpur Kepong	1,187,100		2,030,566
Magyar Tavkozlesi	2,249,200	9,118,825	Malaysia International Shipping	962,000		3,164,474
		21,724,530	Resorts World	1,148,000		2,673,632

The Funds 41

STATEMENT OF INVESTMENTS (continued)
Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Malaysia (continued)			South Africa (continued)
Sime Darby	7,273,200	10,622,700	Sasol	813,961	13,991,738
		35,374,479	Shoprite Holdings	2,035,336	2,915,822
Mexico—7.0%			Steinhoff International Holdings	4,821,770	5,955,136
Cemex	935,944	5,311,125	Tongaat-Hulett Group	539,429	3,717,507
Coca-Cola Femsa, ADR	737,300	15,023,748			134,722,838
Consorcio ARA	228,700 [b]	612,921	South Korea—17.9%
Controladora Comercial Mexicana	5,255,300	5,726,086	CJ	106,880	5,457,702
Desc, Ser. B	6,871,166 [b]	1,980,355	Cheil Communications	5,540	724,074
Grupo Continental	1,947,500	2,984,438	Hyundai Department Store	101,560	3,029,601
Kimberly-Clark de Mexico, Cl. A	4,580,000	12,596,459	Hyundai Development	311,140	3,391,061
Organizacion Soriana, Cl. B	510,500	1,502,724	Hyundai Motor	183,880	7,968,399
Telefonos de Mexico, ADR	748,100	24,230,959	INI Steel	279,330	2,898,822
		69,968,815	Industrial Bank of Korea	604,100	3,934,650
Philippines—.4%			KT, ADR	967,150	16,944,468
ABS-CBN Broadcasting	1,468,300	516,685	Kangwon Land	797,047	8,721,487
Bank of the Philippine Islands	4,025,576	2,976,595	Kia Motors	569,930	4,998,952
Manila Electric, Cl. B	2,801,000 [b]	1,060,512	Kookmin Bank	432,314 [b]	13,816,027
		4,553,792	Kookmin Bank, ADR	79,440	2,538,108
Poland—2.2%			Korea Electric Power	1,590,080	27,962,762
Bank Przemyslowo-Handlowy	37,839	4,110,009	Korea Fine Chemical	11,980	112,361
KGHM Polska Miedz	804,180 [b]	6,600,657	LG Electronics	88,240	4,214,677
Polski Koncern Naftowy Orlen	190,304	1,681,756	LG Household & Health Care	130,240	3,268,724
Telekomunikacja Polska	2,600,226	10,279,963	POSCO	63,550	9,133,760
		22,672,385	POSCO, ADR	81,450	2,946,861
Russia—2.4%			SK Telecom	44,200	6,659,748
LUKOIL, ADR	164,200	19,365,338	SK Telecom, ADR	206,700	3,906,630
YUKOS, ADR	276,400	4,595,150	Samsung	511,290	6,171,890
		23,960,488	Samsung Electro-Mechanics	396,580 [b]	10,504,290
South Africa—13.4%			Samsung Electronics	40,120	15,713,521
ABSA Group	309,493	2,571,602	Samsung Fire & Marine Insurance	143,150	8,540,517
Alexander Forbes	482,427	784,973	Samsung SDI	57,220	5,863,622
Anglo American	770,864	17,441,874			179,422,714
Aveng	3,929,393	4,799,675	Taiwan—11.6%
BidBEE	112,034 [b]	724,784	Accton Technology	3,278,225 [b]	1,527,679
Bidvest Group	1,172,867	10,585,570	Asustek Computer	7,230,725	16,208,084
Illovo Sugar	811,476	931,240	China Motor	4,407,000	5,160,239
Imperial Holdings	491,797	5,694,976	Chunghwa Telecom, ADR	383,100	6,535,686
Metro Cash and Carry	10,693,593 [b]	4,192,744	Compal Electronics	17,828,348	16,931,804
Nampak	3,934,510	8,306,537	Delta Electronics	4,580,800	5,890,662
Nedcor	2,566,663	21,678,825	Elan Microelectronics	2,136,156	1,518,400
Old Mutual	7,341,200	14,029,576	First Financial	11,247,000 [b]	7,861,787
Sanlam	4,725,200	6,391,664	Nan Ya Plastics	249	345
Sappi	708,400	10,008,595	Nien Hsing Textile	2,001,000	1,729,223

42

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Preferred Stocks (continued)	Shares	Value ($)

Taiwan (continued)			Brazil (continued)
Quanta Computer	5,841,987	9,993,666	Companhia Energetica
SinoPac Financial Holdings	22,372,226	11,283,441	de Minas Gerais	408,241	7,531,606
Taiwan Cellular	5,276,806	4,980,321	Companhia Paranaense de Energia	1,037,560	3,544,790
United Microelectronics	30,925,870 [b]	21,070,273	Duratex	37,900	1,346,635
United Microelectronics, ADR	739,538 [b]	2,810,244	Telecomunicacoes de Sao Paulo	149,501	2,579,365
Yageo	6,548,960 [b]	2,733,160	Telemar Norte Leste	76,304	1,420,240
		116,235,014	Telemig Celular Participacoes	917,685	1,370,100
Thailand—1.9%			Total Preferred Stocks
Charoen Pokphand Foods	15,765,700	1,427,956	(cost $20,264,411)		27,431,978

Delta Electronics	956,700	390,689		Principal
Kasikornbank	4,066,000 [b]	4,630,569	Short-Term Investments—3.0%	Amount ($)	Value ($)

Krung Thai Bank	25,364,000	4,936,862	Repurchase Agreements;
PTT Exploration and Production	278,700	1,822,207	Bear Stearns & Co.,
Siam Commercial Bank	5,180,300	5,570,255	1.52%, dated 8/31/2004,
Siam Makro	447,400	501,947	due 9/1/2004 in the amount
		19,280,485	of $30,001,267 (collateralized
			by $19,990,000 U.S. Treasury Bond,
Turkey—.6%			13.25%, 5/15/2014, value
Tupras-Turkiye Petrol Rafinerileri	831,033,000	6,415,961	$29,307,339 and by $1,175,000
Total Common Stocks			U.S. Treasury Bond, 5.25%,
(cost $815,061,399)		928,308,771	2/15/2029, value $1,207,900)

			(cost $30,000,000)	30,000,000	30,000,000

Preferred Stocks—2.7%			Total Investments

Brazil—2.7%			(cost $865,325,810)	98.1%	985,740,749
Banco Bradesco	103,161	5,029,407	Cash and Receivables (Net)	1.9%	19,027,073
Companhia de Tecidos
Norte de Minas	53,122	4,609,835	Net Assets	100.0%	1,004,767,822

ADR—American Depository Receipts
[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2004, these securities amounted to $33,929,808 or 3.4% of net assets.
[b] Non-income producing.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Telecommunications	13.2	Multi-Industry	3.6
Banking	8.7	Metals	3.2
Electronic Components	7.2	Wholesale & International Trading	3.2
Energy	6.0	Short-Term Investments	3.0
Utilities	5.8	Food & Household Products	2.8
Healthcare	4.7	Miscellaneous Materials	2.6
Beverages & Tobacco	4.7	Building Materials	2.4
Energy Equipment & Services	4.6	Other	17.9
Financial Services	4.5		98.1

† Based on net assets.

See notes to financial statements.

The Funds 43

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Balanced Fund

Common Stocks—43.1%	Shares	Value ($)		Shares	Value ($)

Consumer Cyclical—4.1%			Health Care (continued)
Bed Bath & Beyond	35,300 [a]	1,320,926	Johnson & Johnson	35,330	2,052,673
CVS	24,060	962,400	Medtronic	14,900	741,275
Dana	39,400	743,478	Merck & Co.	34,450	1,549,216
GTECH Holdings	16,570	389,395	Novartis, ADR	10,000	464,500
Gap	37,000	693,380	Pfizer	133,933	4,375,591
Home Depot	30,040	1,098,262	UnitedHealth Group	27,490	1,817,914
Kohl’s	32,100 [a]	1,588,308	Wyeth	41,450	1,515,826
McDonald’s	49,770	1,344,785			20,649,544
NIKE, Cl. B	6,080	457,885	Interest Sensitive—9.7%
Target	32,000	1,426,560	Allstate	18,110	854,973
Wal-Mart Stores	48,050	2,530,794	American Express	26,050	1,303,021
Walgreen	38,000	1,385,100	American International Group	47,036	3,350,845
		13,941,273	Bear Stearns Cos.	7,730	679,622
Consumer Staples—3.7%			Capital One Financial	13,770	933,055
Altria Group	35,200	1,723,040	Citigroup	57,326	2,670,245
Archer-Daniels-Midland	31,500	503,055	Fannie Mae	18,700	1,392,215
Coca-Cola	45,850	2,049,953	Freddie Mac	24,430	1,639,742
Fortune Brands	10,210	746,862	General Electric	124,240	4,073,830
General Mills	13,100	618,975	Goldman Sachs Group	16,200	1,452,330
Gillette	21,100	896,750	J.P. Morgan Chase & Co.	93,022	3,681,811
Kimberly-Clark	20,840	1,390,028	Lehman Brothers Holdings	12,110	894,808
PepsiCo	40,590	2,029,500	MBNA	37,770	911,768
Procter & Gamble	51,240	2,867,903	Morgan Stanley	15,240	773,125
		12,826,066	New York Community Bancorp	17,273	368,779
Energy—3.5%			Radian Group	7,550	334,465
Apache	20,760	927,764	RenaissanceRe Holdings	10,000	481,200
ConocoPhillips	26,910	2,002,911	St. Paul Travelers Cos.	48,000	1,665,120
Devon Energy	21,119	1,368,722	Simon Property Group	13,400	749,730
Exxon Mobil	91,200	4,204,320	SouthTrust	19,250	795,987
GlobalSantaFe	16,400	457,232	State Street	18,800	848,632
Halliburton	15,690	457,677	U.S. Bancorp	43,576	1,285,492
Nabors Industries	9,870 [a]	435,267	Wells Fargo	37,730	2,216,637
Occidental Petroleum	29,890	1,543,819			33,357,432
XTO Energy	15,800	443,032	Producer Goods & Services—5.0%
		11,840,744	Air Products & Chemicals	17,840	934,459
Health Care—6.0%			Boeing	16,200	845,964
Abbott Laboratories	36,730	1,531,274	Burlington Northern Santa Fe	18,200	651,560
Aetna	15,670	1,451,826	Companhia Vale do Rio Doce, ADR	8,500	491,045
Amgen	33,290 [a]	1,973,764	Cooper Industries, Cl. A	10,280	567,662
Biogen Idec	8,500 [a]	504,305	Deere & Co.	15,080	954,112
Boston Scientific	60,000 [a]	2,143,800	E. I. du Pont de Nemours	23,120	977,051
Genzyme	9,770 [a]	527,580	Freeport-McMoRan Copper & Gold, Cl. B	21,890	823,721

44

Mellon Balanced Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Producer Goods & Services (continued)			Utilities (continued)
General Dynamics	7,700	751,828	Constellation Energy Group	19,900	817,890
Honeywell International	28,990	1,043,060	Entergy	13,280	800,784
ITT Industries	7,980	631,218	Exelon	32,420	1,194,677
Inco	19,710 [a]	672,899	PPL	16,250	777,237
Ingersoll-Rand, Cl. A	15,080	980,351	SBC Communications	36,657	945,384
International Paper	14,510	580,690	Sprint (FON Group)	31,900	627,792
PPG Industries	14,350	857,699	Telefonos de Mexico, ADR	26,630	862,546
Pentair	29,300	973,932			6,489,531
3M	16,510	1,359,764	Total Common Stocks
Tyco International	49,200	1,540,944	(cost $113,501,353)		147,735,333

United Technologies	16,190	1,520,403		Principal
		17,158,362	Bonds and Notes—32.3%	Amount ($)	Value ($)

Services—3.0%			Banking/Finance—4.6%
Cendant	63,510	1,373,721	AXA Financial,
First Data	16,700	705,575	Sr. Notes, 7.75%, 8/1/2010	1,000,000	1,171,375
Manpower	31,110	1,313,775	American Express,
Nextel Communications, Cl. A	43,900 [a]	1,018,041	Notes, 4.75%, 6/17/2009	375,000	390,166
			Bank of America,
Paychex	12,100	359,007	Sr. Notes, 5.875%, 2/15/2009	750,000	815,336
R. R. Donnelley & Sons	18,500	568,505	Bear Stearns Cos.,
The News, ADR	44,530	1,391,563	Notes, 4.5%, 10/28/2010	250,000	252,949
Time Warner	46,900 [a]	766,815	CIT Group:
Univision Communications, Cl. A	21,500 [a]	709,500	Sr. Notes, 4%, 5/8/2008	600,000	607,227
Walt Disney	95,010	2,132,975	Sr. Notes, 5.75%, 9/25/2007	620,000	661,932
		10,339,477	Citigroup,
Technology—6.2%			Sub. Notes, 6.625%, 6/15/2032	505,000	551,359
Agilent Technologies	49,400 [a]	1,012,700	Countrywide Home Loan,
Cisco Systems	116,070 [a]	2,177,473	Notes, 3.25%, 5/21/2008	375,000 [b]	369,330
			ERP Operating,
Dell	60,670 [a]	2,113,743	Notes, 4.75%, 6/15/2009	750,000 [b]	771,404
EMC	79,030 [a]	851,153	Ford Motor:
			Notes, 5.625%, 10/1/2008	500,000
eBay	9,720 [a]	841,169		b	516,258
Intel	106,780	2,273,346	Notes, 7.45%, 7/16/2031	1,200,000	1,180,021
International Business Machines	17,440	1,476,994	General Electric Capital:
Lexmark International	9,100 [a]	804,895	Notes, 3.125%, 4/1/2009	220,000	214,850
Linear Technology	27,730	991,902	Notes, 6.75%, 3/15/2032	200,000	227,929
Maxim Integrated Products	22,200	964,146	Goldman Sachs,
Microsoft	159,190	4,345,887	Notes, 4.75%, 7/15/2013	1,000,000	983,109
			International Lease Finance,
QUALCOMM	41,200	1,567,660	Notes, 4.55%, 10/15/2009	1,700,000	1,739,734
Symantec	25,850 [a]	1,239,766	KFW:
Xilinx	17,210	472,070	Gtd. Notes, 2.7%, 3/1/2007	885,000	879,314
		21,132,904	Gtd. Notes, 3.25%, 7/16/2007	745,000 [b]	750,649
Utilities—1.9%			Lehman Brothers,
Ameren	9,900	463,221	Notes, 7%, 2/1/2008	875,000	970,512

The Funds 45

STATEMENT OF INVESTMENTS (continued)
Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Banking/Finance (continued)			Industrial (continued)
Mack-Cali Realty:			General Motors,
Notes, 5.125%, 2/15/2014	400,000	397,855	Bonds, 8.375%, 7/15/2033	950,000	1,012,764
Notes, 7.75%, 2/15/2011	475,000	551,659	IBM,
Morgan Stanley,			Debs., 7%, 10/30/2025	650,000 [b]	757,020
Sub. Notes, 4.75%, 4/1/2014	775,000	751,101	News America Holdings,
Pemex Master Trust,			Gtd. Notes, 7.75%, 12/1/2045	550,000	653,143
Notes, 7.375%, 12/15/2014	925,000	1,016,575	Univision Communications,
		15,770,644	Sr. Notes, 3.5%, 10/15/2007	1,150,000	1,145,067
Commercial Mortgage			Weyerhaeuser,
Pass-Through Ctfs.—1.9%			Debs., 6.875%, 12/15/2033	300,000	325,226
ABN Amro Mortgage,					5,287,042
Ser. 2002-1A, Cl. M,			Media/Telecommunications—1.4%
5.642%, 6/25/2032	284,018 [c]	292,860	Comcast,
Asset Securization,			Bonds, 7.05%, 3/15/2033	885,000	968,751
Ser. 1995-MD IV, Cl. A1,			Comcast Cable Communications,
7.1%, 8/13/2029	560,409	588,876	Sr. Notes, 6.875%, 6/15/2009	925,000	1,030,633
Bank One Issuance Trust,			Sprint Capital,
Ser. 2003-C3, Cl. C3,			Gtd. Sr. Notes, 6.125%,
4.77%, 2/16/2016	1,800,000	1,757,859	11/15/2008	950,000	1,029,104
GS Mortgage Securities II,			Time Warner,
Ser. 1998-GLII, Cl. A2,			Gtd. Notes, 6.95%, 1/15/2028	1,150,000	1,216,068
6.562%, 4/13/2031	2,375,000	2,584,570	Verizon New York,
Harley-Davidson			Debs., 7.375%, 4/1/2032	500,000 [b]	554,423
Motorcycle Trust,					4,798,979
Ser. 2003-4, Cl. A2,
2.69%, 4/15/2011	1,250,000	1,247,570	Real Estate
			Investment Trusts—.1%
Washington Mutual Mortgage
Securities Corp.,			Liberty Property,
Ser. 2002-AR5, Cl. 1A3,			Sr. Notes, 7.25%, 3/15/2011	250,000	285,111
4.695%, 6/25/2032	129,897 [c]	130,473	Residential Mortgage
		6,602,208	Pass-Through Ctfs.—.2%
			Washington Mutual,
Foreign/Governmental—.8%			Ser. 2003-S4, Cl. 4A1,
Italy,			4%, 2/25/2032	444,144	429,571
Notes, 3.25%, 5/15/2009	875,000 [b]	859,162	Washington Mutual Mortgage
Province of Ontario:			Securities Corp.,
Notes, 5.125%, 7/17/2012	500,000	527,242	Ser. 2002-AR4, Cl. A7,
Sr. Notes, 5.5%, 10/1/2008	865,000	932,164	5.494%, 4/25/2032	298,546 [c]	299,722
Province of Quebec,					729,293
Notes, 5%, 7/17/2009	315,000	331,769	U.S. Governments—5.2%
		2,650,337	U.S. Treasury Bonds,
Industrial—1.5%			5.375%, 2/15/2031	6,785,000	7,226,025
Conoco Funding,			U.S. Treasury Notes:
Notes, 6.35%, 10/15/2011	490,000	547,501	4%, 11/15/2012-2/15/2014	1,390,000 [b]	1,387,283
Federated Department Stores,			4.375%, 5/15/2007	3,145,000 [b]	3,286,273
Notes, 6.3%, 4/1/2009	775,000	846,321	4.75%, 5/15/2014	1,000,000 [b]	1,049,800
46

Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Governments (continued)			U.S. Government Agencies/
U.S. Treasury Notes (continued):			Mortgaged-Backed (continued)
6%, 8/15/2009	2,730,000 [b]	3,062,596	Government National
6.5%, 10/15/2006	1,580,000 [b]	1,711,646	Mortgage Association I:
		17,723,623	6%,
U.S. Government Agencies—3.6%			10/15/2008-10/15/2033	1,491,701	1,559,677
Federal Farm Credit Bank:			6.5%,
Bonds, 2.125%, 7/17/2006	925,000	917,402	2/15/2024-5/15/2028	1,658,935	1,759,747
Bonds, 2.375%, 10/2/2006	1,250,000	1,242,270	7%,
Bonds, 2.625%, 9/17/2007	1,095,000	1,082,126	5/15/2023-11/15/2023	562,319	604,138
Bonds, 3.25%, 6/15/2007	1,080,000	1,087,872	7.5%, 3/15/2027	262,645	284,229
Federal Home Loan Bank,			8%, 2/15/2008	296,522	311,440
Bonds, 2.875%, 9/15/2006	390,000	392,101	9%, 12/15/2009	603,719	649,372
Federal Home Loan Mortgage Corp.:			Government National
Notes, 2.4%, 3/29/2007	910,000	900,337	Mortgage Association II,
Notes, 2.85%, 2/23/2007	925,000	924,966	6.5%, 4/20/2031	237,420	250,478
Notes, 3.05%, 1/19/2007	340,000	341,044			43,279,011
Notes, 3.375%, 8/1/2007	795,000	801,068	Utilities—.4%
Notes, 3.75%, 8/3/2007	730,000	736,867	FPL Group Capital,
Notes, 4.375%, 2/4/2010	870,000	873,727	Gtd. Debs., 6.125%,
Notes, 4.75%, 12/8/2010	950,000	961,377	5/15/2007	700,000	753,423
Federal National Mortgage Association,			Virginia Electric & Power,
Notes, 4%, 12/15/2008	2,210,000	2,216,111	Notes, 4.5%, 12/15/2010	500,000	500,865
		12,477,268			1,254,288
U.S. Government Agencies/			Total Bonds and Notes
Mortgaged-Backed—12.6%			(cost $108,160,358)		110,857,804

Federal Home Loan Mortgage Corp.:
4.057%, 7/1/2031	276,579 [c]	285,875	Other Investments—23.9%	Shares	Value ($)

4.5%, 6/1/2018	1,625,610	1,629,674	Registered Investment Companies:
5%, 10/1/2018-6/1/2034	3,147,835	3,173,798
5.5%, 9/1/2006-10/1/2033	3,194,734	3,268,502	Mellon Emerging Markets Fund,
6%, 8/1/2032-11/1/2032	1,110,803	1,150,714	Class M Shares	830,936 [e]	14,940,225
6.5%, 8/1/2032	1,370,069	1,445,848	Mellon International Fund,
7%, 8/1/2029	257,518	275,222	Class M Shares	2,015,121 [e]	28,796,081
8.5%, 6/1/2018	817,456	903,289	Mellon Mid Cap Stock Fund,
Federal National			Class M Shares	2,080,264 [e]	25,566,443
Mortgage Association:			Mellon Small Cap Stock Fund,
4.5%, 5/20/2019	1,736,489	1,738,277	Class M Shares	864,723 [e]	12,901,673
5%, 4/1/2034	2,656,108	2,639,507	(cost $69,285,296)		82,204,422

5%,	1,675,000 [d]	1,706,406
				Principal
5.5%, 6/1/2018-7/1/2034	8,874,024	9,070,409	Short-Term Investments—1.9%	Amount ($)	Value ($)

6%	2,575,000 [d]	2,667,520
6%, 8/1/2029-10/1/2032	2,711,477	2,815,056	Commercial Paper—1.3%
6.5%, 3/1/2017-9/1/2032	2,669,960	2,818,189	American General Finance,
7%, 6/1/2009-6/1/2032	964,748	1,028,598	1.51%, 9/20/2004	1,690,000	1,690,000
7.5%, 7/1/2032	470,162	504,686	General Electric Capital,
8%, 2/1/2013	368,860	391,567	1.52%, 9/15/2004	2,658,000	2,658,000
Ser. 333, Cl. 2, 5.5%, 3/1/2033
(Interest Only Obligation)	1,505,478	346,793			4,348,000

The Funds 47

STATEMENT OF INVESTMENTS (continued)
Mellon Balanced Fund (continued)

Short-Term	Principal		Investment of Cash Collateral
Investments (continued)	Amount ($)	Value ($)	for Securities Loaned—3.6%	Shares	Value ($)

Repurchase Agreements—.6%			Registered Investment Company;
Salomon Smith Barney, Tri-Party			Dreyfus Institutional Cash
Repurchase Agreement, 1.57%,			Advantage Plus Fund
dated 8/31/2004, due 9/1/2004			(cost $12,384,437)	12,384,437 [e]	12,384,437

in the amount of $2,040,089 (fully
collateralized by $2,083,000			Total Investments
Freddie Mac Discount Notes,			(cost $309,719,444)	104.8%	359,569,996
1.44%, due 9/15/2004,			Liabilities, Less Cash
value $2,081,750)			and Receivables	(4.8%)	(16,579,027)
(cost $2,040,000)	2,040,000	2,040,000
Total Short-Term Investments			Net Assets	100.0%	342,990,969
(cost $6,388,000)		6,388,000

ADR—American Depository Receipts
[a] Non-income producing.
[b] All or a portion of these securities are on loan.At August 31, 2004 the total market value of the fund’s securities on loan is $12,049,544 and the total market value of the collateral held by the fund is $12,384,437.
[c] Variable rate security—interest rate subject to periodic change.
[d] Purchased on a forward commitment basis.
[e] Investments in affiliated mutual funds.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Other Investment Companies	23.9	Producer Goods & Services	5.0
U.S. Government Agencies/Mortgaged-Backed	12.6	Banking/Finance	4.6
Interest Sensitive	9.7	Consumer Cyclical	4.1
Technology	6.2	Consumer Staples	3.7
Health Care	6.0	U.S. Government Agencies	3.6
Short-Term/Money Market Investments	5.5	Other	14.7
U.S. Governments	5.2		104.8

† Based on net assets.

See notes to financial statements.

48

STATEMENTS OF ASSETS AND LIABILITIES August 31, 2004
	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Assets ($):
Investments in securities—
See Statement of Investments †—Note 2(c)
(including securities on loan) ††—Note 2(b):
Unaffiliated isuers	1,547,448,376	274,521,015	1,198,485,474	751,182,562
Affiliated issuers	28,881,070	4,017,300	38,193,599	25,041,500
Cash	—	—	1,376,365	972,180
Dividends and interest receivable	2,402,305	689,736	1,101,278	391,685
Receivable for investment securities sold	862,435	—	3,877,769	6,006,362
Receivable for shares of Beneficial Interest subscribed	—	806,900	489,700	172,580
Prepaid expenses	26,506	19,667	34,407	13,607
	1,579,620,692	280,054,618	1,243,558,592	783,780,476

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)	857,957	152,177	768,480	549,304
Due to Administrator—Note 3(a)	177,406	31,450	135,800	86,084
Cash overdraft due to Custodian	869,815	153,773	—	—
Liability for securities on loan—Note 2(b)	28,881,070	4,017,300	38,193,599	25,041,500
Payable for investment securities purchased	—	—	12,728,399	6,673,191
Payable for shares of Beneficial Interest redeemed	438,126	33,836	526,554	432,001
Interest payable—Note 5	1,015	—	—	—
Accrued expenses	38,123	28,913	56,881	52,201
	31,263,512	4,417,449	52,409,713	32,834,281

Net Assets ($)	1,548,357,180	275,637,169	1,191,148,879	750,946,195

Composition of Net Assets ($):
Paid-in capital	1,316,837,470	179,708,209	920,360,493	618,053,470
Accumulated undistributed investment income—net	437,108	63,830	2,419,500	76,408
Accumulated net realized gain (loss) on investments	(112,421,463)	27,114,618	55,043,269	7,509,294
Accumulated net unrealized appreciation
(depreciation) on investments	343,504,065	68,750,512	213,325,617	125,307,023

Net Assets ($)	1,548,357,180	275,637,169	1,191,148,879	750,946,195

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,545,001,548	274,880,672	1,159,656,525	747,636,540
Shares Outstanding	176,721,941	28,939,929	94,360,482	50,104,965
Net Asset Value Per Share ($)	8.74	9.50	12.29	14.92

Investor Shares
Net Assets ($)	3,355,632	756,497	21,810,063	3,309,655
Shares Outstanding	383,041	79,364	1,781,745	223,893
Net Asset Value Per Share ($)	8.76	9.53	12.24	14.78

Dreyfus Premier Shares
Net Assets ($)	—	—	9,682,291	—
Shares Outstanding	—	—	800,727	—
Net Asset Value Per Share ($)	—	—	12.09	—

† Investments at cost ($):
Unaffiliated issuers	1,203,944,311	205,770,503	985,159,857	625,875,539
Affiliated issuers	28,881,070	4,017,300	38,193,599	25,041,500
†† Value of securities on loan ($)	28,002,327	3,951,302	37,156,712	24,203,627

See notes to financial statements.

The Funds 49

STATEMENTS OF ASSETS AND LIABILITIES (continued)
	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Assets ($):
Investments in securities—See Statement of Investments †—Note 2(c)
(including securities on loan) ††—Note 2(b):
Unaffiliated isuers	1,237,580,865	985,740,749	264,981,137
Affiliated issuers	172,448	—	94,588,859
Cash	2,496,248	5,129,612	—
Cash denominated in foreign currencies †††	19,880,296	18,953,590	—
Receivable for investment securites sold	7,123,863	3,946,025	—
Dividends and interest receivable	4,060,792	2,907,747	1,072,655
Receivable for shares of Beneficial Interest subscribed	1,077,729	705,448	7,800
Paydowns receivable	—	—	79,441
Unrealized appreciation on foreign currency exchange contracts—Note 2(f)	429	2,166	—
Prepaid expenses	12,836	23,035	15,603
	1,272,405,506	1,017,408,372	360,745,495

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)	1,097,993	1,242,252	143,312
Due to Administrator—Note 3(a)	145,014	112,897	29,927
Cash overdraft due to Custodian	—	—	490,366
Payable for investment securities purchased	4,810,117	11,044,909	4,348,736
Payable for shares of Beneficial Interest redeemed	199,059	154,617	324,613
Liability for securities on loan—Note 2(b)	172,448	—	12,384,437
Unrealized depreciation on foreign currency exchange contracts—Note 2(f)	2,742	8,302	—
Interest payable—Note 5	—	—	25
Accrued expenses	74,240	77,573	33,110
	6,501,613	12,640,550	17,754,526

Net Assets ($)	1,265,903,893	1,004,767,822	342,990,969

Composition of Net Assets ($):
Paid-in capital	1,074,457,607	805,038,241	303,233,012
Accumulated undistributed investment income—net	16,352,003	7,087,091	627,471
Accumulated net realized gain (loss) on investments	31,409,101	72,194,661	(10,720,066)
Accumulated net unrealized appreciation (depreciation) on investments	—	—	49,850,552
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions	143,685,182	120,447,829	—

Net Assets ($)	1,265,903,893	1,004,767,822	342,990,969

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,265,004,112	1,001,343,531	342,325,511
Shares Outstanding	88,534,487	55,686,812	29,623,652
Net Asset Value Per Share ($)	14.29	17.98	11.56

Investor Shares
Net Assets ($)	899,781	3,424,291	665,458
Shares Outstanding	61,051	189,426	57,498
Net Asset Value Per Share ($)	14.74	18.08	11.57

† Investments at cost ($):
Unaffiliated issuers	1,093,991,508	865,325,810	228,049,711
Affiliated issuers	172,448	—	81,669,733
†† Value of securities on loan ($)	164,211	—	12,049,544
††† Cash denominated in foreign currencies (cost) ($)	19,873,664	18,963,513	—

See notes to financial statements. 50

STATEMENTS OF OPERATIONS Year Ended August 31, 2004
	Mellon	Mellon	Mellon	Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Investment Income ($):
Income:
Cash dividends (net of $31,231, $10,600 and
$11,379 foreign taxes withheld at source for
Mellon Large Cap Stock Fund, Mellon Income Stock
Fund and Mellon Small Cap Stock Fund, respectively)	24,959,100	6,889,918	14,709,533	6,094,009
Interest	141,310	35,987	115,087	177,312
Income from securities lending	34,207	7,734	98,435	217,815
Total Income	25,134,617	6,933,639	14,923,055	6,489,136
Expenses:
Investment advisory fee—Note 3(a)	10,342,021	1,747,102	8,920,183	6,065,357
Administration fee—Note 3(a)	2,192,708	370,471	1,638,938	982,965
Custodian fees—Note 3(c)	112,204	27,446	94,468	86,609
Trustees’ fees and expenses—Note 3(d)	65,205	9,547	39,144	24,687
Registration fees	27,591	24,745	21,367	29,843
Legal fees	24,656	2,644	18,945	11,190
Auditing fees	18,942	25,597	18,942	22,600
Shareholder servicing costs—Note 3(c)	11,935	2,514	104,199	9,457
Prospectus and shareholders’ reports	3,820	3,692	35,227	2,840
Distribution fees—Note 3(b)	—	—	96,389	—
Interest expense—Note 5	1,621	292	283	—
Miscellaneous	25,034	7,947	16,989	18,957
Total Expenses	12,825,737	2,221,997	11,005,074	7,254,505
Less—reduction in custody fees
due to earnings credits—Note 2(b)	—	—	—	(172)
Net Expenses	12,825,737	2,221,997	11,005,074	7,254,333
Investment Income (Loss)—Net	12,308,880	4,711,642	3,917,981	(765,197)

Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	68,780,791	34,939,890	107,373,012	43,686,983
Net unrealized appreciation
(depreciation) on investments	38,241,235	(2,981,630)	11,137,361	35,068,269
Net Realized and Unrealized
Gain (Loss) on Investments	107,022,026	31,958,260	118,510,373	78,755,252
Net Increase in Net Assets
Resulting from Operations	119,330,906	36,669,902	122,428,354	77,990,055

See notes to financial statements.

The Funds 51

STATEMENTS OF OPERATIONS (continued)
	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $3,537,776, $2,990,335 and $2,812 foreign taxes withheld at source for Mellon International Fund, Mellon
Emerging Markets Fund and Mellon Balanced Fund, respectively)	28,267,322	24,014,967	3,038,092
Interest	452,237	352,345	5,436,752
Income from securities lending	68,106	47,047	14,805
Total Income	28,787,665	24,414,359	8,489,649
Expenses:
Investment advisory fee—Note 3(a)	9,548,751	9,696,397	1,618,160
Administration fee—Note 3(a)	1,547,146	1,160,938	378,173
Custodian fees—Note 3(c)	1,136,546	1,716,581	51,781
Registration fees	62,387	68,995	16,526
Trustees’ fees and expenses—Note 3(d)	38,185	25,303	11,854
Auditing fees	23,760	25,260	22,772
Legal fees	14,980	12,142	5,372
Prospectus and shareholders’ reports	7,424	5,206	5,692
Shareholder servicing costs—Note 3(c)	3,044	2,330	1,559
Interest expense—Note 5	—	—	683
Miscellaneous	37,070	22,987	18,973
Total Expenses	12,419,293	12,736,139	2,131,545
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(35,251)	(75,965)	—
Less—reduction in custody fees due to earnings credits—Note 2(b)	(1,312)	(5,674)	(573)
Net Expenses	12,382,730	12,654,500	2,130,972
Investment Income—Net	16,404,935	11,759,859	6,358,677

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	—	—	7,905,951
Net realized gain (loss) on investments and foreign currency transactions	88,128,759	81,375,703	—
Net realized gain (loss) on foreign currency exchange contracts	(96,825)	(912,139)	—
Net Realized Gain (Loss)	88,031,934	80,463,564	7,905,951
Net unrealized appreciation (depreciation) on investments	—	—	17,010,291
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	96,766,316	47,288,199	—
Net Realized and Unrealized Gain (Loss) on Investments	184,798,250	127,751,763	24,916,242
Net Increase in Net Assets Resulting from Operations	201,203,185	139,511,622	31,274,919

See notes to financial statements.
52

STATEMENTS OF CHANGES IN NET ASSETS
	Mellon Large Cap Stock Fund		Mellon Income Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2004	2003 [a]	2004	2003 [a]

Operations ($):
Investment income—net	12,308,880	11,088,535	4,711,642	4,545,065
Net realized gain (loss) on investments	68,780,791	(58,361,648)	34,939,890	(3,396,197)
Net unrealized appreciation (depreciation) on investments	38,241,235	127,750,849	(2,981,630)	8,554,469
Net Increase (Decrease) in Net Assets Resulting from Operations	119,330,906	80,477,736	36,669,902	9,703,337

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,496,818)	(11,001,406)	(4,805,224)	(4,470,560)
Investor Shares	(21,293)	(6,894)	(12,371)	(8,289)
Net realized gain on investments:
Class M Shares	—	—	(3,983,636)	(2,323,741)
Investor Shares	—	—	(14,224)	(3,936)
Total Dividends	(12,518,111)	(11,008,300)	(8,815,455)	(6,806,526)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	186,854,023	241,867,720	45,592,369	28,517,810
Investor Shares	14,101,149	1,384,549	88,373	604,610
Dividends reinvested:
Class M Shares	726,047	513,069	2,737,835	1,566,906
Investor Shares	10,984	4,899	26,489	11,433
Cost of shares redeemed:
Class M Shares	(228,844,318)	(220,945,860)	(72,272,051)	(168,743,501)
Investor Shares	(13,279,261)	(166,053)	(555,022)	(150,287)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(40,431,376)	22,658,324	(24,382,007) (138,193,029)
Total Increase (Decrease) In Net Assets	66,381,419	92,127,760	3,472,440	(135,296,218)

Net Assets ($):
Beginning of Period	1,481,975,761	1,389,848,001	272,164,729	407,460,947
End of Period	1,548,357,180	1,481,975,761	275,637,169	272,164,729
Undistributed investment income—net	437,108	647,175	63,830	157,785

Capital Share Transactions (Shares):
Class M Shares
Shares sold	21,219,504	31,990,213	4,864,972	3,568,229
Shares issued for dividends reinvested	82,445	67,845	292,117	202,307
Shares redeemed	(25,953,732)	(29,340,146)	(7,871,834)	(21,472,599)
Net Increase (Decrease) in Shares Outstanding	(4,651,783)	2,717,912	(2,714,745)	(17,702,063)

Investor Shares
Shares sold	1,589,881	178,317	9,545	71,813
Shares issued for dividends reinvested	1,249	633	2,829	1,442
Shares redeemed	(1,468,062)	(22,263)	(58,918)	(18,323)
Net Increase (Decrease) in Shares Outstanding	123,068	156,687	(46,544)	54,932

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

The Funds 53

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2004	2003 [a,b]	2004	2003 [a]

Operations ($):
Investment income (loss)—net	3,917,981	4,471,729	(765,197)	(83,512)
Net realized gain (loss) on investments	107,373,012	(36,704,162)	43,686,983	(14,624,022)
Net unrealized appreciation (depreciation) on investments	11,137,361	165,666,943	35,068,269	112,536,737
Net Increase (Decrease) in Net Assets Resulting from Operations	122,428,354	133,434,510	77,990,055	97,829,203

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,197,923)	(3,035,413)	—	—
Investor Shares	(10,284)	(36,714)	—	—
Total Dividends	(3,208,207)	(3,072,127)	—	—

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	159,457,396	171,878,442	206,754,973	202,921,762
Investor Shares	11,860,398	4,159,876	666,905	395,130
Dreyfus Premier Shares	246,977	1,126,540	—	—
Net assets received in connection with reorganization—Note 1:
Class M Shares	—	184,065,900	—	—
Investor Shares	—	17,131,194	—	—
Dreyfus Premier Shares	—	18,147,908	—	—
Dividends reinvested:
Class M Shares	668,015	602,680	—	—
Investor Shares	9,349	32,664	—	—
Cost of shares redeemed:
Class M Shares	(189,805,996)	(249,328,670)	(94,900,610)	(92,875,422)
Investor Shares	(10,367,338)	(6,154,677)	(1,315,084)	(1,250,435)
Dreyfus Premier Shares	(7,089,773)	(4,885,386)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(35,020,972)	136,776,471	111,206,184	109,191,035
Total Increase (Decrease) In Net Assets	84,199,175	267,138,854	189,196,239	207,020,238

Net Assets ($):
Beginning of Period	1,106,949,704	839,810,850	561,749,956	354,729,718
End of Period	1,191,148,879	1,106,949,704	750,946,195	561,749,956
Undistributed investment income—net	2,419,500	1,937,676	76,408	—

54

	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Year Ended August 31,		Year Ended August 31,

	2004	2003 [a,b]	2004	2003 [a]

Capital Share Transactions:
Class M Shares
Shares sold	13,025,718	19,653,690	14,075,756	18,793,953
Shares issued in connection with reorganization—Note 1	—	18,726,817	—	—
Shares issued for dividends reinvested	55,575	63,574	—	—
Shares redeemed	(15,743,025)	(26,045,293)	(6,347,665)	(8,456,105)
Net Increase (Decrease) in Shares Outstanding	(2,661,732)	12,398,788	7,728,091	10,337,848

Investor Shares [c]
Shares sold	967,869	446,260	44,983	35,304
Shares issued in connection with reorganization—Note 1	—	1,746,630	—	—
Shares issued for dividends reinvested	781	3,453	—	—
Shares redeemed	(829,700)	(627,851)	(94,651)	(115,498)
Net Increase (Decrease) in Shares Outstanding	138,950	1,568,492	(49,668)	(80,194)

Dreyfus Premier Shares [c]
Shares sold	19,462	32,203	—	—
Shares issued in connection with reorganization—Note 1	—	1,850,160	—	—
Shares redeemed	(586,382)	(514,716)	—	—
Net Increase (Decrease) in Shares Outstanding	(566,920)	1,367,647	—	—

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Mellon Mid Cap Stock Fund commenced selling Dreyfus Premier shares on September 6, 2002.
[c] During the period ended August 31, 2004, 408,718 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $4,969,465 were automatically converted to 405,061
Investor shares and during the period ended August 31, 2003, 220,359 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $2,118,822 were automatically converted to 219,772 Investor shares.
See notes to financial statements.

The Funds 55

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Mellon International Fund		Mellon Emerging Markets Fund

	Year Ended August 31,		Year Ended August 31,

	2004	2003 [a]	2004	2003 [a]

Operations ($):
Investment income—net	16,404,935	11,996,706	11,759,859	4,324,967
Net realized gain (loss) on investments	88,031,934	(35,005,301)	80,463,564	571,352
Net unrealized appreciation (depreciation) on investments	96,766,316	99,096,713	47,288,199	80,847,122
Net Increase (Decrease) in Net Assets Resulting from Operations	201,203,185	76,088,118	139,511,622	85,743,441

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,996,941)	(7,490,466)	(5,321,756)	(1,699,272)
Investor Shares	(1,305)	(31,368)	(2,047)	(56)
Net realized gain on investments:
Class M Shares	—	—	(10,285,747)	(3,966,227)
Investor Shares	—	—	(5,743)	(178)
Total Dividends	(13,998,246)	(7,521,834)	(15,615,293)	(5,665,733)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	352,182,586	319,838,213	412,560,640	324,252,671
Investor Shares	4,308,413	6,870,745	3,575,511	3,991,132
Dividends reinvested:
Class M Shares	3,040,359	1,326,083	7,970,340	3,230,659
Investor Shares	1,240	196	6,955	159
Cost of shares redeemed:
Class M Shares	(97,834,871)	(112,619,325)	(69,024,287)	(26,493,803)
Investor Shares	(3,874,911)	(9,260,128)	(578,993)	(4,525,995)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	257,822,816	206,155,784	354,510,166	300,454,823
Total Increase (Decrease) In Net Assets	445,027,755	274,722,068	478,406,495	380,532,531

Net Assets ($):
Beginning of Period	820,876,138	546,154,070	526,361,327	145,828,796
End of Period	1,265,903,893	820,876,138	1,004,767,822	526,361,327
Undistributed investment income—net	16,352,003	11,586,215	7,087,091	3,494,637

Capital Share Transactions (Shares):
Class M Shares
Shares sold	25,536,689	31,503,960	23,872,309	25,425,397
Shares issued for dividends reinvested	233,335	131,687	457,802	278,505
Shares redeemed	(6,932,933)	(11,218,300)	(3,908,665)	(2,213,278)
Net Increase (Decrease) in Shares Outstanding	18,837,091	20,417,347	20,421,446	23,490,624

Investor Shares
Shares sold	292,232	654,446	200,762	290,749
Shares issued for dividends reinvested	91	19	397	14
Shares redeemed	(256,688)	(857,253)	(32,580)	(325,214)
Net Increase (Decrease) in Shares Outstanding	35,635	(202,788)	168,579	(34,451)

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

56

		Mellon Balanced Fund

		Year Ended August 31,

	2004	2003 [a]

Operations ($):
Investment income—net	6,358,677	8,648,881
Net realized gain (loss) on investments	7,905,951	(6,281,359)
Net unrealized appreciation (depreciation) on investments	17,010,291	23,127,446
Net Increase (Decrease) in Net Assets Resulting from Operations	31,274,919	25,494,968

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,621,136)	(8,761,192)
Investor Shares	(8,017)	(9,327)
Total Dividends	(6,629,153)	(8,770,519)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	14,543,502	22,360,720
Investor Shares	201,741	1,173,458
Dividends reinvested:
Class M Shares	105,144	129,079
Investor Shares	3,972	4,215
Cost of shares redeemed:
Class M Shares	(45,340,881)	(62,887,729)
Investor Shares	(1,612)	(924,727)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(30,488,134)	(40,144,984)
Total Increase (Decrease) In Net Assets	(5,842,368)	(23,420,535)

Net Assets ($):
Beginning of Period	348,833,337	372,253,872
End of Period	342,990,969	348,833,337
Undistributed investment income—net	627,471	373,603

Capital Share Transactions (Shares:)
Class M Shares
Shares sold	1,257,979	2,219,800
Shares issued for dividends reinvested	9,111	12,757
Shares redeemed	(3,930,836)	(6,154,751)
Net Increase (Decrease) in Shares Outstanding	(2,663,746)	(3,922,194)

Investor Shares
Shares sold	17,335	114,744
Shares issued for dividends reinvested	344	415
Shares redeemed	(139)	(91,228)
Net Increase (Decrease) in Shares Outstanding	17,540	23,931

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

		Class M Shares

		Year Ended August 31,

Mellon Large Cap Stock Fund	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	8.16	7.77	9.52	12.50
Investment Operations:
Investment income—net [c]	.07	.06	.05	.03
Net realized and unrealized gain (loss) on investments	.58	.39	(1.59)	(2.97)
Total from Investment Operations	.65	.45	(1.54)	(2.94)
Distributions:
Dividends from investment income—net	(.07)	(.06)	(.05)	(.03)
Dividends from net realized gain on investments	—	—	(.16)	(.01)
Total Distributions	(.07)	(.06)	(.21)	(.04)
Net asset value, end of period	8.74	8.16	7.77	9.52

Total Return (%)	7.95	5.76	(16.47)	(23.55)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.81	.75[d]
Ratio of net investment income to average net assets	.77	.83	.56	.27[d]
Portfolio Turnover Rate	43.52	56.96	44.26	45.08[d]

Net Assets, end of period ($ x 1,000)	1,545,002	1,479,855	1,389,045	1,857,167

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	From October 2, 2000 (commencement of operations) to August 31, 2001.
[c]	Based on average shares outstanding at each month end.
[d]	Not annualized.
See notes to financial statements.

58

		Investor Shares

		Year Ended August 31,

Mellon Large Cap Stock Fund	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	8.16	7.77	9.52	9.99
Investment Operations:
Investment income (loss)—net [b]	.06	.04	.03	(.00)[c]
Net realized and unrealized gain (loss) on investments	.58	.39	(1.59)	(.47)
Total from Investment Operations	.64	.43	(1.56)	(.47)
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.03)	(.00)[c]
Dividends from net realized gain on investments	—	—	(.16)	—
Total Distributions	(.04)	(.04)	(.19)	(.00)[c]
Net asset value, end of period	8.76	8.16	7.77	9.52

Total Return (%)	7.88	5.50	(16.65)	(4.69)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.07	1.07	.23[d]
Ratio of net investment income (loss) to average net assets	.59	.56	.31	(.05)[d]
Portfolio Turnover Rate	43.52	56.96	44.26	45.08[d]

Net Assets, end of period ($ x 1,000)	3,356	2,121	803	1,496

[a]	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS (continued)
		Class M Shares

		Year Ended August 31,

Mellon Income Stock Fund	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	8.56	8.24	10.39	12.50
Investment Operations:
Investment income—net [d]	.16	.12	.11	.09
Net realized and unrealized gain (loss) on investments	1.09	.37	(1.56)	(1.96)
Total from Investment Operations	1.25	.49	(1.45)	(1.87)
Distributions:
Dividends from investment income—net	(.17)	(.12)	(.11)	(.09)
Dividends from net realized gain on investments	(.14)	(.05)	(.59)	(.15)
Total Distributions	(.31)	(.17)	(.70)	(.24)
Net asset value, end of period	9.50	8.56	8.24	10.39

Total Return (%)	14.68	6.19	(14.94)	(15.12)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.83	.82	.77[e]
Ratio of net investment income to average net assets	1.75	1.48	1.19	.78[e]
Portfolio Turnover Rate	52.47	12.82	30.35	30.28[e]

Net Assets, end of period ($ x 1,000)	274,881	271,085	406,875	631,743

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There was no effect of this change for the period ended
August 31, 2002 and the ratios were not affected by this change. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
See notes to financial statements.

60

		Investor Shares

		Year Ended August 31,

Mellon Income Stock Fund	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	8.58	8.25	10.40	10.66
Investment Operations:
Investment income—net [c]	.14	.10	.10	.02
Net realized and unrealized gain (loss) on investments	1.08	.38	(1.57)	(.27)
Total from Investment Operations	1.22	.48	(1.47)	(.25)
Distributions:
Dividends from investment income—net	(.13)	(.10)	(.09)	(.01)
Dividends from net realized gain on investments	(.14)	(.05)	(.59)	—
Total Distributions	(.27)	(.15)	(.68)	(.01)
Net asset value, end of period	9.53	8.58	8.25	10.40

Total Return (%)	14.26	6.03	(15.15)	(2.32)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.09	1.09	.20[d]
Ratio of net investment income to average net assets	1.49	1.21	1.08	.16[d]
Portfolio Turnover Rate	52.47	12.82	30.35	30.28[d]

Net Assets, end of period ($ x 1,000)	756	1,080	586	163

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There was no effect of this change for the period ended
August 31, 2002 and the ratios were not affected by this change. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS (continued)
		Class M Shares

		Year Ended August 31,

Mellon Mid Cap Stock Fund	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	11.07	9.92	11.20	12.50
Investment Operations:
Investment income—net [c]	.04	.05	.04	.02
Net realized and unrealized gain (loss) on investments	1.21	1.13	(1.29)	(1.32)
Total from Investment Operations	1.25	1.18	(1.25)	(1.30)
Distributions:
Dividends from investment income—net	(.03)	(.03)	(.03)	(.00)[d]
Net asset value, end of period	12.29	11.07	9.92	11.20

Total Return (%)	11.33	11.94	(11.21)	(10.39)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.92	.93	.85[e]
Ratio of net investment income to average net assets	.34	.47	.33	.14[e]
Portfolio Turnover Rate	69.03	67.97	61.20	59.63[e]

Net Assets, end of period ($ x 1,000)	1,159,657	1,073,837	839,075	850,110

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	From October 2, 2000 (commencement of operations) to August 31, 2001.
[c]	Based on average shares outstanding at each month end.
[d]	Amount represents less than $.01 per share.
[e]	Not annualized.
See notes to financial statements.

62

		Investor Shares

		Year Ended August 31,

Mellon Mid Cap Stock Fund	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	11.03	9.90	11.19	11.32
Investment Operations:
Investment income (loss)—net [b]	.01	.02	(.00)[c]	(.00)[c]
Net realized and unrealized gain (loss) on investments	1.21	1.13	(1.28)	(.13)
Total from Investment Operations	1.22	1.15	(1.28)	(.13)
Distributions:
Dividends from investment income—net	(.01)	(.02)	(.01)	—
Net asset value, end of period	12.24	11.03	9.90	11.19

Total Return (%)	11.02	11.66	(11.44)	(1.15)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.20	1.25	.20[d]
Ratio of net investment income (loss) to average net assets	.10	.19	(.00)[e]	(.03)[d]
Portfolio Turnover Rate	69.03	67.97	61.20	59.63[d]

Net Assets, end of period ($ x 1,000)	21,810	18,117	736	140

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
[e] Amount represents less than .01%.
See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS (continued)
	Dreyfus Premier Shares

	Year Ended August 31,

Mellon Mid Cap Stock Fund	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	10.96	9.81
Investment Operations:
Investment (loss)—net [b]	(.08)	(.06)
Net realized and unrealized gain (loss) on investments	1.21	1.21
Total from Investment Operations	1.13	1.15
Net asset value, end of period	12.09	10.96

Total Return (%)	10.31	11.72[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91	1.95[c]
Ratio of net investment (loss) to average net assets	(.65)	(.58)[c]
Portfolio Turnover Rate	69.03	67.97

Net Assets, end of period ($ x 1,000)	9,682	14,996

[a] From the close of business on September 6, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

64

		Class M Shares

		Year Ended August 31,

Mellon Small Cap Stock Fund	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.17	10.95	11.99	12.50
Investment Operations:
Investment (loss)—net [c]	(.02)	(.00)[d]	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	1.77	2.22	(1.01)	(.50)
Total from Investment Operations	1.75	2.22	(1.04)	(.51)
Net asset value, end of period	14.92	13.17	10.95	11.99

Total Return (%)	13.29	20.27	(8.67)	(4.08)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.04	1.07	1.00[e]
Ratio of net expenses to average net assets	1.02	1.03	1.05	.96[e]
Ratio of net investment (loss) to average net assets	(.11)	(.02)	(.27)	(.09)[e]
Portfolio Turnover Rate	91.71	91.99	76.66	101.57[e]

Net Assets, end of period ($ x 1,000)	747,637	558,172	350,873	151,440

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

The Funds 65

FINANCIAL HIGHLIGHTS (continued)
		Investor Shares

		Year Ended August 31,

Mellon Small Cap Stock Fund	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	13.08	10.90	11.98	11.95
Investment Operations:
Investment (loss)—net [b]	(.05)	(.03)	(.06)	(.01)
Net realized and unrealized gain (loss) on investments	1.75	2.21	(1.02)	.04
Total from Investment Operations	1.70	2.18	(1.08)	.03
Net asset value, end of period	14.78	13.08	10.90	11.98

Total Return (%)	13.00	20.00	(9.02)	.25[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.29	1.32	.20[c]
Ratio of net expenses to average net assets	1.26	1.28	1.30	.19[c]
Ratio of net investment (loss) to average net assets	(.35)	(.27)	(.51)	(.06)[c]
Portfolio Turnover Rate	91.71	91.99	76.66	101.57[c]

Net Assets, end of period ($ x 1,000)	3,310	3,578	3,857	1

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

66

		Class M Shares

		Year Ended August 31,

Mellon International Fund	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	11.77	11.03	12.08	12.50
Investment Operations:
Investment income—net [c]	.20	.20	.18	.16
Net realized and unrealized gain (loss) on investments	2.51	.68	(1.07)	(.58)
Total from Investment Operations	2.71	.88	(.89)	(.42)
Distributions:
Dividends from investment income—net	(.19)	(.14)	(.15)	(.00)[d]
Dividends from net realized gain on investments	—	—	(.01)	—
Total Distributions	(.19)	(.14)	(.16)	(.00)[d]
Net asset value, end of period	14.29	11.77	11.03	12.08

Total Return (%)	23.15	8.19	(7.39)	(3.33)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.12	1.12	1.04[e]
Ratio of net expenses to average net assets	1.10	1.05	1.05	.96[e]
Ratio of net investment income to average net assets	1.46	1.99	1.59	1.31[e]
Portfolio Turnover Rate	45.60	36.52	24.63	34.27[e]

Net Assets, end of period ($ x 1,000)	1,265,004	820,568	543,566	398,759
[a] Effective December 16, 2002, MPAM shares were as redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

The Funds 67

FINANCIAL HIGHLIGHTS (continued)
		Investor Shares

		Year Ended August 31,

Mellon International Fund	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	12.13	11.34	12.08	11.98
Investment Operations:
Investment income (loss)—net [b]	.49	.13	.24	(.00)[c]
Net realized and unrealized gain (loss) on investments	2.20	.78	(.97)	.10
Total from Investment Operations	2.69	.91	(.73)	.10
Distributions:
Dividends from investment income—net	(.08)	(.12)	—	—
Dividends from net realized gain on investments	—	—	(.01)	—
Total Distributions	(.08)	(.12)	(.01)	—
Net asset value, end of period	14.74	12.13	11.34	12.08

Total Return (%)	22.28	8.24	(5.95)	.75[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.36	1.38	.23[d]
Ratio of net expenses to average net assets	1.35	1.30	1.30	.22[d]
Ratio of net investment income (loss) to average net assets	2.63	1.10	2.16	(.01)[d]
Portfolio Turnover Rate	45.60	36.52	24.63	34.27[d]

Net Assets, end of period ($ x 1,000)	900	308	2,588	28

[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

68

		Class M Shares

		Year Ended August 31,

Mellon Emerging Markets Fund	2004	2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	14.92	12.33	11.86	12.50
Investment Operations:
Investment income—net [c]	.25	.22	.24	.28
Net realized and unrealized gain (loss) on investments	3.16	2.77	.75	(.87)
Total from Investment Operations	3.41	2.99	.99	(.59)
Distributions:
Dividends from investment income—net	(.12)	(.12)	(.19)	(.05)
Dividends from net realized gain on investments	(.23)	(.28)	(.33)	(.00)[d]
Total Distributions	(.35)	(.40)	(.52)	(.05)
Net asset value, end of period	17.98	14.92	12.33	11.86

Total Return (%)	22.93	25.18	8.48	(4.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.51	1.61	1.68	1.66[e]
Ratio of net expenses to average net assets	1.50	1.35	1.35	1.24[e]
Ratio of net investment income to average net assets	1.39	1.77	1.86	2.24[e]
Portfolio Turnover Rate	46.36	26.43	55.00	44.74[e]

Net Assets, end of period ($ x 1,000)	1,001,344	526,049	145,144	54,863
[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] From October 2, 2000 (commencement of operations) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Amount represents less than $.01 per share.
[e] Not annualized.
See notes to financial statements.

The Funds 69

FINANCIAL HIGHLIGHTS (continued)
		Investor Shares

		Year Ended August 31,

Mellon Emerging Markets Fund	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	15.00	12.38	11.92	12.17
Investment Operations:
Investment income—net [b]	.17	.17	.11	.03
Net realized and unrealized gain (loss) on investments	3.22	2.82	.86	(.28)
Total from Investment Operations	3.39	2.99	.97	(.25)
Distributions:
Dividends from investment income—net	(.08)	(.09)	(.18)	—
Dividends from net realized gain on investments	(.23)	(.28)	(.33)	—
Total Distributions	(.31)	(.37)	(.51)	—
Net asset value, end of period	18.08	15.00	12.38	11.92

Total Return (%)	22.68	24.99	8.26	(2.06)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84	1.85	1.90	.27[c]
Ratio of net expenses to average net assets	1.83	1.60	1.60	.23[c]
Ratio of net investment income to average net assets	1.14	1.12	.88	.03[c]
Portfolio Turnover Rate	46.36	26.43	55.00	44.74[c]

Net Assets, end of period ($ x 1,000)	3,424	313	684	1
[a] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

70

		Class M Shares

		Year Ended August 31,

Mellon Balanced Fund	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	10.79	10.28	11.39	12.50
Investment Operations:
Investment income—net [d]	.20	.25	.31	.32
Net realized and unrealized gain (loss) on investments	.78	.51	(.92)	(1.11)
Total from Investment Operations	.98	.76	(.61)	(.79)
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.30)	(.32)
Dividends from net realized gain on investments	—	—	(.20)	—
Total Distributions	(.21)	(.25)	(.50)	(.32)
Net asset value, end of period	11.56	10.79	10.28	11.39

Total Return (%)	9.13	7.68	(5.70)	(6.38)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.62	.63	.59[e]
Ratio of net expenses to average net assets	.59	.62	.63	.59[e]
Ratio of net investment income to average net assets	1.77	2.41	2.81	2.70[e]
Portfolio Turnover Rate	61.77[f]	83.22	90.36	75.62[e]

Net Assets, end of period ($ x 1,000)	342,326	348,402	372,089	412,801

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income. The effect of this change for the period ended
August 31, 2002 was to increase net investment income per share by $.00, decrease net realized and unrealized gain (loss) on investments per share by $.00 and increase the ratio of net investment income to average net assets from 2.79% to 2.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] The portfolio turnover rate excluding mortgage dollar roll transactions was 55.45%.
See notes to financial statements.

The Funds 71

FINANCIAL HIGHLIGHTS (continued)
		Investor Shares

		Year Ended August 31,

Mellon Balanced Fund	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	10.79	10.27	11.39	11.53
Investment Operations:
Investment income—net [c]	.17	.23	.27	.04
Net realized and unrealized gain (loss) on investments	.77	.51	(.91)	(.13)
Total from Investment Operations	.94	.74	(.64)	(.09)
Distributions:
Dividends from investment income—net	(.16)	(.22)	(.28)	(.05)
Dividends from net realized gain on investments	—	—	(.20)	—
Total Distributions	(.16)	(.22)	(.48)	(.05)
Net asset value, end of period	11.57	10.79	10.27	11.39

Total Return (%)	8.76	7.52	(5.91)	(.88)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.87	.89	.16[d]
Ratio of net expenses to average net assets	.85	.87	.89	.16[d]
Ratio of net investment income to average net assets	1.45	2.13	2.45	.32[d]
Portfolio Turnover Rate	61.77[e]	83.22	90.36	75.62[d]

Net Assets, end of period ($ x 1,000)	665	431	165	1

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 2.43% to 2.45% . Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation. b From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001. c Based on average shares outstanding at each month end. d Not annualized. e The portfolio turnover rate excluding mortgage dollar roll transactions was 55.45% .

See notes to financial statements.

72

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified equity funds and balanced fund: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund (each, a “fund” and collectively, the “funds”). Mellon Large Cap Stock Fund seeks investments returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor’s 500 Composite Stock Price Index. Mellon Income Stock Fund seeks to exceed the total return performance of the Russell 1000 Value Index over time. Mellon Mid Cap Stock Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor’s MidCap 400 Index.Mellon Small Cap Stock Fund seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor’s SmallCap 600 Index. Mellon International Fund and Mellon Emerging Markets Fund seek long-term capital growth. Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon Mid Cap Stock Fund. Dreyfus Premier shares of Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights.

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Small Company Stock Fund (“Premier Small Company Fund”), a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Mid Cap Stock Fund (now known as Mellon Mid Cap Stock Fund) in exchange for shares of beneficial interest of MPAM Mid Cap Stock Fund’s MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A, Class C and Class T shares of Premier Small Company Fund received Investor shares of MPAM Mid Cap Stock Fund, holders of Class B shares of Premier Small Company Fund received Dreyfus Premier shares of MPAM Mid Cap Stock Fund and holders of Class R shares of Premier Small Company Fund received MPAM shares (now designated as Class M shares) of MPAM Mid Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Small Company Fund at the time of the exchange. MPAM Mid Cap Stock Fund’s net asset value on September 6, 2002 was $9.83 per share for its MPAM shares, $9.81 per share for its Investor shares and, after the reorganization, $9.81 per share for its Dreyfus Premier shares, and a total of 18,726,817 MPAM shares, 1,746,630 Investor shares and 1,850,160 Dreyfus Premier shares,rep-

The Funds 73

NOTES TO FINANCIAL STATEMENTS (continued)

resenting net assets of $184,065,900 MPAM shares, $17,131,194 Investor shares and $18,147,908 Dreyfus Premier shares (including $13,268,450 net unrealized appreciation on investments), were issued to Premier Small Company Fund’s shareholders in the exchange.The exchange was a tax-free event to shareholders.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares for each fund based upon the relative proportion of net assets of each class.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’S and futures contracts. For other securities that are fair valued by the Trust’s Board,certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Mellon Balanced Fund (Debt securities):

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust’s Board. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by a pricing service approved by the Trust’s Board,or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security),are val-

74

ued at fair value as determined in good faith under the direction of the Trust’s Board. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus, the funds may lend securities to certain qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times.Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of,or loss of rights in,the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Foreign currency transactions: Mellon Emerging Markets Fund and Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Funds 75

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.As of August 31, 2004, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. Table 1 summarizes open foreign exchange contracts for Mellon International Fund and Mellon Emerging Markets Fund at August 31, 2004.

(g) Concentration of risk: Mellon Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic

Table 1.

Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation/
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Euro, expiring 9/1/2004	25,702	30,876	31,305	429
Euro, expiring 9/2/2004	18,223	22,196	22,196	—
Sales:		Proceeds ($)
British Pound, expiring 9/1/2004	5,869	10,499	10,581	(82)
Singapore Dollar, expiring 9/1/2004	113,510	66,179	66,384	(205)
Swedish Krona, expiring 9/2/2004	2,844,945	377,164	379,372	(2,208)
Swiss Franc, expiring 9/1/2004	26,122	20,377	20,622	(245)
Swiss Franc, expiring 9/2/2004	28,118	22,196	22,198	(2)
Total				(2,313)

Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation/
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Indian Rupee, expiring 9/2/2004	60,369,110	1,304,290	1,304,432	142
South African Rand, expiring 9/1/2004	897,605	133,374	135,359	1,985
Sales:		Proceeds ($)
Hong Kong Dollar, expiring 9/2/2004	1,954,498	250,577	250,577	—
Poland Zloty, expiring 9/1/2004	1,222,569	329,889	334,492	(4,603)
South African Rand, expiring 9/2/2004	2,391,526	356,944	360,642	(3,698)
South Korean Won, expiring 9/1/2004	342,865	297	298	(1)
South Korean Won, expiring 9/2/2004	51,448,033	44,718	44,679	39
Total				(6,136)

76

factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity.

(h) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Balanced Fund declare and pay dividends from investment income-net monthly. Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(i) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2004.

Table 3 summarizes each relevant fund’s accumulated capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004.

Table 2.

	Undistributed	Accumulated	Undistributed
	Ordinary	Capital	Capital	Unrealized
	Income ($)	Losses ($)	Gains ($)	Appreciation ($)

Mellon Large Cap Stock Fund	433,517	110,039,380	—	341,125,573
Mellon Income Stock Fund	—	—	27,311,874	68,617,086
Mellon Mid Cap Stock Fund	2,419,500	—	55,791,712	212,577,174
Mellon Small Cap Stock Fund	—	—	8,696,243	124,196,482
Mellon International Fund	31,952,852	—	25,536,793	133,956,641
Mellon Emerging Markets Fund	50,861,998	—	32,526,680	116,340,903
Mellon Balanced Fund	627,123	9,516,249	—	48,435,259

Table 3.

Expiring in fiscal		2010 ($)†	2011 ($)†	Total ($)

Mellon Large Cap Stock Fund		10,567,980	99,471,400	110,039,380
Mellon Balanced Fund		—	9,516,249	9,516,249

† If not applied, the carryovers expire in the above years.

The Funds 77

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2004 and August 31, 2003, respectively.

Markets Fund and amortization adjustments and real estate investment trusts for the Mellon Balanced Fund. Net assets were not affected by this reclassification.

During the period ended August 31, 2004, as a result of permanent book to tax differences, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts for the Mellon Large Cap Stock Fund, the Mellon Income Stock Fund and the Mellon Mid Cap Stock Fund, real estate investment trusts and net operating losses for the Mellon Small Cap Stock Fund, foreign exchange gains and losses and passive foreign investment companies for the Mellon International Fund, foreign exchange gains and losses and Indian and Thailand capital gain taxes for the Mellon Emerging

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65 of 1% of the Mellon Large Cap Stock Fund, .65 of 1% of the Mellon Income Stock Fund, .75 of 1% of the Mellon Mid Cap Stock Fund, .85 of 1% of the Mellon Small Cap Stock Fund, .85 of 1% of the Mellon International Fund, 1.15% of the Mellon Emerging Markets Fund and .65 of 1% (equity investments), .40 of 1% (debt securities) and .15 of 1% (money market investments and other underlying Mellon funds) of the Mellon Balanced Fund.

Table 4.

				Long-Term
	Ordinary Income ($)		Capital Gains ($)

	2004	2003	2004	2003

Mellon Large Cap Stock Fund	12,518,111	11,008,300	—	—
Mellon Income Stock Fund	4,817,595	4,478,849	3,997,860	2,327,677
Mellon Mid Cap Stock Fund	3,208,207	3,072,127	—	—
Mellon International Fund	13,998,246	7,521,834	—	—
Mellon Emerging Markets Fund	13,199,030	5,127,435	2,416,263	538,298
Mellon Balanced Fund	6,629,153	8,770,519	—	—

Table 5.

		Accumulated	Accumulated
		Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)		Gain (Loss) ($)	Capital ($)

Mellon Large Cap Stock Fund		(836)	836	—
Mellon Income Stock Fund		11,998	(8,451)	(3,547)
Mellon Mid Cap Stock Fund		(227,950)	542,286	(314,336)
Mellon Small Cap Stock Fund		841,605	106,424	(948,029)
Mellon International Fund		2,359,099	(2,360,627)	1,528
Mellon Emerging Markets Fund		(2,843,602)	2,843,602	—
Mellon Balanced Fund		524,344	(393,350)	(130,994)

78

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	15 of 1%
$6 billion up to $12 billion	12 of 1%
In excess of $12 billion	10 of 1%

No administration fee is applied to assets held by the Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

Mellon Bank had agreed, until September 30, 2003, to waive receipt of its fees and/or to reimburse a portion of the indicated fund’s expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses would not exceed, in the aggregate, the rate per annum of the fund’s average daily net assets listed below:

1.05% of the Mellon International Fund and 1.35% of the Mellon Emerging Markets Fund. Table 6 summarizes the amounts waived during the period ended August 31,2004.

Table 6.

Mellon International Fund	$35,251
Mellon Emerging Markets Fund	75,965

During the period ended August 31, 2004, the Distributor retained $25,130 from the contingent deferred sales charge on redemptions of the Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of 1% of the value of the fund’s average daily net assets attributable to its Dreyfus

Premier shares. During the period ended August 31, 2004, Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $96,389 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 7 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2004, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 7.

Mellon Large Cap Stock Fund	$11,112
Mellon Income Stock Fund	2,362
Mellon Mid Cap Stock Fund,
Investor shares	53,758
Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	32,130
Mellon Small Cap Stock Fund	8,209
Mellon International Fund	2,062
Mellon Emerging Markets Fund	1,671
Mellon Balanced Fund	1,385

All funds except Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Bank, an affiliate of Dreyfus, under a Custody Agreement with

The Funds 79

NOTES TO FINANCIAL STATEMENTS (continued)

Mellon Bank and Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Trust of New England, N.A. under a Custody Agreement with Mellon Trust of New England, N.A. for providing custodial services for the relevant funds. Table 8 summarizes the amounts the funds were charged during the period ended August 31, 2004, pursuant to the custody agreements.

Table 8.

Mellon Large Cap Stock Fund	$112,204
Mellon Income Stock Fund	27,446
Mellon Mid Cap Stock Fund	94,468
Mellon Small Cap Stock Fund	86,609
Mellon International Fund	1,136,546
Mellon Emerging Markets Fund	1,716,581
Mellon Balanced Fund	51,781

Table 9 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-

person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to July 1, 2004, the annual fee payable to each trustee was $35,000 and prior to September 14, 2004, the attendance fee was $3,000 for each in-person meeting.

(e) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use collateral received in connection with lending the funds’ securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and foreign currency exchange contracts, during the period ended August 31, 2004, of which $22,329,954 in purchases and $23,379,915 in sales were from mortgage dollar roll transactions in the Mellon Balanced Fund.

Table 9.

	Investment	Rule 12b-1 Shareholder
	Advisory	Distribution	Services	Custodian
	Fees ($)	Plan Fees ($)	Fees ($)	Fees ($)

Mellon Large Cap Stock Fund	839,919	—	696	17,342
Mellon Income Stock Fund	148,914	—	157	3,106
Mellon Mid Cap Stock Fund	741,915	6,112	6,587	13,866
Mellon Small Cap Stock Fund	533,012	—	691	15,601
Mellon International Fund	897,894	—	186	199,913
Mellon Emerging Markets Fund	945,745	—	364	296,143
Mellon Balanced Fund	129,110	—	139	14,063

Table 10.

		Purchases ($)		Sales ($)

Mellon Large Cap Stock Fund		682,940,816		726,052,189
Mellon Income Stock Fund		139,528,950		172,883,124
Mellon Mid Cap Stock Fund		812,506,890		858,711,196
Mellon Small Cap Stock Fund		739,290,797		634,715,847
Mellon International Fund		726,018,796		487,262,971
Mellon Emerging Markets Fund		695,534,741		369,248,746
Mellon Balanced Fund		218,188,593		243,423,427

80

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and additional income from the sale is included in realized gain (loss). Losses may arise due to changes in the value of the securities.

Table 11 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2004:

NOTE 5—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the funds did not borrow under the line of credit with the exception of Mellon Large Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon Income Stock Fund and Mellon Balanced Fund.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2004 for the Mellon Large Cap Stock Fund was approximately $87,400, with a related weighted average annualized interest rate of 1.79% .

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2004 for the Mellon Income Stock Fund was approximately $19,700, with a related weighted average annualized interest rate of 1.48% .

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2004 for the Mellon Mid Cap Stock Fund was approximately $18,200, with a related weighted average annualized interest rate of 1.56% .

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2004 for the Mellon Balanced Fund was approximately $43,600, with a related weighted average annualized interest rate of 1.57% .

NOTE 6—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new

Table 11.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)

Mellon Large Cap Stock Fund	1,235,203,873	378,868,441	37,742,868	341,125,573
Mellon Income Stock Fund	209,921,229	71,911,153	3,294,067	68,617,086
Mellon Mid Cap Stock Fund	1,024,101,899	240,863,026	28,285,852	212,577,174
Mellon Small Cap Stock Fund	652,027,580	143,283,008	19,086,526	124,196,482
Mellon International Fund	1,103,894,605	176,438,242	42,579,534	133,858,708
Mellon Emerging Markets Fund	869,434,449	150,000,046	33,693,746	116,306,300
Mellon Balanced Fund	311,134,737	53,341,411	4,906,152	48,435,259

The Funds 81

NOTES TO FINANCIAL STATEMENTS (continued)

investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004. While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

Note 7—Subsequent Event:

At a meeting of the Trust’s Board held on September 14, 2004, the Trust’s Board approved a proposal to change the investment objectives of Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund. Effective on or about December 31, 2004, the new investment objectives of Mellon Large Cap Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund will be to seek capital appreciation, and the new investment objective of Mellon Income Stock Fund will be to seek total return (consisting of capital appreciation and income). Each fund’s new investment objective, as with its old objective, may be changed without shareholder approval.

82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of the Mellon Large Cap Stock Fund, the Mellon Income Stock Fund, the Mellon Mid Cap Stock Fund, the Mellon Small Cap Stock Fund, the Mellon International Fund,the Mellon Emerging Markets Fund and the Mellon Balanced Fund of Mellon Funds Trust (collectively “the Funds”), including the statements of investments, as of August 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

The Funds 83

IMPORTANT TAX INFORMATION (Unaudited)

Mellon Large Cap Stock Fund

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and also designates 100% of the ordinary dividends paid as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

Mellon Income Stock Fund

For federal tax purposes the fund hereby designates $.1459 per share as a long-term capital gain distribution paid on December 31, 2003.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and also designates 100% of the ordinary dividends paid as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

Mellon Mid Cap Stock Fund

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and also designates 100% of the ordinary dividends paid as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

Mellon International Fund

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31,2004:

  the total amount of taxes paid to foreign coun- tries was $3,537,776 the total amount of income sourced from foreign countries was $23,903,950

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2004 calendar year with Form 1099-DIV which will be mailed by January 31, 2005.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

Mellon Emerging Markets Fund

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2004:

  the total amount of taxes paid to foreign coun- tries was $5,805,709 the total amount of income sourced from foreign countries was $22,463,471

84

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2004 calendar year with Form 1099-DIV which will be mailed by January 31, 2005.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and also designates $.0540 per share as a long-term capital gain distribution paid on December 30, 2003.

Mellon Balanced Fund

The fund designates 43.26% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and also designates 41.72% of the ordinary dividends paid as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

The Funds 85

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (61)		Maureen D. McFalls (59)
Chairman of the Board (2000)		Board Member (2000)
Principal Occupation During Past 5 Years:		Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice	• Director of the Office	of Government Relations at Carnegie
Chairman since 1980 and Chief Executive Officer and President	Mellon University since	January 2000
since 2001		• Manager, Government Communications, of the Software
Other Board Memberships and Affiliations:		Engineering Institute at Carnegie Mellon University from
• Board of Consultors of Villanova University School of Law,		March 1994 to December 1999
Board Member		Other Board Memberships and Affiliations:
• Temple University,Trustee		• Maglev, Inc., a company seeking a partnership between industry
No. of Portfolios for which Board Member Serves: 16		and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing
———————		Carnegie Mellon University
Ronald R. Davenport (68)		• Coro Center For Civic Leadership, Board Member
Board Member (2000)		No. of Portfolios for which Board Member Serves: 16
Principal Occupation During Past 5 Years:		———————
• Chairman of Sheridan Broadcasting Corporation since July 1972		Kevin C. Phelan (60)
Other Board Memberships and Affiliations:		Board Member (2000)
• American Urban Radio Networks, Co-Chairman
Principal Occupation During Past 5 Years:
• Aramark Corporation, Board Member
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
• Momentum Equity Group LLC, Director
including Executive Vice President and Director
No. of Portfolios for which Board Member Serves: 16		since March 1998.

———————		Other Board Memberships and Affiliations:
• Greater Boston Chamber of Commerce, Director
John L. Diederich (67)		• Fiduciary Trust, Director
Board Member (2000)		• St. Elizabeth’s Medical Center of Boston, Board Member
• Providence College,Trustee
Principal Occupation During Past 5 Years:
• Chairman of Digital Site Systems, Inc., a privately held software		• Simmons College,Trustee
company providing internet service to the construction materials		• Newton Country Day School, Chairman of the Board
industry, since July 1998		• Board of Visitors of Babson College, Board Member
• Board of Visitors of Boston University School of Public Health,
Other Board Memberships and Affiliations:		Board Member
• Continental Mills, a dry baking products company, Board		• Boston Public Library Foundation, Director
Member		• Boston Foundation, Director
No. of Portfolios for which Board Member Serves: 16		• Boston Municipal Research Bureau, Board Member
• Boys and Girls Club of Boston, Board Member
No. of Portfolios for which Board Member Serves: 16

86

Patrick J. Purcell (56)	Thomas F. Ryan, Jr. (63)
Board Member (2000)	Board Member (2000)
Principal Occupation During Past 5 Years:	Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since	• Retired since April 1999
February 1994	• President and Chief Operating Officer of the American Stock
• President and Founder, jobfind.com, an employment search site	Exchange from October 1995 to April 1999
on the world wide web, since July 1996	Other Board Memberships and Affiliations:
• President and Chief Executive Officer, Herald Media since 2001	• Boston College,Trustee
Other Board Memberships and Affiliations:	• Brigham & Women’s Hospital,Trustee
• The American Ireland Fund, an organization that raises funds for	• New York State Independent System Operator, a non-profit
philanthropic projects in Ireland,Vice Chairman	organization which administers a competitive wholesale market
• The Genesis Fund, an organization that raises funds for the	for electricity in New York State, Director
specialized care and treatment of New England area children	• RepliGen Corporation, a biopharmaceutical company, Director
born with birth defects, mental retardation and genetic	• M/C Communications, a medical education company, Director
diseases, Board Member	No. of Portfolios for which Board Member Serves: 16
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member
• St. John’s University,Trustee
• New England Medical Center,Trustee
• Stonehill College,Trustee
No. of Portfolios for which Board Member Serves: 16

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 87

OFFICERS OF THE TRUST (Unaudited)
LAWRENCE P. KEBLUSEK, President since September 2002.
As Chief Investment Officer of Mellon’s Private Wealth Management
group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon’s Private Wealth Management group.
Prior to joining Mellon, Mr. Keblusek was a Managing Director at
Citigroup since 1995. He was previously a Vice President of the
Trust. He is 55 years old and has been employed by Mellon since
August 2002.
MARK N. JACOBS, Vice President since March 2000.
Executive Vice President, Secretary and General Counsel of Dreyfus,
and an officer of 98 investment companies (comprised of 206
portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

CHRISTOPHER SHELDON, Vice President since
September 2002.
As director of Investment Strategy for Mellon’s Private Wealth
Management group since April 2003, Mr. Sheldon manages the
analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of
Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

JEFF PRUSNOFSKY, Secretary since March 2000.
Associate General Counsel of Dreyfus, and an officer of 26
investment companies (comprised of 87 portfolios) managed by
Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.
STEVEN F. NEWMAN, Assistant Secretary since March 2000.
Associate General Counsel and Assistant Secretary of Dreyfus, and an
officer of 98 investment companies (comprised of 206 portfolios)
managed by Dreyfus. He is 55 years old and has been an employee of
Dreyfus since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since
March 2000.
Associate General Counsel of Dreyfus, and an officer of 95
investment companies (comprised of 199 portfolios) managed by
Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.
Director-Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by
Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.
Senior Accounting Manager – Equity Funds of Dreyfus, and an
officer of 26 investment companies (comprised of 101 portfolios)
managed by Dreyfus. He is 44 years old and has been an employee of
Dreyfus since September 1982.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond Funds of Dreyfus,
and an officer of 30 investment companies (comprised of 59
portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.
Senior Accounting Manager – Taxable Fixed Income Funds of
Dreyfus, and an officer of 19 investment companies (comprised of 74 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1992.
ROBERT ROBOL, Assistant Treasurer since August 2003.
Senior Accounting Manager – Money Market Funds of Dreyfus, and
an officer of 39 investment companies (comprised of 85 portfolios)
managed by Dreyfus. He is 40 years old and has been an employee of
Dreyfus since October 1988.
ROBERT SVAGNA, Assistant Treasurer since
December 2002.
Senior Accounting Manager – Equity Funds of Dreyfus, and an
officer of 27 investment companies (comprised of 106 portfolios)
managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since
November 2001.
Mutual Funds Tax Director of Dreyfus, and an officer of 98
investment companies (comprised of 206 portfolios) managed by
Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance
Officer since September 2002.
Vice President and Anti-Money Laundering Compliance Officer of
the Distributor, and the Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the
Distributor since October 1998.

88

NOTES

For More Information

Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Sub-Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Domestic Equity Funds:
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

International and Emerging Markets Funds:
Mellon Trust of New England, N.A.
One Boston Place
Boston, MA 02108

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

©2004 Dreyfus Service Corporation
MFTAR0804-EQ

The Mellon Funds

Mellon Bond Fund
Mellon Intermediate Bond Fund
Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2004

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Bond Fund	3
Mellon Intermediate Bond Fund	6
Mellon Short-Term U.S.
Government Securities Fund	9
Understanding Your Fund’s Expenses	12
Comparing Your Fund’s Expenses
With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	32
Report of Independent Registered
Public Accounting Firm	38
Important Tax Information	39
Board Members Information	40
Officers of the Trust	42

For More Information

Back cover
The views expressed herein are current to the date of this report. These views and the composition of The Funds’ portfolios are subject to change at any time based on market and other conditions.
  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT
Dear Shareholder:

This annual report for The Mellon Funds covers the period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund manager.

Although strong performance during the closing months of 2003 contributed to generally attractive equity returns for the reporting period overall, stock prices have retreated modestly so far in 2004. In contrast, bond market sectors have remained relatively strong, despite higher short-term interest rates. Investors apparently have revised their expectations of U.S. economic growth downward in response to ongoing geopolitical tensions, high energy prices and some persistently disappointing labor statistics.

In these challenging times, we believe it remains critical to keep focused on a long-term wealth management strategy. The broad range of asset classes represented by The Mellon Funds provides an excellent opportunity to position your portfolio for all market environments and your portfolio manager welcomes the opportunity to work with you in meeting your overall wealth management objectives.

Thank you for your continued confidence in Mellon.

Lawrence P. Keblusek President Mellon Funds Trust September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Eric N. Gutterson, CFA, Portfolio Manager

How did Mellon Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares achieved a total return of 5.63%, and its Investor shares achieved a total return of 5.29% .1 In comparison, the Lehman Brothers U.S. Aggregate Index, the fund’s benchmark, achieved a total return of 6.13% for the same period.2 The average total return of all funds reported in the Lipper Intermediate Investment Grade Debt Funds category was 5.56% for the same period.3

Changing investor sentiment regarding the sustainability of U.S. economic growth and the timing of interest-rate increases from the Federal Reserve Board (the “Fed”) influenced the bond market during the reporting period. The fund’s returns were roughly in line with its Lipper category average. The fund’s returns trailed the benchmark, primarily because of the effects of fund fees and expenses that are not a factor in the benchmark’s return.

What is the fund’s investment approach?

The fund seeks to outperform the Lehman Brothers U.S. Aggregate Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective duration will not exceed eight years.

Effective on or about December 31, 2004, the fund’s new investment objective will be to seek total return (consisting of capital appreciation and current income). To pursue its new objective, the fund will continue to actively manage the bond market and maturity exposure.

What other factors influenced the fund’s performance?

Although Treasury yields declined somewhat over the reporting period, the bond market was characterized by heightened volatility as investors reacted to each new release of economic data. At the start of the reporting period, the bond market had already begun to recover from the sharp sell-off in the summer of 2003, which occurred after increased signs of potential inflationary pressures. Because we expected the U.S. economy to continue to gain strength, we set the fund’s average duration modestly shorter than that of its benchmark — a strategy designed to preserve capital during times of bond market weakness. We were also overweight in corporate bonds, which we believed would benefit from stronger business conditions.

Instead of interest rates rising due to a strengthening economy as we had expected, rates fell when it became apparent in early 2004 that weak U.S. labor markets were helping to keep inflationary pressures low. As a result, many investors believed that the Fed could be patient before raising short-term interest rates, and the fund was unable to participate fully in the resulting market rally due to our shorter-than-average duration.

In the spring of 2004, however, renewed inflationary pressures finally appeared when commodity prices, especially energy, surged and employment statistics showed unexpected strength. Bond prices fell sharply as investors revised their expectations of the number and timing of Fed rate increases, and U.S. government securities were particularly hard-hit. We believe the fund’s defensive positioning at the time helped protect it from the full brunt of the decline, benefiting its relative performance.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Throughout this period of heightened interest-rate volatility, corporate bonds, in our opinion, became increasingly overvalued.Accordingly, we began reducing the fund’s exposure to that sector, in particular lower-rated securities, while locking in profits. At the same time, we maintained the fund’s low exposure to U.S. Treasury securities, due to their sensitivity to rising interest rates. This helped the fund avoid the full brunt of weakness in Treasuries in the weeks leading up to the Fed’s first rate hike in late June, which marked the first increase in short-term interest rates in more than four years. The Fed raised rates again in August, driving the overnight federal funds rate to 1.50% by the end of the reporting period.

We also reinvested mortgage-backed securities prepayments back into this sector and maintained our sector weighting roughly in line with the benchmark’s exposure. This position benefited the fund’s absolute performance when mortgage-backed securities were positively affected by lower prepayment rates, as fewer homeowners refinanced their mortgages. Finally, we moved to a slight overweight position in U.S. government agency debentures by investing primarily in short maturity callable issues, which we regarded as attractively valued versus comparable maturity Treasuries.

What is the fund’s current strategy?

We continue to position the fund for what we believe is a gradually strengthening domestic economy accompanied by the Fed’s current policy of “measured” short-term interest-rate increases. Accordingly, at the end of the reporting period, the fund’s average duration remains shorter than that of its benchmark. In addition, we continue to “barbell” the fund’s maturity structure so that the fund’s overall average duration is a combination of concentrations in shorter- and longer-term maturities.

Finally, we will continue to look for opportunities to upgrade the quality of the fund’s corporate bond holdings as the economic recovery matures.We will also seek to add to our holdings in mortgage-related securities on price weakness versus similar duration Treasuries. As always, we are prepared to change the fund’s composition and duration management strategy as market conditions evolve.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

3 Source: Lipper Inc.

4

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		5.63%	6.81%	6.76%
Investor shares	7/11/01	5.29%	—	—	5.45%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Bond Fund on 8/31/94 to a $10,000 investment made in the Lehman Brothers U.S.Aggregate Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of two other CTFs) were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did Mellon Intermediate Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares achieved a total return of 4.45%, and its Investor shares achieved a total return of 3.88% .1 In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”), the fund’s benchmark, achieved a 5.07% total return for the same period.2 The average total return of all funds reported in the Lipper Intermediate Investment Grade Debt Funds category was 5.56% for the same period.3

Intermediate-term fixed-income securities were influenced during the reporting period by changing investor sentiment regarding the sustainability of U.S. economic growth and the timing of higher interest rates from the Federal Reserve Board (the “Fed”).The fund’s returns trailed its benchmark and Lipper category average, primarily because we maintained an average duration that was shorter than that of the Index, which helped to preserve value in declining markets but prevented the fund from participating fully in market rallies.

What is the fund’s investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Effective on or about December 31, 2004, the fund’s new investment objective will be to seek total return (consisting of capital appreciation and current income). To pursue its new investment objective, the fund will continue to actively manage the bond market and maturity exposure.

What other factors influenced the fund’s performance?

Investors generally were optimistic about the prospects for stronger U.S. economic growth during the first half of the reporting period. In fact, better economic data during the summer of 2003 had led to a sharp reversal in bond prices in the months before the start of the reporting period.As a result, the reporting period began as bond prices gradually recovered from their previous decline.

Since we expected the U.S. economy to gain strength during the reporting period, we set the fund’s average duration in a range we considered modestly shorter than industry averages, a position designed to preserve capital during times of market weakness.We also placed slightly greater emphasis on corporate bonds, which we believed would benefit from stronger business conditions. Instead of suffering periodic declines in a strengthening economy as we had expected, the more interest-rate-sensitive sectors of the bond market continued to rally when it became apparent that inflationary pressure remained low and investors concluded that the Fed could be patient before raising short-term interest rates.As a result, the fund was unable to participate fully in the ensuing market rally.

6

In the spring of 2004, however, renewed inflationary pressures finally appeared when energy prices surged and employment statistics showed unexpected strength. Bond prices fell sharply as investors revised forward their expectations of the timing of potential interest-rate increases, and intermediate-term U.S. government securities were particularly hard-hit.The fund’s relatively short average duration and emphasis on corporate bonds helped protect it from the full brunt of the decline.

As market conditions evolved, it seemed to us that corporate bonds were becoming more richly valued, and we began to reduce the fund’s exposure to lower-rated corporate securities while maintaining the fund’s relatively light holdings of U.S. Treasury securities. Instead, we added to the fund’s holdings of U.S. government agency debentures, which we regarded as attractively valued, and we attempted to capture competitive yields through small positions in short-term mortgage-backed securities and asset-backed securities. Although this positioning worked well in advance of the Fed’s moves toward higher interest rates in late June and August, it again prevented the fund from participating fully in a market rally toward the end of the reporting period.

What is the fund’s current strategy?

We have continued to position the fund for moderate economic growth and rising short-term interest rates. Accordingly, as of the end of the reporting period, we have continued to maintain the fund’s average duration in a slightly shorter-than-average range, and we have continued to emphasize securities that, in our judgment, are likely to hold more of their value if bond prices fall. In our view, these are prudent strategies in today’s uncertain investment environment.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.

3 Source: Lipper Inc.

The Funds 7

FUND PERFORMANCE
8
Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		4.45%	6.32%	6.19%
Investor shares	7/11/01	3.88%	—	—	5.35%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Intermediate Bond Fund on 8/31/94 to a $10,000 investment made in the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of U.S. government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did Mellon Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund’s Class M shares achieved a total return of 1.97%, and its Investor shares achieved a total return of 1.46% .1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 2.27% for the same period.2 The average total return of all funds reported in the Lipper Short U.S. Government Funds category was 1.60% for the same period.3

Short-term U.S. government securities were affected during the reporting period by changing investor sentiment regarding the sustainability of U.S. economic growth and the timing of higher interest rates from the Federal Reserve Board (the “Fed”).The fund’s returns were in line with the Lipper category average, primarily due to the fund’s shorter-than-average duration during most of the reporting period. However the fund’s returns trailed the benchmark, primarily because the Index does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations

(“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund’s performance?

Investors generally were optimistic about the prospects for stronger U.S. economic growth during the first half of the reporting period. In fact, better economic data during the summer of 2003 had led to a sharp reversal in bond prices in the months before the start of the reporting period. As a result, the reporting period began as bond prices gradually recovered from their previous decline.

Since we expected the U.S. economy to gain strength during the reporting period, we set the fund’s average duration in a range we considered modestly shorter than industry averages, a position designed to preserve capital during times of market weakness. Instead of suffering periodic declines in a strengthening economy as we had expected, U.S. government securities generally continued to rally when it became apparent that inflationary pressures remained low in a sluggishly recovering economy. As a result, many investors believed that the Fed could be patient before raising short-term interest rates, and the fund was unable to participate fully in the resulting market rally.

In the spring of 2004, however, renewed inflationary pressures finally appeared when energy prices surged and employment statistics showed unexpected

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

strength. Bond prices fell sharply as investors revised forward their expectations of the timing of potential interest-rate increases.The fund’s relatively short average duration helped protect it from the full brunt of the decline, however, as did its relatively light exposure to short-term U.S.Treasury securities.

In fact, at times during the reporting period, we attempted to boost the fund’s income distribution rate by investing relatively small portions of the fund’s assets in higher-yielding fixed-income instruments, such as mortgage-backed securities and debentures issued by U.S. government agencies. Although these holdings and the fund’s relatively short average duration helped it withstand market weakness in advance of the Fed’s moves toward higher interest rates in late June and August, it again prevented the fund from participating fully in a market rally toward the end of the reporting period.

What is the fund’s current strategy?

We have continued to position the fund for moderate economic growth and rising short-term interest rates. Accordingly, as of the end of the reporting period, we have continued to maintain the fund’s average duration in a slightly shorter-than-average range, and we have continued to allocate a small portion of the fund’s assets to securities that, in our judgment, are likely to hold more of their value if interest rates rise. In our view, these are prudent strategies in today’s uncertain investment environment.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LEHMAN BROTHERS – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 1-3 Year U.S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years.

3 Source: Lipper Inc.

10

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		1.97%	4.72%	5.16%
Investor shares	7/11/01	1.46%	—	—	3.12%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Short-Term U.S. Government Securities Fund on 8/31/94 to a $10,000 investment made in the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.83	$ 4.09
Ending value (after expenses)	$1,009.40	$1,007.40
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.87	$ 4.27
Ending value (after expenses)	$1,004.30	$1,000.10
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.72	$ 3.92
Ending value (after expenses)	$1,001.00	$999.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004
	Class M Shares	Investor Shares

Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.85	$ 4.12
Ending value (after expenses)	$1,022.32	$1,021.06
Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.90	$ 4.32
Ending value (after expenses)	$1,022.27	$1,020.86
Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.75	$ 3.96
Ending value (after expenses)	$1,022.42	$1,021.22

† Expenses are equal to the Mellon Bond Fund annualized expense ratio of .56% for Class M and .81% for Investor, Mellon Intermediate Bond Fund .57% for Class M and ..85% for Investor and Mellon Short-Term U.S. Government Securities Fund .54% for Class M and .78% for Investor, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Bond Fund

	Principal				Principal
Bonds and Notes—96.3%	Amount ($)		Value ($)		Amount ($)		Value ($)

Asset-Backed Ctfs.—				Bank & Finance (continued)
Automotive Receivables—1.0%				KfW:
Harley-Davidson Motorcycle Trust,				Gtd. Global Notes,
Ser. 2003-4, Cl. A2,				(Gtd. by Federal Rep.
2.69%, 2011	8,470,000		8,453,534	of Germany), 2.7%, 2007	6,030,000	[a]	5,991,257
Asset-Backed Ctfs.—				Gtd. Global Notes,
Credit Cards—1.3%				(Gtd. by Federal Rep.
Bank One Issuance Trust,				of Germany), 3.25%, 2007	5,825,000	[a]	5,869,171
Ser. 2003-03, Cl. C3,				Lehman Brothers,
4.77%, 2016	11,000,000		10,742,475	Notes, 7%, 2008	2,000,000		2,218,314
Auto Manufacturing—1.5%				Merrill Lynch & Co.,
Ford Motor,				Notes, 4.125%, 2009	2,425,000		2,455,004
Notes, 7.45%, 2031	5,745,000	[a]	5,649,352	Morgan Stanley,
General Motors,				Sub. Notes, 4.75%, 2014	4,000,000	[a]	3,876,652
Sr. Debs, 8.375%, 2033	6,300,000		6,716,222	Wells Fargo & Co.,
			12,365,574	Notes, 3.12%, 2008	2,425,000		2,370,326
				Sr. Notes, 5.125%, 2007	2,400,000		2,513,810
Bank & Finance—9.9%
							81,648,327
AXA Financial,
Sr. Notes, 7.75%, 2010	5,650,000		6,618,269	Collateralized Mortgage
				Obligations—1.8%
American Express,
Notes, 4.75%, 2009	3,000,000	[a]	3,121,326	ABN Amro Mortgage,
				Ser. 2002-1A, Cl. M,
Bank of America,				5.637%, 2032	1,736,354	[b]	1,790,409
Sr. Notes, 5.875%, 2009	6,585,000		7,158,646
				Federal Home Loan Mortgage Corp.,
Bear Stearns & Cos.,				Multiclass Mortgage
Notes, 4.5%, 2010	2,000,000		2,023,588	Participation Ctfs., REMIC,
CIT:				Ser. 1660, Cl. H,
Sr. Notes, 4%, 2008	1,800,000		1,821,681	6.50%, 1/15/2009	4,001,225		4,183,801
Sr. Notes, 5.75%, 2007	3,000,000	[a]	3,202,899	Federal National Mortgage
Citigroup:				Association, REMIC Trust,
Sr. Notes, 6.2%, 2009	1,825,000		2,004,522	Pass-Through Ctfs.:
Sub. Notes, 6.625%, 2032	1,900,000		2,074,418	Ser. 1992-18, Cl. HC,
Countrywide Home Loans,				7.5%, 3/25/2007	650,670		675,870
Notes, 3.25%, 2008	2,765,000	[a]	2,723,196	Ser. 333, Cl. 2,
Ford Motor Credit,				5.5%, 3/1/2033
Notes, 5.625%, 2008	8,275,000	[a]	8,544,070	(Interest Only Obligation)	9,908,147	[c]	2,282,381
General Electric Capital,				Washington Mutual
Notes, Ser. A, 6.75%, 2032	900,000		1,025,680	Mortgage Securities:
Goldman Sachs,				Ser. 2002-AR4,
Notes, 4.75%, 2013	6,500,000		6,390,208	Cl. A1, 5.497%, 2032	631,319	[b]	643,125
				Ser. 2002-AR4,
International Lease Finance,				Cl. A7, 5.497%, 2032	1,667,856	[b]	1,674,424
Notes, 4.55%, 2009	9,425,000		9,645,290

The Funds 13

STATEMENT OF INVESTMENTS (continued)
Mellon Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Collateralized Mortgage			Industrial (continued)
Obligations (continued)			Pemex Project Funding Master Trust,
Washington Mutual Mortgage			Notes, 7.375%, 2014	6,925,000	7,610,575
Securities (continued):			Weyerhaeuser,
Ser. 2002-AR5,			Debs., 6.875%, 2033	2,000,000	2,168,176
Cl. 1A3, 4.695%, 2032	701,146 [b]	704,259			30,229,706
Ser. 2003-S4,
Cl. 4A1, 4%, 2032	3,121,107	3,018,696	Media & Telecommunications—5.7%
		14,972,965	Comcast Cable Communications:
Commercial Mortgage			Bonds, 7.05%, 2033	2,395,000	2,621,648
Pass-Through Ctfs.—1.5%			Notes, 6.2%, 2008	1,000,000	1,084,130
Asset Securitization, Ser.1995-MD IV,			Sr. Notes, 6.875%, 2009	4,775,000	5,320,295
Cl. A-1, 7.10%, 2029	2,446,068	2,570,322	News America,
GS Mortgage Securities II,			Notes, 7.75%, 2045	3,500,000	4,156,366
Ser. 1998-GLII,			Sprint Capital,
Cl. A-2, 6.562%, 2031	8,750,000	9,522,100	Sr. Notes, 6.125%, 2008	4,800,000	5,199,682
		12,092,422	Time Warner,
Foreign Government—2.7%			Deb., 6.95%, 2028	1,650,000	1,744,792
Province of Ontario:			Univision Communications,
Notes, 5.125%, 2012	3,500,000 [a]	3,690,694	Sr. Notes, 3.5%, 2007	9,400,000	9,359,674
Sr. Bonds, 5.5%, 2008	6,500,000 [a]	7,004,699	Verizon New York,
Province of Quebec,			Debs., Ser. B, 7.375%, 2032	4,500,000 [a]	4,989,802
Notes, 5%, 2009	5,400,000	5,687,474	Verizon Virginia,
Republic of Italy,			Debs., Ser. A, 4.625%, 2013	1,625,000	1,579,653
Notes, 3.25%, 2009	5,930,000 [a]	5,822,661	Viacom,
		22,205,528	Sr. Notes, 6.625%, 2011	4,600,000	5,115,881
Industrial—3.7%			Vodafone,
Canadian National Railway,			Notes, 7.75%, 2010	4,755,000	5,595,342
Notes, 4.25%, 2009	2,600,000	2,640,006			46,767,265
Conoco Funding,			Real Estate Investment Trust—.8%
Notes, 7.25%, 2031	1,150,000	1,380,887	Liberty Property,
EI Du Pont de Nemours & Co,			Sr. Notes, 7.25%, 2011	2,025,000	2,309,399
Notes, 4.875%, 2014	2,250,000	2,288,018	Mack-Cali Realty:
Emerson Electric,			Notes, 5.125%, 2014	2,850,000 [a]	2,834,715
Notes, 5%, 2014	4,290,000	4,370,901	Notes, 7.75%, 2011	1,750,000	2,032,429
Federated Department Stores,					7,176,543
Notes, 6.3%, 2009	4,000,000	4,368,108	U.S. Government—16.7%
IBM:			U.S. Treasury Bonds,
Deb., 7%, 2025	2,000,000 [a]	2,329,292	5.375%, 2/15/2031	42,615,000	45,384,975
Notes, 4.375%, 2009	3,000,000	3,073,743
14

Mellon Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government (continued)			U.S. Government Agencies/
U.S. Treasury Notes:			Mortgage—Backed (continued)
3.875%, 5/15/2009	25,000 [a]	25,672	Federal Home Loan
4%, 6/15/2009	3,500,000 [a]	3,611,125	Mortgage Corp. (continued):
4%, 11/15/2012	1,480,000 [a]	1,486,823	5.5%, 9/01/2006—10/1/2033	27,043,973	27,651,293
4.375%, 5/15/2007	32,775,000 [a]	34,247,253	6%, 7/1/2017—11/1/2032	13,620,814	14,213,256
4.75%, 5/15/2014	4,425,000 [a]	4,645,365	6.5%, 8/1/2031—7/01/2032	4,197,732	4,428,997
6%, 8/15/2009	9,570,000 [a]	10,735,913	7%, 4/1/2032	1,454,878	1,554,436
6.5%, 10/15/2006	30,310,000 [a]	32,835,429	8.5%, 6/1/2018	4,414,879	4,878,442
U.S. Treasury Strip Coupons,			Federal National Mortgage Association:
0%, 11/15/2027	15,000,000	4,405,560	4.5%, 6/1/2019	12,184,856	12,197,399
		137,378,115	5%	24,370,000 [d]	24,826,938
U.S. Government Agencies—11.4%			5%, 4/1/2034	17,699,156	17,588,536
Federal Farm Credit Bank:			5.5%, 6/1/2018—7/01/2034	60,848,726	62,198,939
Bonds, 2.125%, 7/17/2006	6,375,000	6,322,636	6%	18,275,000 [d]	18,931,621
Bonds, 2.375%, 10/2/2006	8,935,000	8,879,746	6%, 10/1/2032	13,641,512	14,157,297
Bonds, 2.625%, 9/17/2007	7,575,000	7,485,941	6.5%, 3/1/2017—9/1/2032	18,522,039	19,550,649
Bonds, 3.25%, 6/15/2007	6,980,000	7,030,877	7%, 6/1/2009—6/1/2032	7,989,533	8,529,659
Federal Home Loan Banks:			7.5%, 7/1/2032	2,410,514	2,587,517
Bonds, 3.625%, 5/15/2008	365,000	368,854	8%, 7/1/2007—2/1/2013	2,221,392	2,344,525
Bonds, Ser. 430,			Government National
2.875%, 9/15/2006	8,575,000	8,621,194	Mortgage Association I:
Bonds, Ser. S107,			6%, 10/15/2008—10/15/2033	9,979,621	10,403,858
3.75%, 8/15/2007	1,920,000	1,957,922	6.5%, 2/15/2024—5/15/2028	6,092,327	6,460,933
Federal Home Loan Mortgage Corp.:			7%, 5/15/2023—12/15/2023	2,386,467	2,563,948
Notes, 2.4%, 3/29/2007	6,325,000	6,257,835	7.5%, 3/15/2027	1,413,068	1,529,194
Notes, 2.85%, 2/23/2007	6,375,000	6,374,764	8%, 5/15/2007—9/15/2008	3,437,598	3,588,787
Notes, 3%, 10/27/2006	1,185,000	1,186,864	9%, 12/15/2009	2,613,137	2,810,743
Notes, 3.05%, 1/19/2007	7,060,000	7,081,688	Government National Mortgage
Notes, 3.375%, 8/23/2007	5,755,000	5,798,928	Association II, 6.5%, 4/20/2031	1,173,908	1,238,473
Notes, 3.75%, 8/3/2007	5,225,000	5,274,152			302,478,598
Notes, 4.375%, 2/4/2010	6,305,000	6,332,011	Utilities—1.5%
Notes, 4.75%, 12/8/2010	6,970,000	7,053,473	FPL Group Capital,
Federal National Mortgage Association:			Debs., 6.125%, 2007	6,800,000	7,318,962
Notes, 4%, 12/15/2008	7,590,000	7,610,986	Southern California Edison,
		93,637,871	First Mortgage, 4.65%, 2015	4,200,000	4,113,631
U.S. Government Agencies/
Mortgage—Backed—36.8%			Virginia Electric and Power,
Federal Home Loan Mortgage Corp.:			Notes, 4.5%, 2010	800,000	801,384
4.057%, 7/1/2031	1,348,322 [b]	1,393,639			12,233,977
4.5%, 6/1/2018	14,565,464	14,601,877	Total Bonds and Notes
5%, 10/1/2018—6/1/2034	22,072,547	22,247,642	(cost $777,935,118)		792,382,900

The Funds 15

STATEMENT OF INVESTMENTS (continued)
Mellon Bond Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—8.5%	Amount ($)	Value ($)	for Securities Loaned—14.7%	Shares	Value ($)

Commercial Paper—5.3%			Registered
American General			Investment Company;
1.505%, 9/20/2004	24,595,000 [e]	24,595,000	Dreyfus Institutional Cash
General Electric Capital			Advantage Plus Fund
1.52%, 9/15/2004	18,865,000 [e]	18,865,000	(cost $120,672,701)	120,672,701 [f]	120,672,701

		43,460,000
Repurchase Agreements—3.2%
			Total Investments
JPMorgan Chase & Co.,			(cost $968,392,819)	119.5%	982,840,601
1.5%, dated 8/31/2004,due 9/1/2004
in the amount of 26,326,097(fully			Liabilities, Less Cash
collateralized by $25,850,000 U.S.
Treasury Bonds, 5.25%, 2/15/2029			and Receivables	(19.5%)	(160,108,732)
value $26,912,470)			Net Assets	100.0%	822,731,869
(cost $26,325,000)	26,325,000	26,325,000
Total Short Term Investments
(cost $69,785,000)		69,785,000

[a] All or a portion of these securities are on loan.At August 31, 2004 the total market value of the fund's securities on loan is $118,184,372 and the total market value of the collateral held by the fund is $121,859,873, consisting of cash collateral of $120,672,701 and U.S. Government debt valued at $1,187,172.
[b] Variable rate security-interest rate subject to periodic change.
[c] Notional face amount shown.
[d] Purchased on a foward commitment basis.
[e] Securities acquired under mortgage dollar roll agreement (see Note 4).
[f] Investment in affiliated money market fund.

Portfolio Summary (Unaudited) †

		Value (%)			Value (%)

U.S. Government/Agencies Securities		64.9	Mortgage/Asset Backed Securities		5.6
Short-Term/Money Market Instruments		23.2	Foreign Government Securities		2.7
Corporate Bonds/Notes		23.1			119.5

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Intermediate Bond Fund

	Principal			Principal
Bonds and Notes—99.0%	Amount ($)	Value ($)		Amount ($)		Value ($)

Asset-Backed Ctfs.—			Bank & Finance (continued)
Automobile Receivables—.9%			International Lease Finance,
Harley-Davidson Motorcycle Trust,			Notes, 4.55%, 2009	2,040,000		2,087,681
Ser. 2003-4, Cl. A2, 2.69%, 2011	4,500,000	4,491,252	KfW,
Asset—Backed Ctfs.—			Gtd. Global Notes,
Credit Cards—.8%			(Gtd. by Federal Rep.
Bank One Issuance Trust,			of Germany), 2.7%, 2007	7,365,000		7,317,680
Ser. 2003-03, Cl. C3,			Lehman Brothers,
4.77%, 2016	4,275,000	4,174,916	Notes, 7%, 2008	1,680,000		1,863,384
Asset-Backed Ctfs.—Other—.4%			Merrill Lynch & Co.,
John Deere Owner Trust,			Notes, 4.125%, 2009	8,170,000		8,271,087
Ser. 2004-A, Cl. A4, 3.02%, 2011	2,245,000	2,259,677	Morgan Stanley:
Bank & Finance—21.8%			Bonds, 5.8%, 2007	5,000,000		5,335,280
AXA Financial,			Sub. Notes, 4.75%, 2014	2,275,000	[a]	2,204,846
Sr. Notes, 7.75%, 2010	3,625,000	4,246,234	US Bank,
American Express,			Notes, 2.87%, 2007	4,000,000		3,981,144
Notes, 4.75%, 2009	2,000,000	2,080,884	Wachovia:
Bank of America,			Sr. Notes, 3.625%, 2009	3,500,000		3,482,864
Sr. Notes, 5.875%, 2009	3,500,000	3,804,899	Sub. Notes, 6.375%, 2009	1,000,000		1,097,035
Bank of New York,			Wells Fargo & Co.,
Sr. Notes, 3.625%, 2009	4,575,000	4,544,727	Notes, 3.12%, 2008	5,000,000		4,887,270
Bear Stearns & Cos.,						114,292,674
Notes, 4.5%, 2010	2,100,000	2,124,767	Collateralized Mortgage
CIT:			Obligations—1.3%
Sr. Notes, 4%, 2008	900,000	910,841	ABN Amro Mortgage
Sr. Notes, 5.75%, 2007	1,380,000	1,473,334	Ser. 2002-1A, Cl. M, 5.637%, 2032	723,481	[b]	746,004
Citigroup,			Federal Home Loan Mortgage Corp.,
Sr. Notes, 6.2%, 2009	6,415,000	7,046,031	Mulitclass Mortgage Participation
Countrywide Home Loans,			Ctfs., REMIC, Ser. 2134,
Notes, 3.25%, 2008	4,630,000 [a]	4,559,999	Cl. PM, 5.5%, 3/15/2014	3,649,862		3,807,938
Fifth Third Bancorp,			Washington Mutual
Notes, 3.375%, 2008	2,800,000	2,783,166	Mortgage Securities:
			Ser. 2002-AR4,
Ford Motor Credit:			Cl. A1, 5.497%, 2032	276,511	[b]	281,682
Bonds, 7.375%, 2011	8,750,000	9,499,779	Ser. 2002-AR4,
Notes, 5.625%, 2008	1,425,000 [a]	1,471,335	Cl. A7, 5.497%, 2032	750,535	[b]	753,491
Notes, 6.75%, 2008	8,000,000	8,500,904
						5,589,115
GMAC,
Notes, 6.125%, 2007	4,000,000	4,234,828	Commercial Mortgage
			Pass-Through Ctfs.—.9%
General Electric Capital,
Notes, Ser. A, 3.125%, 2009	5,885,000 [a]	5,747,238	GS Mortgage Securities II,
			Ser. 1998-GLII, Cl. A-2,
Goldman Sachs:			6.562%, 2031	4,250,000		4,625,020
Notes, 4.125%, 2008	3,000,000 [a]	3,063,873
Notes, 4.75%, 2013	2,375,000	2,334,884	Food & Beverages—1.1%
Household Finance,			Anheuser-Busch,
Notes, 4.75%, 2013	5,400,000	5,336,680	Sr. Notes, 6%, 2011	3,150,000		3,466,972

The Funds 17

STATEMENT OF INVESTMENTS (continued)
Mellon Intermediate Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Food & Beverages (continued)			Real Estate Investment Trust—1.2%
Sara Lee,			ERP Operating,
Notes, 3.875%, 2013	2,575,000	2,429,832	Notes, 4.75%, 2009	1,200,000	1,234,245
		5,896,804	Liberty Property,
Foreign Government—5.5%			Sr. Notes, 7.25%, 2011	1,480,000	1,687,857
Province of Ontario:			Mack-Cali Realty:
Bonds, 2.65%, 2006	6,500,000 [a]	6,455,527	Notes, 5.125%, 2014	1,750,000	1,740,615
Notes, 5.125%, 2012	2,200,000 [a]	2,319,865	Notes, 7.75%, 2011	1,500,000	1,742,082
Sr. Bonds, 5.5%, 2008	7,200,000	7,759,051			6,404,799
Province of Quebec,			Technology—1.0%
Notes, 5%, 2009	5,000,000	5,266,180	IBM,
Republic of Italy,			Notes, 4.375%, 2009	5,000,000	5,122,905
Notes, 3.25%, 2009	7,275,000 [a]	7,143,315	U.S. Government—25.0%
		28,943,938	U.S. Treasury Notes:
Industrial—2.8%			3%, 2/15/2009	2,225,000 [a]	2,207,444
Conoco Funding,			3.875%, 5/15/2009	960,000 [a]	985,801
Notes, 6.35%, 2011	1,825,000	2,039,160	4%, 6/15/2009	1,750,000	1,805,563
EI Du Pont de Nemours,			4%, 11/15/2012	11,000,000 [a]	11,050,710
Notes, 4.875%, 2014	3,175,000	3,228,648	4.25%, 11/15/2013	5,000,000 [a]	5,063,450
			4.25%, 8/15/2014	2,500,000 [a]	2,525,775
Federated Department Stores,			4.375%, 5/15/2007	21,200,000 [a]	22,152,304
Notes, 6.3%, 2009	1,750,000	1,911,047	4.75%, 5/15/2014	6,350,000 [a]	6,666,230
Pemex Project Funding Master Trust:			5.75%, 11/15/2005	31,000,000 [a]	32,367,100
Notes, 7.375%, 2014	4,150,000 [a]	4,560,850	6.5%, 10/15/2006	42,815,000 [a]	46,382,346
Notes, 7.875%, 2009	1,690,000 [a]	1,905,475			131,206,723
Waste Management,			U.S. Government Agencies—24.7%
Sr. Notes, 5%, 2014	1,200,000	1,195,927
			Federal Farm Credit Banks:
		14,841,107	Bonds, 2.125%, 7/17/2006	7,700,000	7,636,753
Media & Telecommunications—8.5%			Bonds, 2.25%, 9/1/2006	4,115,000	4,083,492
AOL Time Warner,			Bonds, 2.375%, 10/2/2006	4,770,000	4,740,502
Notes, 6.875%, 2012	6,575,000 [a]	7,328,501	Bonds, 2.625%, 9/17/2007	7,500,000	7,411,823
Comcast Cable Communications:			Bonds, 3.25%, 6/15/2007	4,530,000	4,563,019
Sr. Notes, 6.5%, 2015	6,425,000	6,931,740	Federal Home Loan Banks:
Sr. Notes, 6.875%, 2009	1,950,000	2,172,686	Bonds, 2.1%, 10/13/2006	7,875,000	7,779,256
News America,			Bonds, Ser. 1Y06,
Sr. Debs., 8%, 2016	3,000,000	3,686,565	2.375%, 2/15/2006	6,480,000	6,483,136
Sprint Capital:			Bonds, Ser. 392,
Notes, 8.375%, 2012	3,000,000	3,620,427	2.5%, 3/15/2006	4,500,000	4,507,740
Sr. Notes, 6.125%, 2008	2,250,000	2,437,351	Bonds, Ser. 430,
			2.875%, 9/15/2006	7,000,000	7,037,709
Univision Communications,			Bonds, 3.625%, 5/15/2008	2,500,000	2,526,400
Sr. Notes, 3.5%, 2007	4,965,000	4,943,700	Bonds, Ser. S107,
Verizon Virginia,			3.75%, 8/15/2007	6,990,000	7,128,059
Debs., Ser. A, 4.625%, 2013	6,500,000	6,318,611	Federal Home Loan Mortgage Corp.:
Viacom,			Notes, 2.4%, 3/29/2007	5,000,000	4,946,905
Sr. Notes, 6.625%, 2011	2,000,000	2,224,296	Notes, 2.75%, 10/6/2006	5,685,000	5,689,440
Vodafone,			Notes, 2.85%, 2/23/2007	7,700,000	7,699,715
Notes, 7.75%, 2010	4,000,000	4,706,912	Notes, 3%, 10/27/2006	730,000	731,148
		44,370,789	Notes, 3.05%, 1/19/2007	6,490,000	6,509,937

18

Mellon Intermediate Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies (continued)			Utilities (continued)
Federal Home Loan			Southern California Edison,
Mortgage Corp. (continued):			First Mortgage, 4.65%, 2015	2,600,000	2,546,534
Notes, 3.375%, 8/23/2007	7,170,000	7,224,729	Virginia Electric and Power,
Notes, 3.75%, 8/3/2007	6,660,000	6,722,651	Notes, 4.5%, 2010	1,225,000	1,227,119
Notes, 4.375%, 2/4/2010	7,600,000	7,632,558			9,605,805
Notes, 4.75%, 12/8/2010	4,485,000	4,538,712	Total Bonds and Notes
Federal National			(cost $514,279,857)		519,801,465

Mortgage Association:
Notes, 2.03%, 2/9/2006	5,635,000	5,611,063		Principal
			Short-Term Investments—.5%
Notes, 2.625%, 1/19/2007	3,685,000	3,666,575		Amount ($)	Value ($)

Notes, 4%, 12/15/2008	5,000,000	5,013,825	Repurchase Agreements;
		129,885,147	Bear Stearns & Co.
U.S. Government Agencies/			1.52%, dated 8/31/2004 due
Mortgage-Backed—1.5%			9/1/2004 in the amount of
Federal Home Loan Mortgage Corp.:			$2,718,115 (fully collateralized
3.5%, 5/1/2008	1,531,645	1,518,718	by $2,795,000 U.S. Treasury Bonds,
4.5%, 11/1/2007	2,025,837	2,054,948	3%, 2/15/2009, value $2,771,895)
4.922%, 11/1/2032	1,644,136 [b]	1,683,207	(cost $ 2,718,000)	2,718,000	2,718,000

6.%, 12/1/2004	32,019	32,299
Federal National Mortgage Association:			Investment of Cash Collateral
5.5%, 6/1/2006	594,323	605,277	for Securities Loaned—30.9%	Shares	Value ($)

7%, 6/1/2009	574,785	610,525	Registered Investment Company;
Government National			Dreyfus Institutional Cash
Mortgage Association I:			Advantage Plus Fund
			(cost $162,232,487)	162,232,487
6.5%, 9/15/2013	994,415	1,060,912		[c]	162,232,487

8%, 2/15/2008	499,765	524,908
		8,090,794	Total Investments
Utilities—1.8%			(cost $679,230,344)	130.4%	684,751,952
Boston Edison,			Liabilities, Less Cash
Debs., 4.875%, 2014	2,300,000	2,334,118	and Receivables	(30.4%)	(159,707,269)
FPL Group Capital,			Net Assets	100.0%	525,044,683
Debs., 6.125%, 2007	3,250,000	3,498,034

[a] All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $157,978,331 and the total market value of the collateral held by the fund is $162,657,367, consisting of cash collateral of $162,232,487 and Letters of Credit valued at $424,880.
[b] Variable rate security-interest rate subject to periodic change.
[c] Investment in affiliated money market fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government/Agencies Securities	51.2	Foreign Government Securities	5.5
Corporate Bonds/Notes	38.2	Mortgages/Asset Backed Securities	4.1
Short-Term/Money Market Investments	31.4		130.4

† Based on net assets.
See notes to financial statements.

The Funds 19

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Short-Term U.S. Government Securities Fund

	Principal			Principal
Bonds and Notes—98.0%	Amount ($)	Value ($)		Amount ($)	Value ($)

Asset-Backed Ctfs.—.0%			U.S. Government Agencies (continued)
Student Loan Mortgage Association,			Federal Home Loan Mortgage Corp. (continued):
Ser. 2003-4, Cl. A1, 1.54%, 3/16/2009 36,917 [a]		36,938	Notes, 2.85%, 2/23/2007	2,470,000	2,469,909
Collateralized Mortgage Obligations—1.0%			Notes, 3%, 4/25/2007	2,000,000	2,003,616
Federal Home Loan Mortgage Corp.,			Notes, 3.05%, 1/19/2007	1,295,000	1,298,978
Multiclass Mortgage Participation			Notes, 3.375%, 8/23/2007	2,480,000	2,498,930
Ctfs. REMIC, Ser. 2495,			Notes, 3.5%, 5/19/2008	2,000,000	2,004,586
Cl. UC, 5%, 7/15/2032	403,428	410,866	Notes, 3.65%, 1/23/2008	2,440,000	2,469,907
			Notes, 3.75%, 8/03/2007	2,295,000	2,316,589
Vendee Mortgage Trust,			Notes, 4.375%, 2/4/2010	2,720,000	2,731,652
Ser. 2003-2, Cl. A, 5%, 2013	1,232,565	1,238,059	Notes, 5.25%, 1/15/2006	1,000,000 [b]	1,040,049
		1,648,925	Federal National Mortgage Association:
U.S. Government—40.6%			Notes, 2.03%, 2/9/2006	1,500,000	1,493,628
U.S. Treasury Notes:			Notes, 2.16%, 12/8/2005	1,000,000	999,077
4.375%, 5/15/2007	6,000,000 [b]	6,269,520	Notes, 2.17%, 11/14/2005	2,700,000	2,699,654
5.625%, 2/15/2006	14,000,000 [b]	14,703,220	Notes, 2.35%, 4/29/2006	1,500,000	1,497,669
5.75%, 11/15/2005	15,000,000 [b]	15,661,500	Notes, 2.5%, 3/9/2006	500,000	501,070
5.875%, 11/15/2004	8,500,000 [b]	8,577,010	Notes, 2.5%, 5/12/2006	1,009,000	1,009,813
6.5%, 10/15/2006	10,000,000 [b]	10,833,200	Notes, 2.625%, 1/19/2007	745,000	741,275
6.75%, 5/15/2005	15,000,000 [b]	15,512,700	Notes, 3%, 12/15/2006	1,000,000	997,097
		71,557,150	Notes, 3.01%, 6/2/2006	2,000,000	2,009,332
U.S. Government Agencies—43.3%			Notes, 3.05%, 4/20/2007	1,000,000	1,001,362
Federal Farm Credit Banks:			Notes, 3.125%, 7/15/2006	540,000	545,683
Bonds, 1.875%, 1/16/2007	2,000,000	1,957,612	Notes, 3.5%, 12/28/2006	2,000,000	2,016,932
Bonds, 2.125%, 8/15/2005	3,340,000	3,342,375	Notes, 5.15%, 5/3/2007	1,500,000	1,530,939
Bonds, 2.125%, 7/17/2006	2,470,000	2,449,711			76,398,445
Bonds, 2.25%, 9/1/2006	1,000,000	992,343	U.S. Government Agencies
Bonds, 2.375%, 10/2/2006	1,425,000	1,416,188	Mortgage Backed—13.1%
Bonds, 2.625%, 9/17/2007	2,980,000	2,944,964	Federal Home Loan Mortgage Corp.:
Bonds, 3.25%, 6/15/2007	1,570,000	1,581,444	3.5%, 5/1/2008-9/1/2008	6,266,606	6,213,716
Federal Home Loan Banks:			4%, 2/1/2008-3/1/2010	5,784,340	5,827,847
Bonds, 2.1%, 10/13/2006	2,735,000	2,701,748	4.057%, 7/1/2031	138,289 [a]	142,937
Bonds, 3.16%, 8/24/2006	1,500,000	1,501,122	4.5%, 11/1/2007-5/1/2008	3,518,265	3,577,172
Bonds, 3.625%, 5/15/2008	2,405,000	2,430,397	4.92%, 11/1/2032	411,034 [a]	420,802
Bonds, Ser. 1Y06,			5%, 3/1/2008-4/1/2009	590,046	605,730
2.375%, 2/15/2006	2,815,000	2,816,362	6.%, 12/1/2004	10,358	10,448
Bonds, Ser. 375,			Federal National Mortgage Association:
2.5%, 12/15/2005	1,000,000	1,003,284	4.463%, 4/1/2032	260,468 [a]	264,180
Bonds, Ser. 392,			4.5%, 1/1/2010	516,896	522,711
2.5%, 3/15/2006	2,000,000	2,003,440	4.65%, 6/1/2032	771,873 [a]	797,924
Bonds, Ser. EY06,			4.734%, 5/1/2032	461,600 [a]	473,666
5.25%, 8/15/2006	1,225,000	1,286,017	5.065%, 3/1/2032	212,295 [a]	219,791
Bonds, Ser. S706,			5.082%, 5/1/2032	167,625 [a]	170,692
5.375%, 5/15/2006	1,605,000	1,683,476	5.5%, 6/1/2009	175,232	180,489
Federal Home Loan Mortgage Corp.:			5.523%, 6/1/2032	323,907 [a]	335,472
Notes, 2.14%, 2/24/2006	1,000,000	996,966	5.738%, 3/1/2032	104,824 [a]	106,640
Notes, 2.2%, 12/30/2005	1,220,000	1,218,880	5.868%, 6/1/2032	746,063 [a]	769,817
Notes, 2.25%, 2/17/2006	1,765,000	1,763,329	Government National Mortgage Association I,
Notes, 2.375%, 5/19/2006	1,650,000	1,648,124	6%, 12/15/2008-4/15/2009	2,370,720	2,499,442
Notes, 2.4%, 3/29/2007	2,685,000	2,656,488			23,139,476
Notes, 2.5%, 12/4/2006	1,000,000	995,546	Total Bonds and Notes
Notes, 2.75%, 10/6/2006	1,130,000	1,130,882	(cost $173,289,639)		172,780,934

20

Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal		Investment of Cash Collateral
Short-Term Investments—.8%	Amount ($)	Value ($)	for Securities Loaned—39.0%	Shares	Value ($)

Repurchase Agreements;			Registered Investment Company;
Bear Stearns & Co.,			Dreyfus Institutional Cash
1.52%, dated 8/31/2004,			Advantage Plus Fund
due 9/1/2004 in the			(cost $68,731,478)	68,731,478 [c]	68,731,478

amount of $1,427,060
(fully collateralized by $1,410,000			Total Investments
U.S. Treasury Bonds, 5.25%,			(cost $243,448,117)	137.8%	242,939,412
2/15/2029			Liabilities, Less Cash and Receivables	(37.8%)	(66,626,650)
value $1,452,725)
(cost $1,427,000)	1,427,000	1,427,000	Net Assets	100.0%	176,312,762

[a] Variable rate security—interest rate subject to periodic change.
[b] All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $72,200,456 and the total market value of the collateral held by the fund is $74,758,376, consisting of cash collateral of $68,731,478, U.S Government debt valued at $5,742,138 and Letters of Credit valued at $284,760.
[c] Investment in affiliated money market fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

U.S. Government/Agencies Securities	97.3	Mortgage/Asset Backed Securities	.7
Short-Term/Money Market Investments	39.8		137.8

† Based on net assets.

See notes to financial statements.

The Funds 21

STATEMENTS OF ASSETS AND LIABILITIES August 31, 2004
			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Assets ($):
Investments in securities—
See Statement of Investments †—Note 2(c)
(including securities loaned) ††—Note 2(b):
Unaffiliated issuers	862,167,900	522,519,465	174,207,934
Affiliated issuers	120,672,701	162,232,487	68,731,478
Dividend and interest receivable	6,489,340	5,835,618	1,629,588
Paydowns receivable	412,562	40,976	25,915
Receivable for shares of Beneficial Interest subscribed	145,344	240,000	715,150
Prepaid expenses	25,733	13,793	17,868
	989,913,580	690,882,339	245,327,933

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)	292,262	184,787	54,806
Due to Administrator—Note 3(a)	95,385	60,814	20,563
Liability for securities loaned—Note 2(b)	120,672,701	162,232,487	68,731,478
Payable for open Mortgage Backed Dollar Rolls	38,710,227	—	—
Payable for investment securities purchased	4,750,854	—	—
Cash overdraft due to Custodian	2,407,490	2,811,579	142,265
Payable for shares of Beneficial Interest redeemed	210,432	506,487	36,140
Accrued expenses	42,360	41,502	29,919
	167,181,711	165,837,656	69,015,171

Net Assets ($)	822,731,869	525,044,683	176,312,762

Composition of Net Assets ($):
Paid-in capital	812,400,336	522,225,038	177,912,391
Accumulated undistributed investment income—net	698,208	115,608	76,627
Accumulated net realized gain (loss) on investments	(4,814,457)	(2,817,571)	(1,167,551)
Accumulated net unrealized appreciation
(depreciation) on investments	14,447,782	5,521,608	(508,705)

Net Assets ($)	822,731,869	525,044,683	176,312,762

Net Asset Value Per Share
Class M Shares
Net Assets ($)	819,664,262	524,589,630	176,301,490
Shares Outstanding	64,084,995	41,079,239	14,134,333
Net Asset Value Per Share ($)	12.79	12.77	12.47

Investor Shares
Net Assets ($)	3,067,607	455,053	11,272
Shares Outstanding	240,281	35,640	904
Net Asset Value Per Share ($)	12.77	12.77	12.47

† Investments at cost ($):
Unaffiliated issuers	847,720,118	516,997,857	174,716,639
Affiliated issuers	120,672,701	162,232,487	68,731,478
†† Value of securities on loan ($)	118,184,372	157,978,331	72,200,456

See notes to financial statements.
22

STATEMENTS OF OPERATIONS Year Ended August 31, 2004
			Mellon
	Mellon	Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Investment Income ($):
Income:
Interest	36,092,115	19,214,256	4,114,022
Income from securites lending	90,808	88,227	29,948
Total Income	36,182,923	19,302,483	4,143,970
Expenses:
Investment advisory fee—Note 3(a)	3,326,936	2,016,187	576,838
Administration fee—Note 3(a)	1,146,528	694,602	227,031
Custodian fees—Note 3(b)	75,885	43,371	20,036
Trustees’ fees and expenses—Note 3(c)	32,980	14,483	5,757
Registration fees	25,925	32,526	28,994
Auditing fees	22,362	25,895	21,593
Shareholder servicing costs—Note 3(b)	11,100	3,389	695
Legal fees	10,898	8,075	2,605
Prospectus and shareholders’ reports	10,312	8,116	5,129
Miscellaneous	40,254	24,943	12,275
Total Expenses	4,703,180	2,871,587	900,953
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(15,203)	(1,491)	(985)
Less—reduction in custody fee
due to earnings credits—Note 2(b)	—	—	(674)
Net Expenses	4,687,977	2,870,096	899,294
Investment Income—Net	31,494,946	16,432,387	3,244,676

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(133,402)	939,931	(296,064)
Net unrealized appreciation (depreciation) on investments	13,882,009	3,822,793	(247,165)
Net Realized and Unrealized Gain (Loss) on Investments	13,748,607	4,762,724	(543,229)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,243,553	21,195,111	2,701,447

See notes to financial statements.
The Funds 23

STATEMENTS OF CHANGES IN NET ASSETS
	Mellon Bond Fund		Mellon Intermediate Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2004	2003 [a]	2004	2003 [a]

Operations ($):
Investment income—net	31,494,946	39,193,876	16,432,387	17,851,680
Net realized gain (loss) on investments	(133,402)	21,021,492	939,931	11,634,071
Net unrealized appreciation (depreciation) on investments	13,882,009	(16,559,641)	3,822,793	(8,743,236)
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,243,553	43,655,727	21,195,111	20,742,515

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(36,121,179)	(42,669,078)	(20,375,125)	(20,497,599)
Investor Shares	(157,181)	(166,606)	(34,773)	(11,727)
Net realized gain on investments:
Class M Shares	(17,018,671)	(1,932,363)	(9,166,862)	(3,417,469)
Investor Shares	(61,689)	(7,703)	(8,352)	(1,910)
Total Dividends	(53,358,720)	(44,775,750)	(29,585,112)	(23,928,705)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	103,772,972	69,550,829	140,283,197	114,141,992
Investor Shares	7,537,232	1,365,325	6,057,622	252,744
Dividends reinvested:
Class M Shares	14,963,476	5,946,666	8,032,347	3,875,914
Investor Shares	93,985	60,655	14,821	7,230
Cost of shares redeemed:
Class M Shares	(137,503,943)	(194,103,171)	(83,021,807)	(84,328,525)
Investor Shares	(8,341,659)	(1,238,201)	(5,859,825)	(74,088)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(19,477,937) (118,417,897)		65,506,355	33,875,267
Total Increase (Decrease) In Net Assets	(27,593,104)	(119,537,920)	57,116,354	30,689,077

Net Assets ($):
Beginning of Period	850,324,973	969,862,893	467,928,329	437,239,252
End of Period	822,731,869	850,324,973	525,044,683	467,928,329
Undistributed investment income—net	698,208	542,118	115,608	476,303

Capital Share Transactions (Shares):
Class M Shares
Shares sold	8,082,403	5,306,287	10,880,644	8,676,341
Shares issued for dividends reinvested	1,166,839	454,834	624,731	295,911
Shares redeemed	(10,693,762)	(14,835,802)	(6,483,796)	(6,433,388)
Net Increase (Decrease) in Shares Outstanding	(1,444,520)	(9,074,681)	5,021,579	2,538,864

Investor Shares
Shares sold	596,511	102,758	475,368	19,158
Shares issued for dividends reinvested	7,335	4,641	1,151	547
Shares redeemed	(662,727)	(93,660)	(464,298)	(5,502)
Net Increase (Decrease) in Shares Outstanding	(58,881)	13,739	12,221	14,203

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
See notes to financial statements.

24

	Mellon Short-Term U.S. Government Securities Fund

		Year Ended August 31,

	2004	2003[a]

Operations ($):
Investment income—net	3,244,676	3,211,179
Net realized gain (loss) on investments	(296,064)	836,692
Net unrealized appreciation (depreciation) on investments	(247,165)	(2,354,548)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,701,447	1,693,323

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,914,214)	(4,057,467)
Investor Shares	(4,708)	(2,853)
Net realized gain on investments:
Class M Shares	(198,147)	(271,963)
Investor Shares	(1)	(66)
Total Dividends	(6,117,070)	(4,332,349)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	104,633,452	90,188,195
Investor Shares	1,639,534	2,261,752
Dividends reinvested:
Class M Shares	1,064,461	713,842
Investor Shares	279	816
Cost of shares redeemed:
Class M Shares	(65,962,515)	(56,893,927)
Investor Shares	(1,619,458)	(2,264,845)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	39,755,753	34,005,833
Total Increase (Decrease) In Net Assets	36,340,130	31,366,807

Net Assets ($):
Beginning of Period	139,972,632	108,605,825
End of Period	176,312,762	139,972,632
Undistributed investment income—net	76,627	86,314

Capital Share Transactions (Shares):
Class M Shares
Shares sold	8,281,381	6,979,242
Shares issued for dividends reinvested	84,550	55,364
Shares redeemed	(5,255,350)	(4,403,984)
Net Increase (Decrease) in Shares Outstanding	3,110,581	2,630,622

Investor Shares
Shares sold	130,906	175,049
Shares issued for dividends reinvested	22	63
Shares redeemed	(130,114)	(175,104)
Net Increase (Decrease) in Shares Outstanding	814	8

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
See notes to financial statements.

The Funds 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

		Class M Shares

		Year Ended August 31,

Mellon Bond Fund	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.92	12.95	13.15	12.50
Investment Operations:
Investment income—net	.49[d]	.56[d]	.67[d]	.70
Net realized and unrealized gain (loss) on investments	.21	.06	(.02)	.65
Total from Investment Operations	.70	.62	.65	1.35
Distributions:
Dividends from investment income—net	(.56)	(.62)	(.69)	(.70)
Dividends from net realized gain on investments	(.27)	(.03)	(.16)	—
Total Distributions	(.83)	(.65)	(.85)	(.70)
Net asset value, end of period	12.79	12.92	12.95	13.15

Total Return (%)	5.63	4.73	5.11	11.05[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.57	.57	.58[f]
Ratio of net expenses to average net assets	.56	.55	.55	.56[f]
Ratio of net investment income to average net assets	3.79	4.30	5.19	5.96[f]
Portfolio Turnover Rate	133.00[g]	134.12	163.78	120.55[e]

Net Assets, end of period ($ x 1,000)	819,664	846,464	966,170	675,666

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.32% to 5.19%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rate excluding mortgage dollar roll transactions was 106.10%.
See notes to financial statements.

26

		Investor Shares

		Year Ended August 31,

Mellon Bond Fund	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.90	12.94	13.15	12.94
Investment Operations:
Investment income—net	.50[c]	.54[c]	.63[c]	.10
Net realized and unrealized gain (loss) on investments	.17	.04	(.02)	.23
Total from Investment Operations	.67	.58	.61	.33
Distributions:
Dividends from investment income—net	(.53)	(.59)	(.66)	(.12)
Dividends from net realized gain on investments	(.27)	(.03)	(.16)	—
Total Distributions	(.80)	(.62)	(.82)	(.12)
Net asset value, end of period	12.77	12.90	12.94	13.15

Total Return (%)	5.29	4.48	4.73	2.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.82	.82	1.34[e]
Ratio of net expenses to average net assets	.81	.80	.80	.81[e]
Ratio of net investment income to average net assets	3.52	4.11	4.96	6.03[e]
Portfolio Turnover Rate	133.00[f]	134.12	163.78	120.55[d]

Net Assets, end of period ($ x 1,000)	3,068	3,861	3,693	957

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.08% to 4.96%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
[f] The portfolio turnover rate excluding mortgage dollar roll transactions was 106.10%.
See notes to financial statements.

The Funds 27

FINANCIAL HIGHLIGHTS (continued)
		Class M Shares

		Year Ended August 31,

Mellon Intermediate Bond Fund	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.97	13.04	13.08	12.50
Investment Operations:
Investment income—net	.42[d]	.51[d]	.62[d]	.68
Net realized and unrealized gain (loss) on investments	.14	.11	.15	.58
Total from Investment Operations	.56	.62	.77	1.26
Distributions:
Dividends from investment income—net	(.52)	(.59)	(.67)	(.68)
Dividends from net realized gain on investments	(.24)	(.10)	(.14)	—
Total Distributions	(.76)	(.69)	(.81)	(.68)
Net asset value, end of period	12.77	12.97	13.04	13.08

Total Return (%)	4.45	4.77	6.09	10.29[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.57	.58	.59[f]
Ratio of net expenses to average net assets	.57	.56	.56	.56[f]
Ratio of net investment income to average net assets	3.26	3.88	4.81	5.77[f]
Portfolio Turnover Rate	109.19	104.98	106.09	134.69[e]

Net Assets, end of period ($ x 1,000)	524,590	467,627	437,119	398,959

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 5.15% to 4.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

28

		Investor Shares

		Year Ended August 31,

Mellon Intermediate Bond Fund	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.02	13.08	13.09	12.90
Investment Operations:
Investment income—net	.55[c]	.48[c]	.56[c]	.20
Net realized and unrealized gain (loss) on investments	(.07)[d]	.12	.20	.10
Total from Investment Operations	.48	.60	.76	.30
Distributions:
Dividends from investment income—net	(.49)	(.56)	(.63)	(.11)
Dividends from net realized gain on investments	(.24)	(.10)	(.14)	—
Total Distributions	(.73)	(.66)	(.77)	(.11)
Net asset value, end of period	12.77	13.02	13.08	13.09

Total Return (%)	3.88	4.51	6.05	2.31[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.81	.83	.93[f]
Ratio of net expenses to average net assets	.82	.81	.81	.81[f]
Ratio of net investment income to average net assets	3.01	3.57	4.51	5.14[f]
Portfolio Turnover Rate	109.19	104.98	106.09	134.69[e]

Net Assets, end of period ($ x 1,000)	455	305	121	148

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 4.90% to 4.51%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated
to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] In addition to the net realized and unrealized gain on investments as shown in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

The Funds 29

FINANCIAL HIGHLIGHTS (continued)
		Class M Shares

		Year Ended August 31,

Mellon Short-Term U.S. Government Securities Fund	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.70	12.94	12.87	12.50
Investment Operations:
Investment income—net	.25[d]	.34[d]	.52[d]	.63
Net realized and unrealized gain (loss) on investments	(.01)	(.11)	.22	.37
Total from Investment Operations	.24	.23	.74	1.00
Distributions:
Dividends from investment income—net	(.45)	(.44)	(.58)	(.63)
Dividends from net realized gain on investments	(.02)	(.03)	(.09)	(.00)[e]
Total Distributions	(.47)	(.47)	(.67)	(.63)
Net asset value, end of period	12.47	12.70	12.94	12.87

Total Return (%)	1.97	1.68	5.87	8.20[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.59	.59[g]
Ratio of net expenses to average net assets	.55	.55	.55	.55[g]
Ratio of net investment income to average net assets	1.97	2.68	4.07	5.41[g]
Portfolio Turnover Rate	44.76	88.05	97.19	89.21[f]

Net Assets, end of period ($ x 1,000)	176,301	139,971	108,605	88,732

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended
August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from 4.47% to 4.07%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

30

		Investor Shares

		Year Ended August 31,

Mellon Short-Term U.S. Government Securities Fund	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.73	12.93	12.88	12.82
Investment Operations:
Investment income—net	.37[c]	.30[c]	.46[c]	.09
Net realized and unrealized gain (loss) on investments	(.19)	(.06)	.21	.08
Total from Investment Operations	.18	.24	.67	.17
Distributions:
Dividends from investment income—net	(.42)	(.41)	(.53)	(.11)
Dividends from net realized gain on investments	(.02)	(.03)	(.09)	—
Total Distributions	(.44)	(.44)	(.62)	(.11)
Net asset value, end of period	12.47	12.73	12.93	12.88

Total Return (%)	1.46	1.78	5.28	1.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.83	.90	1.00[e]
Ratio of net expenses to average net assets	.78	.80	.80	.80[e]
Ratio of net investment income to average net assets	1.74	2.38	3.54	4.86[e]
Portfolio Turnover Rate	44.76	88.05	97.19	89.21[d]

Net Assets, end of period ($ x 1,000)	11	1	1	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August
31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from and 3.94% to 3.54%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Funds 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified fixed income funds: Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). Mellon Bond Fund investment objective is to seek to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. Mellon Intermediate Bond Fund investment objective is to seek to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. Mellon Short-Term U.S. Government Securities Fund investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation, (“Mellon Financial”) serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund’s debt securities) are valued by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust’s Board. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the fund’s Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value

32

of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis.

The funds have an arrangement with the custodian bank whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus, the funds may lend securities to certain qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The funds will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Funds 33

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2004.

Table 2 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal years ended August 31, 2004 and August 31, 2003, respectively.

During the period ended August 31, 2004, as a result of permanent book to tax differences, primarily due to amortization of premiums the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 3. Net assets were not affected by this reclassification.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40 of 1% of the Mellon Bond Fund, .40 of 1% of the Mellon Intermediate Bond Fund and .35 of 1% of the Mellon Short-Term U.S. Government Securities Fund.

Table 1.
	Undistributed	Accumulated	Unrealized
	Ordinary	Capital Gains/	Appreciation/	Post 10/31
	Income ($)	Losses ($)†	(Depreciation) ($)	Losses ††

Mellon Bond Fund	698,209	(1,596,239)	12,228,462	(2,510,794)
Mellon Intermediate Bond Fund	115,608	(1,813,775)	2,550,679	(542,089)
Mellon Short-Term U.S. Government Securities Fund	76,627	(182,342)	(2,982,819)	(898,889)

†	The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2012.
†† In addition, the funds had capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following year.

Table 2.
			Long-Term
	Ordinary Income ($)		Capital Gains ($)

	2004	2003	2004	2003

Mellon Bond Fund	41,173,145	44,477,811	12,185,575	297,939
Mellon Intermediate Bond Fund	23,660,869	21,131,031	5,924,243	2,797,674
Mellon Short-Term U.S.
Government Securities Fund	5,918,922	4,182,321	198,148	150,028

Table 3.

		Accumulated	Accumulated
		Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)		Gain (Loss) ($)	Capital ($)

Mellon Bond Fund		4,939,504	(4,132,575)	(806,929)
Mellon Intermediate Bond Fund		3,616,816	(3,646,823)	30,007
Mellon Short-Term U.S. Government Securities Fund		2,664,559	(713,976)	(1,950,583)

34

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15 of 1%
$6 billion up to $12 billion	.12 of 1%
In excess of $12 billion	.10 of 1%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

Mellon Bank had agreed, until September 30, 2003, to waive receipt of its fees and/or to reimburse a portion of each fund’s expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses do not exceed, in the aggregate, the rate per annum of the fund’s average daily net assets listed below:

.55 of 1% of the Mellon Bond Fund, .56 of 1% of the Mellon Intermediate Bond Fund and .55 of 1% of the Mellon Short-Term U.S. Government Securities Fund. Table 4 summarizes the amounts waived during the period ended August 31, 2004.

Table 4.

Mellon Bond Fund	$15,203
Mellon Intermediate Bond Fund	1,491
Mellon Short-Term
U.S. Government Securities Fund	985

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares were charged during the period ended August 31, 2004, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 5.

Mellon Bond Fund	$10,584
Mellon Intermediate Bond Fund	3,055
Mellon Short-Term
U.S. Government Securities Fund	572

The funds compensate Mellon Bank, N.A., an affiliate of Dreyfus, under a Custody Agreement for providing custodial services for the funds. Table 6 summarizes the amounts the funds were charged during the period ended August 31, 2004, pursuant to the custody agreements.

Table 6.

Mellon Bond Fund	$75,885
Mellon Intermediate Bond Fund	43,371
Mellon Short-Term
U.S. Government Securities Fund	20,036

Table 7 summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each fund.

Table 7.

	Investment	Shareholder
	Advisory	Services	Custodian
	Fees ($)	Plan Fees ($)	Fees ($)

Mellon Bond Fund	277,931	646	13,685
Mellon Intermediate Bond Fund	177,197	96	7,494
Mellon Short-Term U.S.Government Securities Fund	52,426	2	2,378

The Funds 35

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to July 1, 2004 the annual fee payable to each trustee was $35,000 and prior to September 14, 2004, the attendance fee was $3,000 for each in-person meeting.

(d) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities (including paydowns) excluding short-term securities, during the period ended August 31, 2004 of which 217,798,153 in purchases and 218,593,496 in sales were from mortgage dollar roll transactions in the Mellon Bond Fund.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and additional income from the sale is included in realized gain/loss. Losses may arise due to changes in the value of the securities.

Table 9 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2004:

NOTE 5—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the funds did not borrow under the line of credit.

NOTE 6—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC (the “Investment Advisers”),and the directors of all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940,the Investment Advisers Act of 1940, and the common law.

Table 8.

		Purchases ($)		Sales ($)

Mellon Bond Fund		1,076,765,567	1,128,513,312
Mellon Intermediate Bond Fund		604,434,763	535,532,847
Mellon Short-Term U.S. Government Securities Fund		116,278,625	71,134,816

Table 9.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon Bond Fund	970,612,139	16,147,157	3,918,695	12,228,462
Mellon Intermediate Bond Fund	682,201,273	5,684,773	3,134,094	2,550,679
Mellon Short-Term U.S. Government Securities Fund	245,922,231	266,567	3,249,386	(2,982,819)

36

The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors,(iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses.On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 7—Subsequent Event

At a meeting of the Board of Trustees held on September 14, 2004, the Board approved a proposal to change the investment objective of Mellon Bond Fund and Mellon Intermediate Bond Fund. Effective on or about December 31, 2004, the new investment objective of each Fund will be to seek total return (consisting of capital appreciation and current income). Each Fund's new investment objective, as with its old objective, may be changed without shareholder approval.

The Funds 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund of Mellon Funds Trust (collectively “the Funds”), including the statements of investments, as of August 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers.As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004
38

IMPORTANT TAX INFORMATION (Unaudited)

Mellon Bond Fund

For federal tax purposes the fund hereby designates $.1897 per share as a long-term capital gain distribution paid on December 29, 2003.

Mellon Intermediate Bond Fund

For federal tax purposes the fund hereby designates $.1569 per share as a long-term capital gain distribution paid on December 29, 2003.

Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes the fund hereby designates $.0170 per share as a long-term capital gain distribution paid on December 29, 2003.

For State individual income tax purposes, the Government Securities Series hereby designates 64.89% of the ordinary income dividends paid during its fiscal year ended August 31, 2004 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

The Funds 39

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (61)	Maureen D. McFalls (59)
Chairman of the Board (2000)	Board Member (2000)
Principal Occupation During Past 5 Years:	Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including	• Director of the Office of Government Relations at Carnegie
Vice Chairman since 1980 and Chief Executive Officer and	Mellon University since January 2000
President since 2001	• Manager, Government Communications, of the Software
Other Board Memberships and Affiliations:	Engineering Institute at Carnegie Mellon University from
• Board of Consultors of Villanova University School of Law,	March 1994 to December 1999
Board Member	Other Board Memberships and Affiliations:
• Temple University,Trustee	• Maglev, Inc., a company seeking a partnership between industry
No. of Portfolios for which Board Member Serves: 16	and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing
———————	Carnegie Mellon University
Ronald R. Davenport (68)	• Coro Center For Civic Leadership, Board Member
Board Member (2000)	No. of Portfolios for which Board Member Serves: 16
Principal Occupation During Past 5 Years:	———————
• Chairman of Sheridan Broadcasting Corporation since July 1972	Kevin C. Phelan (60)
Other Board Memberships and Affiliations:	Board Member (2000)
• American Urban Radio Networks, Co-Chairman
Principal Occupation During Past 5 Years:
• Aramark Corporation, Board Member
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
• Momentum Equity Group LLC, Director
including Executive Vice President and Director
No. of Portfolios for which Board Member Serves: 16	since March 1998.

———————	Other Board Memberships and Affiliations:
• Greater Boston Chamber of Commerce, Director
John L. Diederich (67)	• Fiduciary Trust, Director
Board Member (2000)	• St. Elizabeth’s Medical Center of Boston, Board Member
Principal Occupation During Past 5 Years:	• Providence College,Trustee
• Chairman of Digital Site Systems, Inc., a privately held software	• Simmons College,Trustee
company providing internet service to the construction materials	• Newton Country Day School, Chairman of the Board
industry, since July 1998	• Board of Visitors of Babson College, Board Member
• Board of Visitors of Boston University School of Public Health,
Other Board Memberships and Affiliations:	Board Member
• Continental Mills, a dry baking products company, Board	• Boston Public Library Foundation, Director
Member	• Boston Foundation, Director
No. of Portfolios for which Board Member Serves: 16	• Boston Municipal Research Bureau, Board Member
• Boys and Girls Club of Boston, Board Member
No. of Portfolios for which Board Member Serves: 16

40

Patrick J. Purcell (56)	Thomas F. Ryan, Jr. (63)
Board Member (2000)	Board Member (2000)
Principal Occupation During Past 5 Years:	Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since	• Retired since April 1999
February 1994	• President and Chief Operating Officer of the American Stock
• President and Founder, jobfind.com, an employment search site	Exchange from October 1995 to April 1999
on the world wide web, since July 1996	Other Board Memberships and Affiliations:
• President and Chief Executive Officer, Herald Media since 2001	• Boston College,Trustee
Other Board Memberships and Affiliations:	• Brigham & Women’s Hospital,Trustee
• The American Ireland Fund, an organization that raises funds for	• New York State Independent System Operator, a non-profit
philanthropic projects in Ireland,Vice Chairman	organization which administers a competitive wholesale market
• The Genesis Fund, an organization that raises funds for the	for electricity in New York State, Director
specialized care and treatment of New England area children	• RepliGen Corporation, a biopharmaceutical company, Director
born with birth defects, mental retardation and genetic	• M/C Communications, a medical education company, Director
diseases, Board Member	No. of Portfolios for which Board Member Serves: 16
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member
• St. John’s University,Trustee
• New England Medical Center,Trustee
• Stonehill College,Trustee
No. of Portfolios for which Board Member Serves: 16

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 41

OFFICERS OF THE TRUST (Unaudited)
LAWRENCE P. KEBLUSEK, President since September 2002.
As Chief Investment Officer of Mellon’s Private Wealth Management
group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon’s Private Wealth Management group.
Prior to joining Mellon, Mr. Keblusek was a Managing Director at
Citigroup since 1995. He was previously a Vice President of the
Trust. He is 55 years old and has been employed by Mellon since
August 2002.
MARK N. JACOBS, Vice President since March 2000.
Executive Vice President, Secretary and General Counsel of Dreyfus,
and an officer of 98 investment companies (comprised of 206
portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

CHRISTOPHER SHELDON, Vice President since
September 2002.
As director of Investment Strategy for Mellon’s Private Wealth
Management group since April 2003, Mr. Sheldon manages the
analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of
Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

JEFF PRUSNOFSKY, Secretary since March 2000.
Associate General Counsel of Dreyfus, and an officer of 26
investment companies (comprised of 87 portfolios) managed by
Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.
STEVEN F. NEWMAN, Assistant Secretary since March 2000.
Associate General Counsel and Assistant Secretary of Dreyfus, and an
officer of 98 investment companies (comprised of 206 portfolios)
managed by Dreyfus. He is 55 years old and has been an employee of
Dreyfus since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since
March 2000.
Associate General Counsel of Dreyfus, and an officer of 95
investment companies (comprised of 199 portfolios) managed by
Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.
Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by
Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.
Senior Accounting Manager – Equity Funds of Dreyfus, and an
officer of 26 investment companies (comprised of 101 portfolios)
managed by Dreyfus. He is 44 years old and has been an employee of
Dreyfus since September 1982.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond Funds of Dreyfus,
and an officer of 30 investment companies (comprised of 59
portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.
Senior Accounting Manager – Taxable Fixed Income Funds of
Dreyfus, and an officer of 19 investment companies (comprised of 74 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1992.
ROBERT ROBOL, Assistant Treasurer since August 2003.
Senior Accounting Manager – Money Market Funds of Dreyfus, and
an officer of 39 investment companies (comprised of 85 portfolios)
managed by Dreyfus. He is 40 years old and has been an employee of
Dreyfus since October 1988.
ROBERT SVAGNA, Assistant Treasurer since
December 2002.
Senior Accounting Manager – Equity Funds of Dreyfus, and an
officer of 27 investment companies (comprised of 106 portfolios)
managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since
November 2001.
Mutual Funds Tax Director of Dreyfus, and an officer of 98
investment companies (comprised of 206 portfolios) managed by
Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance
Officer since September 2002.
Vice President and Anti-Money Laundering Compliance Officer of
the Distributor, and the Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the
Distributor since October 1998.

42

For More Information

Mellon Funds Trust

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

©2004 Dreyfus Service Corporation
MFTAR0804-TB

The Mellon Funds

Mellon National Intermediate Municipal Bond Fund
Mellon National Short-Term Municipal Bond Fund
Mellon Pennsylvania Intermediate Municipal Bond Fund
Mellon Massachusetts Intermediate Municipal Bond Fund

ANNUAL REPORT August 31, 2004

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon National Intermediate
Municipal Bond Fund	3
Mellon National Short-Term
Municipal Bond Fund	6
Mellon Pennsylvania Intermediate
Municipal Bond Fund	9
Mellon Massachusetts Intermediate
Municipal Bond Fund	12
Understanding Your Fund’s Expenses	15
Comparing Your Fund’s Expenses
With Those of Other Funds	16
Statements of Investments	17
Statements of
Financial Futures 27, 42, 48
Statements of Assets and Liabilities	49
Statements of Operations	50
Statements of Changes in Net Assets	51
Financial Highlights	56
Notes to Financial Statements	66
Report of Independent Registered
Public Accounting Firm	74
Important Tax Information	75
Board Members Information	76
Officers of the Trust	78

For More Information

Back cover
The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.
  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT
Dear Shareholder:

This annual report for The Mellon Funds covers the period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund manager.

Although strong performance during the closing months of 2003 contributed to generally attractive equity returns for the reporting period overall, stock prices have retreated modestly so far in 2004. In contrast, bond market sectors have remained relatively strong, despite higher short-term interest rates. Investors apparently have revised their expectations of U.S. economic growth downward in response to ongoing geopolitical tensions, high energy prices and some persistently disappointing labor statistics.

In these challenging times, we believe it remains critical to keep focused on a long-term wealth management strategy. The broad range of asset classes represented by The Mellon Funds provides an excellent opportunity to position your portfolio for all market environments and your portfolio manager welcomes the opportunity to work with you in meeting your overall wealth management objectives.

Thank you for your continued confidence in Mellon.

Lawrence P. Keblusek President Mellon Funds Trust September 15, 2004

DISCUSSION OF FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon National Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund achieved total returns of 6.22% for Class M shares, 6.04% for Investor shares and 5.43% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 6.31% for the same period.2 In addition, the average total return for all funds reported in the Lipper Intermediate Municipal Debt Funds category was 5.06% for the same period.3

Although municipal bonds generally rallied during the reporting period overall, the market grew increasingly volatile as inflationary pressures intensified and investors anticipated higher short-term interest rates from the Federal Reserve Board (the “Fed”). The fund produced higher returns than its Lipper category average, primarily due to the success of our security selection and yield-curve positioning strategies. However, the fund’s returns were slightly lower than the benchmark, which is not subject to fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

The municipal bond market generally rallied during the first half of the reporting period as investors concluded that U.S. economic growth and inflationary pressures would not be as severe as they previously had expected. Nonetheless, we believed at the time that the U.S. economic recovery was likely to continue and that the Fed eventually would move to raise short-term interest rates from prevailing, historically low levels.To protect the fund from the eroding effects of potentially higher interest rates, we set the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered slightly shorter than industry averages.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

We maintained the fund’s relatively defensive average duration during the second half of the reporting period, which positioned it well when stronger-than-expected employment statistics and higher energy prices fueled inflation concerns. Indeed, in June and August 2004, the Fed implemented its first rate-hikes in more than four years, driving the overnight federal funds rate to 1.5% by the reporting period’s end.While the fund’s relatively short average duration limited participation in periodic market rallies, it helped preserve the fund’s value when bond prices fell sharply in the spring as investors anticipated the Fed’s moves.

Our security selection and yield-curve positioning strategies also contributed positively to the fund’s performance. By focusing some of the fund’s assets on tax-exempt securities with maturities of 15 to 20 years, we positioned the fund to benefit over time from narrowing yield differences as short-term yields rose and long-term yields remained relatively stable. At the same time, we took advantage of opportunities to acquire certain bonds at what we regarded as attractive prices. For example, we invested in general obligation bonds issued by the State of California whose prices, in our view, did not fully reflect improvement in the state’s economic and fiscal conditions.

What is the fund’s current strategy?

We have continued to position the fund for higher short-term interest rates, which we believe remain likely as the Fed continues to back away from the aggressively accommodative stance it adopted in the fall of 2001. However, we have continued to emphasize credit quality, and we have maintained the fund’s average credit rating in the double-A range. In our view, the fund’s overall credit quality gives us greater flexibility to take advantage of trading opportunities in less highly rated securities whose prices, in our judgment, do not reflect their true value.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

4

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		6.22%	6.03%	5.70%
Investor shares	7/11/01	6.04%	—	—	5.24%
Dreyfus Premier shares
with applicable redemption ††	10/11/02	2.43%	—	—	1.60%
without redemption	10/11/02	5.43%	—	—	3.15%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon National Intermediate Municipal Bond Fund on 8/31/94 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF FUND PERFORMANCE

M. Collette O’Brien and Timothy J. Sanville, Portfolio Managers

How did Mellon National Short-Term Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund achieved total returns of 2.00% for Class M shares and 1.72% for Investor shares.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.83% for the same period.2 In addition, the average total return for all funds reported in the Lipper Short Municipal Debt Funds category was 1.78% for the same period.3

Short-term interest rates and municipal bond yields remained near historically low levels for much of the reporting period. In the spring of 2004, however, inflationary pressures seemed to intensify and investors anticipated higher interest rates from the Federal Reserve Board (the “Fed”).The fund produced returns that were roughly in line with its Lipper category average. However, the fund’s returns were lower than the benchmark, primarily because of the fund’s shorter-than-average duration during most of the reporting period.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

While yields of very short-term municipal bonds were effectively anchored by the 1% federal funds rate during the first half of the reporting period, municipal notes with maturities in the two- to three-year range saw their yields fall modestly as investors concluded that inflationary pressures might not be as severe as they previously expected. Nonetheless, we believed at the time that the U.S. economic recovery was likely to continue and that the Fed eventually would raise short-term interest rates.To balance opportunities for higher yields with the need to manage the risks of potentially higher interest rates, we maintained the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered in line with industry averages.

6

Soon after the second half of the reporting period began, however, stronger-than-expected employment statistics and higher energy prices fueled inflation concerns, and yields began to rise at the longer end of the fund’s maturity range.To capture higher yields, we slightly extended the fund’s average duration. While this positioning helped the fund participate in periodic market rallies, it hurt the fund’s performance during times of market weakness, including the sharp sell-off in the spring of 2004, when investors began to anticipate higher short-term interest rates from the Fed. Indeed, in late June and mid-August 2004, the Fed implemented its first rate-hikes in more than four years, driving the overnight federal funds rate from 1% to 1.5% by the reporting period’s end.

By adopting a “barbell” strategy for a portion of the fund’s assets in which average duration is the result of a balance between very short-term and longer-term holdings, we enabled the fund to capture higher yields more quickly while managing the risks typically associated with rising interest rates. For the rest of the fund’s holdings, we maintained a “laddered” portfolio in which securities mature in stages over time. This strategy is designed to manage the risk that a disproportionate amount of the fund’s holdings may mature during a time of unusually low reinvestment rates.

What is the fund’s current strategy?

We currently believe that higher interest rates remain likely as the Fed continues to adopt a less accommodative monetary policy.Accordingly, we have reduced the fund’s average duration toward the neutral range. In addition, when making new purchases, we have focused on highly rated municipal notes selling at slight premiums to their face values. Historically, these “cushion bonds” have held more of their value during periods of market weakness.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

The Funds 7

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/04
	Inception		From
	Date	1 Year	Inception

Class M shares	10/2/00	2.00%	4.05%
Investor shares	7/11/01	1.72%	2.98%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon National Short-Term Municipal Bond Fund on 10/2/00 (inception date) to a $10,000 investment made in the Lehman Brothers 3-Year Municipal Bond Index (the “Index”) on that date. For comparative purposes, the value of the Index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF FUND PERFORMANCE

John F. Flahive and M. Collette O’Brien, Portfolio Managers

How did Mellon Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund achieved total returns of 5.60% for Class M shares and 5.41% for Investor shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.31% for the same period.2 In addition, the average total return for all funds reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category was 4.91% for the same period.3

The municipal bond market grew increasingly volatile over the reporting period as investors anticipated higher short-term interest rates from the Federal Reserve Board (the “Fed”). The fund produced higher returns than its Lipper category average, primarily due to the success of our security selection and yield-curve positioning strategies. However, the fund’s returns were lower than the benchmark, primarily because the Index contains bonds of many states, not just Pennsylvania, and is not subject to fund fees and expenses.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

Municipal bonds generally rallied during the first half of the reporting period as investors concluded that inflationary pressures might not become as severe as they previously had expected. Nonetheless, because we believed that the Fed remained likely at some point to raise short-term interest rates from prevailing, historically low levels, we set the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered slightly shorter than industry averages.

The fund’s relatively defensive average duration positioned it well in the spring of 2004, when stronger-than-expected employment statistics and higher energy prices fueled inflation concerns. Indeed, the

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Fed later implemented its first rate-hikes in more than four years, driving the overnight federal funds rate to 1.5% by the reporting period’s end.While our duration management strategy limited the fund’s participation in periodic market rallies during the reporting period, it helped preserve the fund’s value when bond prices fell sharply as investors anticipated the Fed’s moves.

Our security selection and yield-curve positioning strategies also contributed positively to the fund’s performance.By focusing on securities with maturities of 15 to 20 years, we positioned the fund to benefit over time from narrowing yield differences as short-term yields rose and long-term yields remained relatively stable.

What is the fund’s current strategy?

We have continued to position the fund for higher short-term interest rates, which we believe remain likely as the Fed continues to back away from the aggressively accommodative stance it adopted in the fall of 2001. However, we have continued to emphasize credit quality, and we have maintained the fund’s average credit rating in the double-A range. In our view, the fund’s high overall credit quality gives us flexibility to take advantage of trading opportunities in less highly rated securities whose prices, in our judgment, do not reflect their true value.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

10

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class M shares		5.60%	5.51%	5.33%
Investor shares	7/11/01	5.41%	—	—	4.72%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares of Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/94 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.

Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.

The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year tax-exempt, bond market, consisting of municipal bonds with maturities of 6-8 years.The Index does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund achieved total returns of 5.72% for Class M shares, 5.38% for Investor shares and 4.85% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.31% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 4.88% for the same period.3

The municipal bond market grew increasingly volatile over the reporting period as investors anticipated higher short-term interest rates from the Federal Reserve Board (the “Fed”).The fund generally produced higher returns than its Lipper category average, primarily due to the success of our security selection and yield-curve positioning strategies. However, the fund’s returns were lower than the benchmark, primarily because the Index contains bonds of many states, not just Massachusetts, and is subject to fund fees and expenses.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable

bonds.The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

Municipal bonds generally rallied during the first half of the reporting period as investors concluded that inflationary pressures might not be as severe as they previously had expected. Nonetheless, because we believed that the Fed remained likely at some point to raise short-term interest rates from prevailing, historically low levels, we set the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered slightly shorter than industry averages.

12

The fund’s relatively defensive average duration positioned it well in the spring of 2004, when stronger-than-expected employment statistics and higher energy prices fueled inflation concerns. Indeed, the Fed later implemented its first rate-hikes in more than four years, driving the overnight federal funds rate to 1.5% by the reporting period’s end. While our duration management strategy limited the fund’s participation in periodic market rallies during the reporting period, it helped preserve the fund’s value when bond prices fell sharply as investors anticipated the Fed’s moves.

Our security selection and yield-curve positioning strategies also contributed positively to performance. By focusing some of the fund’s assets on securities with maturities of 15 to 20 years, we positioned the fund to benefit over time from narrowing yield differences as short-term yields rose and long-term yields remained relatively stable.

As for Massachusetts, its fiscal condition has improved with the overall economy.The state expects a budget surplus for the current fiscal year, which was the result of stronger tax revenues and spending cuts. Because the state and its municipalities have had less need to borrow to finance budget gaps, the supply of newly issued Massachusetts bonds has moderated compared to the same period one year earlier, supporting prices of existing securities.

What is the fund’s current strategy?

We have continued to position the fund for higher short-term interest rates, which we believe remain likely as the Fed continues to back away from the aggressively accommodative stance it adopted in the fall of 2001. However, we have continued to emphasize credit quality, and we have maintained the fund’s average credit rating in the double-A range. In our view, the fund’s high overall credit quality gives us flexibility to take advantage of trading opportunities in less highly rated securities whose prices, in our judgment, do not reflect their true value.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

The Funds 13

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Investor shares		5.38%	5.40%	5.15%
Class M shares		5.72%	5.66%	5.42%
Dreyfus Premier shares
with applicable redemption ††	12/28/94	1.85%	4.71%	—	5.18%
without redemption	12/28/94	4.85%	4.88%	—	5.18%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/94 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

As of the close of business on September 6, 2002, substantially all of the assets of another investment company managed by Dreyfus, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the “Premier Massachusetts Fund”), were transferred to the Mellon Massachusetts Fund in a tax-free reorganization and the fund commenced operations.The performance shown in the line graph for Class M shares represents the performance of the Premier Massachusetts Fund’s Class R shares prior to the commencement of operations of the Mellon Massachusetts Fund and the performance of the Mellon Massachusetts Fund’s Class M shares thereafter.The performance shown in the line graph for Investor shares represents the performance of the Premier Massachusetts Fund’s Class A shares prior to the commencement of operations of the Mellon Massachusetts Fund, and the performance of the Mellon Massachusetts Fund’s Investor shares thereafter.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares and Investor shares.The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market consisting of municipal bonds with maturities of 6-8 years.The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations.These factors can contribute to the Index outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares. Assumes the conversion of Dreyfus Premier shares to Investor shares at the end of the sixth year following the date of purchase.

14

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Mellon Municipal Bond Funds from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.62	$ 3.88	$6.38
Ending value (after expenses)	$ 1,003.80	$ 1,003.30	$ 1,000.00
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.67	$ 3.87	—
Ending value (after expenses)	$ 1,001.30	$ 999.40	—
Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.32	$ 4.57	—
Ending value (after expenses)	$ 1,000.50	$ 1,000.00	—
Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.52	$ 3.77	$ 6.33
Ending value (after expenses)	$ 1,001.10	$ 999.10	$ 997.40

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .52% for Class M, .77% for Investor and 1.27% for Dreyfus Premier, Mellon National Short-Term Municipal Bond Fund .53% for Class M and .77% for Investor, Mellon Pennsylvania Intermediate Municipal Bond Fund .66% for Class M and .91% for Investor and Mellon Massachusetts Intermediate Municipal Bond Fund ..50% for Class M, .75% for Investor and 1.26% for Dreyfus Premier, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses.Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004
Dreyfus
	Class M Shares	Investor Shares	Premier Shares

Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.64	$ 3.91	$ 6.44
Ending value (after expenses)	$ 1,022.52	$ 1,021.27	$ 1,018.75
Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.69	$ 3.91	—
Ending value (after expenses)	$ 1,022.47	$ 1,021.27	—
Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.35	$ 4.62	—
Ending value (after expenses)	$ 1,021.82	$ 1,020.56	—
Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.54	$ 3.81	$ 6.39
Ending value (after expenses)	$ 1,022.62	$ 1,021.37	$ 1,018.80

† Expenses are equal to the Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .52% for Class M, .77% for Investor and 1.27% for Dreyfus Premier, Mellon National Short-Term Municipal Bond Fund .53% for Class M and .77% for Investor, Mellon Pennsylvania Intermediate Municipal Bond Fund .66% for Class M and .91% for Investor and Mellon Massachusetts Intermediate Municipal Bond Fund ..50% for Class M, .75% for Investor and 1.26% for Dreyfus Premier, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS August 31, 2004
Mellon National Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—97.3%	Amount ($)	Value ($)		Amount ($)	Value ($)

Alabama—.9%			California (continued)
Alabama 5%, 6/1/2009	2,295,000	2,533,587	Alameda Corridor Transportation
Alabama Public School & College			Authority, Revenue
Authority, Capital Improvement			(Subordinated Lien) Zero Coupon,
5.625%, 7/1/2013	3,000,000	3,403,049	10/1/2021(Insured; AMBAC)	5,000,000	3,478,500
Alaska—.2%			California:
Anchorage, Electric Utility Revenue			6.80%, 10/1/2005	700,000	738,094
8%, 12/1/2010 (Insured; MBIA)	1,000,000	1,276,589	4%, 2/1/2008	2,385,000	2,499,671
			5.75%, 3/1/2008	190,000	195,702
Arizona—2.9%			5.75%, 3/1/2008
Arizona School Facilities Board,			(Prerefunded 3/1/2005)	45,000 [a]	46,461
State School Improvement			5.75%, 3/1/2009
Revenue 5%, 7/1/2008	1,625,000	1,780,365	(Insured;FGIC)	80,000	82,454
Maricopa County			5.75%, 3/1/2009
Unified School District:			(Insured; FGIC)
(Paradise Valley):			(Prerefunded 3/1/2005)	15,000 [a]	15,487
6.35%, 7/1/2010			6.60%, 2/1/2009	510,000	589,698
(Insured; MBIA)	550,000	649,544	4%, 2/1/2010	2,460,000	2,578,966
7%, 7/1/2011			5%, 11/1/2012
(Insured; MBIA)	1,905,000	2,346,711	(Prerefunded 11/1/2011)	655,000 [a]	736,102
(Scottsdale School)			5%, 11/1/2012	345,000	376,871
6.60%, 7/1/2012	1,250,000	1,531,174	5.50%, 6/1/2020	5,000,000	5,475,850
Phoenix:			5.25%, 11/1/2026	10,500,000	10,921,470
5.40%, 7/1/2007	1,000,000	1,093,029	5%, 2/1/2033	5,725,000	5,769,655
6.25%, 7/1/2016	1,250,000	1,536,262	California Department of Water
Phoenix Industrial			Resources, Power Supply Revenue:
Development Authority,			5.50%, 5/1/2008	4,000,000	4,408,640
SFMR 6.60%, 12/1/2029			5.375%, 5/1/2018
(Collateralized; FNMA, GNMA)	925,000	931,002	(Insured; AMBAC)	5,000,000	5,512,850
Salt River Project Agricultural			California Economic Recovery
Improvement & Power District,			5%, 7/1/2016	7,400,000	7,918,148
Electric System Revenue:			California Educational Facilities
5%, 1/1/2010	1,000,000	1,105,899	Authority: (Pepperdine University)
5%, 1/1/2016	1,475,000	1,613,516	5.75%, 9/15/2030	3,250,000	3,515,623
5%, 1/1/2017	1,000,000	1,088,169	(Stanford University)
Scottsdale 5.25%, 7/1/2007	1,000,000	1,090,359	5%, 11/1/2011	3,000,000	3,356,520
Scottsdale Industrial			California Housing Finance
Development Authority,			Agency, Home Mortgage
HR (Scottsdale Healthcare)			Revenue 5.65%, 8/1/2006
5.70%, 12/1/2021	1,000,000	1,040,319	(Insured; MBIA)	655,000	686,217
Tucson 5%, 7/1/2012	1,265,000	1,408,172	California Infrastructure & Economic
University Medical Center Corp., HR			Development Bank, Revenue
5.25%, 7/1/2016	2,310,000	2,435,016	(Clean Water State Revolving Fund)
			5%, 10/1/2017	2,500,000	2,698,900
California—19.5%			California Municipal Finance
Agua Caliente Band,			Authority, Solid Waste
Cahuilla Indians Revenue:			Disposal Revenue (Waste
4%, 7/1/2006	600,000	601,134	Management Inc. Project)
5.60%, 7/1/2013	1,815,000	1,816,851	4.10%, 9/1/2009	1,000,000 [b]	1,002,150

The Funds 17

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

California (continued)			California (continued)
California Public Works Board, LR			San Francisco City & County
(Department of Mental			Airports Commission, International
Health—Coalinga):			Airport Revenue
5%, 6/1/2025	2,500,000	2,519,975	5.625%, 5/1/2006 (Insured; FGIC)	500,000	529,965
5.125%, 6/1/2029	2,000,000	2,015,100	San Jose Redevelopment Agency,
California Statewide Community			Tax Allocation (Merged Area
Development Authority, Revenue:			Redevelopment):
(Kaiser Permanente):			6%, 8/1/2009 (Insured; MBIA)	205,000	238,327
3.70%, 6/1/2005	3,000,000	3,044,910	6%, 8/1/2009 (Insured; MBIA)	420,000	483,361
3.85%, 8/1/2006	1,250,000	1,295,775	Santa Margarita-Dana Point Authority,
Multi Family Housing:			Revenue 7.25%, 8/1/2007
(Archstone/Seascape)			(Insured; MBIA)	500,000	574,355
5.25%, 6/1/2008	4,000,000	4,243,080
(Equity Residential)			Southern California Public Power
5.20%, 6/15/2009	3,000,000	3,217,020	Authority, Power Project Revenue
Foothill/Eastern Transportation			(San Juan Unit 3):
Corridor Agency,			5.50%, 1/1/2013 (Insured; FSA)	3,010,000	3,438,233
Toll Road Revenue:			5.50%, 1/1/2014 (Insured; FSA)	2,000,000	2,287,780
0/5.80%, 1/15/2020	1,505,000 [c]	1,324,250	Westside Unified School District
0/5.875%, 1/15/2026			6%, 8/1/2014 (Insured; AMBAC)	385,000	461,438
(Insured; MBIA)	8,000,000 [c]	6,791,040	Colorado—3.4%
Golden State Tobacco Securitization			Colorado Department of Transportation,
Corp., Tobacco Settlement Revenue			Transportation Revenue
(Enhanced-Asset Backed):			5.25%, 6/15/2010
5.375%, 6/1/2017	1,750,000	1,787,958	(Insured; MBIA)	1,000,000	1,123,790
5.75%, 6/1/2021	6,755,000	7,089,170	Colorado Housing Finance Authority:
5.75%, 6/1/2023	8,240,000	8,589,706	6.75%, 4/1/2015	200,000	201,034
Kern High School District			6.70%, 10/1/2016	120,000	120,642
6.40%, 2/1/2012 (Insured; MBIA)	2,750,000	3,278,990	7.15%, 10/1/2030	225,000	227,905
Long Beach, Harbor Revenue			(Single Family Program):
5%, 5/15/2016 (Insured; FGIC)	3,000,000	3,288,480	7.10%, 5/1/2015	50,000	50,428
Los Angeles Department of Water &			6.05%, 10/1/2016	350,000	355,751
Power, Power Systems Revenue			675%, 10/1/2021	620,000	635,674
5.25%, 7/1/2011 (Insured; MBIA)	2,250,000	2,534,670	7.55%, 11/1/2027	80,000	80,708
Los Angeles Unified School District			6.80%, 11/1/2028	105,000	105,936
5.75%, 7/1/2016 (Insured; MBIA)	2,000,000	2,369,860	Jefferson County School District:
Modesto Wastewater Treatment			5.25%, 12/15/2005
Facility, Revenue			(Insured; MBIA)	1,680,000	1,758,910
6%, 11/1/2009 (Insured; MBIA)	500,000	578,555	6.50%, 12/15/2010
Oakland Joint Powers Financing			(Insured; MBIA)	1,500,000	1,797,720
Authority, LR (Oakland Convention			Northwest Parkway Public
Centers) 5.50%, 10/1/2013			Highway Authority:
(Insured; AMBAC)	1,500,000	1,726,875	0/5.45%, 6/15/2017
Sacramento Municipal Utility District,			(Insured; FSA)	7,690,000 [c]	6,156,999
Electric Revenue:			0/5.55%, 6/15/2018
5.30%, 7/1/2012	1,275,000	1,390,732	(Insured; FSA)	5,000,000 [c]	3,984,950
5.25%, 5/15/2013			0/5.70%, 6/15/2021
(Insured; FGIC)	3,530,000	3,996,737	(Insured; AMBAC)	7,345,000 [c]	5,729,981

18

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Colorado (continued)			Georgia—3.1%
University of Colorado,			Atlanta, Water & Wastewater
Enterprise System Revenue:			Revenue 5%, 11/1/2029
5%, 6/1/2009	500,000	551,510	(Prerefunded 5/1/2009)	1,435,000 [a]	1,595,763
5.50%, 6/1/2010	500,000	568,230	Chatham County Hospital Authority
Connecticut—1.0%			(Memorial Health Medical Center)
			6.125%, 1/1/2024	2,480,000	2,643,085
Connecticut 5%, 11/15/2005	500,000	520,880
			DeKalb County, Water & Sewer
Connecticut Health & Educational			Revenue 6.25%, 10/1/2005	1,000,000	1,050,780
Facilities Authority, Revenue:
(Greenwich Academy):			Fulton County, Water & Sewer
4.25%, 3/1/2022			Revenue 5.25%, 1/1/2035
(Insured; FSA)	560,000 [b]	549,489	(Insured; FGIC)	5,000,000 [b]	5,244,800
4.25%, 3/1/2023			Georgia:
(Insured; FSA)	475,000 [b]	459,382	5.95%, 3/1/2008	3,650,000	4,088,511
4.50%, 3/1/2025			5.40%, 11/1/2010	1,000,000	1,142,080
(Insured; FSA)	530,000 [b]	521,976	5.75%, 9/1/2011	3,460,000	4,025,433
4.60%, 3/1/2026			Georgia Municipal Electric
(Insured; FSA)	705,000 [b]	697,880	Authority (Project One)
(Yale University)			6%, 1/1/2006	1,275,000	1,343,812
5.125%, 7/1/2027	300,000	307,470	Illinois—3.9%
Mohegan Tribe Indians Gaming			Chicago:
Authority, Public Improvement			Gas Supply Revenue
(Priority Distribution):			(Peoples Gas, Light & Coke)
5.375%, 1/1/2011	1,400,000	1,526,714	4.75%, 3/1/2030	1,000,000	1,035,830
6%, 1/1/2016	1,750,000	1,903,825	SFMR 4.70%, 10/1/2017
Stamford 6.60%, 1/15/2007	500,000	553,885	(Collateralized; FNMA, GNMA)	310,000	311,032
Florida—3.2%			Chicago Metropolitan Water
Broward County, RRR			Reclamation District
(Wheelabrator North)			(Chicago Capitol Improvement)
4.50%, 12/1/2011	100,000	104,412	7.25%, 12/1/2012	8,500,000	10,858,920
Capital Trust Agency, Revenue			Du Page County Community
(Seminole Tribe Convention):			High School District (Downers
8.95% 10/1/2033	1,880,000	2,183,150	Grove) 5.50%, 12/1/2014
10%, 10/1/2033	7,315,000	8,760,590	(Insured; FSA)	1,000,000	1,115,660
Florida Municipal Loan Council,			Illinois Health Facilities Authority,
Revenue 5.75%, 11/1/2015			Revenue (Loyola University
(Insured; MBIA)	520,000	595,067	Health System) 5.75%, 7/1/2011	3,500,000	3,819,130
Hillsborough County Educational			Lake County Community Unitary
Facilities Authority (University of			School District (Waukegan) 5.625%,
Tampa Project) 5.75%, 4/1/2018	3,435,000	3,823,155	12/1/2011 (Insured; FSA)	3,150,000	3,549,546
Key West Utility Board,			Regional Transportation Authority:
Electric Revenue 5.75%,			7.75%, 6/1/2009 (Insured; FGIC)	1,000,000	1,218,020
10/1/2006 (Insured; FGIC)	1,000,000	1,080,720	7.75%, 6/1/2010 (Insured; FGIC)	1,620,000	2,019,346
			7.75%, 6/1/2012 (Insured; FGIC)	1,890,000	2,444,072
Orlando & Orange County
Expressway Authority,			Iowa—.5%
Expressway Revenue			Muscatine, Electric Revenue
5%, 7/1/2013			5.50%, 1/1/2011
(Insured; AMBAC)	4,710,000	5,259,704	(Insured; AMBAC)	3,000,000	3,406,380

The Funds 19

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Kansas—.9%			Massachusetts (continued)
Burlington, PCR (Kansas Gas &			Massachusetts Port Authority,
Electric Co. Project) 5.30%,			Revenue
6/1/2031 (Insured; MBIA)	2,000,000	2,103,560	5.75%, 7/1/2010	1,325,000	1,509,096
Wyandotte County/Kansas City,			6%, 7/1/2012	2,035,000	2,293,649
Unified Government PCR (General			Weston:
Motors Corporation Project)			5.625%, 3/1/2017	650,000	737,016
6%, 6/1/2025	4,000,000	4,179,880	5.625%, 3/1/2018	665,000	754,024
Kentucky—.7%			Worcester, Municipal Purpose Loan
Kentucky Property &			5.75%, 10/1/2014 (Insured;
Buildings Commission,			MBIA) (Prerefunded 10/1/2005)	1,000,000 [a]	1,065,560
Revenue 6%, 2/1/2014			Michigan—.6%
(Prerefunded 2/1/2010)	2,000,000 [a]	2,313,540	Fowlerville Community School District
Kentucky Turnpike Authority, EDR			6.50%, 5/1/2006 (Insured; MBIA)	555,000	598,185
(Revitalization’s Projects):			Michigan Hospital Finance Authority,
6.50%, 7/1/2007	1,000,000	1,122,000	Revenue (Genesys Regional Medical
5.50%, 7/1/2012			Hospital) 5.50%, 10/1/2008	1,505,000	1,681,988
(Insured; AMBAC)	1,250,000	1,437,013
			Michigan Municipal Board Authority,
Maine—.3%			Revenue (Drinking Water Revolving
Maine Municipal Bond Bank			Fund) 5.50%, 10/1/2015	1,000,000	1,166,870
5.875%, 11/1/2013			Saint Johns Public Schools
(Insured; FSA)	1,660,000	1,903,157	(School Bond Loan Fund)
Maryland—.2%			6.50%, 5/1/2006 (Insured; FGIC)	525,000	565,940
Maryland Health & Higher			Minnesota—2.0%
Educational Facilities Authority,			Cohasset, PCR (Collateral—Allete Inc.
Revenue (Johns Hopkins University)			Project) 4.95%, 7/1/2022	9,000,000	9,114,840
5%, 7/1/2004	1,000,000	1,041,340	Minneapolis (Special School
Massachusetts—3.9%			District No. 1) 5%, 2/1/2014	2,350,000	2,559,056
Massachusetts			Minnesota 5.40%, 8/1/2008	2,000,000	2,068,380
Consolidated Loan:			Mississippi—.3%
5.75%, 9/1/2013			Mississippi 5.50%, 12/1/2017	1,250,000	1,460,288
(Prerefunded 9/1/2009)	500,000 [a]	570,840
5%, 8/1/2016			Mississippi Higher Education
(Prerefunded 8/1/2014)	3,000,000 [a]	3,333,030	Assistance Corporation,
5.25%, 11/1/2030			Student Loan Revenue
(Prerefunded 11/1/2012)	3,000,000 [a]	3,355,950	6.05%, 9/1/2007	140,000	140,288
Massachusetts Development Finance			Mississippi University Educational
Agency, Revenue (Comb Jewish			Building Corp., Revenue 5.25%,
Philanthropies) 4.75%, 2/1/2015	4,135,000	4,436,317	8/1/2016 (Insured; MBIA)	400,000	453,308
Massachusetts Municipal Wholesale			Missouri—.9%
Electric Company, Power Supply			Missouri Environmental Improvement
System Revenue:			& Energy Resource Authority,
(Project Number 6):			Water Pollution Control Revenue
5%, 7/1/2006 (Insured; MBIA)	4,250,000	4,494,460	(Revolving Fund Program)
5.25%, 7/1/2012			5.50%, 7/1/2014	1,250,000	1,449,650
(Insured; MBIA)	2,000,000	2,250,280	Missouri Highways & Transport
(Stony Brook Intermediate)			Commission, Road Revenue:
4.50%, 7/1/2006			5.50%, 2/1/2010	2,000,000	2,264,760
(Insured; MBIA)	1,800,000	1,887,390	5.50%, 2/1/2011	2,000,000	2,280,420

20

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Nebraska—1.1%			New Mexico (continued)
Lincoln, Electric System Revenue			New Mexico Highway Commission,
5%, 9/1/2026	5,000,000	5,129,350	Tax Revenue 6%, 6/15/2015
Municipal Energy Agency of			(Prerefunded 6/15/2010)	2,000,000 [a]	2,328,120
Nebraska Power Supply System			New York—10.7%
5%, 4/1/2025 (Insured; FSA)	2,000,000	2,064,000	Greece Central School District:
Nevada—.3%			6%, 6/15/2010	225,000	262,697
Humboldt County, PCR			6%, 6/15/2011	950,000	1,119,290
(Sierra Pacific) 6.55%, 10/1/2013			6%, 6/15/2012	950,000	1,129,094
(Insured; AMBAC)	2,000,000	2,088,200	6%, 6/15/2013	950,000	1,136,001
New Hampshire—.3%			6%, 6/15/2014	950,000	1,144,038
			6%, 6/15/2015	950,000	1,148,978
Nashua, Capital Improvement
5.50%, 7/15/2018	560,000	630,470	Long Island Power Authority,
			Electric System Revenue:
New Hampshire Business Finance			5%, 6/1/2009	2,000,000	2,173,740
Authority, PCR (Central Maine			5%, 4/1/2010
Power Co.) 5.375%, 5/1/2014	1,000,000	1,078,650	(Insured; AMBAC)	2,500,000	2,764,700
New Jersey—3.6%			Metropolitan Transportation
Gloucester County Improvement			Authority:
Authority, Solid Waste			Commuter Facilities Revenue:
Resource Recovery Revenue:			5.50%, 7/1/2007
6.85%, 12/1/2009	4,000,000	4,579,520	(Insured; AMBAC)	1,000,000	1,096,640
7%, 12/1/2009	1,000,000	1,140,210	5.50%, 7/1/2011	1,000,000	1,116,120
New Jersey 6%, 2/15/2011	1,000,000	1,163,580	(Grand Central Terminal)
New Jersey Economic			5.70%, 7/1/2024
Development Authority:			(Insured; FSA)
School Facilities Construction			(Prerefunded 7/1/2005)	200,000 [a]	209,048
Revenue 5.25%, 6/15/2018			Service Contract Revenue
(Insured; AMBAC)	5,375,000	5,902,610	5.75%, 1/1/2018	1,500,000	1,744,620
Transportation Sublease Revenue			Transit Facilities Revenue
(New Jersey Transit Corp.			6.30%, 7/1/2007
Light Rail Transit System)			(Insured; MBIA)	5,250,000	5,872,493
5.875%, 5/1/2014 (Insured;			Municipal Assistance
FSA) (Prerefunded 5/1/2009)	1,000,000 [a]	1,140,890	Corporation For
New Jersey Highway Authority,			the City of New York 6%,
General Revenue			7/1/2005 (Insured; AMBAC)	100,000	103,842
(Garden State Parkway):			Nassau County, General
5%, 1/1/2009 (Insured; FGIC)	1,060,000	1,163,816	Improvement
5%, 1/1/2010 (Insured; FGIC)	1,110,000	1,228,715	5.10%, 11/1/2013
New Jersey Transit Corp., COP:			(Insured; AMBAC)	3,000,000	3,296,640
5.50%, 9/15/2009			New York City:
(Insured; AMBAC)	5,000,000	5,602,050	7%, 8/1/2006	300,000	327,810
6%, 9/15/2015			6%, 8/1/2008
(Insured; AMBAC)			(Prerefunded 9/3/2004)	575,000 [a]	583,775
(Prerefunded 9/15/2010)	2,000,000 [a]	2,339,960	6%, 4/15/2009	2,885,000	3,157,171
New Mexico—.5%			6%, 4/15/2009
New Mexico Finance Authority,			(Prerefunded 4/15/2007)	1,115,000 [a]	1,240,460
Revenue (Public Project Revolving			5.50%, 8/1/2010	2,000,000	2,269,980
Fund) 5.25%, 6/1/2017			5.75%, 8/1/2012	545,000	596,590
(Insured; AMBAC)	1,000,000	1,111,560	5.75%, 8/1/2013	1,650,000	1,830,543
The Funds 21

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New York (continued)			New York (continued)
New York City Municipal Water			Orange County 5.50%, 11/15/2007	250,000	276,620
Finance Authority, Water &			Port Authority of New York and
Sewer Systems Revenue:			New Jersey 5.50%, 10/15/2006
5.75%, 6/15/2026 (Insured; MBIA)			(Insured; MBIA)	3,045,000	3,266,615
(Prerefunded 6/15/2006)	440,000 [a]	475,851	Tobacco Settlement Financing Corp.,
5.75%, 6/15/2026 (Insured; MBIA)	815,000	876,190	Revenue (Asset Backed)
New York City Transitional			5.50%, 6/1/2019	5,000,000	5,492,650
Finance Authority, Revenue			North Carolina—4.9%
5.50%, 11/1/2011	3,000,000	3,377,190
6.125%, 11/15/2014			Charlotte 5%, 4/1/2013	1,000,000	1,120,190
(Prerefunded 5/15/2010)	825,000 [a]	974,284	Charlotte-Mecklenberg Hospital
6.125%, 11/15/2014	175,000	203,877	Authority, Health Care
6.125%, 11/15/2015			System Revenue
(Prerefunded 5/15/2010)	2,000,000 [a]	2,361,900	5.60%, 1/15/2011	1,000,000	1,066,750
New York State Dorm Authority,			Concord, COP 5.50%,
Revenue:			6/1/2011 (Insured; MBIA)	1,000,000	1,136,960
(Consolidated City University			Durham County 5.50%, 4/1/2010	1,000,000	1,138,360
System) 5.75%, 7/1/2018			Guilford County, Public Improvement
(Insured; FSA)	200,000	237,484	5.10%, 10/1/2014	1,500,000	1,663,995
(FIT Student Housing)
5.75%, 7/1/2006			Mecklenburg County:
(Insured; AMBAC)	130,000	139,252	5.50%, 4/1/2011	1,195,000	1,369,554
(Mental Health Services Facilities):			Public Improvement
6%, 8/15/2005	15,000	15,642	4.75%, 4/1/2008	1,000,000	1,083,610
6%, 8/15/2005	985,000	1,024,686	North Carolina:
(North Shore Long Island			5%, 2/1/2012	9,000,000	10,071,270
Jewish Group)			Public Improvement
5%, 5/1/2018	2,900,000	2,989,291	5%, 3/1/2012	5,000,000	5,597,650
(Vassar College) 6%, 7/1/2005	250,000	259,330	North Carolina Eastern Municipal
New York State Power Authority,			Power Agency, Power System
General Purpose Revenue 7%,			Revenue 5.375%, 1/1/2016	1,500,000	1,605,870
1/1/2018 (Prerefunded 1/1/2010)	300,000 [a]	362,088	North Carolina Municipal Power
New York State Thruway Authority:			Agency, Electric Revenue
(Highway & Bridge Trust Fund):			(No. 1 Catawba) 5%, 1/1/2005	1,000,000	1,011,080
5.50%, 4/1/2007 (Insured; FGIC)	500,000	544,300	Raleigh Durham Airport
5.50%, 4/1/2013 (Insured; FGIC)	1,000,000	1,138,660	Authority, Revenue 5.25%,
6%, 4/1/2014 (Insured; FSA)			11/1/2013 (Insured; FGIC)	2,890,000	3,215,009
(Prerefunded 4/1/2010)	2,000,000 [a]	2,344,040	Wake County 5.75%, 2/1/2015	2,000,000	2,280,040
6%, 4/1/2016 (Insured; FSA)			Wake County Industrial Facilities
( Prerefunded 4/1/2010)	1,000,000 [a]	1,172,020	& Pollution Control Financing
(Second General Highway &			Authority, Revenue (Carolina
Bridge Trust Fund) 5.25%,			Power & Light Co.)
4/1/2012 (Insured; AMBAC)	5,000,000	5,658,200	5.375%, 2/1/2017	1,000,000	1,077,220
New York State Urban Development			Ohio—3.4%
Corp., Revenue:
(Correctional Capital Facilities)			Akron, Sewer Systems
5%, 1/1/2011	5,000,000	5,415,100	Revenue 6%, 12/1/2014	500,000	575,800
(Higher Education Technology			Butler County Transportation
Grants) 5.75%, 4/1/2015			Improvement District
(Insured; MBIA)	500,000	521,775	6%, 4/1/2011 (Insured; FSA)	1,000,000	1,133,630

22

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Ohio (continued)			Pennsylvania (continued)
Columbus 6%, 6/15/2008	3,000,000	3,392,160	Pennsylvania Higher Educational
Cuyahoga County, Revenue			Facilities Authority,
(Cleveland Clinic Health System):			Health Services Revenue
6%, 1/1/2015	2,265,000	2,571,205	(University of Pennsylvania):
6%, 1/1/2017	3,900,000	4,350,840	5.35%, 1/1/2008	3,750,000	3,915,075
Erie County, Hospital Facilities			7%, 1/1/2008	1,800,000	1,842,858
Revenue (Firelands Regional			Scranton-Lackawanna Health
Medical Center) 4.50%, 8/15/2006	1,200,000	1,244,460	& Welfare Authority Catholic
Ohio Infrastructure Improvements			Healthcare Revenue (Mercy Health)
5.625%, 2/1/2009	1,000,000	1,124,450	5.10%, 1/1/2007 (Insured; MBIA)	100,000	106,888
Ohio Building Authority:			State Public School Building
(Adult Correction Building)			Authority, College Revenue
5.25%, 4/1/2013	2,000,000	2,200,280	(Harrisburg Community College)
(Juvenile Correction Facilities)			6.25%, 4/1/2008 (Insured; MBIA)	795,000	899,328
5.50%, 4/1/2014	3,295,000	3,718,210	Swarthmore Borough Authority,
(Sports Building Fund)			College Revenue:
5.50%, 4/1/2014	1,945,000	2,194,816	5%, 9/15/2011	1,000,000	1,114,900
Toledo—Lucas County Port Authority,			5%, 9/15/2012	1,400,000	1,563,058
Port Facilities Revenue (Cargill Inc.			Rhode Island—.2%
Project) 4.50%, 12/1/2015	900,000	924,363	Rhode Island Health & Educational
Oklahoma—.2%			Building Corp., Higher Educational
Oklahoma Capital Improvement			Revenue (Providence College):
Authority, State Highway Capital			4.50%, 11/1/2017	795,000	817,522
Improvement Revenue			4.50%, 11/1/2018	500,000	510,715
5%, 6/1/2006 (Insured; MBIA)	1,200,000	1,267,776	5%, 11/1/2022 (Insured; XLCA)	250,000	259,955
Oklahoma Housing Finance Agency,			South Carolina—3.7%
SFMR 6.80%, 9/1/2016	165,000	166,330	Greenville County School District,
Oregon—.8%			Installment Purchase Revenue
			(Building Equity Sooner Tomorrow):
Jackson County School District:			5.25%, 12/1/2010	10,000,000	11,086,700
(Central Point) 5.75%,			5.25%, 12/1/2011	5,650,000	6,269,579
6/15/2016 (Insured; FGIC)	2,265,000	2,560,854	5.875%, 12/1/2018	3,000,000	3,381,810
(Eagle Point) 5.625%, 6/15/2014	1,500,000	1,707,060	5%, 12/1/2024	1,000,000	1,019,970
Portland Urban Renewal &			South Carolina Jobs-Economic
Redevelopment (Convention			Development Authority, Revenue:
Center) 5.75%, 6/15/2018			Economic Development (Waste
(Insured; AMBAC)	1,150,000	1,304,480	Management of South Carolina
Pennsylvania—2.6%			Inc.) 4.10%, 11/1/2004	1,000,000	1,002,730
Allegheny County Hospital			Hospital Facilities
Development Authority,			(Georgetown Memorial
Revenue (University of			Hospital) 5.25%, 2/1/2021	1,250,000	1,298,375
Pittsburgh Medical Center)			South Carolina School Facilities
5.25%, 6/15/2015	1,620,000	1,728,540	5%, 1/1/2009	1,000,000	1,100,950
Chester County 5%, 11/15/2010	3,420,000	3,826,706	Tennessee—.1%
Montgomery County Industrial			Shelby County Health Educational
Development Authority, PCR			& Housing Facilities Board, Revenue
(Peco Energy Co. Project)			(St. Judes Children’s Research)
5.30%, 10/1/2004	2,500,000	2,505,925	5%, 7/1/2009	300,000	323,712

The Funds 23

STATEMENT OF INVESTMENTS (continued)
Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Texas—4.3%			Virginia (continued)
Austin Independent School District			Louisa Industrial Development
5.70%, 8/1/2011	1,530,000	1,635,126	Authority, PCR (Virginia Electric
Dallas Fort Worth, International			& Power Co.) 5.25%, 12/1/2008	3,000,000	3,165,720
Airport Revenue 5.50%,			Newport News Industrial
11/1/2031 (Insured; FGIC)	1,000,000	1,037,960	Development Authority, Revenue
Harris County, Toll Road Revenue			(Advanced Shipbuilding Carrier)
6%, 8/1/2009 (Insured; FGIC)	5,150,000	5,907,256	5.50%, 9/1/2010	1,000,000	1,137,990
Laredo Independent School			Peninsula Ports Authority,
District 6%, 8/1/2014			Coal Terminal Revenue
(Prerefunded 8/1/2009)	1,000,000 [a]	1,151,210	(Dominion Terminal Associates)
Lewisville Independent School			6%, 4/1/2033	7,685,000	7,945,829
District Building Bonds:			Virginia Commonwealth
7.50%, 8/15/2006	650,000	721,936	Transportation Board (Federal
7.50%, 8/15/2007	600,000	693,306	Highway Reimbursement Notes)
Mission Consolidated Independent			5%, 9/27/2012	2,000,000	2,237,820
School District 5.875%, 2/15/2009	1,690,000	1,872,943	Washington—1.1%
North Forest Independent			Cowlitz County, Special Sewer Revenue
School District:			(CSOB Wastewater Treatment)
5.25%, 8/15/2005	135,000	139,830	5.50%, 11/1/2019 (Insured; FGIC)	1,500,000	1,730,730
5.25%, 8/15/2005	865,000	895,578	Seattle Municipal Light & Power,
San Antonio Electric & Gas			Revenue 5.50%, 12/1/2010	1,000,000	1,132,510
Revenue, General Improvement			Washington Public Power
5.90%, 2/1/2016	500,000	565,120	Supply System, Revenue
Texas Municipal Power Agency,			(Nuclear Project Number 1):
Revenue 4.40%, 9/1/2011			6%, 7/1/2005 (Insured; AMBAC)	3,000,000	3,111,690
(Insured; FGIC)	4,000,000	4,177,520	6%, 7/1/2006 (Insured; MBIA)	500,000	537,645
Texas Public Finance Authority			7%, 7/1/2008	380,000	443,711
5.50%, 10/1/2007	2,750,000	3,026,403	7%, 7/1/2008	620,000	720,000
University of Texas			Wisconsin—.2%
Permanent University Fund			Kenosha, Waterworks Revenue
5%, 7/1/2023	7,000,000	7,311,990	5%, 12/1/2012 (Insured; FGIC)	750,000	824,393
Utah—.8%			Wisconsin Health & Educational
Intermountain Power Agency,			Facilities Authority, Revenue
Power Supply Revenue:			(Aurora Medical Group Inc.)
6%, 7/1/2008 (Insured; MBIA)	4,200,000	4,734,828	5.75%, 11/15/2007 (Insured; FSA)	500,000	553,320
6.25%, 7/1/2009 (Insured; FSA)	750,000	866,723	U. S. Related—6.1%
Vermont—.8%			Puerto Rico Commonwealth:
Burlington, Electric Revenue:			5%, 7/1/2008 (Insured; FGIC)	10,000,000	10,994,600
6.25%, 7/1/2011 (Insured; MBIA)	2,000,000	2,372,320	6.25%, 7/1/2011 (Insured; MBIA)	950,000	1,135,222
6.25%, 7/1/2012 (Insured; MBIA)	2,500,000	2,994,800	5%, 7/1/2012	2,000,000	2,169,640
			6%, 7/1/2013	1,500,000	1,675,860
Virginia—3.2%			6.25%, 7/1/2013
Chesterfield County Industrial			(Insured; MBIA)	1,380,000	1,678,439
Development Authority, PCR			Public Improvement
5.875%, 6/1/2017	3,000,000	3,300,000	5%, 7/1/2027
Fairfax County, Public Improvement			(Prerefunded 7/1/2012)	5,000,000	5,598,800
5%, 6/1/2007	4,000,000	4,327,360

24

Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U. S. Related (continued)			Massachusetts (continued)
Puerto Rico Commonwealth Highway			Massachusetts Health & Educational
& Transportation Authority,			Facilities Authority, Revenue, VRDN
Transportation Revenue:			(Capital Asset Program):
6.25%, 7/1/2009			1.34% (Insured MBIA)	3,035,000 [d]	3,035,000
(Insured; MBIA)	150,000	174,674	1.36% (LOC; Bank One
5.875%, 7/1/2035			International Corp.)	1,300,000 [d]	1,300,000
(Insured; MBIA)			Minnesota—.3%
(Prerefunded 7/1/2010)	1,405,000 [a]	1,647,503	Arden Hills, Housing & Health
5.875%, 7/1/2035			Care Facilities Revenue,
(Insured; MBIA)	2,595,000	2,939,434	VRDN (Presbyterian Homes)
Puerto Rico Electric Power Authority,			1.40% (LOC; U.S. Bank Trust, N.A.)	2,100,000 [d]	2,100,000
Power Revenue:			Nebraska—.5%
6.50%, 7/1/2006
(Insured; MBIA)	625,000	679,444	Lancaster County Hospital
5.25%, 7/1/2015			Authority, VRDN:
(Insured; MBIA)	2,000,000	2,294,740	Health Facilities Revenue
5.25%, 7/1/2029			(Immanuel Health System)
(Insured; FSA)	2,000,000	2,097,460	1.35% (LOC; La Salle
			National Bank)	2,100,000 [d]	2,100,000
Puerto Rico Public Buildings			No. 1 Hospital Revenue
Authority, Government			(Bryan LGH Medical Center
Facility Revenue:			Project) 1.35%
6.25%, 7/1/2010			(Insured; AMBAC)	1,200,000 [d]	1,200,000
(Insured; AMBAC)	750,000	886,335
5.50%, 7/1/2014	1,000,000	1,137,030	Tennessee—.5%
5.50%, 7/1/2015	1,000,000	1,141,640	Montgomery County Public Building
5.50%, 7/1/2016	2,000,000	2,279,480	Authority, Pooled Financing
5.75%, 7/1/2017	1,945,000	2,265,828	Revenue, VRDN (Tennessee
University of Puerto Rico,			County Loan Pool) 1.37%
University Revenue			(LOC; Bank of America
6.25%, 6/1/2008			National Trust)	3,700,000 [d]	3,700,000
(Insured; MBIA)	750,000	855,878	Texas—.2%
Total Long-Term			Harris County Health Facilities
Municipal Investments			Development Corp., HR, VRDN
(cost $623,433,485)		664,302,018	(Texas Children’s Hospital)

			1.36% (Insured; AMBAC)	1,200,000 [d]	1,200,000

Short-Term Municipal Investments—3.1%			Total Short-Term

			Municipal Investments
Florida—.1%			(cost $21,015,000)		21,015,000

Jacksonville Health Facilities Authority,
HR VRDN (Genesis Rehabilitation			Total Investments
Hospital) 1.37% (LOC; Nationsbank)	350,000 [d]	350,000	(cost $644,448,485)	100.4%	685,317,018
Massachusetts—1.5%			Liabilities, Less Cash and Receivables	(.4%)	(2,415,860)

Massachusetts, VRDN			Net Assets	100.0%	682,901,158
(Central Artery) 1.35%	6,030,000 [d]	6,030,000

The Funds 25

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation		LR	Lease Revenue
COP	Certificate of Participation		MBIA	Municipal Bond Investors Assurance
EDR	Economic Development Revenue			Insurance Corporation
FGIC	Financial Guaranty Insurance Company		PCR	Pollution Control Revenue
FNMA	Federal National Mortgage Association		RRR	Resources Recovery Revenue
FSA	Financial Security Assurance		SFMR	Single Family Mortgage Revenue
GNMA	Government National Mortgage Association		VRDN	Variable Rate Demand Notes
HR	Hospital Revenue		XLCA	XL Capital Assurance
LOC	Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)

AAA	Aaa		AAA	51.2
AA	Aa		AA	19.2
A	A		A	19.5
BBB	Baa		BBB	5.4
F1	MIG1/P1		SP1/A1	3.1
Not Rated [e]	Not Rated [e]		Not Rated [e]	1.6
				100.0

[a] Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Zero Coupon until a specified date, at which time the stated coupon rate becomes effective until maturity.
[d] Securities payable on demand.Variable interest rate — subject to periodic change.
[e] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

26

STATEMENT OF FINANCIAL FUTURES August 31, 2004
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 8/31/2004 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	100	11,151,563	September 2004	(354,688)
U.S. Treasury Futures 10 Year Note	200	22,693,750	September 2004	(1,153,906)
				(1,508,594)

See notes to financial statements.
The Funds 27

STATEMENT OF INVESTMENTS August 31, 2004
Mellon National Short-Term Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—96.8%	Amount ($)	Value ($)		Amount ($)		Value ($)

Alabama—1.6%			Connecticut (continued)
State of Alabama 5.25%, 6/1/2007	1,205,000	1,309,956	Mashantucket Western Pequot Tribe,
Alabama Water Pollution Control			Special 6.50%, 9/1/2006	495,000	[b]	541,580
Authority, Revolving Fund Loan			Mohegan Tribe of Indians,
5.50%, 8/15/2007			Gaming Authority Priority
(Insured; AMBAC)	2,000,000	2,194,820	Distribution Payment Public
Arizona—1.3%			Improvement 5%, 1/1/2008	600,000		638,064
Maricopa County Community			Florida—4.8%
College District 6.50, 7/1/2009			Escambia County Health
(Prerefunded 7/1/2006)	1,510,000 [a]	1,655,609	Facilities Authority, Revenue
Tucson 5%, 7/1/2005	1,160,000	1,194,011	(Ascension Health Credit):
			5%, 11/15/2006	1,000,000		1,062,510
California—8.0%			5%, 11/15/2007	400,000		431,504
Agua Caliente Band of Cahuilla			Orlando Utilities Commission,
Indians, Revenue:			Water and Electric
4%, 7/1/2006	400,000	400,756	Revenue 5%, 10/1/2006	1,000,000		1,065,240
4.60%, 7/1/2008	800,000	799,568
			Palm Beach County, Public
State of California, Economic			Improvement Revenue
Recovery 5%, 7/1/2008	2,500,000	2,736,125	(Convention Center Revenue)
California Infrastructure and Economic			5%, 11/1/2011 (Insured; FGIC)	2,500,000		2,737,100
Development Bank, Workers			Pinellas County, Capital
Compensation Relief Revenue			Improvement Revenue
5%, 10/1/2009 (Insured; AMBAC)	2,500,000	2,774,500	4.50%, 1/1/2006	4,000,000		4,151,520
California Statewide Communities			Saint Johns County Industrial
Development Authority,			Development Authority, IDR
Revenue (Kaiser Permanente):			(Professional Golf Hall of Fame
3.85%, 8/1/2006	1,000,000	1,036,620	Project) 5.875%, 9/1/2023
2.625%, 5/1/2008	2,000,000	1,996,900	(Insured; MBIA)
California Department of Water			(Prerefunded 9/1/2006)	1,085,000	[a]	1,183,627
Resources, Power Supply Revenue:			Georgia—2.0%
5%, 2/1/2008	1,000,000	1,080,610
5.50%, 5/1/2008	3,500,000	3,857,560	College Park Business and Industrial
			Development Authority,
Santa Clara Transitional Authority,			Revenue (Civic Center Project)
Sales Tax Revenue 4%, 10/2/2006	3,000,000	3,136,020	5.80%, 9/1/2005 (Insured; FSA)	1,165,000		1,215,223
Colorado—1.9%			De Kalb County Development
Colorado Health Facilities Authority,			Authority, Revenue
Revenue (Evangelical Lutheran			(Emory University Project)
Hospital) 3.75%, 6/1/2009	1,000,000	1,005,630	5.375%, 11/1/2005	3,000,000		3,133,920
Denver City and County Board			Illinois—4.2%
of Water Commissioners			Chicago, Sales Tax Revenue
5%, 9/1/2007	3,000,000	3,254,490	5.375%, 1/1/2030 (Insured FGIC)
Connecticut—1.5%			(Prerefunded 1/1/2009)	2,000,000	[a]	2,240,800
State of Connecticut:			Chicago Transit Authority,
4%, 12/15/2005	1,000,000	1,031,610	Capital Grant Receipt
Airport Revenue 7.65%,			Revenue (Douglas Branch
10/1/2012 (Insured; FGIC)			Reconstruction) 5%, 6/1/2007
(Prerefunded 10/1/2004)	1,110,000 [a]	1,115,872	(Insured; AMBAC)	7,000,000		7,174,510

28

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Indiana—.4%			Michigan (continued)
Indiana Development Finance			Michigan Municipal Bond
Authority, SWDR (Waste			Authority, Revenue (Clean
Management Inc. Project)			Water State Revolving Fund):
.70%, 10/1/2005	1,000,000	1,000,210	4.50%, 10/1/2006	1,000,000	1,055,900
Kansas—1.4%			5%, 10/1/2006	1,000,000	1,066,080
Burlington, PCR (Kansas Gas			Minnesota—1.2%
and Electric Co. Project)			State of Minnesota 5%, 10/1/2006	2,000,000	2,132,600
2.65%, 6/1/2006	2,500,000	2,530,350	Willmar Independent School
Crawford County Unified			District No. 347 5.15%, 2/1/2009	400,000	417,852
School District No. 250			Mississippi—1.4%
6%, 9/1/2004 (Insured; FSA)	565,000	565,000	State of Mississippi, Highway
Kentucky—1.7%			Revenue, Four Lane Highway
Kentucky Economic Development			Program 5.25%, 6/1/2006	3,000,000	3,182,850
Finance Authority, Health System			Missouri—3.0%
Revenue (Norton Healthcare Inc.)			Missouri, Water Pollution Control
6.25%, 10/1/2012	1,000,000	1,086,190	4%, 10/1/2007	3,000,000	3,175,260
Logan/Todd Regional Water			Missouri Board of Public Buildings,
Commission, Revenue			State Office Building Special
4%, 2/1/2007	2,500,000	2,617,225	Obligation 5.50%, 5/1/2005	3,365,000	3,456,494
Maryland—1.7%			Nebraska—1.1%
Washington Suburban Sanitary			Omaha Public Power District, Electric
District, Sewage Disposal			Revenue 4.50%, 2/1/2009	2,200,000	2,367,398
5%, 6/1/2006	3,500,000	3,702,020
			Nevada—.9%
Massachusetts—2.2%
			Clarke County, PCR (Southern
Massachusetts College Building			California Edison Co.)
Authority, Project			3.25%, 3/2/2009	2,000,000	1,984,100
Revenue 4%, 5/1/2006	535,000	554,399
			New Hampshire—.5%
Massachusetts Health and Educational
Facilities Authority, Revenue:			State of New Hampshire
(Boston College) 5%, 6/1/2007	1,000,000	1,076,820	4%, 7/15/2005	1,000,000	1,022,070
(Springfield College)			New Jersey—3.9%
4%, 10/15/2007	1,220,000	1,278,389	New Jersey Economic
Massachusetts Development			Development Authority:
Finance Agency, Revenue			Exempt Facilities Revenue
(Combined Jewish Philanthropies)			(Waste Management of
3.50%, 2/1/2008	1,880,000	1,925,101	New Jersey Inc. Project)
Michigan—3.0%			4%, 11/1/2004	2,800,000	2,807,252
			School Facilities Construction
State of Michigan (Environmental			5%, 9/1/2007	1,000,000	1,080,740
Project) 5%, 5/1/2009	2,000,000	2,206,360
			New Jersey Transit Corp., Capital
Michigan Building Authority,			Grant Anticipation Notes 5.50%,
Revenue (Facilities Program)			2/1/2005 (Insured; AMBAC)	2,500,000	2,542,625
5.50%, 10/15/2006	1,250,000	1,347,125
			New Jersey Transportation
Michigan Hospital Finance Authority,			Trust Fund Authority
Revenue (Oakwood Obligated Group)			5%, 12/15/2006	1,000,000	1,066,600
5%, 11/1/2007	1,000,000	1,057,310

The Funds 29

STATEMENT OF INVESTMENTS (continued)
Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

New Jersey (continued)			Oklahoma (continued)
University of Medicine and Dentistry,			Tulsa 4%, 5/1/2007	2,200,000	2,315,368
COP 6.75%, 12/1/2009			Pennsylvania—8.6%
(Insured; MBIA)	1,220,000	1,225,331	Berks County 5.50%,
New York—5.8%			11/15/2005 (Insured; AMBAC)	1,835,000	1,922,089
Metropolitan Transportation Authority,			Dauphin County 5.25%,
Service Contract 5%, 1/1/2006	1,425,000	1,485,064	9/1/2009 (Insured; FSA)	1,295,000	1,432,542
Municipal Assistance Corp.			Delaware County Industrial
for the City of New York			Development Authority, PCR
5.25%, 7/1/2006	1,415,000	1,507,782	(Peco Energy Co.)
New York City 5.25%, 11/15/2007	2,095,000	2,280,659	5.20%, 10/1/2004	1,000,000	1,002,450
New York City Transitional Finance			Greater Latrobe School Authority,
Authority, Revenue (New York City			School Building Revenue 4%,
Recovery) 5%, 11/1/2006	1,250,000	1,333,525	10/1/2007 (Insured; FGIC)	2,000,000	2,113,780
New York State Dormitory Authority,			Lehigh County Industrial Development
Revenue (Lutheran Medical Center)			Center, PCR (Peoples Electric
4%, 8/1/2007 (Insured; MBIA)	1,000,000	1,052,040	Utility Corp.) 3.125%,
New York State Thruway Authority,			11/1/2008 (Insured; AMBAC)	1,250,000	1,279,113
Service Contract Revenue, Local			Peninsula Ports Authority, Coal
Highway and Bridge 5%, 4/1/2006	1,000,000	1,048,510	Terminal Revenue (Dominion
Tobacco Settlement Financing			Terminal Association Project)
Corp. 5.50%, 6/1/2009	4,000,000	4,117,120	3.30%, 10/1/2008	2,400,000	2,409,072
North Carolina—2.9%			State of Pennsylvania:
Guilford County 4%, 10/1/2020	2,000,000	2,111,080	5.125%, 9/15/2006
			(Insured; AMBAC)	1,175,000	1,254,665
State of North Carolina, Public			5%, 10/1/2007 (Insured; FGIC)	1,000,000	1,087,220
Improvement 5%, 3/1/2006	1,000,000	1,050,030	5%, 10/1/2008 (Insured; FGIC)	1,000,000	1,099,110
North Carolina Eastern Municipal			Pennsylvania Industrial
Power Agency, Power System			Development Authority, EDR
Revenue 5%, 1/1/2007	655,000	691,032	7%, 7/1/2007 (Insured; AMBAC)	440,000	498,533
North Carolina Municipal Power			Philadelphia, Gas Works Revenue
Agency Number 1, Catawba			5%, 8/1/2007 (Insured; FSA)	1,555,000	1,676,321
Electric Revenue 5%, 1/1/2005	500,000	505,540
			Pittsburgh 5%,
Wake County, Public Improvement			3/1/2008 (Insured; FGIC)	2,000,000	2,063,440
5%, 4/1/2006	2,000,000	2,105,060
			Sayre Health Care Facilities Authority,
Ohio—2.7%			Revenue (Guthrie Healthcare
Ohio Higher Education			System) 5.50%, 12/1/2004	1,310,000	1,321,751
Capital Facilities:			South Carolina—.5%
5.25%, 5/1/2005	2,500,000	2,563,675
5.25%, 5/1/2006	1,000,000	1,058,220	Greenville County School District,
			Installment Purchase Revenue
Ohio Building Authority, State			(Building Equity Sooner for
Facilities, Adult Correctional			Tomorrow) 5%, 12/1/2007	1,000,000	1,079,160
5.75%, 4/1/2005	2,250,000	2,306,565
			Tennessee—.9%
Oklahoma—1.8%
			Humphreys Industrial Development
Oklahoma Capital Improvement			Board, SWDR (E.I. duPont
Authority, State Highway Capital			deNemours and Co. Project)
Improvement Revenue			6.70%, 10/1/2007	2,000,000	2,046,820
5%, 6/1/2005 (Insured; MBIA)	1,700,000	1,745,407

30

Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Texas—10.5%			Washington—2.0%
Dallas Civic Center, Improvement			Washington Public Power Supply
4.80%, 8/15/2011 (Insured; MBIA)	3,050,000	3,304,065	System, Revenue:
Dallas, Waterworks and			(Nuclear Project No. 1) 6%,
Sewage System Revenue			7/1/2005 (Insured; AMBAC)	2,000,000	2,074,460
5%, 10/1/2007	1,000,000	1,085,660	(Nuclear Project No. 3) 6%,
Houston, Public Improvement			7/1/2007 (Insured; AMBAC)	2,050,000	2,268,428
5%, 3/1/2005 (Insured; MBIA)	1,360,000	1,384,398	West Virginia—.5%
Killeen Independent School District			West Virginia Higher Education
4.50%, 2/15/2007			Policy Commission Revenue
(Guaranteed; Public School Fund)	500,000	530,050	(University Facilities) 5%,
North Texas Thruway Authority,			4/1/2005 (Insured; MBIA)	1,000,000	1,020,920
Dallas North Thruway System			Wisconsin—.4%
Revenue 5%, 7/1/2008			Franklin, SWDR
(Insured; AMBAC)	2,000,000	2,175,880	(Waste Management Co.)
Tarrant Regional Water District,			2.50%, 5/1/2005	1,000,000	999,580
Water Revenue 4.50%,			Wyoming-.9%
3/1/2006 (Insured; FSA)	1,000,000	1,041,330	Uinta County, PCR (Amoco
Texas A & M University, Financing			Project) 2.25%, 7/1/2007	2,000,000	2,000,680
System Revenues 5.625%,			U.S. Related— 5.7%
5/15/2016 (Insured; AMBAC)			Commonwealth of Puerto Rico:
(Prerefunded 5/15/2006)	2,500,000 [a]	2,664,200	5%, 7/1/2008 (Insured; FGIC)	1,500,000	1,649,190
Texas Public Finance Authority			Public Improvement 5.375%,
5.75%, 10/1/2014	4,000,000	4,328,000	7/1/2025 (Insured; FSA)
Texas Turnpike Authority,			(Prerefunded 7/1/2007)	1,000,000 [a]	1,094,370
Central Texas Turnpike			Puerto Rico Electric Power Authority,
System Revenue 5%, 6/1/2007	2,500,000	2,694,125	Revenue 4%, 7/1/2008	500,000	526,490
Trinity River Authority, Regional			Puerto Rico Highway and
Wastewater System Revenue			Transportation Authority,
5%, 8/1/2005 (Insured; MBIA)	4,000,000	4,127,240	Highway Revenue:
Utah—2.7%			5%, 7/1/2005	2,500,000	2,571,925
Intermountain Power Agency,			5%, 7/1/2006	2,500,000	2,641,250
Power Supply Revenue 4.50%,			Puerto Rico Municipal Finance Agency
7/1/2007 (Insured; AMBAC)	2,500,000	2,666,625	4%, 8/1/2006 (Insured; FSA)	1,355,000	1,415,555
Jordan School District			Puerto Rico Public Buildings
(Local School Board Program)			Authority (Government
5.25%, 6/15/2007	3,000,000	3,262,590	Facilities) 4.50%, 7/1/2007	2,500,000	2,647,124
State of Utah 5.50%, 7/1/2005			Total Long-Term
(Prerefunded 7/1/2005)	85,000 [a]	87,879	Municipal Investments
Virginia—3.2%			(cost $203,527,762)		214,571,504

Alexandria, Capital Improvement
5%, 6/1/2007	3,625,000	3,927,071	Short-Term Municipal Investments—1.9%

Hampton, Public Improvement			Florida—.2%
4%, 8/1/2005	1,000,000	1,023,290	Jacksonville Health Facilities
Louisa Industrial Development			Authority, HR, VRDN (Genesis
Authority, PCR (Virginia Electric			Rehabilitation Hospital)
			1.35% (LOC; NationsBank)	400,000
and Power Co.) 5.25%, 12/1/2008	2,000,000	2,110,480		b	400,000

The Funds 31

STATEMENT OF INVESTMENTS (continued)
Mellon National Short-Term Municipal Bond Fund (continued)

Short-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)		Value ($)

Missouri—.9%			Tennessee—.1%
Missouri Development Finance,			Montgomery County Public
Board LR, VRDN (Missouri			Building Authority, Pooled Financing
Association of Municipal Utilities			Revenue, VRDN (Tennessee County
Lease Financing Program)			Loan Pool)) 1.35% (LOC: Bank
1.40% (LOC; U.S. Bank			of America National Trust)	200,000	[c]	200,000
National Association)	300,000 [c]	300,000	Texas—.2%
Missouri Health and			Harris County Health Facilities
Educational Facilities Authority,			Development Corp., HR, VRDN
Educational Facilities Revenue,			(Texas Children’s Hospital) 1.35%
VRDN (Southwest Baptist			(SBPA; JPMorgan Chase Bank)	400,000	[c]	400,000
University Project) 1.40%			Total Short-Term
(LOC; Bank of America)	1,750,000 [c]	1,750,000	Municipal Investments
Pennsylvania—.5%			(cost $12,925,000)			4,150,000

Philadelphia Hospitals and
Higher Education Facilities			Total Investments
Authority, Hospital Revenue,			(cost $216,452,762)	98.7%		218,721,504
VRDN (Children’s Hospital			Cash and Receivables (Net)	1.3%		2,972,968
Project) 1.35% (SBPA;
JPMorgan Chase Bank)	1,100,000 [c]	1,100,000	Net Assets	100.0%		221,694,472

32

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation			LR	Lease Revenue
COP		Certificate of Participation		MBIA	Municipal Bond Investors Assurance
EDR		Economic Development Revenue			Insurance Corporation
FGIC	Financial Guaranty Insurance Company			PCR	Pollution Control Revenue
FSA		Financial Security Assurance		SBPA	Standby Bond Purchase Agreement
HR		Hospital Revenue		SWDR	Solid Waste Disposal Revenue
IDR		Industrial Development Revenue		VRDN	Variable Rate Demand Notes
LOC		Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	50.2
AA		Aa		AA	28.5
A		A		A	12.3
BBB		Baa		BBB	5.5
F1		Mig1		SP1	2.6
Not Rated [d]		Not Rated [d]		Not Rated [d]	.9
					100.0

[a] Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2004, this security amounted to $541,580 or .2% of net assets.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.
[d] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Pennsylvania Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—97.9%	Amount ($)	Value ($)		Amount ($)	Value ($)

Arizona—.2%			Massachusetts—.4%
University Medical Center Corp.,			Massachusetts Water Pollution
HR 5.25%, 7/1/2015	1,160,000	1,234,136	Abatement Trust (Pool Program
California—3.9%			Bonds) 5%, 8/1/2032	3,000,000	3,042,750
Agua Caliente Band Cahuilla Indians,			Michigan—.3%
Revenue 6%, 7/1/2018	1,500,000	1,499,580	Detroit City School District
Alameda Corridor Transportation			5.25%, 5/1/2017 (Insured; FGIC)	2,000,000	2,273,120
Authority, Revenue 0/5.25%,			Missouri—.2%
10/1/2021 (Insured; AMBAC)	2,000,000 [a]	1,391,400	Missouri Housing Development
California:			Commission, SFMR
5.25%, 11/1/2017	2,500,000	2,734,700	6.40%, 9/1/2029	1,160,000	1,187,805
5.50%, 6/1/2020	2,000,000	2,190,340	New Hampshire—.2%
5%, 2/1/2033	6,300,000	6,349,140	New Hampshire Business Finance
Economic Recovery			Authority, PCR (Central Maine
5%, 7/1/2017	3,500,000	3,729,880	Power Co.) 5.375%, 5/1/2014	1,015,000	1,094,830
Foothill/Eastern Transportation			New York—1.6%
Corridor Agency, Toll Road Revenue:
0/5.875%, 1/15/2027			New York City Transitional
(Insured; MBIA)	6,000,000 [a]	5,071,140	Finance Authority, Revenue
0/5.875%, 1/15/2029			(Future Tax Secured)
(Insured; MBIA)	2,000,000 [a]	1,675,740	5.50%/14%, 11/1/2026	4,000,000 [b]	4,502,920
5.75%, 1/15/2040	2,000,000	2,012,380	New York State Dormitory
Colorado—.6%			Authority, Revenue:
			(Mental Health Services Facilities):
Northwest Parkway Public Highway			6%, 8/15/2007
Authority, Senior Revenue 0/5.70%,			(Prerefunded 2/15/2007)	20,000 [c]	22,301
6/15/2021 (Insured; AMBAC)	5,000,000 [a]	3,900,600	6%, 8/15/2007	2,480,000	2,739,284
Connecticut—.6%			(North Shore Long Island
Mohegan Tribe of Indians of			Jewish Group)
Connecticut Gaming Authority,			5%, 5/1/2018	2,000,000	2,061,580
Priority Distribution Payment,			(School Program)
Public Improvement Bonds:			5.25%, 7/1/2011	1,200,000	1,308,036
6.25%, 1/1/2021	2,500,000	2,716,400	North Carolina—.5%
5.125%, 1/1/2023	1,350,000	1,354,874	North Carolina Eastern Municipal
Florida—1.7%			Power Agency,
Capital Trust Agency, Revenue			Power System, Revenue:
(Seminole Tribe of Florida Convention			5.30%, 1/1/2015	1,500,000	1,606,740
and Resort Hotel Facilities):			5.125%, 1/1/2023	1,500,000	1,527,390
8.95%, 10/1/2033	1,250,000	1,451,562	Ohio—.8%
10%, 10/1/2033	8,500,000	10,179,770	Cuyahoga County, Revenue
Illinois—.3%			(Cleveland Clinic Health System)
Illinois Educational Facilities			6%, 1/1/2016	5,000,000	5,632,600
Authority (University of Chicago)			Pennsylvania—72.7%
5.25%, 7/1/2011	1,960,000	2,167,152	Allegheny County:
Kentucky—.3%			5.75%, 12/1/2004	600,000	606,708
Kentucky Property and Buildings			5.80%, 9/15/2009
Commission, Revenue (Project			(Insured; MBIA)
Number 68) 5.75%, 10/1/2010	1,500,000	1,731,375	(Prerefunded 9/15/2004)	10,000 [c]	10,018

34

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Allegheny County Hospital			Carlisle Area School District
Development Authority, Revenue:			5%, 3/1/2012 (Insured; MBIA)	1,295,000	1,442,488
(Pittsburgh Mercy Health System)			Central York School District:
5.60%, 8/15/2006			5%, 6/1/2012 (Insured; FGIC)	2,305,000	2,570,075
(Insured; AMBAC)	2,135,000	2,290,193	5.50%, 6/1/2014 (Insured; FGIC)	1,000,000	1,140,940
(University of Pittsburgh			Coatesville Area School District
Medical Center):			5.25%, 8/15/2019 (Insured; FSA)	8,000,000	8,838,640
4.95%, 12/1/2007
(Insured; MBIA)	690,000	726,052	Conestoga Valley School District:
5.15%, 12/1/2009			5%, 5/1/2010 (Insured; FGIC)	2,070,000	2,296,147
(Insured; MBIA)	750,000	784,395	5%, 5/1/2011 (Insured; FGIC)	1,500,000	1,668,015
5%, 6/15/2014	9,720,000	10,210,763	Conrad Weiser Area School District:
			6.05%, 12/15/2004
Allegheny County Industrial			(Insured; MBIA)	980,000	993,436
Development Authority, PCR 4.35%,			5.20%, 12/15/2010
12/1/2013 (Insured; AMBAC)	1,000,000	1,049,280	(Insured; MBIA)	1,000,000	1,056,470
Allegheny County Port Authority,			5.25%, 12/15/2014
Special Transportation Revenue:			(Insured; MBIA)	3,890,000	4,113,364
5.50%, 6/1/2008			Cumberland County Municipal
(Insured; MBIA)	4,000,000	4,443,800	Authority, College Revenue:
5.375%, 3/1/2011			(Dickerson College):
(Insured; FGIC)	2,500,000	2,831,725	5.25%, 11/1/2008
5.50%, 3/1/2014			(Insured; AMBAC)	1,000,000	1,108,890
(Insured; FGIC)	2,500,000	2,833,800	5.25%, 11/1/2009
5.50%, 3/1/2016			(Insured; AMBAC)	1,170,000	1,308,809
(Insured; FGIC)	1,360,000	1,526,423	(Messiah College)
6%, 3/1/2019 (Insured; MBIA)			5.50%, 10/1/2006
(Prerefunded 3/1/2009)	5,000,000 [c]	5,754,950	(Insured; AMBAC)	5,760,000	5,999,213
Athens Area School District			Delaware County
4.75%, 4/15/2011			5.50%, 10/1/2015	280,000	290,640
(Insured; FGIC)	1,740,000	1,908,554	Delaware County Authority, College
Bethlehem Area School District			Revenue (Haverford College):
5.50%, 9/1/2007 (Insured; FGIC)	4,000,000	4,399,680	5.875%, 11/15/2021	1,500,000	1,719,570
Blair County:			5.75%, 11/15/2025	3,000,000	3,320,400
5.375%, 8/1/2015			Delaware County Regional
(Insured; AMBAC)	1,880,000	2,163,391	Water Quality Control
5.375%, 8/1/2016			Authority, Sewer Revenue
(Insured; AMBAC)	1,980,000	2,279,653	4.75%, 5/1/2010 (Insured; FGIC)	1,945,000	2,132,245
Bucks County Community College			Downingtown Area School District:
Authority, College			5.25%, 2/1/2008	4,870,000	5,335,669
Building Revenue			5.375%, 2/1/2009	5,020,000	5,597,149
5.70%, 6/15/2007	1,205,000	1,325,452	Erie County 5.375%, 9/1/2016
Bucks County Technical School			(Insured; MBIA)	2,445,000	2,747,129
Authority, School Revenue:			Exeter Township School District
5.10%, 8/15/2008			5.15%, 5/15/2010 (Insured; FGIC)	2,500,000	2,633,175
(Insured; AMBAC)	1,000,000	1,045,750
5.40%, 8/15/2011			Fleetwood Area School District
(Insured; AMBAC)	1,500,000	1,575,000	5%, 4/1/2011 (Insured; FGIC)	1,500,000	1,667,085

The Funds 35

STATEMENT OF INVESTMENTS (continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Harrisburg Authority, Resource			Montgomery County Industrial
Recovery Facility Revenue			Development Authority, PCR
5%, 12/1/2033 (Insured; FSA)	4,000,000	4,393,760	(Peco Energy Co. Project)
Harrisburg Authority, School Revenue,			5.20%, 10/1/2030	2,500,000	2,506,125
Harrisburg Project:			Muhlenberg School District
5%, 4/1/2008 (Insured; FGIC)	1,000,000	1,089,640	5.375%, 4/1/2015 (Insured; FGIC)	1,000,000	1,118,190
5%, 4/1/2010 (Insured; FGIC)	2,500,000	2,770,800	North Pennsylvania School District
Hazleton Area School District:			Authority, School Revenue
6.50%, 3/1/2007 (Insured; FSA)	1,000,000	1,109,770	(Mongomery and Bucks County)
6.50%, 3/1/2008 (Insured; FSA)	1,300,000	1,477,996	6.20%, 3/1/2007	860,000	920,381
Hazleton City Authority,			North Wales Water Authority,
Water Revenue			Water Revenue 5.40%,
5.75%, 4/1/2006 (Insured; FGIC)	570,000	606,229	11/1/2010 (Insured; FGIC)	1,000,000	1,042,430
Kennett Consolidated School			Northampton County Higher
District, GO 5.50%,			Education Authority,
2/15/2015 (Insured; FGIC)	1,310,000	1,476,029	Revenue (Lehigh University)
Lancaster County Solid Waste			5.50%, 11/15/2011	2,500,000	2,870,400
Management Authority, RRR:			Northeastern Hospital and Education
5.25%, 12/15/2008			Authority, College Revenue
(Insured; AMBAC)	3,940,000	4,290,266	(Luzerne County Community College):
5.25%, 12/15/2009			5.25%, 8/15/2006
(Insured; AMBAC)	4,230,000	4,625,378	(Insured; MBIA)	1,115,000	1,189,939
5.25%, 12/15/2010			5.25%, 8/15/2007
(Insured; AMBAC)	2,000,000	2,187,780	(Insured; MBIA)	1,170,000	1,277,043
Lancaster County Vocational-			Northwestern Lehigh School District:
Technical School Authority, LR:			5%, 3/15/2008 (Insured; FSA)	1,190,000	1,295,791
5.25%, 2/15/2009			5%, 3/15/2009 (Insured; FSA)	1,190,000	1,309,060
(Insured; FGIC)	1,000,000	1,109,460	5%, 3/15/2010 (Insured; FSA)	1,245,000	1,379,286
5.25%, 2/15/2010			Owen J. Roberts School District, GO
(Insured; FGIC)	1,500,000	1,679,070	5.50%, 8/15/2018 (Insured; FSA)	1,440,000	1,622,059
Lancaster Higher Education			Parkland School District:
Authority, College Revenue			5.25%, 9/1/2011
(Franklin and Marshall College)			(Insured; FGIC)	2,220,000	2,509,044
5.25%, 4/15/2016	1,815,000	1,981,762	5.375%, 9/1/2014
Leigh County General Purpose			(Insured; FGIC)	3,110,000	3,566,766
Authority,Revenues (Good			5.375%, 9/1/2016
Shepherd Group)			(Insured; FGIC)	1,490,000	1,716,793
5.25%, 11/1/2014	3,255,000	3,482,948	Penn Manor School District:
Lower Merion School District			5.20%, 6/1/2012 (Insured; FGIC)
5%, 5/15/2029	11,975,000	12,267,070	(Prerefunded 6/1/2006)	355,000 [c]	376,165
Montgomery County:			5.20%, 6/1/2012 (Insured; FGIC)	395,000	416,879
5%, 9/15/2010	1,165,000	1,301,258	Pennsylvania:
5%, 9/15/2011	2,155,000	2,411,251	5.375%, 5/15/2009 (Insured;
Montgomery County Higher			FGIC) (Prerefunded 5/15/2006)	3,000,000 [c]	3,227,130
Education and Health Authority, HR			5.25%, 10/15/2009	10,000,000	11,186,000
(Abington Memorial Hospital)			5.25%, 10/15/2010	10,000,000	11,288,900
5%, 6/1/2007 (Insured; AMBAC)	2,940,000	3,163,793	5.25%, 2/1/2011	7,850,000	8,832,349

36

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Pennsylvania (continued):			Pennsylvania Higher Educational
6%, 1/15/2012			Facilities Authority, Revenue:
(Prerefunded 1/15/2010)	2,500,000 [c]	2,911,075	College and University (continued):
5.25%, 2/1/2012			(University of Pennsylvania):
(Insured; FGIC)	1,000,000	1,131,900	5.30%, 9/1/2006	1,000,000	1,035,050
Pennsylvania Higher Educational			5.40%, 9/1/2007	2,000,000	2,074,180
Facilities Authority, Revenue:			Health Services
(Lafayette College Project)			(University of Pennsylvania):
6%, 5/1/2030	5,000,000	5,637,200	5.60%, 1/1/2005	2,750,000	2,785,915
(La Salle University)			5.80%, 1/1/2007	2,000,000	2,045,480
5.50%, 5/1/2034	2,250,000	2,280,758	6%, 1/1/2010	3,000,000	3,066,270
(State Systems)			5.60%, 11/15/2010
5.75%, 6/15/2010			(Insured; MBIA)	2,000,000	2,223,260
(Insured; AMBAC)	3,045,000	3,490,301	5.875%, 1/1/2015	2,000,000	2,064,300
(State Systems Higher Education):			Pennsylvania Housing
5%, 6/15/2009			Finance Agency:
(Insured; AMBAC)	2,665,000	2,941,041	(Single Family Mortgage):
5%, 6/15/2010			5.35%, 10/1/2009	1,165,000	1,204,820
(Insured; AMBAC)	2,785,000	3,092,937	5.45%, 10/1/2010	3,025,000	3,220,324
5%, 6/15/2011			5.50%, 10/1/2011	1,325,000	1,405,149
(Insured; AMBAC)	2,935,000	3,266,303	5.55%, 10/1/2012	3,060,000	3,229,830
(Temple University)			5.75%, 10/1/2013	5,040,000	5,285,498
5.25%, 4/1/2014			5.45%, 10/1/2014	340,000	347,432
(Insured; MBIA)	2,500,000	2,752,075	6%, 10/1/2015	3,045,000	3,174,413
(University of Scranton)			Pennsylvania Industrial
5.75%, 11/1/2016			Development Authority, EDR:
(Insured; AMBAC)	1,690,000	1,922,882	6%, 7/1/2008
(UPMC Health System):			(Insured; AMBAC)	5,600,000	6,315,288
5%, 1/15/2010	1,630,000	1,751,370	5.80%, 1/1/2009
5.125%, 1/15/2011	1,550,000	1,672,016	(Insured; AMBAC)	5,000,000	5,637,300
5.25%, 8/1/2012			5.50%, 7/1/2012
(Insured; FSA)	3,000,000	3,325,740	(Insured; AMBAC)	5,335,000	6,133,169
6%, 1/15/2022	2,500,000	2,662,225
College and University:			Pennsylvania State University
(Allegheny College Project)			5%, 3/1/2009	3,000,000	3,298,830
6.10%, 11/1/2008			Pennsylvania Turnpike
(Insured; MBIA)	2,150,000	2,201,213	Commission, Revenue:
(Bryn Mawr College)			Oil Franchise Tax:
5.25%, 12/1/2012			5.50%, 12/1/2006
(Insured; AMBAC)	3,000,000	3,406,110	(Insured; AMBAC)	1,325,000	1,431,212
(College of Pharmacy and			5.50%, 12/1/2006
Science) 5.35%,			(Insured; AMBAC)	980,000	1,059,076
11/1/2011			Turnpike:
(Insured; MBIA)	2,000,000	2,111,220	5%, 6/1/2009
(Drexel University):			(Insured; FGIC)	3,275,000	3,615,469
5.50%, 5/1/2007			5%, 6/1/2011
(Insured; MBIA)	1,275,000	1,391,293	(Insured; FGIC)	3,000,000	3,341,730
5.30%, 5/1/2010			5.50%, 12/1/2011
(Insured; MBIA)	3,910,000	4,291,929	(Insured; FGIC)	2,510,000	2,886,550

The Funds 37

STATEMENT OF INVESTMENTS (continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Pennsylvania (continued)
Pennsylvania Turnpike			Philadelphia School District (continued):
Commission, Revenue:			5.50%, 2/1/2017 (Insured; FSA)
Turnpike (continued):			(Prerefunded 2/1/2012)	1,770,000 [c]	2,027,783
5.50%, 12/1/2012			5.50%, 2/1/2019 (Insured; FSA)
(Insured; FGIC)	2,000,000	2,309,620	(Prerefunded 2/1/2012)	1,310,000 [c]	1,500,788
5.50%, 6/1/2015	1,500,000	1,694,130	Pittsburgh School District:
5%, 12/1/2029			5.50%, 9/1/2016 (Insured; FSA)	4,000,000	4,619,080
(Insured; AMBAC)	5,000,000	5,122,600	5.50%, 9/1/2018 (Insured; FSA)	1,000,000	1,157,860
Perkiomen Valley School District:			Saint Mary Hospital Authority, Health
5.25%, 3/1/2013 (Insured; FSA)	1,230,000	1,369,064	System Revenue (Catholic Health
5.25%, 3/1/2014 (Insured; FSA)	1,290,000	1,435,602	East) 5%, 11/15/2021	1,000,000	1,014,790
Philadelphia:			Scranton-Lackawanna Health
5.25%, 3/15/2011			and Welfare Authority, Revenue:
(Insured; FSA)	3,500,000	3,872,435	(Community Medical Center Project):
5.25%, 3/15/2012			5.50%, 7/1/2010
(Insured; FSA)	235,000	260,006	(Insured; MBIA)	3,035,000	3,353,948
5.25%, 3/15/2013			5.50%, 7/1/2011
(Insured; FSA)	2,000,000	2,212,820	(Insured; MBIA)	3,195,000	3,530,763
5.25%, 3/15/2014			(University of Scranton Project):
(Insured; FSA)	1,000,000	1,106,410	5.50%, 11/1/2006
Water and Wastewater Revenue:			(Insured; AMBAC)	2,295,000	2,474,630
5.625%, 6/15/2009			5.50%, 11/1/2007
(Insured; AMBAC)	5,000,000	5,645,450	(Insured; AMBAC)	3,040,000	3,354,488
5.25%, 12/15/2012			Southeastern Pennsylvania
(Insured; AMBAC)	10,000,000	11,317,500	Transportation Authority,
Philadelphia Authority For Industrial			Special Revenue 5.90%,
Development, Revenue			3/1/2010 (Insured; FGIC)
(Girard Estates Facilities Leasing			(Prerefunded 3/1/2005)	125,000 [c]	129,045
Project) 5%, 5/15/2019	2,400,000	2,454,336	Springfield School District
Philadelphia Hospital and Higher			(Delaware County):
Education Facilities Authority,			4.75%, 3/15/2010
Revenue (Jefferson Health			(Insured; FSA)	1,145,000	1,253,947
System) 5.50%, 5/15/2008	1,000,000	1,090,160	4.75%, 3/15/2011
Philadelphia Parking Authority,			(Insured; FSA)	780,000	855,200
Parking Revenue:			4.75%, 3/15/2012
5.25%, 2/1/2013			(Insured; FSA)	1,085,000	1,190,831
(Insured; AMBAC)	1,935,000	2,138,214	State Public School Building Authority,
5.25%, 2/1/2014			College Revenue:
(Insured; AMBAC)	2,040,000	2,254,241	(Harrisburg Community College)
Airport			5.10%, 10/1/2006
5.75%, 9/1/2009			(Insured; MBIA)	1,000,000	1,067,910
(Insured; AMBAC)	2,255,000	2,559,763	School Revenue:
Philadelphia School District:			(Lease-Philadelphia School
5%, 10/1/2008 (Insured; MBIA)	10,000,000	10,958,400	District Project) 5%,
5.75%, 2/1/2011 (Insured; FSA)	4,000,000	4,601,080	6/1/2029 (Insured; FSA)	5,000,000	5,086,500
5.75%, 2/1/2013 (Insured; FSA)			(Tuscarora School District
(Prerefunded 2/1/2011)	3,000,000 [c]	3,458,910	Project) 5.25%, 4/1/2017
5.25%, 4/1/2014 (Insured; MBIA)	2,500,000	2,745,325	(Insured; FSA)	1,035,000	1,141,222

38

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Pennsylvania (continued)			Texas—.4%
Susquehanna Area Regional Airport			Cities of Dallas and Fort Worth,
Authority, Airport System, Revenue:			Dallas/Fort Worth International
5.375%, 1/1/2018	6,000,000	6,098,220	Airport, Joint Revenue
5.50%, 1/1/2020			Improvement 5.50%,
(Insured; AMBAC)	4,370,000	4,700,459	11/1/2031 (Insured; FGIC)	2,000,000	2,075,920
5%, 1/1/2033			North Texas Health Facilities
(Insured; AMBAC)	2,400,000	2,433,312	Development Corp., HR
Swarthmore Borough Authority,			(Regional Health Care
College Revenue:			System Inc. Project)
5.50%, 9/15/2011	17,500,000	20,023,325	5.25%, 9/1/2007
5.25%, 9/15/2017	1,000,000	1,105,010	(Insured; MBIA)	770,000	836,790
University Area Joint Authority,			Virginia—2.1%
Sewer Revenue 5%,			Charles City County Industrial
11/1/2011 (Insured; MBIA)	1,430,000	1,595,651	Development Authority, Solid
Upper Darby School District			Waste Disposal Facility Revenue
5%, 2/15/2010 (Insured; AMBAC)	1,100,000	1,217,524	(Waste Management Virginia
Upper Merion Area School District			Inc. Project) 4.875%, 2/1/2009	6,600,000	6,872,976
5%, 2/15/2019 (Insured; MBIA)	1,165,000	1,255,416	Louisa Industrial Development
Upper Saint Clair Township School			Authority, PCR (Virginia
District 5.20%, 7/15/2027	7,000,000	7,121,030	Electric and Power Co.)
Wallenpaupack Area School District			5.25%, 12/1/2008	5,000,000	5,276,200
5.50%, 3/1/2008 (Insured; FGIC)	2,090,000	2,309,366	Peninsula Ports Authority,
Warwick School District, Lancaster			Coal Terminal Revenue
County 5.25%, 2/15/2011			(Dominion Terminal
(Insured; FGIC)	1,000,000	1,124,900	Associates) 6%, 4/1/2033	2,300,000	2,378,062
Wilson Area School District			U.S. Related—10.8%
5%, 2/15/2011 (Insured; FGIC)	1,910,000	2,120,826	Commonwealth of Puerto Rico,
Wilson School District:			Public Improvement:
5.375%, 5/15/2015			5.50%, 7/1/2014
(Insured; FSA)	1,785,000	1,997,861	(Insured; MBIA)	7,500,000	8,738,475
5.375%, 5/15/2016			5.50%, 7/1/2018
(Insured; FSA)	1,500,000	1,673,955	(Insured; FGIC)	9,545,000	11,182,063
			5%, 7/1/2027
Wyoming Valley Sanitary Authority,			(Prerefunded 7/1/2012)	5,000,000 [c]	5,598,800
Sewer Revenue
5%,11/15/2007 (Insured; MBIA)	1,960,000	2,134,303	Puerto Rico Electric Power
			Authority, Power Revenue:
York County 5%, 6/1/2017			5.25%, 7/1/2014
(Insured; AMBAC)	1,100,000	1,189,331	(Insured; MBIA)	7,875,000	9,012,859
York County Solid Waste and			5.50%, 7/1/2017
Refuse Authority, Solid Waste			(Insured; MBIA)	6,000,000	7,024,740
System Revenue			5.25%, 7/1/2029
5.50%, 12/1/2014 (Insured; FGIC)	1,000,000	1,155,660	(Insured; FSA)	5,000,000	5,243,650
South Carolina—.3%			Puerto Rico Highway and
Greenville County School District,			Transportation Authority:
Installment Purchase Revenue			Highway Revenue:
(Building Equity Sooner Tomorrow)			6.25%, 7/1/2008
5.875%, 12/1/2018	2,000,000	2,254,540	Series Y (Insured; MBIA)	1,295,000	1,481,351

The Funds 39

STATEMENT OF INVESTMENTS (continued)
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal		Short-Term Municipal	Principal
Investments (continued)	Amount ($)	Value ($)	Investments (continued)	Amount ($)		Value ($)

U.S. Related (continued)			Massachusetts (continued)
Puerto Rico Highway and			Massachusetts Health and Educational
Transportation Authority:			Facilities Facilities Authority, Revenue,
Highway Revenue (continued):			VRDN (Capital Asset Program)
6.25%, 7/1/2008			1.36%, (LOC; Bank of America)	1,800,000	[d]	1,800,000
Series Z (Insured; MBIA)	1,000,000	1,143,900	Pennsylvania—.2%
5.50%, 7/1/2013			Allegheny County Hospital
(Insured; FSA)	1,500,000	1,740,405	Development Authority, Revenue,
5.50%, 7/1/2013			VRDN (Presbyterian University
(Insured; MBIA)	4,000,000	4,641,080	Hospital) 1.35%
Transportation Revenue			(LOC; Bank One Corp.)	1,375,000	[d]	1,375,000
5.25%, 7/1/2010	4,000,000	4,455,520
			Pennsylvania Higher Educational
Puerto Rico Municipal Finance Agency:			Facilities Authority, Revenue, VRDN
5.50%, 8/1/2007	5,000,000	5,506,500	(University of Pennsylvania
5.50%, 8/1/2009 (Insured; FSA)	7,090,000	8,033,395	Health Services) 1.32% (LOC;
Total Long-Term			Bank One Corp., Bayerische
Municipal Investments			Landesbank, BNP Paribas)	300,000	[d]	300,000
(cost $626,925,079)		669,448,010	Tennessee—.2%

			Clarksville Public Building
Short-Term Municipal Investments—1.2%			Authority, Revenue Pooled

California—.0%			Financing, VRDN (Tennessee
			Municipal Bond Fund) 1.37%
California Pollution Control Financing			(LOC; Bank of America)	1,390,000	[d]	1,390,000
Authority, PCR, VRDN (Pacific Gas
and Electric) 1.35% (LOC;			Total Short-Term
Bank One Corp.)	100,000 [d]	100,000	Municipal Investments

Florida—.2%			(cost $8,365,000)			8,365,000

Orange County School Board, COP,			Total Investments
VRDN 1.35%, (Insured; AMBAC)	1,300,000 [d]	1,300,000	(cost $635,290,079)	99.1%		677,813,010

Massachusetts—.6%			Cash and Receivables (Net)	.9%		6,223,651
Massachusetts, Central Artery,
VRDN 1.35%	2,100,000 [d]	2,100,000	Net Assets	100.0%		684,036,661

40

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation		LR	Lease Revenue
COP	Certificate of Participation		MBIA	Municipal Bond Investors Assurance
EDR	Economic Development Revenue			Insurance Corporation
FGIC	Financial Guaranty Insurance Company		PCR	Pollution Control Revenue
FSA	Financial Security Assurance		RRR	Resource Recovery Revenue
GO	General Obligation		SFMR	Single Family Mortgage Revenue
HR	Hospital Revenue		VRDN	Variable Rate Demand Notes
LOC	Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)

AAA	Aaa		AAA	63.4
AA	Aa		AA	19.7
A	A		A	10.0
BBB	Baa		BBB	4.0
F1	MIG1/P1		SP1/A1	1.2
Not Rated [e]	Not Rated [e]		Not Rated [e]	1.7
				100.0

[a] Zero coupon until a specified date, at which time, the stated coupon rate becomes effective until maturity.
[b] Subject to interest rate change on November 1, 2011.
[c] Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.
[e] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
[f] At August 31, 2004 the fund had $172,704,444 (25.2% of net assets) invested in securities whose payment of principal is dependent upon revenues generated from education projects.
See notes to financial statements.

The Funds 41

STATEMENT OF FINANCIAL FUTURES August 31, 2004
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 8/31/2004 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	120	13,381,875	September 2004	(425,625)
U.S. Treasury Futures 10 Year Note	240	27,232,500	September 2004	(1,384,688)
				(1,810,313)

See notes to financial statements.
42

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Massachusetts Intermediate Municipal Bond Fund

Long-Term Municipal	Principal			Principal
Investments—98.6%	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts—85.3%			Massachusetts (continued)
Andover 6%, 12/1/2005	700,000	738,829	Mashpee:
Bellingham 5.375%, 3/1/2014			6.25%, 2/1/2006
(Insured; AMBAC)	1,685,000	1,906,207	(Insured; MBIA)	1,000,000	1,064,000
Boston 5.75%, 2/1/2010	2,000,000	2,290,780	5.625%, 11/15/2015
Boston Water and Sewer			(Insured; FGIC)
Commission, Revenue:			(Prerefunded 11/15/2010)	500,000 [a]	579,640
9.25%, 1/1/2011	100,000	132,388	Massachusetts Commonwealth:
5%, 11/1/2019	2,170,000	2,343,101	5.50%, 2/1/2007
5%, 11/1/2023	2,500,000	2,624,875	(Insured; MBIA)	1,000,000	1,083,090
Burlington:			6.50%, 8/1/2008	600,000	687,384
5.25%, 2/1/2012	200,000	226,662	Consolidated Loan:
5.25%, 2/1/2013	250,000	283,755	5.75%, 6/1/2013
Cambridge 5%, 12/15/2011	510,000	572,373	(Prerefunded 6/1/2010)	5,000,000 [a]	5,719,550
			5.25%, 10/1/2021
Capital Trust Agency, Revenue			(Prerefunded 10/1/2013)	2,500,000 [a]	2,824,350
(Seminole Tribe Convention):			5%, 8/1/2027
8.95%, 10/1/2033	645,000	749,006
10%, 10/1/2033	1,575,000	1,886,252	(Insured; MBIA)	2,000,000	2,044,780
			5.25%, 11/1/2030
Cohasset:			(Prerefunded 11/1/2012)	2,000,000 [a]	2,237,300
5%, 6/15/2022	895,000	946,400	Federal Highway:
5%, 6/15/2023	895,000	939,822	5.50%, 12/15/2009	5,000,000	5,641,300
Easton 6%, 9/15/2006	105,000	107,352	5.75%, 6/15/2010	2,000,000	2,291,320
Everett 6.125%,			(Grant Anticipation Notes)
12/15/2014 (Insured; MBIA)	1,000,000	1,164,540	5.125%, 6/15/2015
Fall River 4%, 2/1/2008			(Insured; MBIA)	1,500,000	1,635,255
(Insured; FSA)	1,680,000	1,773,190	Special Obligation Revenue:
Framingham 5.75%, 3/1/2005	1,145,000	1,170,304	5.375%, 6/1/2011	6,350,000	7,188,327
Franklin 6.25%, 11/15/2005			5.50%, 6/1/2013	1,000,000	1,148,100
(Insured; MBIA)	430,000	454,192	Massachusetts Bay
Hingham, Municipal Purpose Loan			Transportation Authority:
5.375%, 4/1/2017	1,645,000	1,843,239	Assessment Revenue:
Holden, Municipal Purpose Loan			5.75%, 7/1/2011
6%, 3/1/2014 (Insured; FGIC)	1,000,000	1,157,630	(Prerefunded 7/1/2010)	1,835,000 [a]	2,115,315
			5.75%, 7/1/2011	165,000	188,019
Hopedale:			5.25%, 7/1/2017	1,045,000	1,166,032
4%, 11/15/2013			5.25%, 7/1/2020	1,000,000	1,096,060
(Insured; AMBAC)	250,000	260,255
5%, 11/15/2019			General Transportation System:
(Insured; AMBAC)	650,000	709,124	5.50%, 3/1/2009
			(Insured; FGIC)	2,000,000	2,237,780
Lynn 5.25%, 2/15/2008			5.50%, 3/1/2014
(Insured; MBIA)	1,500,000	1,645,635	(Insured; FGIC)	1,000,000	1,147,650
Lynnfield, Municipal Purpose Loan:			5.25%, 3/1/2015
5%, 7/1/2020	505,000	542,931	(Insured; FGIC)	1,000,000	1,132,450
5%, 7/1/2022	585,000	620,170	Sales Tax Revenue:
5%, 7/1/2023	585,000	615,841	4%, 7/1/2010	3,000,000	3,170,070
Marblehead:			5.25%, 7/1/2012	2,565,000	2,901,041
5%, 8/15/2018	1,440,000	1,569,010	5.25%, 7/1/2021	2,000,000	2,257,980
5%, 8/15/2022	1,750,000	1,856,330

The Funds 43

STATEMENT OF INVESTMENTS (continued)
Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts (continued)
Massachusetts Development			Massachusetts Health and Educational
Finance Agency:			Facilities Authority, Revenue (continued):
Combined Jewish			(Partners Healthcare Systems):
Philanthropies 5.25%,			5.25%, 7/1/2013	1,595,000	1,710,909
2/1/2022	1,000,000	1,069,740	5%, 7/1/2016	1,045,000	1,120,459
Education Revenue (Belmont			5.125%, 7/1/2019	1,000,000	1,042,410
Hill School) 5%, 9/1/2015	500,000	535,005	(Springfield College
Higher Education Revenue			Radianassurance) 4%,
(Smith College)			10/15/2008	1,255,000	1,314,813
5.75%, 7/1/2029			(Tufts University):
(Prerefunded 7/1/2010)	1,000,000 [a]	1,160,060	5.5%, 8/15/2014	1,000,000	1,154,970
Milton Academy			5.50%, 2/15/2036	1,000,000	1,074,520
5%, 9/1/2019	900,000	976,383	(Wellesley College)
Revenue:			5%, 7/1/2024	1,000,000	1,037,900
(Massachusetts College			(Winchester Hospital)
of Pharmacy):			6.75%, 7/1/2030
6%, 7/1/2008	310,000	338,430	(Prerefunded 7/1/2010)	1,600,000 [a]	1,889,648
6.30%, 7/1/2010	350,000	393,046	Massachusetts Housing
6.40%, 7/1/2011	370,000	412,054	Finance Agency, SFHR:
6.50%, 7/1/2012	395,000	437,850	6%, 6/1/2014 (Insured; MBIA)	370,000	372,361
6.375%, 7/1/2023	1,000,000	1,108,140	Massachusetts Industrial Finance Agency:
(Suffolk University)			Electric Revenue (Nantucket
5.85%, 7/1/2029	1,000,000	1,028,510	Electric Co. Project) 6.75%,
RRR (Waste Management, Inc)			7/1/2006 (Insured; AMBAC)	1,400,000	1,519,476
6.90%, 12/1/2009	1,000,000	1,135,010	Museum Revenue, (Museum of
SWDR (Waste Management, Inc)			Fine Arts of Boston) 5.375%,
5.45%, 6/1/2014	1,000,000	1,042,150	1/1/2007 (Insured; MBIA)	1,000,000	1,078,320
Massachusetts Education			Revenue:
Loan Authority Education			(Babson College) 5.75%,
Loan Revenue 6.20%,			10/1/2007 (Insured; MBIA)	555,000	615,079
7/1/2013 (Insured; AMBAC)	375,000	375,221	(Concord Academy):
Massachusetts Educational			5.45%, 9/1/2017	500,000	521,855
Financing Authority Education			5.50%, 9/1/2027	1,250,000	1,273,200
Loan Revenue 4.70%,			(College of The Holy Cross)
1/1/2010 (Insured; AMBAC)	795,000	814,692	5.50%, 3/1/2007
Massachusetts Health and Educational			(Insured; MBIA)	1,145,000	1,228,150
Facilities Authority, Revenue:			(Phillips Academy)
(Boston College)			5.375%, 9/1/2023
5.125%, 6/1/2037	2,000,000	2,044,980	(Prerefunded 9/1/2008)	2,500,000 [a]	2,825,975
(Dartmouth-Hitchcock)			(St. John’s School, Inc.)
5.125%, 8/1/2022			5.70%, 6/1/2018	1,000,000	1,046,060
(Insured; FSA)	2,000,000	2,111,980	(The Tabor Academy)
(Harvard University)			5.40%, 12/1/2028	500,000	508,570
5%, 7/15/2022	1,500,000	1,575,045	(Tufts University):
(Jordan Hospital):			5.50%, 2/15/2007
5%, 10/1/2010	500,000	500,315	(Insured; MBIA)	750,000	813,720
6.875%, 10/1/2015	950,000	950,218	5.50%, 2/15/2008
(Northeastern University)			(Insured; MBIA)	1,595,000	1,760,800
5.50%, 10/1/2009			5.50%, 2/15/2011
(Insured; MBIA)	420,000	474,327	(Insured; MBIA)	500,000	569,710

44

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

Massachusetts (continued)			Massachusetts (continued)
Massachusetts Industrial Finance			Massachusetts Water
Agency, Revenue (continued):			Resource Authority (continued):
(Wentworth Institute of Technology)			6%, 8/1/2014 (Insured; MBIA)	1,000,000	1,196,690
5.55%, 10/1/2013	500,000	534,675	5.25%, 8/1/2018
(Worcester Polytechnic)			(Insured; FSA)	500,000	568,195
5.35%, 9/1/2006	850,000	909,729	Mendon Upton Regional School
Massachusetts Municipal Wholesale			District 6%, 6/1/2007
Electric Company, Power			(Insured; FGIC)	600,000	664,074
Supply System Revenue:			Northbridge 5.25%,
(Nuclear Project 5)			2/15/2017 (Insured; AMBAC)	1,000,000	1,103,990
5%, 7/1/2011 (MBIA)	120,000	132,809
(Nuclear Project 4)			Pittsfield Massachusetts:
5.25%, 7/1/2012 (MBIA)	2,000,000	2,250,280	5%, 4/15/2012 (Insured; MBIA)	1,000,000	1,115,490
(Project 6) 5%, 7/1/2006 (MBIA)	3,000,000	3,172,560	5.50%, 4/15/2014 (Insured; MBIA)	500,000	571,875
Massachusetts Port			Quabbin Regional School District
Authority, Revenue:			6%, 6/15/2008 (Insured; AMBAC)	780,000	881,962
5.75%, 7/1/2011	3,500,000	4,007,920	Sandwich 5.75%,
5%, 7/1/2012 (Insured; MBIA)	1,020,000	1,136,188	8/15/2013 (Insured; MBIA)	1,050,000	1,207,626
6%, 7/1/2013	2,500,000	2,798,350	Somerville:
5.50%, 7/1/2014 (Insured; FSA)	1,265,000	1,389,185	6%, 2/15/2007 (Insured; FSA)	775,000	850,183
Massachusetts Water			5%, 2/15/2010 (Insured; FGIC)	1,000,000	1,109,510
Pollution Abatement Trust:			Southeastern University
(Pool Loan Program):			Building Authority, Project
6.125%, 2/1/2007			Revenue 5.90%, 5/1/2010
(Insured; FSA)	1,000,000	1,097,150	(Insured; AMBAC)	500,000	524,150
5.25%, 2/1/2009	500,000	553,790	Springfield 5.50%,
5.625%, 8/1/2013	1,000,000	1,139,250	8/1/2014 (Insured; FGIC)	1,500,000	1,719,615
5.25%, 2/1/2014	1,300,000	1,445,821	University of Massachusetts
5.50%, 8/1/2014	1,085,000	1,223,587	Building Authority, Project
5.625%, 2/1/2015
(Prerefunded 2/1/2007)	2,000,000 [a]	2,191,780	Revenue 5.50%,
5%, 8/1/2018	3,985,000	4,366,843	11/1/2014 (Insured; AMBAC)	1,000,000	1,131,630
5%, 8/1/2032	2,000,000	2,028,500	Uxbridge, Municipal Purpose Loan:
Water Pollution			6.125%, 11/15/2005
Abatement Revenue:			(Insured; MBIA)	500,000	527,390
(New Bedford Loan Program)			6.125%, 11/15/2007
5.25%, 2/1/2012	500,000	563,490	(Insured; MBIA)	525,000	589,722
(South Essex Sewer District			Westfield 6.50%, 5/1/2017
Loan Program)			5/1/2017 (Insured; FGIC)
6.375%, 2/1/2015	195,000	199,633	(Prerefunded 5/1/2010)	735,000 [a]	879,200
Massachusetts Water			Worchester:
Resource Authority:			5.625%, 8/15/2015
5.50%, 8/1/2008			(Insured; FGIC)	1,000,000	1,146,130
(Insured; MBIA)	500,000	556,830	Municipal Purpose Loan:
5.30%, 11/1/2010			6.25%, 7/1/2010
(Insured; FGIC)	1,000,000	1,077,870	(Insured; MBIA)	755,000	887,367
5.50%, Series B,			5.25%, 11/1/2010
8/1/2011 (Insured; FSA)	1,100,000	1,257,817	(Insured; MBIA)
5.50%, Series D,			(Prerefunded 11/1/2008)	1,000,000 [a]	1,118,890
8/1/2011 (Insured; FSA)	1,000,000	1,143,470

The Funds 45

STATEMENT OF INVESTMENTS (continued)
Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Principal			Principal
Investments (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Related—13.3%			U.S. Related (continued)
Guam Economic			Puerto Rico Public Buildings
Development Authority:			Authority, Revenue (Guaranteed
0/5.15%, 5/15/2011	250,000 [b]	211,465	Government Facilities):
0/5.20%, 5/15/2012	300,000 [b]	252,384	6.75%, 7/1/2005
0/5.20%, 5/15/2013	1,175,000 [b]	976,331	(Insured; AMBAC)	1,000,000	1,044,700
5.40%, 5/15/2031	485,000	437,829	4%, 7/1/2007 (Insured; MBIA)	1,050,000	1,103,980
Puerto Rico Commonwealth:			University of Puerto Rico, University
5%, 7/1/2008			Revenue 6.25%, 6/1/2005	750,000	777,337
(Insured; FGIC)	3,400,000	3,738,164	Total Long-Term Municipal Investments
6.25%, 7/1/2011			(cost $196,116,349)		206,489,574

(Insured; MBIA)	1,050,000	1,254,718
6%, 7/1/2013	2,500,000	2,793,100	Short-Term Municipal
5%, 7/1/2018	5,000,000	5,401,750	Investments—2.0%

Public Improvement:			Massachusetts:
5.50%, 7/1/2014			Massachusetts, VRDN
(Insured; MBIA)	500,000	582,565		[c]	1,000,000
			(Central Artery) 1.35%	1,000,000
5.50%, 7/1/2015			Massachusetts Health and
(Insured; FSA)	1,350,000	1,579,014	Educational Facilities Authority,
Puerto Rico Commonwealth			Revenue, VRDN (Capital Asset
Highway and Transportation			Program) 1.34% (Insured: MBIA)	1,900,000 [c]	1,900,000
Authority:			Massachusetts Water Resource
Highway Revenue 6.25%,			Authority VRDN 1.35% (LOC:
			Landesbank Baden-Wurttemberg)	1,400,000
7/1/2009 (Insured; MBIA)	1,000,000	1,164,490		[c]	1,400,000
Transportation Revenue:			Total Short-Term
5.25%, 7/1/2015			Municipal Investments
(Insured; FGIC)	1,905,000	2,143,239	(cost $4,300,000)		4,300,000

5.25%, 7/1/2018
(Insured; FGIC)	2,500,000	2,772,700	Total Investment
Puerto Rico Electric Power			(cost $200,416,349)	100.6%	210,789,574
Authority, Power Revenue:
6.50%, 7/1/2006			Liabilities, Less Cash
(Insured; MBIA)	1,000,000	1,087,110	and Receivables	(.6%)	(1,296,958)
5%, 7/1/2009	500,000	548,435	Net Assets	100.0%	209,492,616
46

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation			RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance Company			SFHR	Single Family Housing Revenue
FSA	Financial Security Assurance			SWDR	Solid Waste Disposal Revenue
LOC	Letter of Credit			VRDN	Variable Rate Demand Notes
MBIA	Municipal Bond Investors Assurance Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	57.4
AA		Aa		AA	28.0
A		A		A	4.2
BBB		Baa		BBB	7.1
F1		MIG1/ P1		SP1, A1	2.0
Not Rated [d]		Not Rated [d]		Not Rated [d]	1.3
					100.0

[a] Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.
[d] Security which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 47

STATEMENT OF FINANCIAL FUTURES August 31, 2004
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 8/31/2004 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 year Note	30	3,345,469	September 2004	(106,406)
U.S. Treasury Futures 10 year Note	60	6,808,125	September 2004	(346,172)
				(452,578)

See notes to financial statements.
48

STATEMENTS OF ASSETS AND LIABILITIES August 31, 2004
	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
Municipal Bond Fund		Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Assets ($):
Investments in securities—
See Statement of Investments †	685,317,018	218,721,504	677,813,010	210,789,574
Cash	—	150,840	—	—
Cash on Initial Margin—Note 2(c)	260,000	—	312,000	78,000
Interest receivable	7,946,940	2,703,758	8,724,817	2,132,091
Receivable for shares of Beneficial Interest subscribed	47,476	346,400	49,049	25,000
Prepaid expenses	29,418	19,509	25,220	20,561
	693,600,852	221,942,011	686,924,096	213,045,226

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a,c)	220,103	68,176	297,832	66,806
Due to Administrator—Note 3(a)	79,101	25,728	79,070	24,172
Cash overdraft due to Custodian	1,479,668	—	2,031,232	144,224
Payable for investment securities purchased	8,425,089	—	—	3,189,747
Payable for futures variation margin—Note 2(c)	106,250	—	127,500	31,875
Payable for shares of Beneficial Interest redeemed	341,564	99,806	278,191	50,000
Accrued expenses and other liabilities	47,919	53,829	73,610	45,786
	10,699,694	247,539	2,887,435	3,552,610

Net Assets ($)	682,901,158	221,694,472	684,036,661	209,492,616

Composition of Net Assets ($):
Paid-in capital	639,123,323	219,393,676	637,279,876	199,640,404
Accumulated net realized gain (loss) on investments	4,417,896	32,054	6,044,167	(68,435)
Accumulated net unrealized appreciation (depreciation)
[including ($1,508,594), ($1,810,313)
and ($452,578) net unrealized (depreciation)
on financial futures for Mellon National Intermediate
Municipal Bond Fund, Mellon Pennsylvania Intermediate
Municipal Bond Fund, and Mellon Massachusetts
Intermediate Municipal Bond Fund, respectively]	39,359,939	2,268,742	40,712,618	9,920,647

Net Assets ($)	682,901,158	221,694,472	684,036,661	209,492,616

Net Asset Value Per Share
Class M Shares
Net Assets ($)	646,792,703	221,600,482	681,295,344	197,139,688
Shares Outstanding	48,467,360	17,305,032	51,891,250	15,395,448
Net Asset Value Per Share ($)	13.34	12.81	13.13	12.81

Investor Shares
Net Assets ($)	30,163,668	93,990	2,741,317	11,698,219
Shares Outstanding	2,262,869	7,349	208,852	913,671
Net Asset Value Per Share ($)	13.33	12.79	13.13	12.80

Dreyfus Premier Shares
Net Assets ($)	5,944,787	—	—	654,709
Shares Outstanding	445,889	—	—	51,036
Net Asset Value Per Share ($)	13.33	—	—	12.83

† Investments at cost ($)	644,448,485	216,452,762	635,290,079	200,416,349

See notes to financial statements.
The Funds 49

STATEMENTS OF OPERATIONS Year Ended August 31, 2004
	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
Municipal Bond Fund		Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Investment Income ($):
Interest Income	29,377,053	6,296,318	32,155,664	8,303,952
Expenses:
Investment advisory fee—Note 3(a)	2,356,398	782,341	3,588,407	684,769
Administration fee—Note 3(a)	927,981	308,051	989,374	269,625
Shareholder servicing costs—Note 3(c)	100,703	378	7,864	35,194
Custodian fees—Note 3(c)	62,053	16,475	53,851	14,734
Registration fees	44,242	26,042	25,708	39,436
Distribution fees—Note 3(b)	34,762	—	—	4,480
Trustees’ fees and expenses—Note 3(d)	23,542	8,347	23,345	5,690
Auditing fees	20,846	21,041	23,298	23,171
Legal fees	10,360	2,956	9,690	1,870
Prospectus and shareholders’ reports	10,529	5,661	741	5,194
Miscellaneous	57,519	24,617	57,763	30,207
Total Expenses	3,648,935	1,195,909	4,780,041	1,114,370
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(1,210)	(1,968)	—	(98,384)
Less—reduction in custody fees
due to earnings credits—Note 2(b)	(2,834)	—	—	(36)
Net Expenses	3,644,891	1,193,941	4,780,041	1,015,950
Investment Income—Net	25,732,162	5,102,377	27,375,623	7,288,002

Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,866,565	132,115	7,376,953	1,180,229
Net realized gain (loss) on financial futures	1,066,040	—	1,252,152	287,651
Net realized gain (loss) on swaps	(565)	—	(707)	(141)
Net Realized Gain (Loss)	6,932,040	132,115	8,628,398	1,467,739
Net unrealized (depreciation) on investments
[including ($3,298,672), ($3,926,915) and
($950,820) (depreciation) on financial futures for
Mellon National Intermediate Municipal Bond Fund,
Mellon Pennsylvania Intermediate Municipal
Bond Fund and Mellon Massachusetts Intermediate
Municipal Bond Fund, respectively]	7,949,583	(1,163,845)	2,964,408	1,828,686
Net Realized and Unrealized Gain (Loss) on Investments	14,881,623	(1,031,730)	11,592,806	3,296,425
Net Increase in Net Assets Resulting from Operations	40,613,785	4,070,647	38,968,429	10,584,427

See notes to financial statements.
50

STATEMENTS OF CHANGES IN NET ASSETS
	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2004	2003 [a,b]	2004	2003 [a]

Operations ($):
Investment income—net	25,732,162	25,018,890	5,102,377	4,769,851
Net realized gain (loss) on investments	6,932,040	(341,339)	132,115	(130,416)
Net unrealized appreciation (depreciation) on investments	7,949,583	1,297,630	(1,163,845)	(596,305)
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,613,785	25,975,181	4,070,647	4,043,130

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(24,381,081)	(23,375,868)	(5,123,165)	(4,737,562)
Investor Shares	(1,140,332)	(1,199,309)	(2,209)	(9,396)
Dreyfus Premier Shares	(214,978)	(237,252)	—	—
Net realized gain on investments:
Class M Shares	(1,938,957)	(787,928)	—	(178,859)
Investor Shares	(101,785)	(52,036)	—	(1,164)
Dreyfus Premier Shares	(22,614)	(11,920)	—	—
Total Dividends	(27,799,747)	(25,664,313)	(5,125,374)	(4,926,981)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	92,725,243	105,449,236	107,345,169	126,614,938
Investor Shares	1,795,226	5,422,496	189,212	1,085,443
Dreyfus Premier Shares	93,493	134,142	—	—
Net assets received in connection
with reorganization—Note1:
Class M Shares	—	53,205,282	—	—
Investor Shares	—	43,759,122	—	—
Dreyfus Premier Shares	—	9,678,625	—	—
Dividends reinvested:
Class M Shares	2,709,006	1,782,766	476,987	543,117
Investor Shares	789,805	787,988	2,102	327
Dreyfus Premier Shares	115,490	125,822	—	—
Cost of shares redeemed:
Class M Shares	(86,237,556)	(87,567,743)	(95,741,349)	(54,365,394)
Investor Shares	(7,739,754)	(18,751,524)	(130,394)	(1,058,043)
Dreyfus Premier Shares	(2,251,287)	(2,316,620)	—	—
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	1,999,666	111,709,592	12,141,727	72,820,388
Total Increase (Decrease) In Net Assets	14,813,704	112,020,460	11,087,000	71,936,537

Net Assets ($):
Beginning of Period	668,087,454	556,066,994	210,607,472	138,670,935
End of Period	682,901,158	668,087,454	221,694,472	210,607,472
Undistributed investment income—net	—	137,832	—	27,924

The Funds 51

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Year Ended August 31,		Year Ended August 31,

	2004	2003 [a,b]	2004	2003 [a]

Capital Share Transactions:
Class M Shares
Shares sold	6,985,297	7,977,882	8,362,321	9,804,486
Shares issued in connection with reorganization—Note 1	—	4,358,772	—	—
Shares issued for dividends reinvested	203,894	134,875	37,189	42,096
Shares redeemed	(6,501,591)	(6,606,243)	(7,474,588)	(4,208,802)
Net Increase (Decrease) in Shares Outstanding	687,600	5,865,286	924,922	5,637,780

Investor Shares [c]
Shares sold	135,711	407,652	14,726	84,579
Shares issued in connection with reorganization—Note 1	—	3,539,573	—	25
Shares issued for dividends reinvested	59,490	59,616	164	—
Shares redeemed	(583,659)	(1,424,219)	(10,145)	(82,082)
Net Increase (Decrease) in Shares Outstanding	(388,458)	2,582,622	4,745	2,522

Dreyfus Premier Shares [c]
Shares sold	6,920	10,203	—	—
Shares issued in connection with reorganization—Note 1	—	756,607	—	—
Shares issued for dividends reinvested	8,697	9,516	—	—
Shares redeemed	(170,369)	(175,685)	—	—
Net Increase (Decrease) in Shares Outstanding	(154,752)	600,641	—	—

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Mellon National Intermediate Municipal Bond Fund commenced selling Dreyfus Premier shares on October 11, 2002.
[c] During the year ended August 31, 2004, 65,825 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $868,322 were automatically converted to 65,833 Investor shares and during the period ended August 31, 2003, 57,678 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $761,453 were automatically converted to 57,648 Investor shares.
See notes to financial statements.

52

	Mellon Pennsylvania Intermediate Municipal Bond Fund

		Year Ended August 31,

	2004	2003 [a]

Operations ($):
Investment income—net	27,375,623	30,826,337
Net realized gain (loss) on investments	8,628,398	160,566
Net unrealized appreciation (depreciation) on investments	2,964,408	(11,693,089)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,968,429	19,293,814

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(27,371,553)	(30,665,595)
Investor Shares	(107,403)	(54,474)
Net realized gain on investments:
Class M Shares	(1,786,516)	—
Investor Shares	(8,199)	—
Total Dividends	(29,273,671)	(30,720,069)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	44,955,224	42,326,658
Investor Shares	426,469	2,331,507
Dividends reinvested:
Class M Shares	1,156,977	191,642
Investor Shares	24,195	30,310
Cost of shares redeemed:
Class M Shares	(115,052,210)	(128,013,055)
Investor Shares	(700,100)	(312,500)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(69,189,445)	(83,445,438)
Total Increase (Decrease) In Net Assets	(59,494,687)	(94,871,693)

Net Assets ($):
Beginning of Period	743,531,348	838,403,041
End of Period	684,036,661	743,531,348
Undistributed investment income—net	—	157,764

Capital Share Transactions:
Class M Shares
Shares sold	3,434,644	3,207,705
Shares issued for dividends reinvested	88,092	14,576
Shares redeemed	(8,799,386)	(9,744,925)
Net Increase (Decrease) in Shares Outstanding	(5,276,650)	(6,522,644)

Investor Shares
Shares sold	32,810	175,546
Shares issued for dividends reinvested	1,845	2,313
Shares redeemed	(53,183)	(23,718)
Net Increase (Decrease) in Shares Outstanding	(18,528)	154,141

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

The Funds 53

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Mellon Massachusetts Intermediate Municipal Bond Fund

		Year Ended August 31,

	2004	2003 [a,b,c]

Operations ($):
Investment income—net	7,288,002	7,368,432
Net realized gain (loss) on investments	1,467,739	(685,203)
Net unrealized appreciation (depreciation) on investments	1,828,686	(2,391,615)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,584,427	4,291,614

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,855,459)	(6,717,053)
Investor Shares	(434,236)	(505,031)
Dreyfus Premier Shares	(27,069)	(35,527)
Total Dividends	(7,316,764)	(7,257,611)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	43,023,674	28,631,002
Investor Shares	475,539	592,342
Dreyfus Premier Shares	—	881
Dividends reinvested:
Class M Shares	1,562,472	1,616,376
Investor Shares	238,712	266,173
Dreyfus Premier Shares	7,098	15,377
Cost of shares redeemed:
Class M Shares	(23,788,847)	(24,222,384)
Investor Shares	(2,204,270)	(3,204,026)
Dreyfus Premier Shares	(307,248)	(542,660)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	19,007,130	3,153,081
Total Increase (Decrease) in Net Assets	22,274,793	187,084

Net Assets ($):
Beginning of Period	187,217,823	187,030,739
End of Period	209,492,616	187,217,823
Undistributed investment income—net	—	39,818

54

	Mellon Massachusetts Intermediate Municipal Bond Fund

		Year Ended August 31,

	2004	2003 [a,b,c]

Capital Share Transactions:
Class M Shares
Shares sold	3,374,954	2,243,279
Shares issued for dividends reinvested	122,397	126,480
Shares redeemed	(1,871,173)	(1,895,585)
Net Increase (Decrease) in Shares Outstanding	1,626,178	474,174

Investor Shares [d]
Shares sold	37,334	46,959
Shares issued for dividends reinvested	18,690	20,839
Shares redeemed	(172,545)	(250,586)
Net Increase (Decrease) in Shares Outstanding	(116,521)	(182,788)

Dreyfus Premier Shares [d]
Shares sold	—	68
Shares issued for dividends reinvested	555	1,200
Shares redeemed	(24,198)	(42,420)
Net Increase (Decrease) in Shares Outstanding	(23,643)	(41,152)

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Mellon Massachusetts Intermediate Municipal Bond Fund commenced selling each class of its shares as of close of business on September 6, 2002.
[c] Represents information for the fund’s predecessor, Dreyfus Premier Massachusetts Limited Term Municipal Fund (the Premier Massachusetts Fund). Premier Massachusetts Fund has
changed its fiscal year end from June 30 to August 31.
[d] During the period ended August 31, 2004, 552 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund representing $6,996 were automatically converted to 553 Investor shares and during the period ended August 31, 2003, 503 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund
representing $6,481 were automatically converted to 504 Investor shares.
See notes to financial statements.

The Funds 55

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

		Class M Shares

		Year Ended August 31,

Mellon National Intermediate Municipal Bond Fund	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	13.09	13.25	13.24	12.50
Investment Operations:
Investment income—net	.51[d]	.50[d]	.52[d]	.51
Net realized and unrealized gain (loss) on investments	.29	(.14)	.14	.74
Total from Investment Operations	.80	.36	.66	1.25
Distributions:
Dividends from investment income—net	(.51)	(.50)	(.52)	(.51)
Dividends from net realized gain on investments	(.04)	(.02)	(.13)	(.00)[e]
Total Distributions	(.55)	(.52)	(.65)	(.51)
Net asset value, end of period	13.34	13.09	13.25	13.24

Total Return (%)	6.22	2.77	5.16	10.21[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.53	.53	.53[g]
Ratio of net expenses to average net assets	.52	.52	.52	.52[g]
Ratio of net investment income to average net assets	3.84	3.77	4.04	4.33[g]
Portfolio Turnover Rate	53.26	50.68	60.12	47.78[f]

Net Assets, end of period ($ x 1,000)	646,793	625,558	555,158	477,595

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.02% to 4.04% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

56

		Investor Shares

		Year Ended August 31,

Mellon National Intermediate Municipal Bond Fund	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.08	13.24	13.23	12.91
Investment Operations:
Investment income—net	.48[c]	.50[c]	.50[c]	.07
Net realized and unrealized gain (loss) on investments	.29	(.18)	.13	.32
Total from Investment Operations	.77	.32	.63	.39
Distributions:
Dividends from investment income—net	(.48)	(.46)	(.49)	(.07)
Dividends from net realized gain on investments	(.04)	(.02)	(.13)	—
Total Distributions	(.52)	(.48)	(.62)	(.07)
Net asset value, end of period	13.33	13.08	13.24	13.23

Total Return (%)	6.04	2.36	4.98	3.05[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.79	.84	.85[e]
Ratio of net expenses to average net assets	.77	.77	.77	.77[e]
Ratio of net investment income to average net assets	3.60	3.52	3.74	3.91[e]
Portfolio Turnover Rate	53.26	50.68	60.12	47.78[d]

Net Assets, end of period ($ x 1,000)	30,164	34,673	909	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.73% to 3.74% for Class M shares and Investor shares, respectively. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS (continued)
	Dreyfus Premier Shares

	Year Ended August 31,

Mellon National Intermediate Municpal Bond Fund	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.08	13.37
Investment Operations:
Investment income—net [b]	.41	.36
Net realized and unrealized gain (loss) on investments	.29	(.28)
Total from Investment Operations	.70	.08
Distributions:
Dividends from investment income—net	(.41)	(.35)
Dividends from net realized gain on investments	(.04)	(.02)
Total Distributions	(.45)	(.37)
Net asset value, end of period	13.33	13.08

Total Return (%)	5.43	.58[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.29[d]
Ratio of net expenses to average net assets	1.27	1.27[d]
Ratio of net investment income to average net assets	3.09	3.03[d]
Portfolio Turnover Rate	53.26	50.68[c]

Net Assets, end of period ($ x 1,000)	5,945	7,856

[a] From close of business on October 11, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
See notes to financial statements.

58

		Class M Shares

		Year Ended August 31,

Mellon National Short-Term Municipal Bond Fund	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.86	12.91	12.90	12.50
Investment Operations:
Investment income—net	.29[d]	.34[d]	.46[d]	.48
Net realized and unrealized gain (loss) on investments	(.05)	(.03)	.10	.40
Total from Investment Operations	.24	.31	.56	.88
Distributions:
Dividends from investment income—net	(.29)	(.35)	(.46)	(.48)
Dividends from net realized gain on investments	—	(.01)	(.09)	—
Total Distributions	(.29)	(.36)	(.55)	(.48)
Net asset value, end of period	12.81	12.86	12.91	12.90

Total Return (%)	2.00	2.35	4.43	7.15[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.55	.57	.58[f]
Ratio of expenses to average net assets	.53	.52	.52	.52[f]
Ratio of net investment income to average net assets	2.28	2.66	3.56	4.11[f]
Portfolio Turnover Rate	28.12	22.15	50.86	44.18[e]

Net Assets, end of period ($ x 1,000)	221,600	210,574	138,670	119,026

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than
.01% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS (continued)
		Investor Shares

		Year Ended August 31,

Mellon National Short-Term Municipal Bond Fund	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.84	12.91	12.90	12.78
Investment Operations:
Investment income—net	.29[c]	.29[c]	.42[c]	.07
Net realized and unrealized gain (loss) on investments	(.07)	(.04)	.10	.12
Total from Investment Operations	.22	.25	.52	.19
Distributions:
Dividends from investment income—net	(.27)	(.31)	(.42)	(.07)
Dividends from net realized gain on investments	—	(.01)	(.09)	—
Total Distributions	(.27)	(.32)	(.51)	(.07)
Net asset value, end of period	12.79	12.84	12.91	12.90

Total Return (%)	1.72	2.01	4.16	1.48[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.81	.72	.96[e]
Ratio of net expenses to average net assets	.79	.76	.67	.77[e]
Ratio of net investment income to average net assets	2.08	2.44	4.15	3.76[e]
Portfolio Turnover Rate	28.12	22.15	50.86	44.18[d]

Net Assets, end of period ($ x 1,000)	94	33	1	1

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than
.01% for Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

60

		Class M Shares

		Year Ended August 31,

Mellon Pennsylvania Intermediate Municipal Bond Fund	2004	2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	12.95	13.15	13.16	12.50
Investment Operations:
Investment income—net	.50[d]	.51[d]	.53[d]	.50
Net realized and unrealized gain (loss) on investments	.21	(.20)	.11	.66
Total from Investment Operations	.71	.31	.64	1.16
Distributions:
Dividends from investment income—net	(.50)	(.51)	(.53)	(.50)
Dividends from net realized gain on investments	(.03)	—	(.12)	(.00)[e]
Total Distributions	(.53)	(.51)	(.65)	(.50)
Net asset value, end of period	13.13	12.95	13.15	13.16

Total Return (%)	5.60	2.35	5.03	9.50[f]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.67	.68	.68[g]
Ratio of net expenses to average net assets	.66	.67	.67	.67[g]
Ratio of net investment income to average net assets	3.82	3.88	4.09	4.25[g]
Portfolio Turnover Rate	18.87	17.58	34.50	39.32[f]

Net Assets, end of period ($ x 1,000)	681,295	740,587	837,441	879,711

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.08% to 4.09% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
[d] Based on average shares outstanding at each month end.
[e] Amount represents less than $.01 per share.
[f] Not annualized.
[g] Annualized.
See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS (continued)
		Investor Shares

		Year Ended August 31,

Mellon Pennsylvania Intermediate Municipal Bond Fund	2004	2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	12.95	13.14	13.16	12.90
Investment Operations:
Investment income—net	.47[c]	.48[c]	.54[c]	.07
Net realized and unrealized gain (loss) on investments	.21	(.20)	.06	.26
Total from Investment Operations	.68	.28	.60	.33
Distributions:
Dividends from investment income—net	(.47)	(.47)	(.50)	(.07)
Dividends from net realized gain on investments	(.03)	—	(.12)	—
Total Distributions	(.50)	(.47)	(.62)	(.07)
Net asset value, end of period	13.13	12.95	13.14	13.16

Total Return (%)	5.41	2.09	4.69	2.58[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.93	.94	1.14[e]
Ratio of net expenses to average net assets	.92	.92	.92	.92[e]
Ratio of net investment income to average net assets	3.56	3.59	3.84	3.86[e]
Portfolio Turnover Rate	18.87	17.58	34.50	39.32[d]

Net Assets, end of period ($ x 1,000)	2,741	2,944	963	230

[a] As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from3.83% to 3.84% for Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
[c] Based on average shares outstanding at each month end.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

62

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Investor shares, Class M shares and Dreyfus Premier shares represents the financial highlights of the Class A shares, Class R shares and Class B shares, respectively, of the fund’s predecessor, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund) before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund’s Investor shares, Class M shares and Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. Total return for the periods before the fund commenced operations shows how much an investment in the Premier Massachusetts Fund’s Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested.Total return for the period since the fund commenced operations also reflects how much an investment in the fund’s Investor shares, Class M shares and Dreyfus Premier shares would have increased (or decreased), assuming all dividends and distributions were reinvested.

			Class M Shares

			Two Months
Mellon Massachusetts	Year Ended August 31,		Ended	Year Ended June 30,

Intermediate Municipal Bond Fund	2004	2003 [a]	August 31, 2002 [b]	2002 [c]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.59	12.79	12.62	12.38	11.89	12.04
Investment Operations:
Investment income—net	.48[d]	.50[d]	.09[d]	.52[d]	.55	.54
Net realized and unrealized gain (loss) on investments	.22	(.21)	.17	.24	.49	(.15)
Total from Investment Operations	.70	.29	.26	.76	1.04	.39
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.09)	(.52)	(.55)	(.54)
Dividends from net realized gain on investments	—	—	—	—	—	—
Total Distributions	(.48)	(.49)	(.09)	(.52)	(.55)	(.54)
Net asset value, end of period	12.81	12.59	12.79	12.62	12.38	11.89

Total Return (%)	5.72	2.23	2.10[e]	6.19	8.90	3.37

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.58	.50[f]	.50	.50	.50
Ratio of net expenses to average net assets	.50	.50	.50[f]	.50	.50	.50
Ratio of net investment income to average net assets	3.74	3.93	3.94[f]	4.18	4.49	4.58
Portfolio Turnover Rate	27.26	15.54	4.48[e]	11.45	14.88	31.89

Net Assets, end of period ($ x 1,000)	197,140	173,311	170,030	162,413	126,264	96,832

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[c] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%.
Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[d] Based on average shares outstanding at each month end.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS (continued)
			Investor Shares

			Two Months
Mellon Massachusetts	Year Ended August 31,		Ended	Year Ended June 30,

Intermediate Municipal Bond Fund	2004	2003	August 31, 2002 [a]	2002 [b]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.59	12.79	12.61	12.38	11.89	12.03
Investment Operations:
Investment income—net	.45[c]	.47[c]	.08[c]	.49[c]	.52	.51
Net realized and unrealized gain (loss) on investments	.21	(.20)	.18	.23	.49	(.14)
Total from Investment Operations	.66	.27	.26	.72	1.01	.37
Distributions:
Dividends from investment income—net	(.45)	(.47)	(.08)	(.49)	(.52)	(.51)
Dividends from net realized gain on investments	—	—	—	—	—	—
Total Distributions	(.45)	(.47)	(.08)	(.49)	(.52)	(.51)
Net asset value, end of period	12.80	12.59	12.79	12.61	12.38	11.89

Total Return (%)	5.38	1.97	2.06[d,e]	5.92[d]	8.63[d]	3.21[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.83	.75[f]	.75	.75	.75
Ratio of net expenses to average net assets	.75	.75	.75[f]	.75	.75	.75
Ratio of net investment income to average net assets	3.50	3.68	3.69[f]	3.93	4.24	4.32
Portfolio Turnover Rate	27.26	15.54	4.48[e]	11.45	14.88	31.89

Net Assets, end of period ($ x 1,000)	11,698	12,965	13,866	13,553	12,850	12,581

[a] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[b] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%.
Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding at each month end.
[d] Exclusive of sales charge which was applicable to Class A shares of the Premier Massachusetts Fund.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

64

			Dreyfus Premier Shares

			Two Months
Mellon Massachusetts	Year Ended August 31,		Ended	Year Ended June 30,

Intermediate Municipal Bond Fund	2004	2003	August 31, 2002 [a]	2002 [b]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.61	12.81	12.64	12.40	11.92	12.06
Investment Operations:
Investment income—net	.38[c]	.40[c]	.07[c]	.43[c]	.46	.45
Net realized and unrealized gain (loss) on investments	.22	(.20)	.17	.24	.48	(.14)
Total from Investment Operations	.60	.20	.24	.67	.94	.31
Distributions:
Dividends from investment income—net	(.38)	(.40)	(.07)	(.43)	(.46)	(.45)
Dividends from net realized gain on investments	—	—	—	—	—	—
Total Distributions	(.38)	(.40)	(.07)	(.43)	(.46)	(.45)
Net asset value, end of period	12.83	12.61	12.81	12.64	12.40	11.92

Total Return (%)	4.85	1.55	1.98[d,e]	5.40[d]	8.00[d]	2.70[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	1.33	1.25[f]	1.25	1.25	1.25
Ratio of net expenses to average net assets	1.25	1.25	1.25[f]	1.25	1.25	1.25
Ratio of net investment income to average net assets	3.01	3.19	3.17[f]	3.41	3.74	3.80
Portfolio Turnover Rate	27.26	15.54	4.48[e]	11.45	14.88	31.89

Net Assets, end of period ($ x 1,000)	655	941	1,484	1,251	862	738

[a] The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
[b] As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.40% to
3.41%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding at each month end.
[d] Exclusive of sales charge which was applicable to Class B shares of the Premier Massachusetts Fund.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

The Funds 65

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following non-diversified municipal bond funds: Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “fund” and collectively, the “funds”). Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without front-end sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights.

On October 11,2002,pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Municipal Fund (“Premier Municipal Fund”), a series of The Dreyfus/Laurel Tax-Free Funds, were transferred to MPAM National Intermediate Municipal Bond Fund (now known as Mellon National Intermediate Municipal Bond Fund), in exchange for shares of beneficial interest of MPAM National Intermediate Municipal Bond Fund’s MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of Premier Municipal Fund received Investor shares of MPAM National Intermediate Municipal Bond Fund, holders of Class B shares of Premier Municipal Fund received Dreyfus Premier shares of MPAM National Intermediate Municipal Bond Fund and holders of Class R shares of Premier Municipal Fund received MPAM shares (now designated as Class M shares) of MPAM National Intermediate Municipal Bond Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Municipal Fund at the time of the exchange. MPAM National Intermediate Municipal Bond Fund’s net asset value on October 11,

66

2002 was $13.38 per share for its MPAM shares, $13.37 per share for its Investor shares and, after the reorganization, $13.37 per share for its Dreyfus Premier shares, and a total of 4,358,772 MPAM shares, 3,539,573 Investor shares and 756,607 Dreyfus Premier shares, representing net assets of $58,320,367 MPAM shares, $47,324,085 Investor shares and $10,115,259 Dreyfus Premier shares (including $9,117,259 net unrealized appreciation on investments), were issued to Premier Municipal Fund’s shareholders in the exchange.The exchange was a tax-free event to shareholders.

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Massachusetts Municipal Fund (“Premier Massachusetts Fund”), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, were transferred to MPAM Massachusetts Intermediate Municipal Bond Fund (now known as Mellon Massachusetts Intermediate Municipal Bond Fund) in exchange for shares of beneficial interest of MPAM Massachusetts Intermediate Municipal Bond Fund’s MPAM shares (now designated as Class M shares), Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of Premier Massachusetts Fund received Investor shares of MPAM Massachusetts Intermediate Municipal Bond Fund, holders of Class B shares of Premier Massachusetts Fund received Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund and holders of Class R shares of Premier Massachusetts Fund received MPAM shares of MPAM Massachusetts Intermediate Municipal Bond Fund,in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Massachusetts Fund at the time of the exchange. MPAM Massachusetts Intermediate Municipal Bond Fund’s net asset value on September 6, 2002, after the reorganization, was $12.90 per share for its MPAM shares, $12.89 per share for its Investor shares and $12.92 per share for its Dreyfus Premier shares, and a total of 13,317,767 MPAM shares, 1,205,639 Investor shares and 113,401 Dreyfus Premier shares, representing net assets of $171,745,952 MPAM shares, $15,545,868 Investor shares and $1,464,748 Dreyfus Premier shares (including $12,048,678 net unrealized appreciation on investments), were issued to Premier Massachusetts Fund’s shareholders in the exchange. The exchange was a tax-free event to shareholders.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares for each fund based upon the relative proportion of net assets of each class.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S.Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund’s securities) are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures on municipal and U.S.Treasury securi-

The Funds 67

NOTES TO FINANCIAL STATEMENTS (continued)

ties are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have an arrangement with the custodian banks whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

(c) Financial futures: The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2004, are set forth in the relevant fund’s Statement of Financial Futures.

(d) Concentration of risk: Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(e) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually,but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations,which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2004.

Table 2 summarizes each fund’s capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004.

68

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal years ended August 31, 2004 and August 31, 2003, respectively.

During the period ended August 31, 2004, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 4. Net assets were not affected by this reclassification.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35 of 1% of the Mellon National Intermediate Municipal Bond Fund, .35 of 1% of the Mellon National Short-Term Municipal Bond Fund, .50 of 1% of the Mellon Pennsylvania Intermediate Municipal Bond Fund and .50 of 1% of the Mellon Massachusetts Intermediate Municipal Bond Fund.

Table 1.

	Undistributed	Undistributed		Unrealized		Capital (Losses)
	Ordinary	Capital Gains		Appreciation		Realized After
	Income ($)	(Losses) ($)		(Depreciation) ($)		October 31, 2003 ($)

Mellon National Intermediate Municipal Bond Fund	553,868	2,542,534		40,904,351			—
Mellon National Short-Term Municipal Bond Fund	—	32,054		2,268,742			—
Mellon Pennsylvania Intermediate Municipal Bond Fund	—	4,233,854		42,668,478			—
Mellon Massachusetts Intermediate Municipal Bond Fund	—	(521,013)		10,379,124			—

Table 2.

Expiring in fiscal †	2006($)	2007 ($) 2008 ($)		2009 ($)	2010 ($)	2011 ($)	Total ($)

Mellon National Intermediate Municipal Bond Fund	—	—	—	—	—	—	—
Mellon National Short-Term Municipal Bond Fund	—	—	—	—	—	—	—
Mellon Pennsylvania Intermediate Municipal Bond Fund	—	—	—	—	—	—	—
Mellon Massachusetts Intermediate Municipal Bond Fund	—	—	—	15,683	388,128	117,202	521,013
† If not applied, the carryovers expire in the above year.

Table 3.

				Ordinary		Long-Term
	Tax-Exempt Income ($)			Income ($)		Capital Gains ($)
	2004	2003	2004		2003	2004	2003

Mellon National Intermediate
Municipal Bond Fund	25,736,391	24,812,429	306,202	729,468	1,757,154	122,416
Mellon National Short-Term
Municipal Bond Fund	5,125,374	4,746,958	—	97,518	—	82,505
Mellon Pennsylvania Intermediate
Municipal Bond Fund	27,478,956	30,720,069	—	—	1,794,715	—
Mellon Massachusetts Intermediate
Municipal Bond Fund	7,316,764	7,257,611	—	—	—	—

The Funds 69

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15 of 1%
$6 billion up to $12 billion	.12 of 1%
In excess of $12 billion	.10 of 1%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon had agreed, until September 30, 2003, with respect to Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund, to waive receipt of its fees and/or to reimburse a portion of each fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses would not exceed, in the aggregate, the rate per annum of the fund’s average daily net assets as follows:

.52 of 1% of the Mellon National Intermediate Municipal Bond Fund and .52 of 1% of the Mellon National Short-Term Municipal Bond Fund.

Mellon Bank has agreed, until September 30, 2007, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or reimburse a portion of the fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses, in the aggregate, do not exceed an annual rate of .50 of 1% of the value of the fund’s average daily net assets. Table 5 summarizes the amounts waived during the period ended August 31, 2004.

Table 5.

Mellon National Intermediate
Municipal Bond Fund	$1,210
Mellon National Short-Term
Municipal Bond Fund	1,968
Mellon Pennsylvania Intermediate
Municipal Bond Fund	—
Mellon Massachusetts Intermediate
Municipal Bond Fund	98,384

During the period ended August 31,2004,the Distributor retained $18,148 from contingent deferred sales charges on redemptions of the Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares, and $5,269 from contingent deferred sales charges on redemptions of the Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50 of 1% of the

Table 4.

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income-Net ($)	Gain (Loss) ($)	Capital ($)

Mellon National Intermediate
Municipal Bond Fund	(133,603)	75,865	57,738
Mellon National Short-Term
Municipal Bond Fund	(4,927)	4,927	—
Mellon Pennsylvania Intermediate
Municipal Bond Fund	(54,431)	16,477	37,954
Mellon Massachusetts Intermediate
Municipal Bond Fund	(11,056)	9,735	1,321

70

value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2004, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, Dreyfus Premier shares were charged $34,762 and $4,480, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2004, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 6.

Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$79,255
Mellon National Intermediate Municipal
Bond Fund (Dreyfus Premier Shares)	17,381
Mellon National Short-Term
Municipal Bond Fund	265
Mellon Pennsylvania Intermediate
Municipal Bond Fund	7,513
Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	30,882
Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	2,240

The funds compensate Mellon under a Custody Agreement for providing custodial services for the funds. Table 7 summarizes the amounts the funds were charged during the period ended August 31, 2004 pursuant to the custody agreement.

Table 7.

Mellon National Intermediate
Municipal Bond Fund	$ 62,053
Mellon National Short-Term
Municipal Bond Fund	16,475
Mellon Pennsylvania Intermediate
Municipal Bond Fund	53,851
Mellon Massachusetts Intermediate
Municipal Bond Fund	14,734

Table 8 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

Table 8.

	Investment	Rule 12b-1	Shareholder
	Advisory	Distribution	Services	Custodian
	Fees ($)	Plan Fees ($)	Fees ($)	Fees ($)	Reimbursement($)

Mellon National Intermediate Municipal Bond Fund	201,672	2,506	7,554	8,371	—
Mellon National Short-Term Municipal Bond Fund	65,551	—	14	2,611	—
Mellon Pennsylvania Intermediate Municipal Bond Fund	288,079	—	578	9,175	—
Mellon Massachusetts Intermediate Municipal Bond Fund	61,483	283	2,621	4,698	(2,279)

The Funds 71

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out- of-pocket expenses. Prior to July 1, 2004, the annual fee payable to each trustee was $35,000 and prior to September 14, 2004, the attendance fee was $3,000 for each in-person meeting.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2004.

Table 10 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2004.

Each fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The funds may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as a net realized gain/loss. Interest rate swaps are marked-to-market daily and change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. At August 31, 2004, there were no interest rate swaps outstanding.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received,if any,at the date of default.

NOTE 5—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the

Table 9.

			Purchases ($)	Sales ($)

Mellon National Intermediate Municipal Bond Fund		351,888,044		344,586,335
Mellon National Short-Term Municipal Bond Fund		83,087,711		59,823,254
Mellon Pennsylvania Intermediate Municipal Bond Fund		131,428,329		202,411,249
Mellon Massachusetts Intermediate Municipal Bond Fund		72,118,617		51,312,796

Table 10.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon National Intermediate Municipal Bond Fund	644,412,667	41,369,947	465,596	40,904,351
Mellon National Short-Term Municipal Bond Fund	216,452,762	2,522,623	253,881	2,268,742
Mellon Pennsylvania Intermediate Municipal Bond Fund	635,144,531	42,918,754	250,276	42,668,478
Mellon Massachusetts Intermediate Municipal Bond Fund	200,410,450	10,501,058	121,934	10,379,124

72

funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the funds did not borrow under the line of credit.

NOTE 6—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004. While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Funds 73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund of Mellon Funds Trust (collectively “the Funds”), including the statements of investments and statements of financial futures, as of August 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles..

New York, New York October 11, 2004
74

IMPORTANT TAX INFORMATION (Unaudited)

Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2004:

  all the dividends paid from investment income- net are “exempt-interest dividends” (not gener- ally subject to regular federal income tax), and the fund hereby designates $.0350 per share as a long-term capital gain distribution of the $.0411 per share paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2004:

  all the dividends paid from investment income- net are “exempt-interest dividends” (not gener- ally subject to regular federal income tax), and the fund hereby designates $.0320 per share as a long-term capital gain distribution paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Funds 75

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (61)	Maureen D. McFalls (59)
Chairman of the Board (2000)	Board Member (2000)
Principal Occupation During Past 5 Years:	Principal Occupation During Past 5 Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including Vice	• Director of the Office of Government Relations at Carnegie
Chairman since 1980 and Chief Executive Officer and President	Mellon University since January 2000
since 2001	• Manager, Government Communications, of the Software
Other Board Memberships and Affiliations:	Engineering Institute at Carnegie Mellon University from
• Board of Consultors of Villanova University School of Law,	March 1994 to December 1999
Board Member	Other Board Memberships and Affiliations:
• Temple University,Trustee	• Maglev, Inc., a company seeking a partnership between industry
No. of Portfolios for which Board Member Serves: 16	and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing
———————	Carnegie Mellon University
Ronald R. Davenport (68)	• Coro Center For Civic Leadership, Board Member
Board Member (2000)	No. of Portfolios for which Board Member Serves: 16
Principal Occupation During Past 5 Years:	———————
• Chairman of Sheridan Broadcasting Corporation since July 1972	Kevin	C. Phelan	(60)
Other Board Memberships and Affiliations:	Board	Member	(2000)
• American Urban Radio Networks, Co-Chairman
Principal Occupation During Past 5 Years:
• Aramark Corporation, Board Member
• Mortgage Banker, Meredith & Grew, Inc. since March 1978,
• Momentum Equity Group LLC, Director
including Executive Vice President and Director
No. of Portfolios for which Board Member Serves: 16	since March 1998.

———————	Other Board Memberships and Affiliations:
• Greater Boston Chamber of Commerce, Director
John L. Diederich (67)	• Fiduciary Trust, Director
Board Member (2000)	• St. Elizabeth’s Medical Center of Boston, Board Member
Principal Occupation During Past 5 Years:	• Providence College,Trustee
• Chairman of Digital Site Systems, Inc., a privately held software	• Simmons College,Trustee
company providing internet service to the construction materials	• Newton Country Day School, Chairman of the Board
industry, since July 1998	• Board of Visitors of Babson College, Board Member
• Board of Visitors of Boston University School of Public Health,
Other Board Memberships and Affiliations:	Board Member
• Continental Mills, a dry baking products company, Board
• Boston Public Library Foundation, Director
Member
• Boston Foundation, Director
No. of Portfolios for which Board Member Serves: 16	• Boston Municipal Research Bureau, Board Member
• Boys and Girls Club of Boston, Board Member
No. of Portfolios for which Board Member Serves: 16

76

Patrick J. Purcell (56)	Thomas F. Ryan, Jr. (63)
Board Member (2000)	Board Member (2000)
Principal Occupation During Past 5 Years:	Principal Occupation During Past 5 Years:
• Owner, President and Publisher of The Boston Herald since	• Retired since April 1999
February 1994	• President and Chief Operating Officer of the American Stock
• President and Founder, jobfind.com, an employment search site	Exchange from October 1995 to April 1999
on the world wide web, since July 1996	Other Board Memberships and Affiliations:
• President and Chief Executive Officer, Herald Media and 2001	• Boston College,Trustee
Other Board Memberships and Affiliations:	• Brigham & Women’s Hospital,Trustee
• The American Ireland Fund, an organization that raises funds for	• New York State Independent System Operator, a non-profit
philanthropic projects in Ireland,Vice Chairman	organization which administers a competitive wholesale market
• The Genesis Fund, an organization that raises funds for the spe-	for electricity in New York State, Director
cialized care and treatment of New England area children born	• RepliGen Corporation, a biopharmaceutical company, Director
with birth defects, mental retardation and genetic diseases,	• M/C Communication, a medical education company, Director
Board Member	No. of Portfolios for which Board Member Serves: 16
• United Way of Massachusetts Bay, Board Member
• Greater Boston Chamber of Commerce, Board Member
• St. John’s University,Trustee
• New England Medical Center,Trustee
• Stonehill College,Trustee
No. of Portfolios for which Board Member Serves: 16

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 77

OFFICERS OF THE TRUST (Unaudited)
LAWRENCE P. KEBLUSEK, President since September 2002.
As Chief Investment Officer of Mellon’s Private Wealth Management
group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon’s Private Wealth Management group.
Prior to joining Mellon, Mr. Keblusek was a Managing Director at
Citigroup since 1995. He was previously a Vice President of the
Trust. He is 55 years old and has been employed by Mellon since
August 2002.
MARK N. JACOBS, Vice President since March 2000.
Executive Vice President, Secretary and General Counsel of Dreyfus,
and an officer of 98 investment companies (comprised of 206
portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

CHRISTOPHER SHELDON, Vice President since
September 2002.
As director of Investment Strategy for Mellon’s Private Wealth
Management group since April 2003, Mr. Sheldon manages the
analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of
Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

JEFF PRUSNOFSKY, Secretary since March 2000.
Associate General Counsel of Dreyfus, and an officer of 26
investment companies (comprised of 87 portfolios) managed by
Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.
STEVEN F. NEWMAN, Assistant Secretary since March 2000.
Associate General Counsel and Assistant Secretary of Dreyfus, and an
officer of 98 investment companies (comprised of 206 portfolios)
managed by Dreyfus. He is 55 years old and has been an employee of
Dreyfus since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since
March 2000.
Associate General Counsel of Dreyfus, and an officer of 95
investment companies (comprised of 199 portfolios) managed by
Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.
Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by
Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.
Senior Accounting Manager – Equity Funds of Dreyfus, and an
officer of 26 investment companies (comprised of 101 portfolios)
managed by Dreyfus. He is 44 years old and has been an employee of
Dreyfus since September 1982.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond Funds of Dreyfus,
and an officer of 30 investment companies (comprised of 59
portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.
Senior Accounting Manager – Taxable Fixed Income Funds of
Dreyfus, and an officer of 19 investment companies (comprised of 74 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1992.
ROBERT ROBOL, Assistant Treasurer since August 2003.
Senior Accounting Manager – Money Market Funds of Dreyfus, and
an officer of 39 investment companies (comprised of 85 portfolios)
managed by Dreyfus. He is 40 years old and has been an employee of
Dreyfus since October 1988.
ROBERT SVAGNA, Assistant Treasurer since
December 2002.
Senior Accounting Manager – Equity Funds of Dreyfus, and an
officer of 27 investment companies (comprised of 106 portfolios)
managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since
November 2001.
Mutual Funds Tax Director of Dreyfus, and an officer of 98
investment companies (comprised of 206 portfolios) managed by
Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance
Officer since September 2002.
Vice President and Anti-Money Laundering Compliance Officer of
the Distributor, and the Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the
Distributor since October 1998.

78

For More Information

Mellon Funds Trust
c/o The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Investment Adviser

Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Sub-Administrator
The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Custodian
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc. 200 Park Avenue New York, NY 10166
Distributor Dreyfus Service Corporation 200 Park Avenue New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

©2004 Dreyfus Service Corporation
MFTAR0804-MB

The Mellon Funds

Mellon Money Market Fund
Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2004

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Money Market Fund	3
Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered
Public Accounting Firm	24
Important Tax Information	25
Board Members Information	26
Officers of the Fund	28

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT
Dear Shareholder:

This annual report for The Mellon Funds covers the period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the funds were managed during the reporting period, including discussions with each fund manager.

Although strong performance during the closing months of 2003 contributed to generally attractive equity returns for the reporting period overall, stock prices have retreated modestly so far in 2004. In contrast, bond market sectors have remained relatively strong, despite higher short-term interest rates. Investors apparently have revised their expectations of U.S. economic growth downward in response to ongoing geopolitical tensions, high energy prices and some persistently disappointing labor statistics.

In these challenging times, we believe it remains critical to keep focused on a long-term wealth management strategy. The broad range of asset classes represented by The Mellon Funds provides an excellent opportunity to position your portfolio for all market environments and your portfolio manager welcomes the opportunity to work with you in meeting your overall wealth management objectives.

Thank you for your continued confidence in Mellon.

Lawrence P. Keblusek
President
Mellon Funds Trust
September 15, 2004

DISCUSSION OF FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon Money Market Fund perform during the period?

For the 12-month period ended August 31, 2004, the fund produced yields of 0.82% for its Class M shares and 0.57% for its Investor shares.Taking into account the effects of compounding, the fund also produced effective yields of 0.82% and 0.57% for its Class M shares and Investor shares, respectively. 1

Although short-term interest rates remained at or near historical lows for much of the reporting period, they began to rise during the spring of 2004 as investors anticipated a less accommodative monetary policy from the Federal Reserve Board (the “Fed”), which raised short-term interest rates in June and August.

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; asset-backed securities; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund’s performance?

Despite a reduction in short-term interest rates toward historical lows in the months before the start of the reporting period,signs of stronger economic growth and potential inflationary pressures led to a sharp sell-off in longer-term bond markets during the summer of 2003. However, money market securities generally remained stable during this volatile time,anchored at the short end of their maturity range by the 1% federal funds rate.

During the fall of 2003 and winter of 2004, the U.S. economy indeed began to show signs of more robust improvement, but inflationary pressures generally failed to materialize, as U.S. labor markets remained sluggish. As a result, money market yields remained near historical lows through the first quarter of 2004.

In early April 2004, stronger-than-expected employment gains suggested that long-dormant inflationary pressures might finally be resurfacing, causing many investors to anticipate that the Fed might soon begin to reverse course and raise short-term interest rates. In response, money market yields at the longer end of the maturity spectrum began to rise, and yield difference between shorter- and longer-term money market instruments, known as the “yield spread,” began to widen.

As expected, the Fed increased short-term interest rates at its meeting in late June and again in August, driving the federal funds rate to 1.50% . While yields of shorter-term money market instruments with maturities of up to six months rose only modestly, yields of money market instruments in the six- to 12-month range climbed more substantially. This yield spread was due to an increased demand for shorter-term securities relative to longer-term securities, as investors sought to manage the risks of a newly rising interest-rate environment.

In this changing market environment, we generally maintained what we regarded as a cautious investment posture, keeping the fund’s weighted average maturity in a range that was in line with industry averages.When longer-term money market yields began to rise in the spring of 2004, however, we began to extend the fund’s weighted average maturity moderately in an attempt to capture higher yields as they became available. However, because most other money market funds also extended their weighted average maturities, the fund ended the reporting period with a weighted average maturity that remained in line with industry averages.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

In addition, we sought to invest in a variety of money market instruments that met our investment posture. For example, commercial paper generally offered higher yields than U.S.Treasury securities of comparable maturities, and the fund ended the reporting period with more than half of its assets invested in commercial paper. Also, because yields of high-quality, taxable municipal securities were higher than yields of other money market securities during parts of the reporting period, we allocated a relatively small but significant portion of the fund’s assets to such instruments. The balance of the fund’s assets was invested in bank certificates of deposit and floating-rate securities.

What is the fund’s current strategy?

The U.S. economy appeared to hit a “soft patch” during the summer of 2004, as uncertainty related to higher energy prices, the war on terrorism and the presidential election took its toll. However, the Fed suggested in its public comments that prevailing economic weakness was probably temporary,leading most analysts to expect further interest-rate hikes by year-end. Accordingly, as of the end of the reporting period we have continued to maintain what we believe to be a generally defensive strategy, including a neutral weighted average maturity and an emphasis on high-quality commercial paper. In our view, this is a prudent approach until the economy’s direction and the outlook for interest rates become clearer.

September 15, 2004

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

4

DISCUSSION OF FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon National Municipal Money Market Fund perform during the period?

For the 12-month period ended August 31, 2004, the fund produced yields of 0.70% for its Class M shares and 0.45% for its Investor shares.Taking into account the effects of compounding, the fund also produced effective yields of 0.70% and 0.45% for its Class M shares and Investor shares, respectively. 1

Although short-term interest rates remained at or near historical lows for much of the reporting period, they began to rise during the spring of 2004 as investors anticipated a less accommodative monetary policy from the Federal Reserve Board (the “Fed”), which raised short-term interest rates in June and August.

What is the fund’s investment approach?

The fund seeks as high level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.

What other factors influenced the fund’s performance?

Despite a reduction in short-term interest rates toward historical lows in the months before the start of the reporting period, signs of stronger economic growth and potential inflationary pressures led to a sharp sell-off in longer-term bond markets, including municipal bonds, during the summer of 2003. However, tax-exempt money market securities generally remained stable during this volatile time, anchored at the short end of their maturity range by the 1% federal funds rate.

During the fall of 2003 and winter of 2004, the U.S. economy indeed began to show signs of more robust improvement, but inflationary pressures generally failed to materialize, as U.S. labor markets remained sluggish. As a result, tax-exempt money market yields remained low through the first quarter of 2004.

In early April 2004, stronger-than-expected employment gains suggested that long-dormant inflationary pressures might finally be resurfacing, causing many investors to anticipate that the Fed might soon begin to reverse course and raise short-term interest rates. As a result, money market yields at the longer end of the maturity spectrum began to rise, and yield difference between shorter- and longer-term money market instruments, known as the “yield spread,” began to widen.

As expected, the Fed increased short-term interest rates at its meeting in late June and again in August, driving the federal funds rate to 1.50% .While yields of shorter-term instruments rose modestly as a result, longer-term money market yields climbed more substantially.That’s primarily because demand for shorter-term securities was stronger than demand of longer-term securities, as investors sought to manage the risks of a newly rising interest-rate environment. At the same time, the stronger economy helped relieve some of the fiscal pressure on states and municipalities, and the supply of short-term securities moderated compared to the same period one year earlier, putting further downward pressure on yields.

In this changing market environment, we generally maintained what we regarded as a cautious investment posture, keeping the fund’s weighted average maturity in a range that was in line with or slightly shorter than industry averages. When longer-term money market yields began to rise in the spring of 2004, however, we began to extend the fund’s weighted average maturity moderately in an attempt to capture higher yields as they became available. Nonetheless, the fund ended the reporting period with a weighted average maturity that generally was in line with industry averages.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

While we adjusted the fund’s weighted average maturity in anticipation of changes in interest rates and supply-and-demand factors, the mix of securities in the fund remained relatively constant throughout the reporting period. Consistent with our defensive bias, approximately 80% of the fund’s assets were invested in variable-rate securities on which yields are reset daily or weekly. The balance of the fund’s assets was invested in municipal notes and short-term bonds and, to a lesser extent, tender bonds and tax-exempt commercial paper.

What is the fund’s current strategy?

The U.S. economy appeared to hit a “soft patch” during the summer of 2004 as uncertainty related to higher energy prices, the war on terrorism and the presidential election took its toll. However, the Fed suggested in its public comments that prevailing economic weakness was probably temporary, leading most analysts to expect further interest-rate hikes by year-end. Accordingly, as of the end of the reporting period we have continued to maintain what we believe to be a generally defensive strategy, including a neutral weighted average maturity and an emphasis on variable-rate securities. In our view, this is a prudent approach until the economy’s direction and the outlook for interest rates become clearer.

September 15, 2004

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

6

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class M Shares	Investor Shares

Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.66	$ 3.22
Ending value (after expenses)	$1,004.50	$1,003.20
Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.66	$ 2.97
Ending value (after expenses)	$1,003.70	$1,002.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004
	Class M Shares	Investor Shares

Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.68	$ 3.25
Ending value (after expenses)	$1,023.48	$1,021.92
Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.68	$ 3.00
Ending value (after expenses)	$1,023.48	$1,022.17

† Expenses are equal to the Mellon Money Market Fund annualized expense ratio of .33% for Class M and .64% for Investor Class and Mellon National Municipal Money
Market Fund, .33% for Class M and .59% for Investor Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS August 31, 2004
Mellon Money Market Fund

	Principal			Principal
Bond Anticipation Notes—1.6%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

Camden County			General Electric Capital Service,
Improvement Authority			Discount Notes
2.65%, 8/4/2005	4,000,000	4,000,000	1.51%, 9/21/2004	12,000,000	11,989,933
State of Maine			HBOS Treasury Services PLC,
3.50%, 6/23/2005	3,750,000	3,775,100	Discount Notes
Total Bond Anticipation Notes			1.52%—1.645%,
(cost $7,775,100)		7,775,100	10/8/2004—11/16/2004	20,000,000	19,949,650

			ING US Funding LLC,
Negotiable Bank			Discount Notes
Certificates of Deposit—16.3%			1.40%—1.46%,

BNP Paribas (Yankee)			9/14/2004—9/15/2004	17,625,000	17,615,467
1.13%, 10/5/2004	15,000,000	15,000,070	KFW International Finance Inc.,
HSBC Bank USA (Domestic)			Discount Notes
1.53%, 9/27/2004	20,000,000	20,000,000	1.40%—1.51%,
			11/8/2004—12/10/2004	20,000,000 [a]	19,931,612
Rabobank Nederland (Domestic)
1.155%, 10/15/2004	10,000,000	10,000,058	Oakland—Alameda County
			Coliseum Authority
State Street Bank &			1.45%—1.63%,
Trust Co. (Domestic)			9/7/2004—10/7/2004	24,100,000	24,100,000
1.78%, 12/29/2004	10,000,000	10,000,000
			Royal Bank of Scotland PLC,
Wells Fargo Bank N.A. (Domestic)			Discount Notes
1.53%, 9/23/2004	22,000,000	22,000,000	1.56%, 10/12/2004	20,000,000	19,964,467
Total Negotiable			Salvation Army
Bank Certificates of Deposit			1.50%—1.85%,
(cost $77,000,128)		77,000,128	9/17/2004—12/22/2004	17,860,000	17,860,000

			Societe Generale, Discount Notes
Commercial Paper—59.6%			1.38%—1.41%,

AIG Funding Inc., Discount Notes			9/8/2004—11/5/2004	20,000,000	19,971,859
1.60%—1.62%,			Transmission Authority of
11/16/2004—11/23/2004	23,000,000	22,918,024	Northern California
Alaska Housing Finance Corp.,			1.44%, 9/13/2004	6,325,000	6,325,000
Discount Notes			UBS Finance Delaware LLC,
1.66%, 11/2/2004	5,625,000	5,608,917	Discount Notes
American Express Credit Corp.,			1.39%—1.50%,
Discount Notes			9/2/2004—9/3/2004	22,000,000	21,998,728
1.45%—1.50%,			University of Michigan
9/2/2004—9/22/2004	23,000,000	22,989,892	1.58%, 9/20/2004	7,935,000	7,935,000
Banco Santander, Discount Notes			Total Commercial Paper
1.54%, 9/22/2004	22,000,000	21,980,236	(cost $281,132,668)		281,132,668

Barclays US Funding Corp.,
Discount Notes			Mandatory Demand Notes—1.5%

1.04%, 9/13/2004	10,000,000	9,996,533
			Alaska State Housing Finance Corp.
General Electric Capital Corp.,			1.40%, 9/1/2004
Discount Notes			(cost $7,000,000)	7,000,000	7,000,000
1.06%, 9/10/2004	10,000,000	9,997,350

8

Mellon Money Market Fund (continued)

	Principal			Principal
Optional Demand Notes—17.0%	Amount ($)	Value ($)	Revenue Notes—1.7%	Amount ($)	Value ($)

Cuyahoga County			New York State Thruway Authority
1.55%, 9/21/2004	8,600,000 [b]	8,600,000	2.02%, 3/15/2005
Eskaton Lodge Granite			(cost $8,002,452)	8,000,000	8,002,452

1.62%, 9/14/2004	7,000,000 [b]	7,000,000
General Secretariate OAS			U.S. Government Agencies—.8%

1.60%, 9/14/2004	4,370,000 [b]	4,370,000	Federal National Mortgage
New Jersey Economic			Association, Notes
Development Authority			1.81%, 5/27/2005
			(cost $4,000,000)	4,000,000
1.48%, 10/1/2004	5,900,000 [b]	5,900,000		[b]	4,000,000

New York State Housing
Finance Agency

1.62%, 9/21/2004	8,500,000 [b]	8,500,000	Variable Rate Demand Notes—1.3%

Pitney Road Partners			Bochasanwasi Shree
1.69%, 9/21/2004	5,335,000 [b]	5,335,000	Akshar Purushottam
Sacramento County			Swaminaryan
1.61%, 9/21/2004	15,800,000 [b]	15,800,000	Sanstha 1.73%
			9/21/2004
Tulsa Oklahoma Airport			(cost $6,200,000)	6,200,000 [b]	6,200,000

Improvement Trust
1.62%, 9/21/2004	17,150,000 [b]	17,150,000	Total Investments
Washington State Housing			(cost $471,140,348)	99.8%	471,140,348
Finance Commission
1.63%—1.65%, 9/14/2004	7,375,000 [b]	7,375,000	Cash and Receivables (Net)	.2%	794,824
Total Optional Demand Notes			Net Assets	100.0%	471,935,172
(cost $80,030,000)		80,030,000

a Security exempt from registration under Rule 144A of the Secutities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2004, this security amounted to $19,931,612 or 4.2% of net assets. b Variable interest rate—subject to periodic change.

Portfolio Summary	(Unaudited) †

		Value (%)		Value (%)

Banking		44.2	Insurance	4.9
Finance		13.8	County General Obligation	4.2
Industrial Revenue		6.7	Other	14.9
Housing		6.0
Lease Revenue		5.1		99.8

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS August 31, 2004
Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments—101.5%	Amount ($)		Value ($)		Amount ($)		Value ($)

Alabama—6.0%				Colorado (continued)
Birmingham-Carraway Special Care				Commerce City-Northern
Facilities Financing Authority, Health				Infrastructure General Improvement
Care Facilities Revenue, VRDN				District, GO Notes, Refunding
(Carraway Methodist Hospitals)				1.30% 12/1/2004
1.34% (LOC; Amsouth Bank)	15,100,000	[a]	15,100,000	(LOC; U.S. Bank NA)	11,000,000		11,000,000
Daphne-Villa Mercy Special Care				Dove Valley Metropolitan District
Facilities Financing Authority				GO Notes 1.20%, 11/1/2004
Health Care Facilities Revenue				(LOC; BNP Paribas)	2,545,000		2,544,361
VRDN (Mercy Medical Project)				Pinery West Metropolitan District
1.30% (LOC; Amsouth Bank)	4,300,000	[a]	4,300,000	Number 2, GO Notes 1.20%
Port City Medical Clinic Board				11/1/2004 (LOC; U.S. Bank NA)	7,015,000		7,015,000
Health Care Facilities Revenue				Connecticut—4.9%
VRDN (Infirmary Health Systems)				Connecticut State Health and
1.34% (Insured; AMBAC and				Educational Facilities Authority
Liquidity Facility: Bank of				College and University Revenue
Nova Scotia and KBC Bank)	10,000,000	[a]	10,000,000	VRDN (Yale University):
Arizona—.8%				1.31%, Series T-1	12,000,000	[a]	12,000,000
Maricopa County Industrial				1.31%, Series X-3	7,500,000	[a]	7,500,000
Development Authority, MFHR				North Haven, GO Notes
VRDN (Gran Victoria Housing				BAN 2%, 4/27/2005	4,500,000		4,514,403
Project) 1.33% (Insured; FNMA)	4,000,000	[a]	4,000,000	Florida—6.2%
Arkansas—.9%				Broward County Housing Finance
Arkansas Development Finance				Authority, MFHR, Refunding, VRDN
Authority, Revenue, VRDN, Higher				(Waters Edge Project) 1.32%
Education Capital Asset Program				(Insured; FNMA)	6,740,000	[a]	6,740,000
1.30% (Insured; FGIC and				Jacksonville Health Facility
Liquidity Facility; Citibank)	4,500,000	[a]	4,500,000	Authority, HR, VRDN, Refunding
California—7.3%				(Genesis Rehabilitation Hospital)
California Pollution Control Financing				1.37% (LOC; Bank of America)	3,325,000	[a]	3,325,000
Authority, PCR, Refunding, VRDN				Orange County School
(Pacific Gas and Electric Corp.)				Board, COP, VRDN, 1.35%
1.35% (LOC; Bank One)	25,200,000	[a]	25,200,000	(Insured; MBIA and Liquidity
Los Angeles Community				Facility; SunTrust Bank)	3,200,000	[a]	3,200,000
Redevelopment Agency, COP, VRDN				Sunshine State Governmental
(Baldwin Hills Public Park)				Financing Commission, Revenue
1.30% (LOC; Wells Fargo Bank)	7,000,000	[a]	7,000,000	VRDN 1.35% (Insured; AMBAC
San Diego Housing Authority, MFHR				and Liquidity Facility;
Refunding, VRDN (Paseo)				Dexia Credit Locale)	8,000,000	[a]	8,000,000
1.30% (LOC; FHLMC)	3,500,000	[a]	3,500,000	University of South Florida
Colorado—6.1%				Foundation, Inc., COP, VRDN
Castlewood Ranch Metropolitan				1.29% (LOC; Wachovia Bank)	9,000,000	[a]	9,000,000
District, GO Notes 1.15%				Georgia—5.0%
12/1/2004 (LOC; U.S. Bank NA)	3,600,000		3,600,000	Burke County Development
Colorado Health Facilities Authority				Authority, PCR, VRDN (Oglethorpe
Health Care Facilities Revenue, VRDN				Power Corp.) 1.35% (Insured;
(North Colorado Medical Center)				FGIC and Liquidity Facility;
1.27% (Insured; MBIA and Liquidity				Bayerische Landesbank)	5,700,000	[a]	5,700,000
Facility; Dexia Credit Locale)	5,520,000	[a]	5,520,000

10

Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)		Value ($

Georgia (continued)				Illinois (continued)
Clayton County Housing Authority				Jackson-Union Counties Regional Port
MFHR, Refunding, VRDN				District, Port Facilities Revenue
(Chateau Forest Apartments)				Refunding, VRDN (Enron
1.30% (Insured; FSA and Liquidity				Transportation Services)
Facility; Societe Generale)	6,530,000	[a]	6,530,000	1.30% (LOC; Wachovia Bank)	2,200,000	[a]	2,200,000
Conyers-Rockdale-Big Haynes				Regional Transportation Authority
Impoundment Authority				Sales Tax Revenue 5%, 6/1/2005
Revenue, VRDN 1.30%				(Insured; FGIC)	4,125,000		4,236,201
(Insured; FSA and Liquidity				Kentucky—2.3%
Facility; Wachovia Bank)	7,500,000	[a]	7,500,000	Breckinridge County, Program
Marietta Housing Authority				Revenue, VRDN (Kentucky
MFHR, Refunding, VRDN				Association Counties Leasing
(Summit) 1.34% (Insured; FNMA)	4,900,000	[a]	4,900,000	Trust) 1.31% (LOC U.S. Bank NA)	6,400,000	[a]	6,400,000
Idaho—1.2%				Kentucky Economic Development
Idaho Health Facilities Authority, Health				Finance Authority, Hospital
Care Facilities Revenue, VRDN				Facilities Revenue, VRDN (Baptist
Aces-Pooled Financing Program				Healthcare System) 1.35%
1.09% (LOC; U.S. Bank NA)	6,000,000	[a]	6,000,000	(Insured; MBIA and Liquidity
				Facility; National City Bank)	4,900,000	[a]	4,900,000
Illinois—10.2%
				Louisiana—1.6%
Chicago O’ Hare International Airport
Airport and Marina Revenue, VRDN				Parish of St. James, PCR
1.27% (LOC; Societe Generale)	7,000,000	[a]	7,000,000	Refunding, CP (Texaco Project)
				1.20%, 11/9/2004	7,530,000		7,530,000
Illinois Development Finance
Authority, VRDN:				Maine—1.0%
IDR (Institute of Gas Technology				Finance Authority of Maine, Private
Project) 1.38% (LOC; Bank				Schools Revenue, VRDN
of Montreal)	2,600,000	[a]	2,600,000	(Foxcroft Academy)
MFHR, Refunding (Orleans-Illinois				1.35% (LOC; Allied Irish Bank)	4,900,000	[a]	4,900,000
Project) 1.32% (Insured; FSA				Maryland—1.2%
and Liquidity Facility; The				Baltimore Industrial Development
Bank of New York)	12,000,000	[a]	12,000,000	Authority, IDR, VRDN (Baltimore
Illinois Health Facilities Authority				Capital Acquisition) 1.35% (LOC;
Revenues, VRDN:				Bayerische Landesbank)	2,500,000	[a]	2,500,000
(Decatur Memorial Hospital) 1.30%				Community Development
(Insured; MBIA and Liquidity				Administration, MFHR, Refunding
Facility; Northern Trust Co.)	5,500,000	[a]	5,500,000	VRDN (Avalon Lea Apartments
(Resurrection Health Care) 1.35%				Project) 1.30% (Insured; FNMA)	3,400,000	[a]	3,400,000
(Insured; FSA and Liquidity				Massachusetts—5.1%
Facility; Bank One)	2,200,000	[a]	2,200,000
Revolving Fund Pooled Program				Town of Duxbury, GO Notes, BAN
1.35% (LOC; Bank One)	5,800,000	[a]	5,800,000	2%, 1/14/2005	10,000,000		10,031,697
(Rush Presbyterian St. Luke’s				Massachusetts Health and Educational
Medical Center) 1.36%				Facilities Authority, VRDN:
(LOC; Northern Trust Co.)	3,000,000	[a]	3,000,000	College and University Revenue
(Swedish Covenant Hospital				(Boston University)
Project) 1.30% (Insured;				1.27% (LOC; State Street
AMBAC and Liquidity Facility;				Bank and Trust Co.)	1,700,000	[a]	1,700,000
Fifth Third Bank)	5,100,000	[a]	5,100,000

The Funds 11

STATEMENT OF INVESTMENTS (continued)
Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

Massachusetts (continued)				New Mexico—1.1%
Massachusetts Health and				Town of Hurley, PCR, VRDN
Educational Facilities Authority				(Kennecott Santa Fe) 1.35%
VRDN (continued):				(LOC; BP AMOCO PLC)	5,550,000	[a]	5,550,000
Revenue, Capital Asset				New York—6.0%
Program 1.30%				Long Island Power Authority
(LOC; Bank of America)	10,050,000	[a]	10,050,000	Electric Systems Revenue
City of Salem, GO Notes, BAN				VRDN 1.30% (LOC; WestLB AG)	10,200,000	[a]	10,200,000
1.50%, 1/13/2005	3,000,000		3,004,561	New York City Housing Development
Michigan—4.8%				Corporation, MFHR, VRDN
City of Detroit, Sewer Disposal Revenue				(63 Wall Street) 1.35%
1.55%, 8/4/2005 (Insured; FGIC				(LOC; HSBC Bank USA)	15,300,000	[a]	15,300,000
and Liquidity Facility; FGIC)	6,000,000		6,000,000	New York City Transitional Finance
Michigan Hospital Finance Authority				Authority, Income Tax Revenue
Health Care Facilities Revenue, VRDN				VRDN 1.30% (Liquidity Facility;
Hospital Equipment Loan Program				Dexia Credit Locale)	3,800,000	[a]	3,800,000
1.32% (LOC; National City Bank)	9,900,000	[a]	9,900,000	Ohio—1.0%
Michigan Municipal Bond Authority				County of Hamilton, Hospital Facilities
Revenue 3%, 8/19/2005	5,100,000		5,170,181	Revenue, VRDN (Health Alliance of
Northern Michigan University				Greater Cincinnati) 1.27% (Insured;
College and University Revenue				MBIA and Liquidity Facility;
VRDN 1.35% (Insured; FGIC and				Credit Suisse)	870,000	[a]	870,000
Liquidity Facility; FGIC)	2,450,000	[a]	2,450,000	Ohio State University, College and
Mississippi—2.1%				University Revenue, CP
County of Jackson				1%, 9/10/2004	3,930,000		3,930,000
Refunding (Chevron Corp.):				Oklahoma—1.0%
GO Notes 1.32%, 2/1/2005	7,440,000		7,440,000	Tulsa County Industrial Authority
Port Facility Revenue				Revenue, VRDN (Montercau)
VRDN 1.35%	2,700,000	[a]	2,700,000	1.35% (LOC; BNP Paribas)	4,730,000	[a]	4,730,000
New Hampshire—3.0%				Pennsylvania—4.8%
Rockingham County, GO Notes, TAN				Blair County Industrial Development
2.25%, 12/31/2004	14,800,000		14,844,770	Authority, Revenue, VRDN (Village of
New Jersey—1.9%				Pennsylvania State Project)
New Jersey Economic Development				1.27% (LOC; BNP Paribas)	4,800,000	[a]	4,800,000
Authority, Water Facilities Revenue				Delaware County Industrial
VRDN 1.33% (Insured; AMBAC				Development Authority, Airport
and Liquidity Facility;				Facilities Revenue, VRDN (United
The Bank of New York)	7,050,000	[a]	7,050,000	Parcel Service Project) 1.21%	7,500,000	[a]	7,500,000
New Jersey Sports and Exposition				Lehigh County Industrial Development
Authority, Recreational Revenue				Authority, PCR, VRDN (Allegheny
VRDN 1.30% (Insured; MBIA and				Electric Cooperative)
Liquidity Facility; Credit Suisse)	2,000,000	[a]	2,000,000	1.10% (LOC; Rabobank)	300,000	[a]	300,000

12

Mellon National Municipal Money Market Fund

Tax Exempt	Principal				Principal
Investments (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

Pennsylvania (continued)				Texas (continued)
Luzerne County Convention Center				Southwest Higher Education
Authority, Hotel Room Rent Tax				Authority, College and University
Revenue, VRDN 1.33%				Revenue, VRDN (Southern
(LOC; Wachovia Bank)	7,435,000	[a]	7,435,000	Methodist University)
Philadelphia Hospitals and Higher				1.34% (LOC; Landesbank
Education Facilities Authority, HR				Hessen-Thuringen Girozentrale)	6,635,000	[a]	6,635,000
VRDN (Temple University)				Virginia—.8%
1.30% (LOC; PNC Bank)	3,400,000	[a]	3,400,000	Peninsula Port Authority
Rhode Island—1.6%				Transportation Revenue, CP
Rhode Island Convention Center				(Terminal Dominion Association
Authority, Revenue, Refunding, VRDN				Project) 1.14%, 10/8/2004
1.30% (Insured; MBIA and Liquidity				(LOC; U.S. Bank NA)	4,000,000		4,000,000
Facility; Dexia Credit Locale)	5,500,000	[a]	5,500,000	Washington—.8%
Rhode Island Health and Educational				Washington Public Power Supply
Building Corp., Educational				System, Electric Power and Light
Institution Revenue, VRDN (Moses
Brown School Issue) 1.37%				Revenue, Refunding, VRDN
(Insured; MBIA and Liquidity				(Nuclear Project Number 1)
Facility; Bank of America)	2,400,000	[a]	2,400,000	1.35% (LOC; Bank of America)	3,800,000	[a]	3,800,000
				Wisconsin—2.6%
South Carolina—2.1%
				Middleton-Cross Plains Area School
Piedmont Municipal Power				District, Revenue, TRAN
Agency, Electric Revenue				3%, 8/24/2005	4,500,000		4,560,621
Refunding, VRDN 1.28%
(Insured; MBIA and Liquidity				University Hospitals and Clinics
Facility; JPMorgan Chase Bank)	10,400,000	[a]	10,400,000	Authority, Revenue, VRDN
				1.35% (Insured; MBIA and
				Liquidity Facility; U.S. Bank NA)	200,000
Tennessee—1.9%						a	200,000
Chattanooga Health, Educational and				Wisconsin Health and Educational
Housing Facility Board, Housing				Facilities Authority, Health Care
Revenue, VRDN (Chattanooga				Facilities Revenue, VRDN (University
Housing Project) 1.33%				of Wisconsin Medical Foundation)
				1.30 (LOC; ABN-AMRO)	8,000,000
(LOC; Wachovia Bank)	2,600,000	[a]	2,600,000			[a]	8,000,000
Clarksville Public Building Authority				West Virginia—4.1%
Revenue, VRDN (Tennessee
Municipal Bond Fund) 1.37%				Marshall County, PCR, VRDN
(LOC; Bank of America)	6,665,000	[a]	6,665,000	(Ohio Power Co. Project) 1.36%
				(LOC; Royal Bank of Scotland)	20,200,000	[a]	20,200,000

Texas—2.1%
Harris County Health Facilities				Total Investments
Development Authority, HR, VRDN				(cost $496,226,009)	101.5%		496,226,795
(Texas Children’s Hospital) 1.36%				Liabilities, Less Cash and Receivables	(1.5%)		(7,299,696)
(Insured; MBIA and Liquidity
Facility; JPMorgan Chase Bank)	3,655,000	[a]	3,655,000	Net Assets	100.0%		488,927,099

The Funds 13

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation	IDR	Industrial Development Revenue
BAN	Bond Anticipation Notes	LOC	Letter of Credit
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
CP	Commercial Paper		Insurance Corporation
FGIC	Financial Guaranty Insurance Company	MFHR	Multi-Family Housing Revenue
FHLMC	Federal Home Loan Mortgage Corporation	PCR	Pollution Control Revenue
FNMA	Federal National Mortgage Association	TAN	Tax Anticpation Notes
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GO	General Obligation	VRDN	Variable Rate Demand Notes
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	94.6
AAA, AA, A [b]		Aaa, Aaa, A [b]		AAA, AA, A [b]	3.6
Not Rated [c]		Not Rated [c]		Not Rated [c]	1.8
					100.0

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENTS OF ASSETS AND LIABILITIES August 31, 2004
	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Assets ($):
Investments in securities—See Statement of Investments †	471,140,348	496,226,795
Cash	411,809	—
Interest receivable	540,481	800,710
Prepaid expenses	14,734	14,702
	472,107,372	497,042,207

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a,b)	68,019	70,848
Due to Administrator—Note 3(a)	52,219	55,608
Cash overdraft due to Custodian	—	1,913,721
Payable for investment securities purchased	—	6,000,000
Interest payable—Note 4	—	874
Accrued expenses	51,962	74,057
	172,200	8,115,108

Net Assets ($)	471,935,172	488,927,099

Composition of Net Assets ($):
Paid-in capital	471,935,712	488,926,313
Accumulated net realized gain (loss) on investments	(540)	—
Accumulated gross unrealized appreciation on investments	—	786

Net Assets ($)	471,935,172	488,927,099

Net Asset Value Per Share
Class M Shares
Net Assets ($)	471,722,640	488,926,094
Shares Outstanding	471,723,180	488,926,222
Net Asset Value Per Share ($)	1.00	1.00

Investor Shares
Net Assets ($)	212,532	1,005
Shares Outstanding	212,532	1,005
Net Asset Value Per Share ($)	1.00	1.00

† Investments at cost ($)	471,140,348	496,226,009

See notes to financial statements.

The Funds 15

STATEMENTS OF OPERATIONS Year Ended August 31, 2004
	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Investment Income ($):
Interest Income	4,771,810	4,069,872
Expenses:
Investment advisory fee—Note 3(a)	620,100	585,555
Administration fee—Note 3(a)	571,452	537,538
Registration fees	59,722	77,494
Custodian fees—Note 3(b)	57,196	36,615
Professional fees	36,785	32,265
Trustees’ fees and expenses—Note 3(c)	14,992	11,819
Prospectus and shareholders’ reports	12,340	8,788
Interest expense—Note 4	—	7,130
Shareholder servicing costs—Note 3(b)	141	6
Miscellaneous	5,831	9,472
Total Expenses	1,378,559	1,306,682
Less—expense reduction in custody fees
due to earnings credits—Note 2(b)	(8,893)	—
Net Expenses	1,369,666	1,306,682
Investment Income—Net	3,402,144	2,763,190

Realized and Unrealized Gain (Loss) on Investments—Note 2(b) ($):
Net Realized Gain (Loss) on Investments	(540)	—
Net unrealized appreciation (depreciation) on investments	—	786
Net Realized and Unrealized Gain (Loss) on Investments	(540)	786
Net Increase in Net Assets Resulting from Operations	3,401,604	2,763,976

See notes to financial statements.
16

STATEMENTS OF CHANGES IN NET ASSETS
			Mellon National Municipal
	Mellon Money Market Fund		Money Market Fund

	Year Ended August 31,		Year Ended August 31,

	2004	2003 [a]	2004	2003 [a]

Operations ($):
Investment income—net	3,402,144	784,359	2,763,190	429,614
Net realized gain (loss) from investments	(540)	—	—	—
Net unrealized appreciation (depreciation) on investments	—	—	786	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,401,604	784,359	2,763,976	429,614

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,401,824)	(784,353)	(2,763,184)	(429,613)
Investor Shares	(320)	(6)	(6)	(1)
Total Dividends	(3,402,144)	(784,359)	(2,763,190)	(429,614)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	893,105,183	560,228,661	867,387,196	72,662,281
Investor Shares	309,407	10,559	—	1,000
Net assets received in conversion—Note 1	—	—	—	293,341,054
Dividends reinvested:
Class M Shares	8	2	7	1
Investor Shares	319	6	4	1
Cost of shares redeemed:
Class M Shares	(810,361,313)	(171,249,361)	(643,530,026)	(100,935,205)
Investor Shares	(107,759)	—	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	82,945,845	388,989,867	223,857,181	265,069,132
Total Increase (Decrease) In Net Assets	82,945,305	388,989,867	223,857,967	265,069,132

Net Assets ($):
Beginning of Period	388,989,867	—	265,069,132	—
End of Period	471,935,172	388,989,867	488,927,099	265,069,132

[a] From June 2, 2003 (commencement of operations) to August 31, 2003.
See notes to financial statements.

The Funds 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class M Shares		Investor Shares

	Year Ended August 31,		Year Ended August 31,

Mellon Money Market Fund	2004	2003 [a]	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.008	.002	.006	.001
Distributions:
Dividends from investment income—net	(.008)	(.002)	(.006)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)	.82	.76[b]	.57	.52[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.33	.36[b]	.64	.62[b]
Ratio of net expenses to average net assets	.33	.36[b]	.64	.62[b]
Ratio of net investment income
to average net assets	.82	.78[b]	.79	.48[b]

Net Assets, end of period ($ x 1,000)	471,723	388,979	213	11
[a]	From June 2, 2003 (commencement of operations) to August 31, 2003.
[b]	Annualized.

See notes to financial statements.
18

	Class M Shares		Investor Shares

Mellon National Municipal	Year Ended August 31,		Year Ended August 31,

Money Market Fund	2004	2003 [a]	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.002	.005	.001
Distributions:
Dividends from investment income—net	(.007)	(.002)	(.005)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)	.70	.64[b]	.45	.36[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.33	.35[b]	.60	.57[b]
Ratio of net investment income
to average net assets	.71	.62[b]	.58	.48[b]

Net Assets, end of period ($ x 1,000)	488,926	265,068	1	1

[a]	From June 2, 2003 (commencement of operations) to August 31, 2003.
[b]	Annualized.

See notes to financial statements.

The Funds 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified money market funds: Mellon Money Market Fund and Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). Mellon Money Market Fund investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Mellon National Municipal Money Market Fund investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), which is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon Financial. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The conversion of the Common Trust Fund maintained by Mellon Bank, an indirect subsidiary of Mellon Financial, into Mellon National Municipal Money Market Fund within the Mellon Funds Trust occurred at the close of business on June 2, 2003. The conversion was accomplished by a tax-free exchange, and, at the completion of the conversion, the fund had the following shares, net assets, net asset value and unrealized appreciation (see Table 1).

The assets of the Common Trust Funds transferred to the fund were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the Act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

Table 1.

				Unrealized
	Shares	Net Assets ($)	NAV ($)	Appreciation ($)

Mellon National Municipal Money Market Fund	293,341,054	293,341,054	1.00	—

20

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The funds have an arrangement with the custodian bank whereby the funds receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or pre-

vented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

At August 31, 2004, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The Funds 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Mellon Money market Fund has an unused capital loss carryover of $540 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2004 and August 31, 2003 was all ordinary income for the Mellon Money Market Fund and all tax exempt income for the Mellon National Municipal Money Market Fund.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15 of 1% of the Mellon Money Market Fund and .15 of 1% of the Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15 of 1%
In excess of $6 billion up to $12 billion	.12 of 1%
In excess of $12 billion	.10 of 1%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain ser-

vices to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 2 summarizes the amounts Investor shares were charged during the period ended August 31, 2004, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 2.

Mellon Money Market Fund	$101
Mellon National Municipal
Money Market Fund	3

The funds compensate Mellon Bank under a custody agreement for providing custodial services for the funds. Table 3 summarizes the amounts the funds were charged during the period ended August 31, 2004, pursuant to the custody agreement.

Table 3.

Mellon Money Market Fund	$57,196
Mellon National Municipal
Money Market Fund	36,615

Table 4 summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each fund.

Table 4.

	Investment	Shareholder
	Advisory	Services	Custody
	Fees ($)	Plan Fees ($)	Fees ($)

Mellon Money Market Fund	57,057	44	10,918
Mellon National Municipal Money Market Fund	60,761	—	10,087

22

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $44,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. Prior to July 1, 2004, the annual fee payable to each trustee was $35,000 and prior to September 14, 2004, the attendance fee was $3,000 for each in-person meeting.

NOTE 4—Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the Mellon Money Market Fund did not borrow under the line of credit.

The average daily amount of borrowings outstanding for Mellon National Municipal Money Market Fund during the period ended August 31, 2004 was approximately $438,500 with a related weighted average annualized interest rate of 1.62% .

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank,N.A.,Dreyfus,Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law.The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004. While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Funds 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of Mellon Funds Trust (comprised of Mellon Money Market Fund) and Mellon National Municipal Money Market Fund (collectively “the Funds”), including the statements of investments as of August 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated herein.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31,2004,the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004
24

IMPORTANT TAX INFORMATION (Unaudited)

Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Funds 25

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (61) Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

  Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2001

Other Board Memberships and Affiliations:

  Board of Consultors of Villanova University School of Law, Board Member
  Temple University,Trustee

No. of Portfolios for which Board Member Serves: 16

———————

Ronald R. Davenport (68) Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

  American Urban Radio Networks, Co-Chairman
  Aramark Corporation, Board Member
  Momentum Equity Group LLC, Director

No. of Portfolios for which Board Member Serves: 16

———————

John L. Diederich (67) Board Member (2000)

Principal Occupation During Past 5 Years:

  Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

Other Board Memberships and Affiliations:

  Continental Mills, a dry baking products company, Board Member

No. of Portfolios for which Board Member Serves: 16

Maureen D. McFalls (59) Board Member (2000)

Principal Occupation During Past 5 Years:

  Director of the Office of Government Relations at Carnegie Mellon University since January 2000
  Manager, Government Communications, of the Software Engineering Institute at Carnegie Mellon University from March 1994 to December 1999

Other Board Memberships and Affiliations:

  Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing Carnegie Mellon University
  Coro Center For Civic Leadership, Board Member

No. of Portfolios for which Board Member Serves: 16

———————

Kevin C. Phelan (60) Board Member (2000)

Principal Occupation During Past 5 Years:

  Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive Vice President and Director since March 1998.

Other Board Memberships and Affiliations:

  Greater Boston Chamber of Commerce, Director
  Fiduciary Trust, Director
  St. Elizabeth’s Medical Center of Boston, Board Member
  Providence College,Trustee
  Simmons College,Trustee
  Newton Country Day School, Chairman of the Board
  Board of Visitors of Babson College, Board Member
  Board of Visitors of Boston University School of Public Health, Board Member
  Boston Public Library Foundation, Director
  Boston Foundation, Director
  Boston Municipal Research Bureau, Board Member
  Boys and Girls Club of Boston, Board Member

No. of Portfolios for which Board Member Serves: 16

26

Other Board Memberships and Affiliations:

Patrick J. Purcell (56) Board Member (2000)

Principal Occupation During Past 5 Years:

  Owner, President and Publisher of The Boston Herald since February 1994
  President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
  President and Chief Executive Officer, Herald Media 2001

Other Board Memberships and Affiliations:

  The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland,Vice Chairman
  The Genesis Fund, an organization that raises funds for the spe- cialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member
  United Way of Massachusetts Bay, Board Member
  Greater Boston Chamber of Commerce, Board Member
  St. John’s University,Trustee
  New England Medical Center,Trustee
  Stonehill College,Trustee

No. of Portfolios for which Board Member Serves: 16

Thomas F. Ryan, Jr. (63) Board Member (2000)

Principal Occupation During Past 5 Years:

  Retired since April 1999
  President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Brigham & Women’s Hospital,Trustee
  New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director
  RepliGen Corporation, a biopharmaceutical company, Director
  M/C Communications, a medical education company, Director

No. of Portfolios for which Board Member Serves: 16

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 27

OFFICERS OF THE FUND (Unaudited)
LAWRENCE P. KEBLUSEK, President since September 2002.
As Chief Investment Officer of Mellon’s Private Wealth Management
group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon’s Private Wealth Management group.
Prior to joining Mellon, Mr. Keblusek was a Managing Director at
Citigroup since 1995. He was previously a Vice President of the
Trust. He is 55 years old and has been employed by Mellon since
August 2002.
MARK N. JACOBS, Vice President since March 2000.
Executive Vice President, Secretary and General Counsel of Dreyfus,
and an officer of 98 investment companies (comprised of 206
portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

CHRISTOPHER SHELDON, Vice President since
September 2002.
As director of Investment Strategy for Mellon’s Private Wealth
Management group since April 2003, Mr. Sheldon manages the
analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of
Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

JEFF PRUSNOFSKY, Secretary since March 2000.
Associate General Counsel of Dreyfus, and an officer of 26
investment companies (comprised of 87 portfolios) managed by
Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.
STEVEN F. NEWMAN, Assistant Secretary since March 2000.
Associate General Counsel and Assistant Secretary of Dreyfus, and an
officer of 98 investment companies (comprised of 206 portfolios)
managed by Dreyfus. He is 55 years old and has been an employee of
Dreyfus since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since
March 2000.
Associate General Counsel of Dreyfus, and an officer of 95
investment companies (comprised of 199 portfolios) managed by
Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.
Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by
Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.
Senior Accounting Manager – Equity Funds of Dreyfus, and an
officer of 26 investment companies (comprised of 101 portfolios)
managed by Dreyfus. He is 44 years old and has been an employee of
Dreyfus since September 1982.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond Funds of Dreyfus,
and an officer of 30 investment companies (comprised of 59
portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.
Senior Accounting Manager – Taxable Fixed Income Funds of
Dreyfus, and an officer of 19 investment companies (comprised of 74 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1992.
ROBERT ROBOL, Assistant Treasurer since August 2003.
Senior Accounting Manager – Money Market Funds of Dreyfus, and
an officer of 39 investment companies (comprised of 85 portfolios)
managed by Dreyfus. He is 40 years old and has been an employee of
Dreyfus since October 1988.
ROBERT SVAGNA, Assistant Treasurer since
December 2002.
Senior Accounting Manager – Equity Funds of Dreyfus, and an
officer of 27 investment companies (comprised of 106 portfolios)
managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since
November 2001.
Mutual Funds Tax Director of Dreyfus, and an officer of 98
investment companies (comprised of 206 portfolios) managed by
Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance
Officer since September 2002.
Vice President and Anti-Money Laundering Compliance Officer of
the Distributor, and the Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the
Distributor since October 1998.

28

NOTES

For More Information

Mellon Funds Trust
c/o The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Investment Adviser

Mellon Fund Advisers, a division of The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Administrator
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Sub-Administrator
The Dreyfus Corporation 200 Park Avenue New York, NY 10166
Custodian
Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258
Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc. 200 Park Avenue New York, NY 10166
Distributor Dreyfus Service Corporation 200 Park Avenue New York, NY 10166

Telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

Mail PWM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

©2004 Dreyfus Service Corporation
MFTAR0804-MM

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, Jr. , a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Thomas F. Ryan, Jr. is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $262,000 in 2003 and $289,025 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $48,050 in 2003 and $55,200 in 2004. These services consisted of [(i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.]

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $30,600 in 2003 and $30,152 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,197,123 in 2003 and $2,776,719 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mellon Funds Trust
By:	/s/ Lawrence P. Klebusek
Lawrence P. Keblusek
President

Date:	October 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Lawrence P. Klebusek
Lawrence P. Keblusek
Chief Executive Officer

Date:	October 25, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 25, 2004

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)